                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                            (Amendment No. _________)

Check the appropriate box:

[ ]    Preliminary Information Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
       14c-5(d)(2)
[X]    Definitive Information Statement

                           SYNAGRO TECHNOLOGIES, INC.
          --------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1)       Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

       2)       Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

       4)       Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

       5)       Total fee paid:

            --------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:

       2)       Form, Schedule or Registration Statement No:

       3)       Filing Party:

       4)       Date Filed:

                           SYNAGRO TECHNOLOGIES, INC.
                         1800 BERING DRIVE, SUITE 1000
                              HOUSTON, TEXAS 77057
                                 (713) 369-1700

                                 MARCH 9, 2000

                      NOTICE OF TAKING OF CORPORATE ACTION
                      WITHOUT A MEETING BY WRITTEN CONSENT

To the Stockholders:

     Notice is hereby given that the owners of approximately 51% percent of the issued and outstanding shares of common stock of Synagro Technologies, Inc., a Delaware corporation (referred to herein as the "Company" or "Synagro"), have delivered to Synagro a written consent by which the stockholders have consented to the following actions:

     (1) Initial Financing

          (A) the issuance of 20,358.824 shares of Series C Preferred Stock, par value $.002 per share, of the Company ("Series C Preferred Stock") and 2,641.76 shares of Series D Preferred Stock, par value $.002 per share, of the Company ("Series D Preferred Stock"), to GTCR Fund VII, L.P. and its affiliates pursuant to the terms of the Purchase Agreement by and between the Company and GTCR Fund VII, L.P. (the "Purchase Agreement");

          (B) the conversion of all shares of Series C Preferred Stock into shares of Series D Preferred Stock, in accordance with and subject to the terms of the Certificate of Designation of the Series C Preferred Stock;

          (C) the issuance of an aggregate of 3,286 shares of Series D Preferred Stock and/or Series C Preferred Stock upon the exercise of the warrants initially issued to GTCR Capital Partners, L.P. and its permitted transferees pursuant to the terms of the Warrant Agreement by and between the Company and GTCR Capital Partners, L.P., an affiliate of GTCR Fund VII, L.P. (the "Warrant Agreement"); and

          (D) the issuance of up to 10,514,400 shares of Company's common stock, par value $.002 per share (the "Common Stock") (plus any shares of Common Stock issuable upon the conversion of accrued dividends on the Preferred Stock), upon the conversion of shares of Series D Preferred Stock pursuant to the terms of the Certificate of Designation of the Series D Preferred Stock.

     (2) Subsequent Financings

          (A) the issuance of an additional 102,000 shares of convertible preferred stock having terms substantially similar to the Series D Preferred Stock ("Convertible Preferred Stock") to GTCR Fund VII, L.P. and its affiliates, pursuant to the terms of the Purchase Agreement, at a price of $1,000 per share of Convertible Preferred Stock and convertible into Common Stock at a price to be determined by the Company's Board of Directors; provided that such conversion price is not anticipated to be less than $2.50 per share of Common Stock;

          (B) the issuance of up to 14,571 shares of Convertible Preferred Stock upon the exercise of the warrants to be issued to GTCR Capital Partners, L.P. or the potential transferees in connection with subsequent loans pursuant to the terms of the Warrant Agreement; and

          (C) the issuance of up to 46,628,400 shares of Common Stock, upon the conversion of shares of Convertible Preferred Stock issued pursuant to the terms of the Certificate of Designation of the Convertible Preferred Stock (plus any shares of Common Stock issuable upon conversion of accrued dividends on the Preferred Stock).

     (3) Amendment to Certificate of Incorporation

          The Amendment to the Certificate of Incorporation in accordance with
     Section 242 of the General Corporation Law of the State of Delaware, which consists of the amendment to Article Ninth thereof and other related or conforming changes.

     The actions taken by the Written Consent will be effective twenty-one (21) days (approximately March 29, 2000) after this Notice and attached Information Statement are mailed to all stockholders of Synagro.

     All necessary corporate approvals in connection with the matters referred to herein have been obtained. The accompanying Information Statement is furnished to all stockholders of record of Synagro pursuant to Section 14(c) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder solely for the purpose of informing the stockholders of these corporate actions before they take effect.

     Pursuant to Section 228 of the Delaware General Corporation Law, stockholders of record of Synagro as of January 25, 2000, the date on or about which the Written Consent was signed by the holders of not less than a majority of the issued and outstanding shares of Synagro Common Stock, are entitled to receive this Information Statement and Notice of Taking of Corporate Action Without a Meeting by Written Consent.

                                            By Order of the Board of Directors

                                            ALVIN L. THOMAS II
                                            Secretary

Houston, Texas
March 9, 2000

                             INFORMATION STATEMENT

                           SYNAGRO TECHNOLOGIES, INC.
                         1800 BERING DRIVE, SUITE 1000
                              HOUSTON, TEXAS 77057
                                 (713) 369-1700

                           YOUR VOTE IS NOT REQUIRED

                       WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

     This Information Statement is being furnished to the stockholders of record of Synagro Technologies, Inc., a Delaware corporation (referred to as the "Company" or "Synagro"), of common stock, par value $.002 per share (the "Common Stock"). This Information Statement is being furnished in order to notify the stockholders that on January 25, 2000, Synagro received the written consent (the "Written Consent") in lieu of a meeting of the stockholders of the holders of an aggregate of approximately 8,949,176 shares of Common Stock representing 50.53% of all the issued and outstanding Common Stock as of the record date approving the following actions:

     (1) Initial Financing

          (A) the issuance of 20,358.824 shares of Series C Preferred Stock, par value $.002 per share, of the Company ("Series C Preferred Stock") and 2,641.76 shares of Series D Preferred Stock, par value $.002 per share, of the Company ("Series D Preferred Stock"), to GTCR Fund VII, L.P. and its affiliates pursuant to the terms of the Purchase Agreement by and between the Company and GTCR Fund VII, L.P. (the "Purchase Agreement");

          (B) the conversion of all shares of Series C Preferred Stock into shares of Series D Preferred Stock, in accordance with and subject to the terms of the Certificate of Designation of the Series C Preferred Stock;

          (C) the issuance of an aggregate of 3,286 shares of Series D Preferred Stock and/or Series C Preferred Stock upon the exercise of the warrants initially issued to GTCR Capital Partners, L.P. pursuant to the terms of the Warrant Agreement by and between the Company and GTCR Capital Partners, L.P., an affiliate of GTCR Fund VII, L.P. (the "Warrant Agreement"); and

          (D) the issuance of up to 10,514,400 shares of Common Stock (plus any shares of Common Stock issuable upon the conversion of accrued dividends on the Preferred Stock) upon the conversion of shares of Series D Preferred Stock pursuant to the terms of the Certificate of Designation of the Series D Preferred Stock.

     (2) Subsequent Financings

          (A) the issuance of up to an additional 102,000 shares of convertible preferred stock having terms substantially similar to the Series D Preferred Stock ("Convertible Preferred Stock") to GTCR Fund VII, L.P. and its affiliates, pursuant to the terms of the Purchase Agreement, at a price of $1,000 per share of Convertible Preferred Stock and convertible into Common Stock at a price to be determined by the Company's Board of Directors; provided that such conversion price is not anticipated to be less than $2.50 per share of Common Stock;

          (B) the issuance of up to 14,571 shares of Convertible Preferred Stock upon the exercise of the warrants to be issued to GTCR Capital Partners, L.P. or the permitted transferees in connection with subsequent loans pursuant to the terms of the Warrant Agreement; and

          (C) the issuance of up to 46,628,400 shares of Common Stock, upon the conversion of shares of Convertible Preferred Stock issued pursuant to the terms of the Certificate of Designation of the

     Convertible Preferred Stock (plus any shares of Common Stock issuable upon conversion of accrued dividends on the Preferred Stock).

     (3) Amendment to Certificate of Incorporation

          The Amendment to the Certificate of Incorporation in accordance with
     Section 242 of the General Corporation Law of the State of Delaware, which consists of the amendment to Article Ninth thereof and other related or conforming changes.

A copy of the Written Consent is attached hereto as Exhibit A. This Information Statement describing the Initial Financing, Subsequent Financings and Amendment to Certificate of Incorporation is being mailed on or about March 9, 2000 to all stockholders of record at the close of business on January 25, 2000. As of that date, there were 17,710,619 shares of Common Stock outstanding, each entitled to one vote on each matter presented to the stockholders.

             QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

WHY AM I RECEIVING THIS INFORMATION STATEMENT?

     This Information Statement provides notice to all stockholders of Synagro Technologies of action taken by written consent by the owners of a majority of the issued and outstanding shares of common stock.

WHAT ACTION DID THE MAJORITY STOCKHOLDERS APPROVE?

     Two things. First, the stockholders approved issuance of shares of convertible preferred stock and warrants to GTCR Fund and its affiliates, and future issuances of convertible preferred stock and warrants to GTCR Fund and its affiliates for uses approved by GTCR Fund and its affiliates. GTCR Fund and its affiliates also loaned money to us for use in current and future acquisitions. Second, as a condition to receiving such loan, the stockholders approved an amendment to our certificate of incorporation giving the holder of the debt the right to elect an additional director upon an event of default.

WHAT PERCENTAGE OF SYNAGRO STOCK DOES GTCR FUND AND ITS AFFILIATES OWN?

     GTCR Fund and its affiliates currently own 23,336.458 shares of convertible preferred stock in Synagro. Following the expiration of 21 days from the date of this Information Statement, all of these shares of convertible preferred stock will have voting rights, and will be immediately convertible into 9,334,583 shares of Synagro common stock, which represent approximately 32.9% of the total amount outstanding. Also, GTCR Fund and its affiliates have appointed David A. Donnini to the Board of Directors as their representative. There are currently five directors. Following the expiration of 21 days from the date of this Information Statement, GTCR Fund and its affiliates shall have the right to appoint an additional director.

     If Synagro desires to acquire additional companies in the future, GTCR Fund and its affiliates will have the right to fund these acquisitions by purchasing additional shares of convertible preferred stock, funding debt and receiving warrants to purchase convertible preferred stock. In the event of such future fundings, GTCR Fund and its affiliates could eventually hold stock that is convertible into more than 50% of Synagro's outstanding common stock.

WHAT DO I NEED TO DO?

     Nothing. This Information Statement provides notice to all stockholders of the actions taken. No vote or proxy is required and we are not requesting you to send us a proxy.

WHAT HAS SYNAGRO DONE WITH THE MONEY INVESTED AND LOANED BY GTCR?

     We have completed the acquisition of Residual Technologies, Limited Partnership and its affiliates; Ecosystematics, Inc.; Davis Water Analysis, Inc.; and AKH Water Management, Inc. We are also working to complete acquisitions of Rehbein, Inc. and Whiteford Construction Co., Inc. These acquisitions expand our residuals management capabilities and give our stockholders an interest in a larger, more diversified corporation.

                               TABLE OF CONTENTS

ACTION TAKEN................................................     1
NO DISSENTERS' RIGHTS.......................................     1
INTEREST OF CERTAIN PERSONS IN THE ACTIONS DESCRIBED
  HEREIN....................................................     1
FINANCING TRANSACTIONS......................................     1
  Equity Financing..........................................     2
  Subordinated Debt Financing...............................    11
  Senior Debt Financing.....................................    13
  Fairness Opinion..........................................    15
AMENDMENT TO CERTIFICATE OF INCORPORATION...................    19
ACQUISITION OF RESTEC.......................................    20
  General Description of the Transaction....................    20
  The RESTEC Acquisition Agreements.........................    20
  Other Agreements..........................................    22
ACQUISITION OF ECOSYSTEMATICS...............................    22
  General Description of the Transaction....................    22
  The Ecosystematics Purchase Agreement.....................    23
OTHER ACQUISITIONS..........................................    24
  Davis Water Analysis, Inc. ...............................    24
  AKH Water Management, Inc. ...............................    24
PROPOSED ACQUISITION OF REHBEIN.............................    24
PROPOSED ACQUISITION OF WHITEFORD...........................    25
MATTERS RELATING TO ACQUISITIONS............................    25
  Reasons for the Transactions..............................    25
  Accounting Treatment......................................    26
  Regulatory Approvals......................................    26
  Restrictions on Resales by Affiliate......................    26
MARKET PRICES AND DIVIDEND POLICY...........................    27
SELECTED UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
  DATA......................................................    28
INFORMATION ABOUT SYNAGRO...................................    36
  History of Synagro........................................    36
  Business of Synagro.......................................    36
  Executive Offices.........................................    36
SELECTED FINANCIAL DATA OF SYNAGRO..........................    37
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF SYNAGRO......................    38
  Results of Operations for the Nine Months Ended September
     30, 1999 and 1998......................................    38
  Results of Operations for the Year Ended December 31, 1998
     and 1997...............................................    39
  Liquidity and Capital Resources...........................    40
  Quantitative and Qualitative Disclosures about Market Risk
     of Synagro.............................................    42
  Interest Rate Risk........................................    42
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT OF SYNAGRO.....................................    43
INFORMATION ABOUT RESTEC....................................    44
SELECTED FINANCIAL DATA OF RESTEC...........................    44
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATION OF RESTEC........................    45
  Results of Operations.....................................    45
  Liquidity and Capital Resources...........................    45
INFORMATION ABOUT ECOSYSTEMATICS, INC.......................    48
SELECTED FINANCIAL DATA OF ECOSYSTEMATICS...................    48

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF ECOSYSTEMATICS...............    49
  Results of Operations.....................................    49
  Liquidity and Capital Resources...........................    49
INFORMATION ABOUT REHBEIN...................................    49
SELECTED FINANCIAL DATA OF REHBEIN..........................    50
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF REHBEIN......................    51
  Results of Operations.....................................    51
  Liquidity and Capital Resources...........................    51
INFORMATION ABOUT WHITEFORD CONSTRUCTION CO., INC. .........    52
SELECTED FINANCIAL DATA OF WHITEFORD........................    52
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS OF WHITEFORD....................    53
  Results of Operations.....................................    53
  Liquidity and Capital Resources...........................    53

                                  ACTION TAKEN

     On or about January 24, 2000, Synagro's Board of Directors approved the transactions contemplated in the Initial Financing, Subsequent Financings and Amendment to Certificate of Incorporation. The Board of Directors also approved such transactions for purposes of Section 203 of the Delaware General Corporation Law. On or about January 24, 2000, the Board of Directors amended Synagro's Rights Plan to provide that the rights thereunder will not be triggered by the Initial Financing or the Subsequent Financings.

     Pursuant to Section 228 of Delaware General Corporation Law, the written consent of the holders of outstanding shares of Synagro's outstanding capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such special meeting. As a result of the Written Consent, stockholder approval of the transactions contemplated in the Initial Financing, Subsequent Financings and the Amendment to Certificate of Incorporation has been obtained. Accordingly, all necessary corporate approvals in connection with the matters referred to herein have been obtained and no further votes will be needed. The Written Consent will become effective on or about March 29, 2000, but in no event less than 21 days after Synagro has first mailed this Information Statement to the stockholders of the Company. The Board of Directors of the Company does not intend to solicit any proxies or consents in connection with the foregoing actions.

     This Information Statement is furnished solely for the purpose of informing stockholders, and is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of Common Stock in regard to the Initial Financing, Subsequent Financings and Amendment to Certificate of Incorporation of the action being taken.

                             NO DISSENTERS' RIGHTS

     The corporate action described in this Information Statement will not afford to stockholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

          INTEREST OF CERTAIN PERSONS IN THE ACTIONS DESCRIBED HEREIN

     No person who has been an officer or director of Synagro since the beginning of December 31, 1998 has any substantial interest by security holding or otherwise, in the Financing Transactions. The employment agreements of Messrs. Patten, Rome, Thomas and Withrow were amended in connection with the Financing Transactions (defined below). See "Financing
Transactions -- Agreements Concerning Employment Rights."

                             FINANCING TRANSACTIONS

     On January 27, 2000, Synagro entered into three related financing transactions consisting of equity, subordinated indebtedness and senior secured indebtedness (collectively, the "Financing Transactions"). The equity component of the Financing Transactions ("Equity Financing") was entered into pursuant to the terms of the Purchase Agreement ("Purchase Agreement") with GTCR Fund VII, L.P. ("GTCR Fund"), a copy of which is attached hereto as Exhibit B. The subordinated debt component of the Financing Transactions ("Subordinated Debt Financing") was entered into pursuant to the terms of the Senior Subordinated Loan Agreement ("Subordinated Loan Agreement") with GTCR Capital Partners, L.P. ("GTCR Capital"). The senior secured debt component of the Financing Transactions ("Senior Debt Financing") was entered into pursuant to the terms of the Amended and Restated Senior Credit Agreement with Bank of America, N.A., Canadian Imperial Bank of Commerce, and certain other lenders ("Senior Credit Agreement").

     The detailed terms of the Financing Transactions are contained in the Purchase Agreement, the Subordinated Loan Agreement and the Senior Credit Agreement. The Purchase Agreement is attached to this Information Statement and is incorporated herein by reference. The Subordinated Loan Agreement and the

Senior Credit Agreement are attached as Exhibits to Synagro's Current Report of Form 8-K filed February 17, 2000. The following discussion sets forth a description of the material terms of the Purchase Agreement, the Subordinated Loan Agreement and the Senior Credit Agreement. The description in this Information Statement is qualified in its entirety by reference to such agreements.

EQUITY FINANCING

  Terms of Purchase Agreement

     Pursuant to the terms of the Purchase Agreement, GTCR Fund agreed to provide up to $125 million in equity financing to fund acquisitions and for certain other uses, in each case as approved by the Board of Directors of Synagro and GTCR Fund ("Approved Use"). Prior to the date of this Information Statement, Synagro has issued 17,778.224 shares of Series C Preferred Stock (valued at $17,778,224) and 2,641.176 shares of Series D Preferred Stock (valued at $2,641,176) pursuant to the terms of the Purchase Agreement. Synagro may issue up to an additional 104,580.6 shares of convertible preferred stock to GTCR Fund for an Approved Use under the terms of the Purchase Agreement.

     If Synagro desires additional funds from GTCR Fund under the terms of the Purchase Agreement, Synagro shall submit a request to GTCR Fund specifying the proposed use. GTCR Fund is under no obligation to approve the request, and if it is denied, Synagro may proceed with an acquisition only if it is permitted under the covenants discussed below. If, however, GTCR Fund approves the request, Synagro may issue up to an additional 104,580.6 shares of convertible preferred stock at a price of $1,000 per share (such amounts to be adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events). In connection with each such purchase, Synagro's Board of Directors shall designate a series of convertible preferred stock that shall have identical terms as Series D Preferred Stock, but with a conversion price mutually agreed upon by Synagro's Board of Directors and the majority holders of outstanding preferred stock, taking into account, among other things, an assumed equity value for Synagro equal to the result of (i) seven multiplied by Synagro's earnings before interest, taxes and amortization minus (ii) Synagro's outstanding indebtedness.

     In order to consummate a subsequent purchase under the terms of the Purchase Agreement, the representations and warranties of Synagro set forth in the Purchase Agreement must be true and correct in all material respects. Further, no default or event of default may exist as of the date of such subsequent purchase or would result from the consummation of the borrowings by Synagro under the Subordinated Loan Agreement. GTCR Capital shall have loaned (or will loan concurrently with the funding of the subsequent purchase) to Synagro pursuant to the Subordinated Loan Agreement an amount equal to the purchase price for the convertible preferred stock being purchased by GTCR Fund. Finally, the other conditions to closing set forth in the Purchase Agreement must be satisfied.

     Covenants. The Purchase Agreement contains covenants of Synagro, which are substantially similar to the covenants set forth in the Subordinated Loan Agreement. Noncompliance with the terms of such covenants may result in a default under the Subordinated Loan Agreement and may limit the ability of Synagro to obtain funds from GTCR Fund or GTCR Capital in the future.

     During the term of the Purchase Agreement, Synagro must provide certain financial statements and other information to GTCR Fund, including (i) audit reports, (ii) quarterly reports, (iii) monthly reports, (iv) copies of any reports sent to the Securities and Exchange Commission (the "Commission") or shareholders, (v) notices of defaults, litigation and certain ERISA matters,
(vi) management reports, (vii) projections, and (viii) certain other information that GTCR Fund may reasonably request from time to time. Synagro must also allow GTCR Fund (so long as it holds shares of preferred stock) to review properties, financial statements and records of Synagro, and to hold discussions regarding the affairs, finances and accounts of Synagro with officers and key employees. Synagro must maintain the listing of its Common Stock on the Nasdaq Small Cap Market System or similar exchange or system, and it must comply with its reporting requirements under the Exchange Act. Synagro must also remain in compliance with applicable laws.

     So long as GTCR Fund holds preferred stock convertible into at least 15% of the outstanding shares of Common Stock (after giving effect to such conversion), the Purchase Agreement imposes negative covenants on Synagro, which include limitations on or prohibitions of: (i) dividends on capital stock other than the convertible preferred stock, (ii) redemptions or purchases of outstanding securities of Synagro, (iii) issuances of convertible or equity securities, (iv) incurrence of indebtedness, (v) amendments to the Certificate of Incorporation or Bylaws of Synagro in any way that would adversely affect the rights of the holders of preferred stock, (vi) entering into or permitting any subsidiary to enter into the ownership, active management or operation of any business other than the management, processing, collection, handling and disposal of non-hazardous bio-solid waste, animal manure, and green and other organic waste or similar non-hazardous waste-related business activities, and (vii) transactions outside the ordinary course of business. With respect to acquisitions that do not constitute an Approved Use, Synagro may enter into such acquisitions, provided that (A) Synagro is not in default under the Subordinated Loan Agreement, (B) the entity or assets being acquired is in the same business as permitted under clause (vi) above, (C) Synagro is in pro forma compliance with all financial ratios and restrictions set forth in the Subordinated Loan Agreement, (D) the proceeds from convertible preferred stock issued thereunder are not used to finance such transaction, and (E) the aggregate purchase price to be paid by Synagro or its subsidiaries (including assumed debt) is less than $3 million for any single transaction or series of related transactions and $10 million in the aggregate for all transactions.

     Representations. The Purchase Agreement contains representations of Synagro for the benefit of GTCR Fund, which include representations regarding the following: (i) shareholder consents, (ii) waiver of vesting of certain rights upon a change in control, (iii) organization, corporate power and licenses, (iv) capital stock and related matters, (v) subsidiaries and investments, (vi) authorization, (vii) financial statements, (viii) absence of undisclosed liabilities, (ix) no material adverse changes, (x) absence of certain developments, (xi) assets, (xii) real property, (xiii) tax matters, (xiv) contracts and commitments, (xv) intellectual property rights, (xvi) litigation,
(xvii) brokerage, (xviii) governmental consents, (xix) insurance, (xx) employees, (xxi) employee benefit plans, (xxii) compliance with laws, (xxiii) environmental and safety matters, (xxiv) affiliated transactions, (xxv) real property holding corporation status, (xxvi) customers and suppliers, (xxvii) reports with the Commission, (xxviii) investment company status, (xxix) Antitakeover statutes, (xxx) Synagro's Rights Agreement, (xxxi) general disclosure matters. Such representations were made by Synagro at the initial closing on January 27, 2000, and will be reaffirmed at any subsequent closing.

     Indemnification. Pursuant to the terms of the Purchase Agreement, Synagro will be required to indemnify GTCR Fund and its affiliates against any losses incurred by them as a result of, or arising out of, or relating to (i) third parties claims relating to (y) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the preferred stock or (z) the execution, delivery, performance or enforcement of the Purchase Agreement and any other instrument, document or agreement executed pursuant thereto by any of the Indemnitees, (ii) a breach of a representation or warranty by Synagro or any subsidiary in any material respect, or (iii) a breach of a covenant by Synagro or any subsidiary under the Purchase Agreement or related documents. The Purchase Agreement also requires that Synagro indemnify GTCR Fund and its affiliates for losses incurred with respect to certain environmental matters. Synagro, however, is not required to indemnify GTCR Fund or its affiliates in connection with (a) any violations of law or governmental regulations by GTCR Fund or its affiliates, (b) any acts of willful misconduct or gross negligence by GTCR Fund or its affiliates or (c) any actions against GTCR Fund by its creditors or shareholders or creditors of GTCR Fund's parent companies.

  Terms of Preferred Stock

     The following is a summary of the preferences, powers and rights of the Series C Preferred Stock set forth in the Certificate of Designations, Preferences and Rights of the Series C Preferred Stock, which was filed with the Secretary of State of the State of Delaware on January 26, 2000 ("Series C Certificate of Designation"), and the Series D Preferred Stock set forth in the Certificate of Designations, Preferences and Rights of the Series D Preferred Stock, which was filed with the Secretary of State of the State of Delaware on January 26, 2000 ("Series D Certificate of Designation"). The summary is qualified in its entirety by reference to the full text of the Series C Certificate of Designation and the Series D Certificate of Designation, copies of which are attached as Exhibits to Synagro's Current Report of Form 8-K filed February 17, 2000.

     As set forth below, the designations, preferences and rights of the Series C Preferred Stock are identical to the Series D Preferred Stock with respect to priority, liquidation, dividends, redemption and events of non-compliance. The sole differences between Series C Preferred Stock and Series D Preferred Stock relate to number of authorized shares, voting rights and conversion. Unless otherwise indicated, Series C Preferred Stock and Series D Preferred Stock shall be referred to collectively as "Preferred Stock."

     Number of Authorized Shares. The number of authorized shares of Series C Preferred Stock is 30,000. The number of authorized shares of Series D Preferred Stock is 32,000.

     Priority. With respect to dividends and distributions upon liquidation, dissolution and winding-up of Synagro, the Preferred Stock is senior to the Common Stock or any other equity securities of Synagro.

     Liquidation. The liquidation value of each share of Preferred Stock is $1,000 per share ("Liquidation Value"). Upon any liquidation, dissolution or winding up of Synagro (whether voluntary or involuntary), each holder of Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any equity securities of Synagro other than Preferred Stock ("Junior Securities"), an amount in cash equal to the aggregate Liquidation Value of all shares held by such holder (plus all accrued and unpaid dividends thereon), and the holders of Preferred Stock shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of Synagro, Synagro's assets to be distributed among the holders of the Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets available to be distributed to Synagro's stockholders shall be distributed pro rata among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Preferred Stock held by each such holder.

     Dividends. Dividends on each share of the Preferred Stock shall accrue on a daily basis at the rate of 8% per annum on aggregate Liquidation Value of the shares, plus all accumulated and unpaid dividends thereon from and including the date of issuance of such share. Dividends shall continue to accrue until the first to occur of (a) the date on which the Liquidation Value of such share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof in connection with the liquidation of Synagro or the redemption of such share by Synagro, (b) the date on which such share is converted (provided that accrued and unpaid dividends on converted shares of Series C Preferred Stock will continue to accrue with respect to the resulting shares of Series D Preferred Stock), or (c) the date on which such share is otherwise acquired by Synagro. Accrued and unpaid dividends shall accumulate on a quarterly basis. So long as any shares of Preferred Stock remain outstanding, without the prior written consent of the holders of a majority of the outstanding such shares, Synagro shall not directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities.

     Voting Rights of Series C Preferred Stock. Except as otherwise required by applicable law, the Series C Preferred Stock shall have no voting rights; provided that each holder of Series C Preferred Stock shall be entitled to notice of all stockholders meetings at the same time and in the same manner as notice is given to all stockholders entitled to vote at such meetings.

     Voting Rights of Series D Preferred Stock. At any time that the holders of the Series D Preferred Stock, together with any other series of convertible preferred stock that may be subsequently issued under the Purchase Agreement (collectively, "Convertible Preferred Stock") hold less than a majority of the outstanding Common Stock (assuming conversion of the Convertible Preferred Stock), or, if such holders own a majority of such shares, until the first meeting following the attainment of majority ownership (a "Majority Ownership Event"), such holders shall be entitled to vote separately as a single class to the exclusion of all other classes of Synagro's capital stock, with each share of Convertible Preferred Stock entitled to one vote, to elect a pro rata share of Synagro's Board of Directors based on such holders' ownership percentage of Common Stock (assuming conversion of the Convertible Preferred Stock, but excluding Common Stock actually held by such holders), to serve on Synagro's Board of Directors until their successors are duly elected by the holders of the Convertible Preferred Stock or they are removed from office (with or without cause) by the holders of the Convertible Preferred Stock. In determining such pro rata share, fractional numbers of directors less than 0.5 shall be rounded down and fractional numbers of directors in excess of
0.5 shall be rounded up to the next whole director; provided that if such holders have the right to elect in excess of two directors but less than three directors, fractional numbers of directors less than 0.64 shall be rounded down and fractional numbers of directors in excess of 0.64 shall be rounded up to the next whole director. Furthermore, until the occurrence of a Majority Ownership Event, the holders of the Convertible Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with Synagro's bylaws, and except in the election of directors and as otherwise required by applicable law, the holders of the Convertible Preferred Stock shall be entitled to vote together with the holders of the Common Stock voting together as a single class on all matters (i) submitted to the stockholders for a vote and (ii) to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting, in each case with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

     Following the occurrence of a Majority Ownership Event, the holders of Convertible Preferred Stock shall be entitled to notice of all stockholders meetings in accordance with Synagro's bylaws, and except as otherwise required by applicable law, the holders of the Convertible Preferred Stock shall be entitled to vote together with the holders of the Common Stock voting together as a single class on all matters (including the election of directors) (i) submitted to the stockholders for a vote and (ii) to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a stockholders meeting, in each case with each share of Common Stock entitled to one vote per share and each share of Convertible Preferred Stock entitled to one vote for each share of Common Stock issuable upon conversion of the Convertible Preferred Stock as of the record date for such vote or, if no record date is specified, as of the date of such vote.

     Conversion of Series C Preferred Stock. A holder of Series C Preferred Stock may convert all or any portion of the Series C Preferred Stock (including any fraction of a share) held by such holder into an identical number of shares of Series D Preferred Stock; provided that a conversion of shares of Series C Preferred Stock cannot take place until the later of (a) the date that is 21 calendar days after the date that this Information Statement is delivered to the stockholders of Synagro, and (b) the date upon which the waiting period for the filing made by Synagro on February 15, 2000, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, expires or is terminated. All accrued dividends which have not been paid prior to the conversion of shares of Series C Preferred Stock shall continue to accrue and shall be obligations with respect to the converted shares of Series D Preferred Stock. Synagro is required to maintain a reserve of shares of Series D Preferred Stock for issuance upon conversion of the Series C Preferred Stock.

     In the event that there is a recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of Synagro's assets or other transaction, in each case which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock ("Organic Change"), then prior to the consummation of such transaction, Synagro must make appropriate provisions to insure that each of the holders of Series C Preferred Stock shall thereafter have the right to acquire and receive such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted its Series C Preferred Stock immediately prior to such Organic Change. Synagro may not effect any such consolidation, merger or sale, unless prior to the consummation of the transaction, the successor entity resulting from consolidation or merger or the entity purchasing such assets assumes, in writing, the obligation to deliver to each such holder such shares of stock, securities or assets as such holder may be entitled to acquire.

     Conversion of Series D Preferred Stock. At any time and from time to time, any holder of Series D Preferred Stock may convert all or any portion of the Series D Preferred Stock (including any fraction of a share) held by such holder, and to the extent elected by such holder, any accrued and unpaid dividends thereon, into a number of shares of Common Stock computed by dividing
(i) the sum of (a) the number of shares to be converted multiplied by the Liquidation Value and (b) the amount of such accrued and unpaid dividends by (ii) the Conversion Price (as defined below) then in effect. The initial conversion price shall be $2.50 per share; provided that in order to prevent dilution, the Conversion Price may be adjusted in accordance with the terms of the Series D Certificate of Designation for certain issuances of Common Stock, options, warrants, convertible securities or other equity securities at a price less than the current market price (but excluding the issuances of Preferred Stock or Warrants). The Series D Certificate of Designation provides for similar conversion rights upon an Organic Change as the Series C Certificate of Designation.

     Redemption. Shares of Preferred Stock are subject to mandatory redemption by Synagro on January 26, 2010, at a price per share equal to the Liquidation Value thereof (plus accrued and unpaid dividends). Further, upon the consent of the holders of a majority of the outstanding shares of Preferred Stock, Synagro may redeem all or any portion of the shares of Preferred Stock at any time prior to the mandatory redemption date at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends).

     If a Change in Ownership (as defined below) has occurred, Synagro has entered into a written agreement with respect to a Change in Ownership or Synagro obtains a written proposal for a Change in Ownership, Synagro must give prompt written notice of such Change in Ownership to each holder of Preferred Stock, and Synagro shall give each holder of Preferred Stock prompt written notice of any subsequent material change in the terms or timing of such transaction. The holder or holders of a majority of the Preferred Stock then outstanding may require Synagro to redeem all or any portion of the Preferred Stock owned by such holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends) by giving written notice to Synagro of such election prior to the later of (i) 10 days after receipt of written notice from Synagro and (ii) 10 days prior to the consummation of the Change in Ownership (the "Expiration Date"). Synagro shall give prompt written notice of any such election to all other holders of Preferred Stock within five days after the receipt thereof, and each such holder shall have until the later of the Expiration Date or five days after receipt of such second notice to request redemption (by giving written notice to Synagro) of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such elections, Synagro shall be obligated to redeem the aggregate number of shares specified therein on the later of (y) the occurrence of the Change in Ownership or (z) five days after Synagro's receipt of such elections. If any proposed Change in Ownership does not occur, all requests for redemption in connection therewith shall be automatically rescinded and Synagro shall have no liability in connection therewith. The term "Change in Ownership" means any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock by Synagro or any holders thereof which results in any person or group of persons (as the term "group" is used under the Exchange Act), other than the holders of Common Stock and Preferred Stock as of January 27, 2000, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances.

     If Synagro enters into a written agreement providing for a Fundamental Change (as defined below), Synagro shall give written notice of such Fundamental Change describing in reasonable detail the material terms and date of consummation thereof to each holder of Preferred Stock, and Synagro shall give each holder of Preferred Stock prompt written notice of any material change in the terms or timing of such transaction. The holder or holders of a majority of the shares then outstanding may require Synagro to redeem all or any portion of the Preferred Stock owned by such holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to Synagro of such election prior to the later of (i) 10 days prior to the consummation of the Fundamental Change or (ii) 10 days after receipt of notice from Synagro. Synagro shall give prompt written notice of such election to all other holders of Preferred Stock (but in any event within five days prior to the consummation of the Fundamental Change), and each such holder shall have until two days after the receipt of such notice to request redemption (by written notice given to Synagro) of all or any portion of the Preferred Stock owned by such holder. Upon receipt of such elections, Synagro shall be obligated to redeem the aggregate number of shares specified therein upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur, all requests for redemption in connection therewith shall be automatically rescinded and the Corporation shall have no liability in connection therewith. The term "Fundamental Change" means (a) any sale or transfer of more than 50% of the assets of Synagro and its subsidiaries on a consolidated basis in any transaction or series of transactions (other than sales in the ordinary course of business consistent with past practice) and (b) any merger or consolidation to which Synagro is a party, except for a merger in which Synagro is the surviving corporation, the terms of the Preferred Stock are not changed and the Preferred Stock is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of Synagro's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of Synagro's Board of Directors immediately prior to the merger shall continue to own Synagro's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of Synagro's Board of Directors.

     Events of Noncompliance. The Series C and Series D Certificates of Designation define an "Event of Noncompliance" as the following: (i) Synagro fails to make any required redemption payment with respect to the Preferred Stock, whether or not such payment is legally permissible or is prohibited by any agreement to which Synagro is subject; (ii) Synagro breaches or otherwise fails to perform or observe certain covenants or agreements set forth in the respective Certificate of Designation or in the Purchase Agreement; (iii) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Preferred Stock pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by Synagro or any subsidiary to any holder of Preferred Stock, is false or misleading; (iv) Synagro or any subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due or is involved in certain bankruptcy or similar insolvency proceedings, as more thoroughly discussed in the respective Certificates of Designation; (v) a judgment in excess of $1,000,000 is rendered against Synagro or any subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; (vi) there is an acceleration of the maturity of any debt for borrowed money of Synagro or any subsidiary (whether by having become due and payable by its terms or by having been declared due and payable prior to its stated maturity) or any payment default or defaults aggregating more than $2,000,000 under the terms applicable to any debt of Synagro or any subsidiary (subject to any applicable grace period), whether by acceleration or otherwise; or (vii) Synagro or any of its subsidiaries is enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business for more than 15 days.

     If an Event of Noncompliance has occurred and is continuing and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the dividend rate on the Preferred Stock shall increase immediately by an increment of two percentage points. Any such increase of the dividend rate shall terminate as of the close of business on the date on which no Event of Noncompliance exists.

     If an Event of Noncompliance (other than an Event of Noncompliance related to bankruptcy or insolvency of Synagro) has occurred and is continuing, and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the holder or holders of a majority of the Preferred Stock then outstanding may demand (by written notice delivered to Synagro) immediate redemption of all or any portion of the Preferred Stock owned by such holder or holders at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends). Synagro shall give prompt written notice of such election to the other holders of Preferred Stock (but in any event within five days after receipt of the initial demand for redemption), and each such other holder may demand immediate redemption of all or any portion of such holder's Preferred Stock by giving written notice thereof to Synagro within seven days after receipt of Synagro's notice.

     If an Event of Noncompliance related to the bankruptcy or insolvency of the Company has occurred, all of the shares of Preferred Stock then outstanding shall be subject to immediate redemption by Synagro (without any action on the part of the holders) at a price per share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends). Synagro shall immediately redeem all shares of Preferred Stock upon the occurrence of such Event of Noncompliance.

     If any Event of Noncompliance related to failure by Synagro to make a required redemption payment has occurred and is continuing, and has not been cured within 45 days after Synagro has received written notice thereof from a majority of the holders of Preferred Stock, the number of directors constituting Synagro's

Board of Directors shall, at the request of a majority of the Preferred Stock then outstanding, be increased by one member, and the holders of Preferred Stock shall have the special right, voting together as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of Synagro's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship shall constitute a separate class of directors, and the director elected by the holders of the Preferred Stock shall be entitled to cast a number of votes on each matter considered by Synagro's Board of Directors (including for purposes of determining the existence of a quorum) equal to the sum of the number of votes entitled to be cast by all of the other directors plus one. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate.

  Registration Agreement

     In accordance with the Purchase Agreement and the Subordinated Loan Agreement, Synagro entered into a Registration Agreement with GTCR Fund and GTCR Capital on January 27, 2000 ("Registration Agreement"), a copy of which is attached as an Exhibit to Synagro's Current Report on Form 8-K filed February 17, 2000. For purposes of the Registration Agreement, the term "Registrable Securities" is defined as (i) any Common Stock issued or issuable upon conversion of the Preferred Stock (A) issued pursuant to the Purchase Agreement or (B) issued or issuable upon exercise of the Warrants, and (ii) any other shares of Common Stock issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation, or other reorganization. The Registration Agreement also sets forth certain instances in which shares will cease to be Registrable Securities.

     Demand Registrations. Subject to restrictions set forth in the Registration Agreement, the holders of a majority of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), or on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration ("Short-Form Registrations"), if available. All such registrations are referred to as "Demand Registrations." Each request for a Demand Registration shall specify the approximate number of Registerable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, Synagro shall give written notice of such requested registration to all other holders of Registerable Securities and shall include in such registration all Registerable Securities with respect to which Synagro has received written requests for inclusion therein within 15 days after the receipt of Synagro's notice. In the case of an underwritten offering, Synagro shall have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the approval of the holders of a majority of the Registerable Securities included in such Demand Registration, which approval shall not be unreasonably withheld.

     Pursuant to the terms of the Registration Agreement, the holders of Registerable Securities shall be entitled to request two Long-Form Registrations plus one additional Long-Form Registration for each additional $25 million invested in Synagro (either on one or multiple occasions) through the purchase of Convertible Preferred Stock pursuant to the Purchase Agreement, in which Synagro shall pay all registration expenses. All Long-Form Registrations shall be underwritten registrations.

     In addition to the Long-Form Registrations, the holders of Registerable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which Synagro shall pay all registration expenses; provided, however, that all Short-Form Registrations shall be for a minimum of $10 million of Registerable Securities, based on the anticipated per share price range for such offering. Demand Registrations shall be Short-Form Registrations whenever Synagro is permitted to use any applicable short form. Synagro shall use its best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registerable Securities.

     Synagro shall not include in any Demand Registration any securities which are not Registerable Securities without the prior written consent of the holders of a majority of the Registerable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise Synagro in writing that, in their opinion, the number of Registerable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registerable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registerable Securities to be included in such registration, then Synagro shall include in such registration, prior to the inclusion of any securities which are not Registerable Securities, the number of Registerable Securities requested to be included which, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registerable Securities owned by each such holder.

     Piggy-back Registrations. Whenever Synagro proposes to register any of its securities under the Securities Act (other than (i) pursuant to a Demand Registration, or (ii) in connection with registrations on Form S-4, S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registerable Securities (a "Piggyback Registration"), Synagro shall give prompt written notice to all holders of Registerable Securities of its intention to effect such a registration and shall include in such registration all Registerable Securities with respect to which Synagro has received written requests for inclusion therein within 20 days after the receipt of Synagro's notice. The registration expenses of the holders of Registerable Securities shall be paid by Synagro in all Piggyback Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of Synagro, and the managing underwriters advise Synagro in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to Synagro, then Synagro shall include in such registration (i) first, the securities Synagro proposes to sell, and (ii) second, all other securities (including the Registerable Securities) requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Synagro's securities other than holders of Registerable Securities, and the managing underwriters advise Synagro in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registerable Securities to be included in such registration, then Synagro shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and (ii) second, all other securities (including Registerable Securities) requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder.

  Professional Services Agreement

     In connection with the transactions contemplated by the Purchase Agreement, Synagro and GTCR Fund entered into a Professional Services Agreement on January 27, 2000, whereby GTCR Fund agreed to provide certain management and financial services for Synagro. As consideration for such services, Synagro agreed that at the time of any purchase of Preferred Stock under the Purchase Agreement, Synagro will pay GTCR Fund a placement fee equal to 0.5% of the amount paid to Synagro in connection with such purchase. The Professional Services Agreement will continue in effect until such time as GTCR Fund ceases to own at least 25% of the Preferred Stock issued under the Purchase Agreement.

  Board of Directors Representation

     In accordance with the terms the Purchase Agreement and the Series D Certificate of Designation, Synagro increased the size of its board of directors from 4 to 5 members on January 27, 2000, and appointed David A. Donnini to fill such newly created directorship. At such time that GTCR Fund converts the shares of Series C Preferred Stock which it currently holds, Synagro will be obligated under the terms of the Purchase Agreement and the Series D Certificate of Designation to increase the size of its board of directors from 5 to 6 members, and GTCR Fund shall have the right to designate the person to fill such newly created vacancy.

  Equity issued by Company under Financings

     In connection with the financing on January 27, 2000, Synagro issued 17,358.824 shares of Series C Preferred Stock and 2,641.176 shares of Series D Preferred Stock to GTCR Fund for an aggregate purchase price of $20 million. Synagro also issued a Warrant (as defined below) for the purchase of 2,857.143 shares of Series D Preferred Stock to GTCR Capital in connection with the borrowing of $20 million under the Subordinated Loan Agreement, which Warrant was immediately exercised by GTCR Capital.

     In connection with the financing on February 4, 2000, Synagro issued 419.4 shares of Series C Preferred Stock to GTCR Fund for an aggregate purchase price of $419,400. Synagro also issued a Warrant for the purchase of 59.915 shares of Series C Preferred Stock to GTCR Capital in connection with the borrowing of $419,400 under the Subordinated Loan Agreement, which Warrant was immediately exercised by GTCR Capital.

     As of the date of this Information Statement, GTCR Fund owns 17,778.224 shares of Series C Preferred Stock and 2,641.176 shares of Series D Preferred Stock, and GTCR Capital owns 59.915 shares of Series C Preferred Stock and 2,857.143 shares of Series D Preferred Stock. If all such shares of Series C Preferred Stock were converted into Series D Preferred Stock, and then all shares of Series D Preferred were subsequently converted, Synagro would be required to issue 9,334,583 shares of Common Stock, which would represent approximately 32.9% of the total outstanding shares of Synagro Common Stock.

  Agreements Concerning Employment Rights

     On January 27, 2000, the Company and each of Ross M. Patten, Mark A. Rome, Alvin L. Thomas, II and J. Paul Withrow (collectively, the "Executives") entered into an Agreement Concerning Employment Rights ("Employment Rights Agreements"), copies of which are attached as Exhibits to Synagro's Current Report on Form 8-K filed on February 17, 2000. Pursuant to the Employment Rights Agreements, each of the Executives waived all rights to the acceleration of stock options and all rights resulting from a change in control under their respective employment contracts, which may arise now or in the future in connection with the transactions contemplated by the Purchase Agreement, Subordinated Loan Agreement and Warrant Agreement. The Employment Rights Agreements also amended the employment contracts of each of the Executives to (i) increase the annual salary payable to each Executive ($225,000 per year to Mr. Patten, and $175,000 per year to Messrs. Rome, Thomas and Withrow), (ii) provide that each Executive shall be entitled to participate in an annual bonus pool, which shall provide for a bonus of up to 50% of base salary in the discretion of the board of directors, (iii) extend the term of employment for Messrs. Rome, Thomas and Withrow so that the remaining term is always 24 months, and (iv) amend the definition of "Change of Control" to conform with the Purchase Agreement, Subordinated Loan Agreement and Warrant Agreement and to exclude the transactions contemplated by such agreements.

     The Employment Rights Agreements provide that in the event that (i) Executive's employment is terminated by the Company for any reason other than Cause (as defined), death or disability, (ii) Executive terminates his employment with the Company for Good Reason (as defined), or (iii) a Change in Control occurs, then the Executive shall have the right to receive an option payment from the Company. In satisfying this obligation, the Company shall at its option (x) issue options to purchase a certain number registered shares of the Company's common stock ("Base Option Amount") at an exercise price of $2.50 per share, which shall be fully vested and non-transferable, and shall expire 90 days from the date of issue, (y) issue registered shares of the Company's common stock equal to the result of (A) the product of the Base Option Amount, multiplied by the fair market value per share of the Company's common stock less $2.50, divided by (B) the fair market value per share of the Company's common stock, or (z) a cash payment equal to the product of the Base Option Amount, multiplied by the fair market value per share of the Company's common stock less $2.50. The Base Option Amount for Mr. Patten is 950,000 shares, and the Base Option Amount for Messrs. Rome, Thomas and Withrow is 450,000 shares.

SUBORDINATED DEBT FINANCING

  Terms of Subordinated Loan Agreement

     Pursuant to the terms of the Subordinated Loan Agreement, GTCR Capital agreed to provide up to $125 million in subordinated debt financing to fund acquisitions and for certain other uses, in each case as approved by the Board of Directors of Synagro and GTCR Capital. Prior to the date of this Information Statement, Synagro has incurred $20,419,400 of indebtedness under the terms of the Subordinated Loan Agreement. Synagro may incur an additional $104,580,600 in indebtedness under the terms of the Subordinated Loan Agreement.

     Subsequent Loans. If Synagro desires additional funds from GTCR Capital under the terms of the Subordinated Loan Agreement, Synagro shall submit a request to GTCR Capital specifying the proposed use. GTCR Capital is under no obligation to approve the request, and if it is denied, Synagro may proceed with an acquisition only if it is permitted under the covenants above (which also apply to the Subordinated Loan Agreement) and no GTCR Capital loan funds will be used for the acquisition. If, however, GTCR Capital approves the request, Synagro may borrow up to an additional $104,580,600 in subordinated indebtedness. In order to consummate a subsequent loan under the terms of the Subordinated Loan Agreement, the representations and warranties of Synagro set forth in the Subordinated Loan Agreement must be true and correct in all material respects. Further, no default or event of default may exist as of the date of such subsequent loan or would result from the consummation of the borrowings by Synagro under the Subordinated Loan Agreement. GTCR Fund shall have purchased (or will purchase concurrently with the funding of the subsequent loan) Preferred Stock from Synagro pursuant to the Purchase Agreement in an amount equal to the subsequent loan. Finally, GTCR Capital must receive standard closing documents in form and substance acceptable to GTCR Capital.

     Terms of Loans. The loans under the Subordinated Loan Agreement ("Loans") shall bear interest at a rate equal to 12% per annum on the unpaid principal amount thereof; provided, that upon an Event of Default (as defined below) and for so long as it is continuing, the interest rate on the unpaid principal amount of the Loans shall be 14%. Interest shall be payable with respect to the Loans, in arrears, on the last day of each quarterly period ending on March 31, June 30, September 30 and December 31, as applicable (provided that the initial interest payment shall be payable upon the next succeeding date), upon prepayment of the Loans and at the maturity of the Loans. The unpaid principal amount of the Loans plus all accrued and unpaid interest must be paid in full on January 27, 2008. The Subordinated Loan Agreement does permit Synagro to make prepayments on the loan, in full or in part, upon 30 days prior written notice; provided that any prepayment amount must be at least $1 million and in integrals of $250,000. The Subordinated Loan Agreement also requires that Synagro use certain proceeds from asset sales, debt issuances and equity issuances to prepay the Loans. The Loans are guaranteed by substantially all of the subsidiaries of Synagro. The Loans shall be evidenced by a promissory note.

     Representations. The Subordinated Loan Agreement contains standard representations of Synagro for the benefit of GTCR Capital, which include representations regarding the following: (i) organization, corporate power and licenses, (ii) capital stock and related matters, (iii) subsidiaries and investments, (iv) authorization, (v) financial statements, (vi) absence of undisclosed liabilities, (vii) no material adverse changes, (viii) absence of certain developments, (ix) assets, (x) real property, (xi) tax matters, (xii) contracts and commitments, (xiii) intellectual property rights, (xiv) litigation, (xv) brokerage, (xvi) governmental consents, (xvii) insurance, (xviii) employees, (xix) employee benefit plans, (xx) compliance with laws,
(xxi) environmental and safety matters, (xxii) affiliated transactions, (xxiii) real property holding corporation status, (xxiv) customers and suppliers, (xxv) reports with the Securities and Exchange Commission, (xxvi) investment company status, (xxvii) Antitakeover statutes, (xxviii) the Public Utility Holding Company Act, (xxix) Regulation U, (xxx) solvency, (xxxi) stockholder consents, and (xxxii) general disclosure matters. Such representations were made by Synagro at the initial closing on January 27, 2000, and will be reaffirmed at any subsequent borrowing.

     Covenants. The Subordinated Loan Agreement contains standard covenants of Synagro, which are substantially similar to the covenants set forth in the Purchase Agreement. In addition, the Subordinated Loan

Agreement requires that Synagro maintain its books and records, maintain certain levels of insurance, and meet certain financial ratios.

     Events of Default. Pursuant to the terms of the Subordinated Loan Agreement, if any of the following events shall occur and be continuing, it shall be constitute an event of default ("Event of Default"): (i) the failure by Synagro to pay the principal of the Loans when the same becomes due and payable, or to make any interest or other payment within 5 days after it becomes due and payable, (ii) failure to pay certain other indebtedness of Synagro when due and payable, (iii) failure to satisfy any other obligations of Synagro or any subsidiary if such failure might be reasonably be expected to have a material adverse effect on Synagro, (iv) failure of Synagro or any subsidiary to comply with the terms of the Subordinated Loan Agreement, (v) a breach of a representation or warranty by Synagro or any subsidiary in any material respect,
(vi) involuntary or voluntary bankruptcy, appointment of a receiver or insolvency of Synagro or any subsidiary, (vii) a final judgment is rendered against Synagro or any subsidiary in excess of $1 million, which is not paid, discharged, vacated or stayed pending appeal within 30 days of filing of such judgment, (viii) an order for the dissolution or split-up of Synagro or any subsidiary remains undischarged or unstayed for a period of 30 days, (ix) Synagro or any subsidiary is enjoined, restrained or in any way prevented by order of a court or regulatory agency from conducting a material part of its business for more than 30 days, (x) the institution of certain proceedings related to an employee benefit plan, and (xi) certain changes in control of Synagro.

     Upon an Event of Default (other than a default related to involuntary or voluntary bankruptcy), GTCR Capital may (and shall upon 30 days prior written notice by a majority of the holders of the Loans) upon written notice to Synagro declare the Note to be due and payable, and the principal amount of the Note, together with accrued interest, shall automatically become immediately due and payable. Upon an Event of Default related to involuntary or voluntary bankruptcy of Synagro, the principal amount of the Note, together with accrued interest, shall automatically become immediately due and payable. Upon any Event of Default, GTCR Capital may also exercise its rights granted under Article Ninth, Part B of Synagro's Certificate of Incorporation to elect an additional member of Synagro's Board of Directors.

  Warrant Agreement

     In connection with the Subordinated Loan Agreement, Synagro and GTCR Capital entered into the Warrant Agreement dated January 27, 2000 ("Warrant Agreement"). Under the terms of the Warrant Agreement, Synagro is required to issue a warrant to purchase Preferred Stock ("Warrant") to GTCR in connection with any loan under the Subordinated Loan Agreement. The number of shares issuable upon the exercise of a Warrant is equal to the product of (A) the result of the fraction, the numerator of which is the dollar amount of the loans being made at the respective closing, and the denominator of which is the dollar value of the Preferred Stock being issued pursuant to the Purchase Agreement at such closing, and (B) the result of (i) the number of shares of Preferred Stock being issued pursuant to the Purchase Agreement, divided by 0.875, minus (ii) the number of shares of Preferred Stock being issued pursuant to the Purchase Agreement. Each Warrant is fully vested upon issuance, and is exercisable for a period of 10 years from the date of issuance. The exercise price is equal to $.01 per share. For a description of the Warrants issued by Synagro pursuant to the Warrant Agreement see the Section entitled "Equity Financing -- Equity Issued by Company in Connection with Financings."

  Monitoring Agreement

     In connection with the transactions contemplated by the Subordinated Loan Agreement, Synagro and GTCR Capital entered into a Monitoring Agreement on January 27, 2000 ("Monitoring Agreement"). Under the Monitoring Agreement, Synagro agreed that at the time of any financing under the Subordinated Loan Agreement, Synagro will pay GTCR Capital a monitoring fee equal to 0.5% of the aggregate amount of such financing. The Monitoring Agreement shall terminate upon the sale of Synagro or at such time as all loan obligations under the Subordinated Loan Agreement have been paid in full.

SENIOR DEBT FINANCING

  Terms of Senior Credit Agreement

     Pursuant to the terms of the Senior Credit Agreement, Bank of America, N.A. and certain other lenders (the "Senior Lenders") agree to provide up to $110,000,000 in senior debt financing to fund acquisitions permitted by the Senior Credit Agreement, for working capital to refinance existing debt, for capital expenditures and for other general corporate purposes. As of the date of this Information Statement, Synagro has borrowed $47,500,000 of indebtedness under the terms of the Senior Credit Agreement.

     Types of Loans and Availability. The loan commitments under the Senior Credit Agreement are divided as follows:

          (i) Revolving Loans up to $10,000,000 outstanding at any one time available prior to July 27, 2006. Bank of America may make Swing Line Loans as a utilization of part of the Revolving Loan commitment, to be repaid and shared pro rata by all of the Senior Lenders.

          (ii) Term A Loans (which once repaid may not be reborrowed) of up to $40,000,000 available prior to April 27, 2000; provided, however, that Synagro must reserve $13,500,000 of availability under this commitment until the RESTEC (as defined herein) Bonds have been paid in full or defeased; and provided further that if the RESTEC Bonds have not been paid or defeased prior to April 27, 2000, then the Term A Loans may only be used for such purpose up to June 26, 2000.

          (iii) Term B Loan (which once repaid may not be reborrowed) of $30,000,000 made on the closing date.

          (iv) Acquisition Loans up to $30,000,000 outstanding at any one time available on a revolving basis prior to January 27, 2001; provided, however, that lenders holding at least 66.6% of the total loan commitments must approve the acquisitions made with proceeds from the Acquisition Loans, provided, further, that certain financial ratios must be met before Synagro can borrow Acquisition Loans.

          (v) Synagro has the ability to obtain up to $5,000,000 in letters of credit outstanding at any one time from the Senior Lenders as a subset of the Revolving Loans.

     In addition to the foregoing, the obligation of the Senior Lenders to make any loan which would be used to finance the acquisition of Rehbein, Inc., Ecosystematics, Inc., AKH Water Management, Inc., Davis Water Analysis, Inc. or Whiteford Environmental, Inc. (the "Secondary Acquired Companies") is subject to the further condition that (1) Synagro has borrowed at least 15% of the total funds required for the acquisition and any previous acquisitions of a Secondary Acquired Company as subordinated loans pursuant to the Subordinated Loan Agreement, (2) Synagro has issued Series C and D Preferred Stock to GTCR Fund for a purchase price of at least 15% of the funds required for the acquisition and any previous acquisitions of Secondary Acquired Companies, and (3) Synagro meets certain financial ratios.

     Any funding of Senior Loans after the closing date is subject, in addition to the requirements set forth above, to the requirement that the representations and warranties of Synagro set forth in the Senior Credit Agreement must be true and correct in all material respects, that no default or event of default exists as of the date of such loan, that no litigation or other proceeding shall be pending or threatened which might have a material adverse effect, that no development shall have occurred in any existing litigation or proceeding which might have a material adverse effect, and that the Senior Lenders have received certain confirmatory documents in form and substance acceptable to the Senior Lenders confirming that Synagro is meeting all of its covenants, including financial covenants under the Senior Credit Agreement.

     Terms of Loans. The loans under the Senior Credit Agreement (the "Loans") shall bear interest at a varying pricing schedule, as described in the Senior Credit Agreement. Upon the occurrence of an event of default, the interest rate applicable to each Loan shall be increased by 2%. Interest shall be payable with respect to prime rate based loans on the last day of each calendar month and at the maturity of the Loans. Interest shall be payable with respect to Eurodollar Loans on the last day of each interest period, but no less than once every three months, and at the maturity of the Loans. The unpaid principal balance of the Loans

(other than the Revolving Loans) shall be payable in amounts and on the dates described in the Senior Credit Agreement. The Revolving Loans shall be repaid in full on July 27, 2006. The Senior Credit Agreement does permit Synagro to make prepayments on the Loans, in full or in part provided that each prepayment of a Revolving Loan must be at least $100,000 or an integral thereof, and prepayments of all other Loans must be of at least $300,000 and in $100,000 integrals. Prepayments of Eurodollar Loans prior to the end of an interest period must be accompanied by payment of the losses to the Senior Lender caused by the prepayment.

     Security, Guaranties. The Loans are secured by all of the assets of Synagro and all of its subsidiaries. The Loans are guaranteed by substantially all of the subsidiaries of Synagro.

     Mandatory Prepayments. The Senior Credit Agreement requires that Synagro prepay the Term A Loans and the Term B Loans based on certain calculations of excess cash flow for each year, and based on proceeds received from asset sales, debt issuances and equity issuances. The Revolving Loans and the Acquisition Loans must also be prepaid with the proceeds of certain asset sales, and after the receipt of $100,000 in proceeds of asset sales further payments of Revolving Loans or Acquisition Loans required to be made from proceeds of asset sales shall also reduce the available commitment for Revolving Loans and Acquisition Loans.

     Representations. The Senior Credit Agreement contains standard representations of Synagro for the benefit of the Senior Lenders, which include representations regarding the following: (i) organization, corporate power and licenses, (ii) authorization, (iii) financial condition, (iv) no material adverse changes, (v) litigation, (vi) ownership of assets and liens, (vii) subsidiaries and investments, (viii) pension plans, (ix) taxes, (x) solvency,
(xi) environmental matters, and (xii) general disclosure matters. Such representations were made by Synagro at the initial closing on January 27, 2000 and will be reaffirmed at any subsequent borrowing.

     Covenants. The Senior Credit Agreement contains standard covenants of Synagro, including that Synagro produce periodic financial statements and other financial information, copies of its reports to the SEC and copies of management reports; maintenance of books and records; maintenance of certain levels of insurance; compliance with laws; maintenance and existence of Synagro and its subsidiaries; compliance with certain financial covenants; limitations on capital expenditures, debt and liens; restrictions on payments of dividends and payments to affiliates; and limitations on mergers, consolidations and sales, and investments.

     Events of Default. Pursuant to the terms of the Senior Credit Agreement, if any of the following events shall occur and be continuing, its shall constitute an event of default ("Senior Event of Default") (i) the failure by Synagro to pay the principal of the Loans when it becomes due and payable, or to make any interest or other payment within 5 days after it becomes due and payable, (ii) failure to pay certain other indebtedness of Synagro when due and payable in excess of $500,000, (iii) failure to satisfy any other obligations of Synagro or any subsidiary if such failure might be reasonably expected to have a material adverse effect on Synagro, (iv) voluntary bankruptcy or insolvency of Synagro or any subsidiary, or involuntary bankruptcy or insolvency of Synagro or any subsidiary which is not discharged within 60 days, (v) failure of Synagro or any subsidiary to comply with the terms of the Senior Credit Agreement, (vi) breach of a representation or warranty by Synagro or any subsidiary in any material respect (other than representations and warranties qualified by a materiality standard, including, without limitation a material adverse change qualifier, which must be true and correct in all respects), (vii) actions affecting pension plans involving amounts in excess of $500,000, (viii) a final judgment rendered against Synagro or subsidiary in excess of $500,000 which is not paid, discharged, vacated or stayed pending appeal within 30 days of filing of such judgment, and (ix) changes in control of Synagro.

     Upon an Senior Event of Default the Senior Lender may declare the Loans immediately due and payable and the principal amount of the Loans, together with accrued interest, shall automatically become immediately due and payable. In addition, all commitments to make Loans under the Senior Credit Agreement may be immediately terminated.

FAIRNESS OPINION

     Howard Frazier Barker Elliott, Inc. ("HFBE") acted as Synagro's financial advisor in connection with the Initial Financing. HFBE has advised our Board of Directors that, in its opinion, the terms of the Initial Financing are fair, from a financial point of view, to Synagro's stockholders. The full text of the HFBE opinion, which describes the procedures followed, assumptions made and other matters considered in the opinion, is included in this document as Exhibit
C. You should read the full opinion.

     HFBE'S OPINION ADDRESSES ONLY THE INITIAL FINANCING CONSIDERATION. IT DOES NOT ADDRESS THE RELATIVE MERITS OF THE INITIAL FINANCING AND ANY OTHER TRANSACTION OR BUSINESS STRATEGIES DISCUSSED BY THE COMPANY'S BOARD OF DIRECTORS AS ALTERNATIVES TO THE INITIAL FINANCING OR THE DECISION OF THE COMPANY'S BOARD OF DIRECTORS TO PROCEED WITH THE INITIAL FINANCING. TO THE EXTENT A VOTE OF THE COMPANY'S STOCKHOLDERS IS REQUIRED OR SOUGHT, HFBE'S OPINION DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STOCKHOLDER OF THE COMPANY AS TO HOW ANY SUCH STOCKHOLDER SHOULD VOTE ON THE INITIAL FINANCING. HFBE HAS NOT BEEN REQUESTED TO AND DID NOT SOLICIT THIRD PARTY INDICATIONS IN ACQUIRING ALL OR ANY PART OF SYNAGRO.

     In arriving at its written opinion, HFBE, among other things:

     - reviewed Synagro's Annual Report on Form 10-K and related financial information for the years ended December 31, 1994 through 1998, and Quarterly Reports on Form 10-Q and related financial information for the quarter ended September 30, 1999;

     - reviewed certain information relating to the business, earnings, cash flow, assets and prospects of Synagro furnished to HFBE by Synagro;

     - conducted discussions with members of senior management of Synagro concerning Synagro's businesses and prospects;

     - reviewed the historical market prices and trading activity for Synagro's common stock;

     - compared the results of operations of Synagro with those of certain companies which HFBE deemed reasonably similar to Synagro;

     - analyzed the nature and financial terms of certain business combinations involving Synagro and companies in lines of business HFBE believes to be generally comparable to those of Synagro;

     - considered the pro forma effect of the Initial Financing on certain of Synagro's income statement, balance sheet and cash flow statement items based on projections for the years ending December 31, 1999 through December 31, 2004 as provided to HFBE by Synagro;

     - reviewed projected financial statements for the years ending December 31, 1999 through December 31, 2004 of Synagro without the Initial Financing as provided to HFBE by Synagro;

     - reviewed documents related to the Initial Financing including: the Subordinated Loan Agreement; the Warrant Agreement; the Series C Certificate of Designation; the Series D Certificate of Designation; the Registration Agreement; and the Purchase Agreement; and

     - reviewed such other matters as HFBE deemed necessary, including an assessment of general economic, market and monetary conditions.

     In preparing its opinion, HFBE relied on the accuracy and completeness of all information supplied or otherwise made available to it by Synagro. HFBE did not independently verify the furnished information, or undertake an independent appraisal of the assets of Synagro.

     HFBE's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion. HFBE assumed that there had been no material change in Synagro's financial condition, results of operations, business or prospects since the date of the last financial statements made available to HFBE. HFBE relied on advice of counsel to Synagro as to all legal matters with respect to Synagro, the Initial Financing and documents related to the Initial Financing. In addition, HFBE did not make an independent evaluation appraisal or physical inspection of the assets or individual properties of Synagro, nor was it furnished with any such appraisals.

     The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to particular circumstances. Therefore, the HFBE opinion is not readily susceptible to partial analysis or summary description. Furthermore, in arriving at its opinion, HFBE did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that its analysis must be considered as a whole and that considering any portion of its analysis and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In its analyses, HFBE made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Synagro. Estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values.

     In its effort to determine the fairness, from a financial point of view, of the Initial Financing, HFBE considered several standards of fairness. The Initial Financing was accretive to fully diluted cash flow and earnings per share based on a comparison of the financial projections of Synagro with the Initial Financing and without the Initial Financing as provided to HFBE by Synagro. A private placement agent retained by Synagro contacted a substantial number of institutions, Synagro management gave several formal presentations to responding institutions; the GTCR offer was the most favorable to the stockholders of Synagro. In addition, HFBE performed an internal rate of return analysis on the Common Stock to determine if the return on investment received by GTCR was reasonable in comparison to the private equity returns of other financial buyers. HFBE determined that the internal rate of return on the Common Stock was 25.7 percent, which HFBE believes is consistent with private equity returns in the general market in which financial buyers typically require equity returns of 25 percent to 30 percent.

     The primary standard of fairness considered by HFBE was to determine if the existing stockholders of Synagro gave a disproportionate equity participation to GTCR in the Initial Financing based on the intrinsic value of Synagro after the Financing. In order to determine the fairness of the Initial Financing, from a financial point of view, to the existing shareholders of Synagro, HFBE determined the equity value of Synagro post financing. The primary valuation method used to determine the equity value of Synagro was the discounted cash flow analysis based on a proforma cash flow analysis after the Initial Financing, as provided to HFBE by Synagro. HFBE then compared the GTCR initial equity contribution in the Initial Financing to GTCR's proportionate share of the pro forma equity value of Synagro as determined by HFBE based on the discounted cash flow analysis. The analysis was performed to determine whether GTCR received a disproportionate share of the intrinsic value of Synagro relative to GTCR's initial equity contribution.

  Discounted Cash Flow Analysis.

     Based on internal financial projections provided by Synagro, HFBE performed a discounted cash flow analysis of Synagro. The estimated future debt-free cash flows were based on the financial projections for Synagro after the Initial Financing for the years 2000 through 2004. HFBE discounted the stream of projected debt-free cash flows from 2000 to 2004 back to the present date using discount rates of 15.25 percent and 16.25 percent. The terminal values of Synagro were calculated based on EBITDA multiples for 2004 of 7.0x and 8.0x and were discounted back to the present date using discount rates of 15.25 percent and 16.25 percent. HFBE then aggregated the present values of the debt-free cash flows and the present values of the terminal value to derive a range of implied enterprise values for Synagro. Debt was subtracted from the range of enterprise values to arrive at a range of equity values of Synagro. Based on these parameters, HFBE calculated Synagro's equity value to range from $57,349,000 to $81,663,000, and the value of the GTCR equity investment to range from $20,406,000 to $29,057,000. Since the initial GTCR equity investment from the Initial Financing of $23,000,000 falls within this range, the Initial Financing appeared fair to HFBE.

     The discount rates used were based on Synagro's current calculated weighted average cost of capital ("WACC"). HFBE used both the build-up method and the Capital Asset Pricing Model ("CAPM") to calculate Synagro's cost of equity. To calculate the cost of equity using the build-up method, an equity risk premium and specific company risk premium was added to the risk-free rate, which resulted in an expected total rate of return of 26.75 percent. To calculate the discount rate using CAPM, HFBE determined the specific risk premium for Synagro by multiplying the historical equity risk premium by Synagro's beta. HFBE then added the specific risk premium for Synagro to the risk-free rate to arrive at a cost of equity of 29.0 percent. Based on Synagro's current cost of debt and an average debt-to-capitalization ratio of 55.0 percent, the calculated WACC was
15.25 percent using the build-up method and 16.25 percent using the CAPM.

     HFBE incorporated comparable public company analysis and comparable transaction analysis in its determination of the multiple to apply to 2004 EBITDA to calculate the terminal value of Synagro. The following is a discussion of the comparable public company and comparable transaction analysis.

  Selected Comparable Public Company Analysis.

     Using public information, HFBE compared selected historical financial data and operating results of Synagro as well as projected financial data post Initial Financing to the corresponding data of certain publicly traded companies deemed to be similar with regard to their business and operations.

     To measure Synagro's current operating performance and projected operating performance in the first year following the Initial Financing against that of certain comparable publicly-traded companies, HFBE, among other factors considered for Synagro, and compared to similar data for comparable public companies:

     - total revenues,

     - operating earnings (i.e., earnings before interest, taxes, depreciation and amortization) margins,

     - profit margins on net income, and

     - cash flow.

     This information was considered for the year ended December 31, 1998 or the latest twelve months ended September 30, 1999 and the projected operating results for the year ended December 31, 2000 for Synagro.

     To measure Synagro's capital structures against those of the comparable public companies, HFBE considered, among other factors, Synagro's (1) ratio of total debt to total capital, and (2) ratio of total debt to total assets compared to similar data for the comparable public companies. This information was considered for the year ended December 31, 1998, the latest twelve months ended September 30, 1999 and the projected year ending December 31, 2000 for Synagro after the Initial Financing.

     The following table shows the range of the selected multiple for the comparable public companies:

                                                    MEDIAN   75TH PERCENTILE   25TH PERCENTILE
                                                    ------   ---------------   ---------------
Total market capitalization to LTM EBITDA.........   6.9x         7.0x              6.5x

  Selected Comparable Transaction Analysis.

     HFBE researched various merger and acquisition databases to review transactions involving sales of companies comparable to Synagro within the past two years. HFBE also included four transactions in which Synagro was involved in its analysis. Financial disclosure was available for eight transactions of comparable companies. The following transactions comprised the group (buyer/seller): USA Waste Services, Inc./ American Waste Services, Inc.; International Technology, Inc./Fluor Daniel GTI, Inc.; Stericycle, Inc./ Waste Systems; An undisclosed investor group/GNI Group, Inc.; Synagro/A&J Cartage, Inc.; Synagro/

Recyc, Inc.; Synagro/Amsco, Inc.; and Synagro/Anti-Pollution Associates, Inc. and D&D Pumping, Inc. The following table shows the range of selected multiples for the comparable transactions:

                                                    MEDIAN   75TH PERCENTILE   25TH PERCENTILE
                                                    ------   ---------------   ---------------
Enterprise value to EBITDA........................   7.9x         8.4x              6.8x

     Based on the selected comparable public company analysis and selected comparable transaction analysis, HFBE selected multiples of 7.0x and 8.0x to apply to the projected 2004 EBITDA of Synagro, which resulted in terminal value range of $257,454,000 to $294,234,000.

  Value Ranges.

     Based on the discounted cash flow valuation analysis described above, HFBE estimated a range of values for the equity value of GTCR's equity investment in Synagro shown in the following chart:
[Graph]

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

     Pursuant to the Written Consent, the stockholders of the Company have approved an Amendment to the Restated Certificate of Incorporation of the Company (the "Amendment"), a copy of which is attached hereto as Exhibit D. The detailed terms of the Amendment are set forth therein, and are incorporated herein by reference. The following discussion sets forth a description of the material terms of the Amendment, and is qualified in its entirety by reference to the Amendment.

     The primary purpose of the Amendment was to add Part B to Article Ninth of the Restated Certificate of Incorporation, which gives the holder of Notes issued under the Subordinated Loan Agreement the right to elect an additional director upon an event of default. Pursuant to Part B to Article Ninth, if an event of default has occurred and is continuing under the Notes, the number of directors constituting the Board of Directors of the Company shall, at the request of a majority in interest of an aggregate principal amount of the Notes then outstanding, be increased by one member. The holders of the Notes shall then have the special right, voting together as a single class (with each $1 of principal amount of the Notes held by a Note holder entitled to one vote) and to the exclusion of all other classes of the Company's capital stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship shall constitute a separate class of directors. This special right to elect an additional director shall continue until six months after such event of default under the Notes no longer exists; provided, however, that this special right shall vest upon any subsequent events of default under the Notes. Any director elected by the Note holders pursuant to Part B of Article Ninth shall continue to serve as a director until six months after such event of default is no longer in existence, and on such date the number of directors constituting the Board of Directors shall decrease to such number as constituted the whole Board of Directors immediately prior to the occurrence of the event or events of default giving rise to the special right.

     The special right of the Note holders to elect a member of the Board of Directors may be exercised at a special meeting called pursuant to the terms of Part B of Article Ninth, at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a meeting. At any time when such special right has vested in the Note holders, a proper officer of the Company shall, upon the written request of the holders of at least 10% in interest of the Notes then outstanding, call a special meeting of the Note holders for the purpose of electing a director. At any meeting or at any adjournment thereof at which the Note holders have the special right to elect a director, the presence, in person or by proxy, of the holders of a majority in interest of an aggregate principal amount of the Notes then outstanding shall be required to constitute a quorum for the election or removal of such director by the Note holders exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

     The Amendment also contains revisions to other Articles of the Restated Certificate of Incorporation of the Company to provide necessary references to Part B of Article Ninth consistent with the amendment to Article Ninth.

     Pursuant to regulations promulgated by the Commission, the Written Consent adopting the Amendment may become effective in no less than 20 days after the date of mailing this Information Statement to all stockholders of record of the Company. Synagro will file the Amendment with the Secretary of State of the State of Delaware 21 days after this Information Statement is first delivered to stockholders.

                             ACQUISITION OF RESTEC

     The detailed terms of the acquisition of Residual Technologies, Limited Partnership and certain of its affiliates are contained in:

          (i) that certain Purchase and Sale Agreement dated October 20, 1999, by and among Synagro, Paul A. Toretta ("Mr. Toretta"), Eileen Toretta, as Trustee of the Paul A. Toretta 1998 Grat, Frances A. Guerrera ("Mrs. Guerrera"), as Executrix of the Estate of Richard J. Guerrera (the "Estate"), Mrs. Guerrera, individually, and Mrs. Guerrera and Robert Dionne, as Co-Trustees of the Richard J. Guerrera Revocable Trust under the Agreement dated November 2, 1998 (the "Trust") (each of Mr. Toretta, the Grat and the Estate is a "Seller"), as amended (the "Purchase and Sale Agreement"); and

          (ii) that certain Agreement and Plan of Merger dated October 20, 1999, by and among Synagro, RESTEC Acquisition Corp., a wholly-owned subsidiary of Synagro ("Merger Sub"), New England Treatment Company, Inc. ("NETCO"), Mr. Toretta, Mrs. Guerrera, the Estate and the Trust (each of Mr. Toretta and the Estate is a "Shareholder"), as amended (the "Merger Agreement") (collectively, the Purchase and Sale Agreement and the Merger Agreement are the "Agreements").

     Proceeds of $44,375,800 from the Financing Transactions together with 1,325,000 shares of Synagro Common Stock, were used to (a) finance the acquisition of (i) all of the general and limited partnership interests in Residual Technologies, Limited Partnership; Fairhaven Residuals, Limited Partnership; NETCO-Waterbury, Limited Partnership; NETCO-Residuals Management, Limited Partnership; and New Haven Residuals, Limited Partnership; (ii) all of the ownership interests in Providence Soils, LLC; and (iii) all of the outstanding capital stock of Fairhaven Residual Systems, Inc.; NETCO-Connecticut, Inc.; NETCO-Residuals Management Systems, Inc.; NETCO-Waterbury Systems, Inc.; New Haven Residual Systems, Inc.; Residual Technologies Systems, Inc.; and NETCO (collectively, the foregoing limited partnerships, limited liability company and corporations are referred to as "RESTEC"); (b) satisfy indebtedness assumed in connection with the transaction of $13,949,500 and (c) pay for related fees and expenses. In addition, pursuant to the Purchase and Sale Agreement up to $12,000,000 payable, at Synagro's election, either in cash or fifty percent in cash and fifty percent in shares of Synagro Common Stock will be payable to Sellers if specified performance targets are met.

GENERAL DESCRIPTION OF THE TRANSACTION

     Pursuant to the Purchase and Sale Agreement, Synagro paid an aggregate of $30,426,300 in cash (which is net of certain adjustments, including $2,258,104 of bonuses to certain RESTEC employees which Synagro agreed to pay after Closing) to Sellers and assumed $13,949,500 of indebtedness of RESTEC (not including NETCO) as a purchase price for all of Sellers' ownership interests in RESTEC (not including NETCO). Additionally, pursuant to the Purchase and Sale Agreement, Sellers can earn up to an additional $12,000,000 over the next eight years if certain performance targets are met.

     Pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into NETCO, whereupon the surviving NETCO entity became a wholly-owned subsidiary of Synagro (the "Merger"). Immediately prior to the effective time of the Merger, (i) all of the issued shares of NETCO stock were cancelled and retired, (ii) each share of the common stock of Merger Sub was converted into and exchanged for one share of common stock of the surviving NETCO entity, and
(iii) the Shareholders and certain key employees of NETCO holding NETCO common stock received 1,325,000 shares of Synagro Common Stock.

THE RESTEC ACQUISITION AGREEMENTS

     The following summary of the terms of the Purchase and Sale Agreement and the Merger Agreement is qualified in its entirety by reference to the Purchase and Sale Agreement and the Merger Agreement, copies of which are attached hereto as Exhibits E and F, respectively. Certain capitalized terms used herein without definition have the respective meanings set forth in the Agreements.

  Closing of the Transactions

     The sale of RESTEC (not including NETCO) closed on January 27, 2000. The Merger became effective on January 27, 2000 (the "Effective Time"), when Articles of Merger were filed with the Rhode Island Secretary of State in accordance with the Rhode Island Business Corporation Act and a Certificate of Merger was filed with the Delaware Secretary of State in accordance with the Delaware General Corporation Law.

  Purchase Price

     At Closing, Synagro paid $30,426,300 in cash to Sellers and assumed $13,949,500 of indebtedness of RESTEC (not including NETCO) as the purchase price for RESTEC (not including NETCO). In addition, the Sellers are entitled to receive up to an additional $12,000,000 over the next eight years if certain performance targets are met.

  Exchange Ratio

     At the Effective Time of the Merger, each issued share of NETCO common stock was automatically cancelled and retired and the Shareholders and certain key employees holding NETCO common stock received shares of Synagro Common Stock in a ratio (the "Exchange Ratio") equal to .00205. Each shareholder entitled to a fractional shares was paid an amount in cash (without interest) equal to the value of such fraction of a share.

  Representations and Warranties

     In the Agreements, Sellers and Shareholders make representations and warranties relating to, among other things, ownership, authority, investment representations, organization and qualification, capitalization, subsidiaries, approvals, financial statements, taxes, brokers and finders, registrations statements, books and records, the absence of changes or events, the absence of undisclosed liabilities, supplies, litigation, tax matters, employee benefit plans, employee and labor matters, contracts, compliance with laws, intellectual property, environmental matters, title to assets, condition and sufficiency of assets, relationships, Year 2000, and certain payments. In the Agreements, Synagro and, in the Merger Agreement, Merger Sub make various representations and warranties relating to, among other things, organization and qualification, capitalization, authority, approvals, financial statements, brokers and finders, SEC filings and registration statements. The representations and warranties of each of the parties to the Agreements will expire two years after the Closing Date except that representations and warranties made with respect to ownership, authority, capitalization and taxes will survive until the later of two years after the Closing Date or the expiration of the applicable statute of limitations period.

  Indemnification

     Pursuant to the Agreements, Sellers and Shareholders agree to indemnify Synagro and RESTEC, and each of Synagro's stockholders, Affiliates, officers, directors, employees, and agents (Synagro, RESTEC and all such other Persons are collectively referred to as the "Synagro Indemnified Persons") from and against any Indemnified Amounts paid, imposed on or incurred by the Synagro Indemnified Persons, directly or indirectly, relating to, resulting from or arising out of
(a) (i) any breach or misrepresentation by Sellers or Shareholders of or in any of the representations and warranties made in the Agreements or any certificate or instrument delivered in connection with the Agreements or (ii) any violation or breach of or default by Sellers or Shareholders under the terms of the Agreements or any certificate or instrument delivered in connection with the Agreements, or (b) any allegation of a third party of the events described in
(a), above.

     Pursuant to the Agreements, Synagro agrees to indemnify Sellers and Shareholders and their agents, representatives and Affiliates (each a "Shareholder Indemnified Person") from and against any Indemnified Amounts paid, imposed on or incurred by the Shareholder Indemnified Person, resulting from any breach or misrepresentations in any of the representations or warranties of Synagro under the Agreements or any certificate or instrument delivered in connection with the Agreements, or any violation or breach by Synagro or Merger Sub under the terms of the Agreements or any certificate delivered in connection with the Agreements.

     Until and including the first anniversary of the Closing Date, no Synagro Indemnified Person shall be entitled to indemnification from Sellers or Stockholders pursuant to the Agreements unless and until the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts under the Agreements, exceeds $250,000, and then only to the extent of such excess. After the first anniversary of the Closing Date, no Synagro Indemnified Person shall be entitled to indemnification from the Stockholders pursuant to the Agreements unless and until the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts under the Agreements, exceeds $500,000, and then only to the extent of such excess. In no event shall the aggregate liability of the Estate under the Purchase and Sale Agreement exceed the cash portion of the Purchase Price received by the Estate. In no event shall the aggregate liability of the Grat and Mr. Toretta under the Purchase and Sale Agreement exceed the combined cash portion of the Purchase Price received by the Grat and Mr. Toretta. In no event shall the aggregate liability of either the Estate or of Mr. Toretta under the Merger Agreement exceed $3,500,000.

     Until and including the first anniversary of the Closing Date, no Shareholder Indemnified Person shall be entitled to indemnification from Synagro pursuant to the Agreements unless and until the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts under the Agreements, exceeds $250,000, and then only to the extent of such excess. After the first anniversary of the Closing Date, no Shareholder Indemnified Person shall be entitled to indemnification from Synagro pursuant to the Agreements unless and until the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts under the Agreements, exceeds $500,000, and then only to the extent of such excess.

OTHER AGREEMENTS

     Pursuant to the Agreements, Synagro entered into a Consulting Agreement dated January 27, 2000, with Paul A. Toretta, a principal, director and executive officer of RESTEC, and an Employment Agreement dated January 27, 2000, with Mark McCormick, an executive officer of RESTEC. Also pursuant to the Agreements, Synagro received Covenant Not to Compete Agreements dated January 27, 2000, from each of the Sellers and certain affiliates of one or more of the Sellers.

                      ACQUISITION OF ECOSYSTEMATICS, INC.

     The detailed terms of the acquisition activities of Synagro are contained in that certain Stock Purchase Agreement (the "Ecosystematics Purchase Agreement") dated October 20, 1999, by and among Synagro, Christopher J. Schrader and Kathleen A. Schrader (collectively, the "Ecosystematics Shareholders") which is attached hereto as Exhibit G and incorporated herein by reference.

     The following discussion sets forth a description of material terms of the Ecosystematics Purchase Agreement. The description in this Information Statement of the terms of the Ecosystematics Purchase Agreement is qualified in its entirety by reference to the Ecosystematics Purchase Agreement, attached hereto as Exhibit G. Certain capitalized terms used herein without definition have the respective meanings set forth in the Ecosystematics Purchase Agreement.

GENERAL DESCRIPTION OF THE TRANSACTION

     In consideration of all the issued and outstanding shares of Ecosystematics, Inc. ("Ecosystematics") common stock, and the representations, warranties, covenants and agreements of the Ecosystematics Shareholders, Synagro paid an aggregate purchase price of $1,327,352 plus working capital in cash to the Ecosystematics Shareholders. An adjustment amount to the purchase price shall be calculated based on a Closing Date Balance Sheet.

THE ECOSYSTEMATICS PURCHASE AGREEMENT

  Representations and Warranties

     In the Ecosystematics Purchase Agreement, the Ecosystematics Shareholders made various representations and warranties relating to, among other things, organization and qualification, capitalization, approvals, subsidiaries, financial statements, the absence of undisclosed liabilities, the absence of certain changes or events, litigation, accounts receivable, compliance with laws, insurance, employee benefit plans, employee and labor matters, environmental matters, title to assets, contracts, supplies, brokers and finders, intellectual property, certain relationships, certain payments, books and records, and condition and sufficiency of the assets. In the Ecosystematics Purchase Agreement, Synagro makes various representations and warranties relating to, among other things, organization and qualification and authority. The representations and warranties of each of the parties to the Ecosystematics Purchase Agreement will expire two (2) years following the Closing Date.

  Indemnification

     Pursuant to the Ecosystematics Purchase Agreement, the Ecosystematics Shareholders agreed to indemnify Synagro, Ecosystematics and each of Synagro's subsidiaries (each a "Synagro Indemnified Party") from and against any Indemnified Amounts paid, imposed on or incurred by a Synagro Indemnified Party, directly or indirectly, (a) relating to, resulting from or arising out of (i) any breach or misrepresentation in any of the representations and warranties made by or on behalf of one or more of the Ecosystematics Shareholders in the Ecosystematics Purchase Agreement or any certificate or instrument delivered in connection with the Ecosystematics Purchase Agreement, (ii) any violation or breach of or default by one or more of the Ecosystematics Shareholders under the terms of the Ecosystematics Purchase Agreement or any certificate or instrument delivered in connection with the Ecosystematics Purchase Agreement, (iii) any Environmental Claim and/or any violation of any Requirements of Environmental Law if it relates to events, conditions, operations, facts or circumstances which occurred or began on or prior to the Closing Date and were the result of an intentional or wrongful act of the Ecosystematics Shareholders, or (iv) any Taxes incurred by the Ecosystematics Shareholders or Ecosystematics as a result of the transactions contemplated in the Ecosystematics Purchase Agreement; or
(b) relating to, resulting from or arising out of any allegation of a third party of the events described in (a), above.

     Synagro agrees to indemnify the Ecosystematics Shareholders and their agents, representatives and Affiliates (each a "Ecosystematics Shareholder Indemnified Party") from and against any Indemnified Amounts paid, imposed on or incurred by the Ecosystematics Shareholder Indemnified Party, resulting from any breach or misrepresentation in any of the representations or warranties made by or on behalf of Synagro in the Ecosystematics Purchase Agreement or any certificate or instrument delivered in connection with the Ecosystematics Purchase Agreement, or any violation, breach or default by Synagro under the terms of the Ecosystematics Purchase Agreement or any certificate delivered in connection with the Ecosystematics Purchase Agreement.

     No Synagro Indemnified Party shall be entitled to indemnification from the Ecosystematics Shareholders pursuant to the Ecosystematics Purchase Agreement unless and until the amount of any Indemnified Amounts, individually or in the aggregate, exceeds $15,000 and then to the full amount of such Indemnified Amount. No Ecosystematics Shareholder Indemnified Party shall be entitled to indemnification from Synagro pursuant to the Ecosystematics Purchase Agreement unless and until the amount of any Indemnified Amounts, individually or in the aggregate, exceeds $15,000 and then to the full amount of such Indemnification Amount. In no event shall the aggregate liability of Synagro or the Ecosystematics Shareholders exceed the Purchase Price. In all such cases, Indemnified Amounts owed by either Synagro or the Ecosystematics Shareholders shall be reduced by the amount of any mitigating recovery.

                               OTHER ACQUISITIONS

     Information regarding other acquisition activities of Synagro are contained in:

          (i) that certain Stock Purchase Agreement (the "Davis Water Purchase Agreement"), dated as of September 30, 1999, by and among Synagro, Joseph
     H. Davis and Mark A. Burkemper (collectively, the "Davis Water Shareholders"); and

          (ii) that certain Asset Purchase Agreement (the "AKH Purchase Agreement"), dated as of October 19, 1999, by and among Synagro, AKH Water Management, Inc., a Florida corporation, Alexander Hansen and Judy E. Hansen (collectively, the "AKH Shareholders").

     The Davis Water Purchase Agreement and AKH Purchase Agreement contain customary representations, warranties, and indemnities. The acquisitions of Davis Water Analysis, Inc. and AKH Water Management, Inc. are not material, but are referenced herein for information purposes.

DAVIS WATER ANALYSIS, INC.

     In consideration of all the issued and outstanding shares of Davis Water Analysis, Inc. common stock and the representations, warranties, covenants and agreements of the Davis Water Shareholders, Synagro paid an aggregate purchase price of $1,044,000 in cash plus working capital to the Davis Water Shareholders. An adjustment amount to the purchase price shall be calculated based on a Closing Date Balance Sheet.

AKH WATER MANAGEMENT, INC.

     In consideration of the sale of assets of AKH Water Management, Inc. common stock and the representations, warranties, covenants and agreements of the AKH Shareholders, Synagro paid an aggregate purchase price of $435,000 in cash to the AKH Shareholders.

                        PROPOSED ACQUISITION OF REHBEIN

     Synagro entered into a Stock Purchase Agreement (the "Rehbein Purchase Agreement") dated October 26, 1999, by and among Synagro, Gerald L. Rehbein and Gordon W. Rehbein (collectively, the "Rehbein Shareholders"), whereby Synagro agreed to purchase all the outstanding common stock of Rehbein, Inc., a Minnesota corporation. The Rehbein Purchase Agreement contains customary representations, warranties, covenants and indemnities.

     The Rehbein Purchase Agreement was amended on December 23, 1999, to extend the termination date to complete the transaction to February 4, 2000. As of February 4, 2000, Synagro and the Rehbein Shareholders each have the right to terminate the Rehbein Purchase Agreement because the transactions contemplated thereby were not completed by such date. Synagro and the Rehbein Shareholders are currently negotiating certain amendments to the Rehbein Purchase Agreement including, without limitation, an amendment to extend the February 4, 2000 termination date, and an amendment to reduce the amount of cash payable to the Rehbein Shareholders at closing to reflect an earnout payable to the Rehbein Shareholders upon the satisfaction of financial targets.

                       PROPOSED ACQUISITION OF WHITEFORD

     Synagro entered into an Asset Purchase Agreement (the "Whiteford Purchase Agreement") dated October 26, 1999, by and between Synagro and Whiteford Construction Co., Inc., a Maryland corporation ("Whiteford"), whereby Synagro agreed to purchase substantially all of the assets and contract rights used by Whiteford in connection with the operation of its biosolids division. The Whiteford Purchase Agreement contains customary representations, warranties, covenants and indemnities.

     The Whiteford Purchase Agreement was amended on December 23, 1999, to extend the termination date to complete the transaction to February 4, 2000. As of February 4, 2000, Synagro and Whiteford each have the right to terminate the Whiteford Purchase Agreement because the transactions contemplated thereby were not completed by such date. Synagro and Whiteford are currently negotiating certain amendments to the Whiteford Purchase Agreement including, without limitation, an amendment to extend the February 4, 2000 termination date, and an amendment to reduce the amount of cash payable to Whiteford at closing to reflect an earnout payable to Whiteford upon the satisfaction of financial targets.

                        MATTERS RELATING TO ACQUISITIONS

REASONS FOR THE TRANSACTIONS

     Synagro's Board of Directors believes that the acquisition of each of RESTEC, Ecosystematics, Davis Water, AKH, Rehbein and Whiteford (collectively, the "Acquisition Companies") are in the best interest of Synagro's shareholders and that Synagro and each of the Acquisition Companies will mutually benefit from these transactions. Synagro's Board of Directors considered a number of factors, including among other things, the terms and conditions of the transactions, information with respect to the financial condition, business operations and prospects of each of Synagro and the Acquisition Companies on both a historical and prospective basis, and the views and opinions of their respective management and advisors.

     The consummation of the acquisitions results in the combination of the residuals management capabilities of Synagro and each of the Acquisition Companies, which Synagro believes are complementary to its line of services and will enhance Synagro's status as a national waste management company. In general, Synagro and each of the Acquisition Companies serve distinct markets resulting in minimal customer overlap. Anticipated benefits of these transactions include the following:

     Specialty Niche. RESTEC brings to Synagro an operating history and expertise in the area of sewage sludge disposal in the northeastern United States, including hauling, treatment and disposal of sewage sludge; providing non-hazardous biosolids transportation, treatment and disposal services to municipal wastewater treatment plants and commercial customers; and operating, maintaining, repairing and managing sewage sludge treatment and incineration facilities. Ecosystematics brings to Synagro an operating history and expertise in the area of providing licensed wastewater treatment plant operators and materials for the upkeep and maintenance of small wastewater treatment plants near Key Largo, Florida. Rehbein would provide Synagro with an operating history and expertise in Minnesota and would act as a complement to Synagro's Midwest operations of A&J Cartage, Michigan Organics, and the recently acquired National Resource Recovery, Inc. The acquisition of Whiteford would complement Synagro's CDR Mid-Atlantic operation located in nearby Oxford, Pennsylvania.

     Knowledgeable and experienced personnel. The consummation of the acquisitions brings together a knowledgeable team of managers with many years of experience in waste management.

     Increased diversification of customer base and markets. Historically, Synagro and each of the Acquisition Companies have served distinct markets and have offered services which are not used in similar circumstances. The acquisitions permit Synagro to offer a broader line of services to a wider range of customers in more geographic areas, thereby increasing the diversity of its business.

     Cost savings. The combination of the businesses of Synagro and each the Acquisition Companies results in the consolidation of certain support functions creating cost savings. For example, sharing data and the use of server capacity should yield minor savings.

     Synagro's Board of Directors also believes that the consummation of the acquisitions facilitates strategic objectives of Synagro and each of the Acquisition Companies. For example, through the Merger, Synagro's aims to increase revenues and operating results through strategic expansion and intends to focus on offering a broader line of waste management services. Specifically, Synagro seeks to increase the types and quantity of waste management services being offered and to provide such services to customers in a broader geographic market.

     In addition, Synagro's Board of Directors believes the consummation of the acquisitions, among other things, gives holders of Synagro Common Stock an equity interest in a larger, more diversified corporation.

ACCOUNTING TREATMENT

     Each of the acquisitions of the Acquisition Companies will be accounted for by Synagro under the "purchase method" of accounting in accordance with generally accepted accounting principles. Accordingly, the aggregate consideration paid by Synagro in connection with the Agreements, Ecosystematics Purchase Agreement, Davis Water Purchase Agreement, AKH Purchase Agreement, Rehbein Purchase Agreement and Whiteford Purchase Agreement will be allocated to each of the Acquisition Companies' assets, respectively, based upon each of their fair values. With respect to the Merger, the results of operations of RESTEC will be included in the results of operations of Synagro only for periods subsequent to Closing and the Effective Time (as defined in the Merger Agreement).

REGULATORY APPROVALS

     Synagro does not believe that any governmental filings in the United States, other than the filing of Articles of Merger with the Rhode Island Secretary of State and the filing of a Certificate of Merger with the Delaware Secretary of State, were required or will be required with respect to the consummation of any of the acquisitions. See "The Agreements-Effective Time of the Transaction."

RESTRICTIONS ON RESALES BY AFFILIATES

     The shares of Synagro Common Stock issued in connection with the Merger were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by reason of Section 3(a)(10) thereof. The shares of Synagro Common Stock are not qualified under any applicable state law.

     The shares of Synagro Common Stock issued in the Merger and received by persons who are deemed to be "affiliates" (as that term is defined in Rule 144 under the Securities Act) of NETCO prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act (or, in the case of persons who become affiliates of Synagro, Rule 144 under the Securities Act) or as otherwise permitted under the Securities Act.

                       MARKET PRICES AND DIVIDEND POLICY

     Synagro Common Stock is traded on the Nasdaq Small-Cap Market under the symbol "SYGR."

     The following table sets forth for the periods indicated the high and low sales prices for Synagro Common Stock reported through the Nasdaq Small-Cap Market. The prices shown do not include retail mark-ups, mark-downs or commissions and do not necessarily represent actual transactions.

                                                                 SYNAGRO
                                                              COMMON STOCK
                                                              -------------
PERIOD                                                        HIGH     LOW
------                                                        -----   -----
Year Ended December 31, 1997
  First Quarter.............................................  $3.00   $1.88
  Second Quarter............................................   2.38    1.50
  Third Quarter.............................................   3.66    1.94
  Fourth Quarter............................................   4.25    2.50
Year Ended December 31, 1998
  First Quarter.............................................  $5.19   $2.41
  Second Quarter............................................   8.16    5.06
  Third Quarter.............................................   6.25    2.75
  Fourth Quarter............................................   4.50    2.56
Year Ended December 31, 1999
  First Quarter.............................................  $4.88   $2.97
  Second Quarter............................................   6.38    3.13
  Third Quarter.............................................   6.94    4.75
  Fourth Quarter............................................   6.84    3.50

     On January 25, 2000, the business day immediately preceding the announcement of the execution of the Purchase Agreement, the last reported sale price for Synagro Common Stock was $5.00. There is no assurance that such transactions or those reflected in the table of actual high and low sales prices represent all or a representative sample of the actual transactions which occurred or that the high and low prices shown reflect the full ranges at which transactions occurred during the period indicated.

     Synagro has never declared a cash dividend on the Synagro Common Stock. The Convertible Preferred Stock dividend rate is 8.00% per annum and is accumulated. The Board of Directors presently intends to retain all earnings for use in Synagro's business, and therefore, does not anticipate paying any cash dividends on the Synagro Common Stock in the foreseeable future. The declaration of dividends, if any, in the future would be subject to the discretion of the Board of Directors, which may consider factors such as Synagro's results of operations, financial condition, payment of preferred stock dividends, capital needs and acquisition strategy, among others. In addition, the Purchase Agreement and the Subordinated Loan Agreement both impose restrictions on the payment of dividends.

                           SYNAGRO TECHNOLOGIES, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
                             BASIS OF PRESENTATION

     During 1998, the Company purchased all the stock of A&J Cartage and related companies, Recyc, Inc. and Environmental Waste Recycling, Inc. ("1998 Acquisitions"). The 1998 Acquisitions were accounted for using the purchase method of accounting. The assets acquired and liabilities assumed relating to these acquisitions are summarized as follows:

       Common stock shares.........................................     4,152,981
       Common stock issued.........................................   $23,783,000
       Notes payable...............................................    11,669,000
       Cash........................................................     9,410,000
Less:  Historical net assets acquired..............................     4,480,000
                                                                      -----------
       Goodwill....................................................   $40,382,000
                                                                      ===========

     During 1999, the Company purchased Anti-Pollution Associates, Inc. and D&D Pumping, Inc., Vital Cycle, Inc. and Amsco, Inc. ("1999 Acquisitions"). The 1999 Acquisitions were recorded using the purchase method of accounting. The Company also completed a business combination with National Resource Recovery, Inc. accounted for as a pooling-of-interests. The assets acquired and liabilities assumed relating to the 1999 Acquisitions were as follows:

       Common stock shares.........................................     3,044,784
       Common stock issued.........................................   $ 9,024,000
       Cash........................................................    13,803,000
Less:  Historical net assets acquired..............................     3,943,000
                                                                      -----------
       Goodwill....................................................   $18,884,000
                                                                      ===========

     During 2000, the Company purchased Residual Technologies, Limited Partnership, and certain of its affiliates, Ecosystematics, Inc., Davis Water Analysis, Inc. and AKH Water Management, Inc. ("2000 Acquisitions"). The 2000 Acquisitions were accounted for using the purchase method of accounting. The assets acquired and liabilities assumed relating to these acquisitions are summarized as follows:

       Common stock shares.........................................     1,325,000
       Common stock issued.........................................   $ 5,962,500
       Cash........................................................    32,995,383
Less:  Historical -- net assets acquired...........................     1,428,201
       Transactions costs..........................................     4,021,000
                                                                      -----------
       Goodwill....................................................   $41,550,682
                                                                      ===========

     Additionally the Company has pending agreements to purchase a division of Rehbein, Inc. and Whiteford Construction Co., Inc. ("2000 Pending
Acquisitions"). The Company expects the 2000 Pending Acquisitions to be accounted for using the purchase method of accounting. The estimated assets to be acquired and liabilities to be assumed relating to these acquisitions are summarized as follows:

       Cash........................................................   $11,400,000
       Notes payable to owners.....................................     3,200,000
Less:  Historical -- net assets acquired...........................     1,180,452
       Transactions costs..........................................     1,000,000
                                                                      -----------
       Goodwill....................................................   $14,419,548
                                                                      ===========

     The following unaudited pro forma combined financial statements include the unaudited consolidated financial statements of the Company as of the nine months ended September 30, 1999, of the Company and for the year ended December 31, 1998 included herein, combined with the historical financial data of the 1998 Acquisitions, the 1999 Acquisitions, the 2000 Acquisitions, and the 2000 Pending Acquisitions as follows: (i) the unaudited pro forma combined balance sheet at September 30, 1999, includes the historical consolidated balance sheet of Synagro at September 30, 1999, combined with the 2000 Acquisitions, and the 2000 Pending Acquisitions as if they had occurred on September 30, 1999, (ii) the unaudited pro forma combined income statement for the nine month period ended September 30, 1999, includes the historical combined income statement of Synagro combined with the 1999 Acquisitions, the 2000 Acquisitions and the 2000 Pending Acquisitions as if they had occurred on January 1, 1999, (iii) the unaudited pro forma combined income statement for the year ended December 31, 1998, includes the consolidated income statement of Synagro included herein, combined with the 1998 Acquisitions, the 1999 Acquisitions, the 2000 Acquisitions and the 2000 Pending Acquisitions as if they had occurred on January 1, 1998.

     The pro forma adjustments are based on preliminary estimates, available information and certain assumptions and may be revised as additional information becomes available. The pro forma financial statements do not purport to represent what the Company's financial position or results of operations would actually have been if such transactions in fact had occurred on those dates or project the Company's financial position or results of operations for any future period. Since the Company and the acquisitions were not under common control or management for all periods, historical combined results may not be comparable to, or indicative of, future performance. The unaudited pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Information Statement.

                           SYNAGRO TECHNOLOGIES, INC.

            PRO FORMA COMBINED BALANCE SHEETS -- SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                     ASSETS

                                                                   2000                 PRO FORMA
                                                    2000         PENDING      ------------------------------    PRO FORMA
                                  COMPANY       ACQUISITIONS   ACQUISITIONS   ACQUISITIONS(A)   FINANCING(B)     COMBINED
                                  -------       ------------   ------------   ---------------   ------------   ------------
Current assets:
  Cash and cash equivalents.....  $   337,261   $ 2,154,863     $   36,248      $        --     $        --    $  2,528,372
  Restricted cash, current
    portion.....................           --     2,286,137             --               --      (2,286,137)             --
  Accounts receivable, net......   11,267,929     2,296,620      1,425,989               --              --      14,990,538
  Notes receivable..............      118,674        26,874        171,083               --              --         316,631
  Prepaid expenses and other
    current assets..............    2,303,530       506,037             --               --              --       2,809,567
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total current assets....   14,027,394     7,270,531      1,633,320               --      (2,286,137)     20,645,108
Property, machinery and
  equipment, net................   16,264,747    13,672,647      2,019,634               --              --      31,957,028
Other assets:
  Goodwill, net.................   61,999,721            --             --       55,970,230              --     117,969,951
  Debt issuance cost and
    other -- net................    1,594,366     2,545,595        556,000               --       4,493,132       7,889,093
                                                                                                 (1,300,000)
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total other assets......   63,594,087     2,545,595        556,000       55,970,230       3,193,132     125,859,044
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total assets............  $93,886,228   $23,488,773     $4,208,954      $55,970,230     $   906,995    $178,461,180
                                  ===========   ===========     ==========      ===========     ============   ============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable and accrued
    expenses....................  $ 4,950,334   $ 1,967,554     $  639,090      $ 2,300,000     $        --    $  9,856,978
  Current portion of long-term
    debt........................    2,818,504    13,042,249      1,078,002               --     (16,938,755)             --
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total current
          liabilities...........    7,768,838    15,009,803      1,717,092        2,300,000     (16,938,755)      9,856,978
Long-term debt:
  Long-term debt, net...........   39,063,350     4,750,769      1,311,410       49,416,383     (24,601,298)     69,940,614
  Note payable to prior
    owners......................      938,790            --             --        3,200,000        (938,790)      3,200,000
  Subordinated debt.............           --            --             --               --      22,609,400      22,609,400
  Deferred income taxes.........           --            --        243,407         (243,407)             --              --
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total long-term debt....  $40,002,140   $ 4,750,769     $1,554,817      $52,372,976     $(2,930,688)   $ 95,750,014
        Total liabilities.......   47,770,978    19,760,572      3,271,909       54,672,976     (19,869,443)    105,606,992
  Preferred stock...............           --            --             --               --      20,776,438      20,776,438
COMMITMENTS AND CONTINGENCIES
Stockholders' equity:
  Common stock..................       35,352         7,410                          19,090              --          61,852
  Additional paid-in capital....   66,370,366       281,488        238,037        5,416,475              --      72,306,366
  Accumulated income
    (deficit)...................  (20,290,468)    3,439,303        699,008       (4,138,311)             --     (20,290,468)
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total stockholders'
          equity................   46,115,250     3,728,201        937,045        1,297,254              --      52,077,750
                                  -----------   -----------     ----------      -----------     ------------   ------------
        Total liabilities and
          stockholders'
          equity................  $93,886,228   $23,488,773     $4,208,954      $55,970,230     $   906,995    $178,461,180
                                  ===========   ===========     ==========      ===========     ============   ============

              The accompanying notes are an integral part of these
                    pro forma combined financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                                  (UNAUDITED)

                                                                                    2000
                                                      1999           2000         PENDING       PRO FORMA       PRO FORMA
                                      COMPANY     ACQUISITIONS   ACQUISITIONS   ACQUISITIONS   ADJUSTMENTS      COMBINED
                                    -----------   ------------   ------------   ------------   -----------     -----------
Revenues..........................  $39,834,873    $4,260,257    $19,812,682     $4,951,892    $       --      $68,859,704
Cost of services..................   29,785,853     2,893,875     14,202,375      3,632,359      (637,500)(c)   49,761,944
                                                                                                 (115,018)(f)
                                    -----------    ----------    -----------     ----------    -----------     -----------
        Gross profit..............   10,049,020     1,366,382      5,610,307      1,319,533       752,518       19,097,760
Selling, general and
  administrative expenses.........    4,952,622       492,586      2,763,034        730,410      (230,046)(e)    7,844,178
                                                                                                 (864,428)(f)
Amortization of goodwill..........    1,101,876            --             --             --     1,215,809(g)     2,317,685
                                    -----------    ----------    -----------     ----------    -----------     -----------
        Income from operations....    3,994,522       873,796      2,847,273        589,123       631,183        8,935,897
                                    -----------    ----------    -----------     ----------    -----------     -----------
Other income (expense):
  Interest........................   (2,229,000)      (18,193)    (1,014,251)       (84,533)   (4,263,996)(h)   (7,609,973)
  Other income, net...............      219,651            --          5,074             --            --          224,725
                                    -----------    ----------    -----------     ----------    -----------     -----------
Net income before redeemable
  preferred stock dividends and
  income taxes....................    1,985,173       855,603      1,838,096        504,590    (3,632,813)       1,550,649
Provision for income taxes........                                    14,924                      (14,924)(i)           --
                                    -----------    ----------    -----------     ----------    -----------     -----------
Net income before redeemable
  preferred stock dividends.......    1,985,173       855,603      1,823,172        504,590    (3,617,889)       1,550,649
Redeemable preferred stock
  dividends.......................           --            --             --             --     1,736,276(k)     1,736,276
                                    -----------    ----------    -----------     ----------    -----------     -----------
Net income (loss) applicable to
  common stock....................  $ 1,985,173    $  855,603    $ 1,823,172     $  504,590    $(5,354,165)    $  (185,627)
                                    ===========    ==========    ===========     ==========    ===========     ===========
Income (loss) per common and
  common share equivalent:
  Net income (loss), basic........  $      0.12                                                                $      (.01)
                                    ===========                                                                ===========
  Net income (loss), diluted......  $      0.12                                                                $      (.01)
                                    ===========                                                                ===========
Weighted average shares
  outstanding, basic..............   16,095,245                                                                 18,753,667
                                    ===========                                                                ===========
Weighted average shares
  outstanding, diluted............   17,073,245                                                                 18,753,667
                                    ===========                                                                ===========

              The accompanying notes are an integral part of these
                    pro forma combined financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

                  PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                                      2000
                                         1998           1999           2000         PENDING       PRO FORMA       PRO FORMA
                         COMPANY     ACQUISITIONS   ACQUISITIONS   ACQUISITIONS   ACQUISITIONS   ADJUSTMENTS      COMBINED
                       -----------   ------------   ------------   ------------   ------------   -----------     -----------
Revenues.............  $33,564,831   $14,813,826    $14,549,234    $24,890,673     $7,791,798    $ (195,535)(a)  $95,414,827
                                                                                                 -----------     -----------
Cost of services.....   28,116,069    11,994,218      9,629,439     18,322,388      5,819,889      (263,898)(a)   71,018,720
                                                                                                 -----------     -----------
                                                                                                   (170,100)(b)
                                                                                                 (1,415,238)(c)
                                                                                                   (550,134)(d)
                                                                                                     (3,737)(e)
                                                                                                   (460,176)(f)
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
      Gross profit...    5,448,762     2,819,608      4,919,795      6,568,285      1,971,909     2,667,748       24,396,107
Selling, general and                                                                               (780,533)(a)    9,841,231
  administrative                                                                                   (248,954)(e)
  expenses...........    4,180,635     2,179,233      1,671,210      3,008,588        928,420    (1,097,368)(f)
Amortization of
  goodwill...........      628,839            --             --             --             --     2,422,393(g)     3,051,232
Other charges
  (credits)..........      (63,799)           --             --        (91,495)            --            --         (155,294)
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
      Income from
        operations...      703,087       640,375      3,248,585      3,651,192      1,043,489     2,372,210       11,658,938
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
Other income
  (expense):
    Interest.........   (1,558,219)     (227,979)      (156,123)    (1,484,335)      (132,913)   (6,635,817)(h)  (10,195,386)
    Other income,
      net............      317,714       (69,923)        17,544             --          1,946            --          267,281
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
Net income (loss)
  before redeemable
  preferred stock
  dividend and income
  taxes..............     (537,418)      342,473      3,110,006      2,166,857        912,522    (4,263,607)       1,730,833
Provision for income
  taxes..............           --            --         19,650             --             --       (19,650)(i)           --
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
Net income (loss)
  before redeemable
  preferred stock
  dividend...........     (537,418)      342,473      3,090,356      2,166,857        912,522    (4,243,957)       1,730,833
Redeemable preferred
  stock dividend.....    3,934,585                                                                2,315,034(k)     6,249,619
                       -----------   -----------    -----------    -----------     ----------    -----------     -----------
Net income (loss)
  applicable to
  common stock.......  $(4,472,003)  $   342,473    $ 3,090,356    $ 2,166,857     $  912,522    $(6,558,991)    $(4,518,786)
                       ===========   ===========    ===========    ===========     ==========    ===========     ===========
Net income (loss) per
  common and common
  share equivalent:
  Basic..............  $      (.40)                                                                              $      (.25)
                       ===========                                                                               ===========
  Diluted............  $      (.40)                                                                              $      (.25)
                       ===========                                                                               ===========
Weighted average
  shares outstanding:
  Basic..............   11,207,249                                                                                17,989,039(j)
                       ===========                                                                               ===========
  Diluted............   11,207,249                                                                                17,989,039(j)
                       ===========                                                                               ===========

              The accompanying notes are an integral part of these
                    pro forma combined financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

           NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

1. UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS:

     The unaudited pro forma combined balance sheet adjustments consist of the following:

          a) To record the purchase of the 2000 Acquisitions and the 2000 Pending Acquisitions. The purchase price and goodwill recorded is presented as follows:

                                                    2000         PENDING
                                                ACQUISITIONS   ACQUISITIONS      TOTAL
                                                ------------   ------------   -----------
Purchase Price
      Common stock issued.....................  $ 5,962,500    $        --    $ 5,962,500
      Notes payable to prior owners...........                   3,200,000      3,200,000
      Cash....................................   32,995,383     11,400,000     44,395,383
Less: Historical net assets acquired..........    1,428,201      1,180,452      2,608,653
Transaction costs.............................    4,021,000      1,000,000      5,021,000
                                                -----------    -----------    -----------
Goodwill......................................  $41,550,682    $14,419,548    $55,970,230

          (b) To record the sources and uses of funds provided to repay and to refinance certain outstanding indebtedness, to fund the cash portion of the purchase price related to the 2000 Acquisitions and the 2000 Pending Acquisitions, and to pay related transaction expenses in connection with the 2000 Acquisitions and the 2000 Pending Acquisitions, summarized as follows:

                                           2000                       PENDING
                           SYNAGRO     ACQUISITIONS    SUB-TOTAL    ACQUISITIONS      TOTAL
                         -----------   ------------   -----------   ------------   ------------
Debt outstanding.......  $42,820,644   $        --    $42,820,644   $        --    $ 42,820,644
Debt assumed, net of
  restricted cash......           --    14,206,881     14,206,881     2,389,412      16,596,293
Notes payable to prior
  owners...............           --            --             --     3,200,000       3,200,000
Purchase price paid in
  cash.................           --    32,995,383     32,995,383    11,400,000      44,395,383
Debt issuance costs....    3,300,000     1,077,581      4,377,581       115,551       4,493,132
Transaction costs......           --     4,021,000      4,021,000     1,000,000       5,021,000
                         -----------   -----------    -----------   -----------    ------------
                         $46,120,644   $52,300,845    $98,421,489   $18,104,963    $116,526,452
                         ===========   ===========    ===========   ===========    ============
Senior debt............                               $59,120,252   $10,820,362    $ 69,940,614
Subordinated debt......                                20,419,400     2,190,000      22,609,400
Notes payable to prior
  owners...............                                        --     3,200,000       3,200,000
Preferred stock, net of
  issuance costs.......                                18,881,837     1,894,601      20,776,438
                                                      -----------   -----------    ------------
                                                      $98,421,489   $18,104,963    $116,526,452
                                                      ===========   ===========    ============

     The Company entered into a $110.0 million Amended and Restated Senior Credit Agreement by and among the Company, Bank of America, N.A. and certain other lenders dated as of January 27, 2000, borrowed $20,419,000 ($22,609,000 including the 2000 Pending Acquisitions) of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware limited partnership, pursuant to a subordinated loan agreement dated January 27, 2000, and sold 17,778.224 (19,968.224 including the 2000 Pending Acquisitions) shares of Series C Convertible Preferred Stock, and 2,641.176 shares of Series D Convertible Preferred Stock to GTCR Fund VII, L.P., a Delaware limited partnership for an aggregate purchase price of $20,419,000 ($22,609,000 including the 2000 Pending Acquisitions) to refinance its existing indebtedness and fund the

                           SYNAGRO TECHNOLOGIES, INC.

2000 Acquisitions and the 2000 Pending Acquisitions. In connection with the borrowings under the subordinated indebtedness of $20,419,000 ($20,609,000 including the 2000 Pending Acquisitions), the Company issued warrants to GTCR Capital Partners L.P., which were simultaneously converted for $.01 per share into Preferred Stock by GTCR Capital Partners L.P. Accordingly, GTCR Capital Partners L.P. received upon conversion of the warrants an additional 2,917.058 shares of Preferred Stock (3,229.858 including the 2000 Pending Acquisitions), for normal consideration. The present value of the value received has been reflected as additional debt issuance cost in the accompanying pro forma balance sheet. Both the Preferred Stock and warrants that were simultaneously converted to Preferred Stock have a beneficial conversion feature to convert their holdings to Common Stock at a market price of $2.50 per share. The market price per share of the Common Stock at date of issuance was $5.16. The Company will recognize the value of the beneficial conversion feature of approximately $27.5 million as a Preferred Stock dividend. The value of such Preferred Stock dividend has no impact on the Company's cash flows, but reduces basic and diluted earnings available to holders of Common Stock. This transaction will be recorded in the first quarter of 2000.

2. UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS ADJUSTMENTS:

     The unaudited pro forma combined statement of operations adjustments consist of the following:

          (a) To eliminate sales and related costs and expenses of certain operations not retained by the Company.

          (b) To adjust rental charge of a composting site as a result of a lease agreement entered into in connection with a 1998 acquisition. The new lease is for 30 years commencing July 1998. Rent is $36,000 per annum for the first three years increasing to $192,000 per annum thereafter. Commencing on the fifth anniversary and every five years anniversary thereafter, the per annum rate is increased by 75% of the Consumer Price Index over the preceding five year period. The Company has a five year purchase option for $2,250,000.

          (c) To adjust depreciation expense related to purchase price adjustments, reevaluation of useful lives and conformity with Company depreciation methods of property and equipment.

          (d) To adjust certain transportation costs based on the transportation agreement entered into in connection with a 1998 acquisition. The transportation agreement is for two years commencing July 1998. The agreement is for a fixed rate per mile for hauling up to 525,000 cubic yards of materials.

          (e) To eliminate certain nonrecurring expenses related to the acquisition, including legal fees and certain accounting costs.

          (f) To adjust expenses related to prior owners based on employment agreements entered into in connection with acquisitions and salary costs attributable to staff reductions.

          (g) To reflect the amortization of goodwill to be recorded in connection with the acquisitions over a 40-year estimated life.

          (h) To record additional interest expense on the debt incurred in connection with the acquisitions.

          (i) To eliminate taxes as the Company has a net operating loss carryforward, which can be utilized.

          (j) Includes 11,207,249 and 16,095,245 basic shares outstanding for the year ended December 31, 1998, and for the nine months ended September 30, 1999, respectively; and an additional 6,781,790 shares and 2,658,422 shares for the year ended December 31, 1998, and the nine months ended September 30, 1999, respectively issued in connection with acquisitions as if each occurred at the beginning of each respective period. Includes 17,703,245 and 11,207,249 diluted shares for the year ended December 31, 1998, and the nine months ended September 30, 1999 respectively; and an additional

                           SYNAGRO TECHNOLOGIES, INC.

     6,781,790 shares and 1,680,422 shares for the year ended December 31, 1998 and the nine months ended September 30, 1999, reflecting the impact of the acquisitions as if each occurred at the beginning of each respective period.

          (k) To record amortization of Preferred Stock issuance costs and the noncash dividends associated with the Preferred Stock.

                           INFORMATION ABOUT SYNAGRO

HISTORY OF SYNAGRO

     Synagro was originally incorporated on May 9, 1986, as a Nevada corporation under the name N-Viro Recovery, Inc. On October 28, 1994, Synagro changed its name to "Synagro Technologies, Inc." to reflect the diversity of biosolids treatment services provided by Synagro.

     Synagro reincorporated in Delaware on August 16, 1996, by means of a merger (the "Reincorporation Merger") of Synagro with and into a wholly-owned subsidiary of Synagro in Delaware known as Synagro Technologies, Inc. ("Synagro Delaware"). On the effective date of the Reincorporation Merger, each issued and outstanding share of common stock of Synagro was converted into one share of common stock of Synagro Delaware. Synagro Delaware succeeded to all of the assets, liabilities and business of Synagro and possess all of the rights and powers of Synagro. (Synagro Delaware and Synagro are collectively referred to herein as "Synagro" or the "Company").

BUSINESS OF SYNAGRO

     Synagro engages in the business of biosolids management, primarily through beneficial reuse programs. Synagro provides transportation, treatment, site monitoring, land application and environmental regulatory compliance services with respect to biosolids to local and state agencies, municipalities and private companies. Synagro's services also include dredging, dewatering, and cleaning out municipal and industrial lagoons and digesters. Synagro currently operates under approximately 212 contracts. Pursuant to these contracts, Synagro provides a variety of biosolids management options to prospective customers. These options include land application, composting, lime stabilization, and drying/pelletizing. These biosolids management services account for substantially all of Synagro's revenues. There are two standards of pathogen reduction -- Class A and Class B. Synagro is able to treat biosolids with Class A pathogen reduction and certain levels of vector attraction reduction (i.e., insects and rodents), to produce "Exceptional Quality Biosolids." Exceptional Quality Biosolids can be beneficially used on the land without limitations or site restrictions. Biosolids that are not Exceptional Quality Biosolids, also known as Class B biosolids, while less expensive to process, are subject to monitoring and detailed record keeping requirements. These alternative methods provide choices to prospective customers who may prefer to use methods which currently require lower initial cost, but which may require additional future costs for monitoring of the related disposal sites.

EXECUTIVE OFFICES

     Synagro's principal executive offices are located at 1800 Bering Drive, Suite 1000, Houston, Texas 77057.

                       SELECTED FINANCIAL DATA OF SYNAGRO

     The following table sets forth selected financial data with respect to Synagro and should be read in conjunction with the Consolidated Financial
Statements:

STATEMENT OF OPERATIONS:

                                                                           NINE MONTHS ENDED
                                            YEAR ENDED DECEMBER 31,          SEPTEMBER 30,
                                           -------------------------   -------------------------
                                              1998          1997          1999          1998
                                           -----------   -----------   -----------   -----------
Net sales................................  $33,565,000   $28,036,000   $39,834,873   $22,505,130
Gross profit.............................    5,449,000     4,797,000    10,049,020     3,036,379
Selling, general and administrative
  expenses...............................    4,809,000     3,805,000     4,952,622     2,614,613
Other charges (credits), net.............      (64,000)     (721,000)           --       107,501
Interest expenses, net...................    1,558,000     1,007,000    (2,229,000)   (1,023,925)
Net income (loss) before redeemable
  preferred stock dividend...............     (537,000)    1,116,000     1,985,173      (724,656)
Redeemable preferred stock dividend......    3,935,000            --            --     3,934,588
Net income (loss)........................   (4,472,000)    1,116,000     1,985,173    (4,659,244)
Net income (loss) per share (basic and
  diluted)...............................         (.40)         (.13)         (.12)         (.45)

BALANCE SHEET DATA

                                                 DECEMBER 31,                SEPTEMBER 30,
                                           -------------------------   -------------------------
                                              1998          1997          1999          1998
                                           -----------   -----------   -----------   -----------
Working capital (deficit)................  $ 5,692,000   $  (805,000)  $ 6,258,556   $ 5,691,506
Total assets.............................   66,622,000    21,166,000    93,886,228    66,622,483
Total long-term debt, net................   28,330,000     6,114,000    40,002,140    28,330,236
Stockholders' equity.....................   34,249,000     7,727,000    46,115,250    34,248,735

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS OF SYNAGRO

     The following discussion should be read in conjunction with the consolidated historical and pro forma combined financial statements of Synagro and related notes thereto included elsewhere in this Information Statement. This discussion contains forward-looking statements regarding the business and industry of Synagro within the meaning of the Private Securities Litigation Reform Act of 1995. These Statements are based on the current plans and expectations of Synagro and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Synagro is a national provider of biosolids management. Synagro currently performs services for municipalities, local agencies and private industry and plans to consolidate the fragmented biosolids markets. The timing and magnitude of acquisitions and assimilation costs may materially affect future operating results. Accordingly, the operating results for any period may not necessarily be indicative of the results that may be achieved for any subsequent period.

RESULTS OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

     For the nine month period ended September 30, 1999, net sales increased from approximately $22,505,000 to approximately $39,835,000 for the same period in 1998. The increase for the quarter relates to sales from acquisitions made in 1998 and 1999 (approximately $5,436,000), an increase in volume relating to new contracts and event work (approximately $1,211,000), partially offset by reduced volume relating to non-renewal of certain low margin contracts (approximately $640,000). The increase in sales year-to-date relates to sales from acquisitions made in 1998 and 1999 (approximately $17,740,000), an increase in volume relating to new contracts and event work (approximately $1,837,000), partially offset by reduced volume relating to non-renewal of low margin contracts (approximately $2,247,000).

     For the nine months ended September 30, 1999 cost of services and gross profit were approximately $29,786,000 and $10,049,000, respectively, compared with approximately $19,469,000 and $3,036,000, respectively, for the same period in 1998, resulting in gross profit as a percentage of sales increasing to 25.2% in 1999 from 13.5% in 1998. The increase in gross profit as a percentage of sales relates to unusual weather conditions in the Mid-Atlantic Region and unseasonably heavy rainfall in California in 1998, which caused (a) additional expenses associated with transportation to land application sites unaffected by the conditions and (b) increased land disposal costs which were incurred when land application sites were not available. Landfill disposal costs and transportation costs associated with these conditions totaled approximately $1,500,000 for the nine month period ended September 30, 1998. Additionally, Synagro did not renew certain low margin contracts during 1998. The remainder of the increase is attributed to higher margin sales associated with certain acquisitions completed during 1998 and 1999.

     Selling general and administrative expenses were approximately $4,953,000 for the nine months ended September 30, 1999 compared to approximately $2,615,000 for the nine months ended September 30, 1998, an increase of approximately $2,338,000. The increase relates primarily to additional staffing at the corporate level (approximately $802,000 for the nine month period ended September 30, 1999) to implement Synagro's growth strategies. The remaining difference relates primarily to selling general and administrative expenses associated with 1998 and 1999 acquisitions and (approximately $1,536,000 for the nine months ended September 30, 1999).

     Other charges (credits), net were approximately $108,000 for the nine month period ended September 30, 1998. These amounts relate to severance payments to former executives partially offset by notes receivable collected that were previously reserved. There were no such charges or credits in 1999.

     Other income (expense), net was approximately $219,000 for the nine month period ended September 30, 1999 compared to approximately $342,000 for the nine month period ended September 30, 1998, a decrease of approximately $123,000. The changes relate to gains or losses on the sale of assets.

     As a result of the foregoing, net income of approximately $1,985,000 before preferred stock dividends, or $0.12 per share, was reported for the nine month period ended September 30, 1999 compared to a net loss of approximately $725,000, before preferred stock dividends, or $0.45 loss per share, for the nine month period ended September 30, 1998.

     During 1998, Synagro paid approximately $420,000 in dividends to preferred stock holders. Additionally, Synagro recognized a preferred stock dividend of approximately $3,934,588 related to redeemable preferred stock with a beneficial conversion feature. See Note (3) to the notes to the financial statements included herein for further discussion. There were no such dividends during 1999.

     As a result of Synagro's cumulative operating losses, Synagro has not paid federal income tax since inception. As of December 31, 1998, Synagro had net operating loss carry forwards totaling approximately $11,690,000. Utilization of Synagro's net operating losses may be subject to limitation under certain circumstances.

RESULTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1998 AND 1997

     For the year ended December 31, 1998, net sales were approximately $33,565,000 compared to approximately $28,036,000 for the same period in 1997, an increase of approximately $5,529,000 or 19.7%. The increase relates to the acquisitions of A&J (approximately $4,378,000), Recyc, Inc. ("Recyc") (approximately $2,713,000), Environmental Waste recycling, Inc. ("EWR") (approximately $1,269,000), the purchase of certain revenue contracts from Browning Ferris Industries, Inc ("BFI") organics division (approximately $2,119,000), increased volume in Michigan (approximately $856,000), partially offset by the divestiture of Organi-Gro, Inc. (approximately $1,608,000), reduced volume in Arkansas and Dallas (approximately $3,021,000) due to non-renewal of certain low margin contracts, and lower volumes related to operations in the Houston area (approximately $837,000).

     Cost of operations and gross profit for the year ended December 31, 1998 were approximately $28,116,000 and $5,449,000 respectively, compared to approximately $23,239,000 and $4,797,000 respectively for the year ended 1997, resulting in a decrease in gross profit as a percentage of sales from 17.1% in 1997 to 16.2% in 1998. Gross profit increased by approximately $652,000 due primarily to the increased net sales volume associated with businesses acquired. The decrease in gross profit as a percentage of sales was primarily a result of unusual weather conditions in the Mid-Atlantic Region, unseasonably heavy rainfall in California, and a new biosolids land application restriction for certain months of the year in one California county, which resulted in (a) additional expenses incurred by Synagro to transport material to land application sites unaffected by the conditions and (b) land disposal costs which were incurred when land application sites were not available, Specifically, landfill disposal costs increased by approximately $1,180,000 compared to 1997 levels. Additionally, costs associated with transporting material to alternate land application sites increased by approximately $400,000 for the year ended 1998. These costs were partially offset by higher margins of the biosolids composting operation obtained in the Recyc acquisition.

     Selling, general and administrative expenses were approximately $4,809,000 for the year ended December 31, 1998 compared to approximately $3,805,000 for 1997, an increase of approximately $1,004,000, or 26.4%. The increase relates primarily to increased corporate staffing (approximately $466,000) to implement Synagro's acquisitions strategies, additional selling, general and administrative costs associated with the businesses acquired (approximately $938,000), partially offset by the divestiture of Organi-Gro (approximately $164,000), staff reductions at the operational level implemented throughout 1997 (approximately $196,000), and a reduction of bonuses paid based upon operating results (approximately $146,000).

     Interest expense for the year ended December 31, 1998 was approximately $1,558,000 compared to approximately $1,007,000 for the same period in 1997. The increase in interest expense is related to the additional debt incurred to finance acquisitions.

     Other charges (credits) were ($63,799) for the year ended December 31, 1998, compared to ($721,268) for the same period 1997. The decrease resulted from less income being recognized in 1998 related to notes receivable previously reserved of approximately ($280,000), partially offset by current year severance costs of approximately $220,000. See note (11) to the Notes to Consolidated Financial Statements.

     Other income for the year ended December 31, 1998 was approximately $318,000 compared to approximately $409,000 for the same period in 1997. The decrease relates primarily to a reduction in gains on sale of assets.

     As a result of the foregoing, a net loss of approximately $537,000 before redeemable preferred stock dividends, or $.05 per share, was reported at December 31, 1998, compared to net income of approximately $1,116,000 before redeemable preferred stock dividends, or $.13 per share, in 1997.

     In the first quarter of 1998, Synagro recognized a redeemable preferred stock dividend of approximately $3,514,000, related to redeemable Preferred Stock issued with a beneficial conversion feature. The value of this Preferred Stock dividend had no impact on Synagro's cash flows. See note (9) to the Notes to Consolidated Financial Statements. During the second quarter of 1998, Synagro paid $420,000 in cash dividends to holders of Series B Preferred Stock.

     Synagro has incurred substantial losses since inception and, therefore, has not been subject to federal income taxes. As of December 31, 1998, Synagro had generated net operating loss carryforwards for financial reporting purposes of approximately $11.7 million. These carryforwards will begin to expire in the year 2004 through 2018. Synagro's ability to utilize these carryforwards is limited by a "change in ownership", as such term is defined by the federal income tax laws and regulations. As Synagro has incurred losses in recent years and the utilization of these carryforwards may be limited as discussed above, a valuation allowance has been established to fully offset the deferred tax asset at December 31, 1998.

LIQUIDITY AND CAPITAL RESOURCES

     Synagro has historically financed its operations principally through the sale of equity, bank credit facility arrangements or through funds provided by operating activities.

     Synagro purchased additional capital assets during the nine months ended September 30, 1999, in the amount of approximately $3,240,000 and sold capital assets with proceeds totaling approximately $835,000.

     As of September 30, 1999, Synagro had current maturities of long-term debt of approximately $2,818,000. Synagro's total debt was approximately $42,821,000 at September 30, 1999.

     Synagro has a $40 million bank credit facility with Bank of America National Trust and Savings Association, which has the right to add participants to the credit facility. The credit facility bears interest at the bank Eurodollar rate plus a margin based upon a pricing schedule in the credit facility. The credit facility is secured by substantially all of Synagro's assets. At September 30, 1999, Synagro had borrowings under this credit facility of approximately $37,600,000 and amounts available under the credit facility of approximately $1,772,000. Amounts under the credit facility are subject to a borrowing base equal to 4.25 times earnings before interest, taxes, depreciation and amortization ("EBITDA") based on a trailing twelve months calculation, as defined in the credit facility less funded debt as defined, (which includes notes payable to former owners, which can be refinanced through the credit facility) until June 30, 1999, 4.00 until September 30, 1999, and 3.75 times thereafter. The credit facility requires Synagro to meet certain loan covenants, and Synagro was in compliance with those covenants as of September 30, 1999. The credit facility expires in October 2001 and management anticipates that it will renegotiate and/or refinance this credit facility prior to that time.

     At September 30, 1999, Synagro had working capital of approximately $6,259,000. Synagro evaluates the collectibility of its receivables based on a specific account-by-account review. Synagro has an allowance of approximately $197,000 at September 30, 1999. Accounts receivable increased by approximately $4,744,000 from December 31, 1998, due primarily to 1999 acquisitions. Accounts payable and accruals increased by approximately $907,000 due to payables and accruals relating to 1999 acquisitions.

     On March 31, 1998, Synagro issued Series B Preferred Stock for total cash consideration of $3,500,004. This Series B Preferred Stock was convertible into common stock on a 1:1 ratio at a conversion price of $2.40 per share. On June 10, 1998, a cash dividend of $420,000 was paid to the holders of Series B Preferred Stock; concurrently, the holders converted the Preferred Shares into 1,458,335 shares of Common Stock.

     During 1998, Synagro acquired A&J, EWR and Recyc for aggregate consideration of approximately $45,517,000 including approximately $9,410,000 in cash including acquisition costs. The preliminary allocations of the purchase prices resulted in goodwill of approximately $39,426,000, that is being amortized over 40 years.

     Synagro purchased additional capital assets during 1998 in the amount of approximately $2,558,000 and sold capital assets with proceeds totaling approximately $2,081,000.

     As of December 31, 1998, Synagro had current maturities on long-term debt of approximately $4,130,000, as compared to approximately $3,177,000 in 1997. Synagro currently has the intent and ability to refinance the current maturities with its credit facility and has classified the 1998 portion of this debt as long-term indebtedness in the consolidated balance sheet as of December 31, 1998. Synagro's long-term portion of debt was approximately $24,200,000 in 1998, reflecting an increase of approximately $18,086,000 over 1997. This increase is due primarily to the funding of the acquisitions of A&J, Recyc and EWR, and the assumption of debt pursuant to such acquisitions.

     In October 1998, Synagro obtained a new $40 million bank credit facility with Bank of America National Trust and Savings Association ("Bank of America"), which has the right to add participants to the credit facility. In November 1998, the credit facility was amended and in December 1998, Bank of America assigned a portion of the credit facility to Union Bank of California. The credit facility was used to retire certain debt payable to various individuals and financial institutions and fund the acquisition of EWR. The credit facility bears interest at the bank eurodollar rate plus a margin based upon a pricing schedule in the credit facility. The weighted average interest rate in 1998 was 7.51%. The credit facility is secured by substantially all of Synagro's assets. At December 31, 1998, Synagro had borrowings from this credit facility of approximately $18,200,000 and amounts available under the credit facility of approximately $2,579,000. Amounts under the credit facility are subject to a borrowing base equal to 4.25 times earnings before interest, taxes, depreciation and amortization ("EBITDA") based on a trailing twelve months calculation, as defined in the credit facility less funded debt as defined, (which includes notes payable to former owners, which can be refinanced through the credit facility) until June 30 1999, and 4.0 times until September 30, 1999, and 3.75 thereafter. The credit facility requires Synagro to meet certain loan covenants, and Synagro was in compliance with those covenants as of December 31, 1998. The credit facility expires in October 2001 and management anticipates that it will renegotiate and/or refinance this credit facility prior to that time. As of July 2, 1999, approximately $972,000 was available to Synagro for additional borrowing under the facility. The decrease from December 31, 1998, primarily relates to the funding of acquisitions during fiscal 1999.

     At December 31, 1998, Synagro had working capital of approximately $5,692,000. Accounts receivable and prepaid expenses and other currents assets increased by approximately $2,418,539 and $328,000, respectively, primarily due to the acquisitions of A&J, Recyc, and EWR. Synagro evaluates the collectibility of its receivables based on a specific account-by-account review. Synagro had allowances of approximately $197,000 and $190,000 at December 31, 1998 and 1997, respectively, and writeoffs of approximately $13,000 and $98,000 in 1998 and 1997, respectively. Accounts payable and accrued expenses decreased by approximately $104,000 as a result of (a) the reduction of legal accruals by approximately $650,000 (Synagro had 5 significant legal matters open at the close of 1997 and only 2 significant legal matters pending at December 31,
1998), (b) increased trade payables and other accruals of approximately $325,000, of which $655,000 relates to additional trade payables relating to acquisitions offset by $330,00 relating to reduced check processing time, and
(c) an increase in accrued interest of approximately $218,000 related to additional debt incurred for the above acquisitions. Synagro believes its cash requirements for 1999 can be met with existing cash, cash flows from operations and its borrowing availability under its credit facility.

     The increase in other assets as of December 31, 1998 related primarily to an increase in deferred bank costs of approximately $360,000 associated with the credit facility, and non-compete agreements of approximately $307,000 with former owners of acquired companies.

     Synagro has undergone significant restructuring throughout the last two years, including changes in senior management and refinancing of its indebtedness. As a result of these changes, management believes Synagro is better positioned to respond to opportunities in the biosolids market and aggressively pursue its goal of acquiring additional biosolids management companies.

     Subsequent to December 31, 1998, Synagro acquired all of the outstanding stock of National Resource Recovery, Inc. ("NRR") in exchange for 1,000,001 shares of Synagro's Common Stock in a business transaction accounted for as a "pooling-of-interests" transaction. NRR is a biosolids company with operations in Michigan. Additionally, during 1999, Synagro acquired three other biosolids management companies. The total purchase price was approximately $22,451,000. These acquisitions were funded through the issuance of approximately 3,045,000 shares of common stock and $13,827,000 in cash. The cash was funded through Synagro's credit facility. The transactions were recorded using the purchase method of accounting.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK OF SYNAGRO

     Synagro utilizes financial instruments, which inherently have some degree of market risk due to interest rate fluctuations. Management is actively involved in monitoring exposure to market risk and continues to develop and utilize appropriate risk management techniques. Synagro is not exposed to any other significant market risks, including commodity price risks, foreign currency exchange risk or interest rate risks from the use of derivative financial instruments for trading or to speculate in changes in interest rates or on commodity prices.

INTEREST RATE RISK

     Total debt at September 30, 1999, included approximately $37,600,000 in floating rate debt attributed to the bank credit facility borrowings and a note to another financial institution at an average interest rate of 7.98%. As a result Synagro's annual interest rate cost in 1999 will fluctuate based on short-term interest rates. The impact on annual cash flow of a ten-percent change in the floating rate (approximately 50 basis points) would be approximately $188,000. At September 30, 1999, Synagro's fixed rate debt had a book value of $5,220,644, which approximates its fair value. The floating rate debt will mature in October 2001.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of December 10, 1999, there were outstanding and entitled to vote 17,710,189 shares of Common Stock. The following table sets forth certain information as of such date with respect to beneficial ownership of shares of Common Stock by (i) each person known to Synagro to beneficially own more than 5% of the issued and outstanding shares of Synagro's Common Stock, (ii) all directors, (iii) the chief executive officer and other executive officers at December 10, 1999 ("Named Executives") and (iv) all directors and all executive officers as a group.

                                                              NUMBER OF         PERCENT
NAME OF PERSON OR IDENTITY OF GROUP                            SHARES           OF CLASS
-----------------------------------                           ---------         --------
James A. Jalovec............................................  1,911,527(1)        10.7%
2841 South 5th Court
Milwaukee, Wisconsin 53207
Randall S. Tuttle...........................................  1,657,377            9.4%
1900 Virginia Road
Winston-Salem, NC 27107
GroWest, Inc. ..............................................  1,475,323            8.3%
114 Business Center Drive
Corona, CA 91720
James Rosendall.............................................  1,400,001            7.9%
323 Martindale Street
Sparta, MI 49345
Kenneth Ch'uan-k'ai Leung...................................  1,292,079(1)(2)(3)    7.3%
126 E. 56th Street
New York, NY 10022
Bill E. Tuttle..............................................  1,194,668            6.7%
711 East Twain Avenue
Las Vegas, NV 89109
Ross M. Patten..............................................    373,445(3)         2.1%
Gene Meredith...............................................     41,968(3)           *
Alfred Tyler 2nd............................................     41,968(3)           *
All directors and executive officers as a group (11
  persons)..................................................  2,423,680(3)(4)     12.8%

---------------

(1) Includes currently exercisable options.

(2) Includes 137,875 shares and 1,112,125 shares owned by Environmental Opportunities Fund (Cayman), L.P. and Environmental Opportunities Fund, L.P., respectively. Mr. Leung is the Chief Investment Officer of these investment funds

 *  Less than 1% of outstanding shares.

(3) Includes shares underlying vested stock options, as follows: Mr. Patten -- 373,445; Mr. Leung -- 42,079; Mr. Meredith -- 25,301; Mr.
    Tyler -- 41,968, and 493,580 for all other executive officers.

(4) Includes (without duplication) all shares referred to above.

                            INFORMATION ABOUT RESTEC

     RESTEC provides nonhazardous sewage sludge ("residuals") transportation, treatment and disposal services to municipal wastewater treatment plants and commercial customers. RESTEC owns and operates three (3) sludge incineration facilities in New England and employs approximately 80 people. RESTEC's sludge processing operations provide an essential service for communities in the region. RESTEC also engages in the contract management of municipal residuals in New England handling an average of 165 dry tons per day of residuals from more than 75 customers.

     There is no active public trading market for RESTEC common stock, which is traded infrequently in private transactions. RESTEC has no class of securities registered under Section 12 of the Exchange Act of 1934, as amended, (the "Exchange Act") and is not subject to the reporting requirements of Sections 13(a) or 15(d) of the Exchange Act. RESTEC has never declared a cash dividend on the RESTEC common stock. The shares of Synagro Common Stock issued in connection with the Merger Agreement were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, by reason of Section 3(a)(10) thereof.

     RESTEC's business is conducted primarily through five (5) operating companies: Residual Technologies, Limited Partnership, a Delaware limited partnership formed in 1995, NETCO-Waterbury, Limited Partnership, a Delaware limited partnership formed in 1993, NETCO-Residuals Management, Limited Partnership., a Delaware limited partnership formed in 1994, New Haven Residuals, Limited Partnership, a Delaware limited partnership formed in 1995, and New England Treatment Company, Inc., a Rhode Island corporation formed in 1987.

     RESTEC's principal executive offices are located at 55 Old Field Point Road, Greenwich, Connecticut 06830, and its phone number is (203) 622-9029.

                       SELECTED FINANCIAL DATA OF RESTEC

STATEMENT OF OPERATIONS:

                                                                           NINE MONTHS ENDED
                                            YEAR ENDED DECEMBER 31,          SEPTEMBER 30,
                                           -------------------------   -------------------------
                                              1998          1997          1999          1998
                                           -----------   -----------   -----------   -----------
Revenues.................................  $22,249,285   $20,515,807   $17,822,528   $16,631,872
Cost of revenues.........................   15,852,217    14,030,767    12,482,087    11,553,971
                                           -----------   -----------   -----------   -----------
  Gross margin...........................    6,397,068     6,485,040     5,340,441     5,077,901
Expenses:
  General and administrative.............    3,008,588     2,773,129     2,718,995     2,208,314
                                           -----------   -----------   -----------   -----------
Income from operations...................    3,388,480     3,711,911     2,621,446     2,869,587
Interest expense, net....................    1,688,534     1,776,005     1,006,829     1,136,305
Other (income), expense, net (deficit)...     (294,316)      (55,241)           --            --
Cost of revenues.........................           --            --            --            --
                                           -----------   -----------   -----------   -----------
Net Income Before Taxes..................  $ 1,994,262   $ 1,991,147   $ 1,614,617   $ 1,733,282
                                           ===========   ===========   ===========   ===========

BALANCE SHEET DATA:

                                                DECEMBER 31,                SEPTEMBER 30,
                                         --------------------------   --------------------------
                                            1998           1997          1999           1998
                                         -----------   ------------   -----------   ------------
Working capital (deficit)..............  $(9,797,813)  $(10,015,049)  $(8,783,459)  $(10,134,750)
Total assets...........................   22,817,633     23,233,389    22,152,799     23,835,997
Total long-term obligations............    4,335,745      6,811,597     4,350,709      4,759,494
Total shareholders' equity (deficit)...    2,719,410      1,974,877     2,872,018      2,070,204

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS OF RESTEC

     The following discussion should be read in conjunction with the financial statements of RESTEC and related notes, and the preceding "Selected Financial Data of Restec."

RESULTS OF OPERATIONS

  NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998

     For the nine months ended September 30, 1999 and 1998, revenues increased by approximately $1.2 million. The increase in revenues relates to increased volumes with existing customers (approximately $900,000) and one new customer (approximately $300,000). Gross margin increased by approximately $262,000. The increase relates to the increased volumes partially offset by higher costs of disposal as some volumes have been diverted to alternative disposal sites. General and administrative expenses increased due to an increase in officer salaries of approximately $315,000 and legal expenses of approximately $110,000. Interest expense decreased due to reduced debt balances. Based on the above, net income decreased by approximately $119,000.

  YEAR ENDED DECEMBER 31, 1998 COMPARED TO YEAR ENDED DECEMBER 31, 1997

     For the years ended December 31, 1998 and 1997, revenues increased by approximately $1.7 million which relates to two new contracts started in middle to late 1997 with annual revenues totaling $2.7 million. Gross margin for the same periods decreased by approximately $88,000 as these new contracts were processed using outside parties. General and administrative expenses were 13.5% of revenues for both periods. Interest expense did not materially change between periods. Based on the above, net income did not materially change between periods.

LIQUIDITY AND CAPITAL RESOURCES

     NETCO maintained a line of credit with Webster Bank providing for maximum borrowings of $500,000 until September 1998. Effective September 1998, NETCO and RESTEC refinanced NETCO's existing line of credit whereby the line of credit was increased to $1,000,000 (see further discussion below). The revolving line of credit is secured by various equipment. Outstanding borrowings during 1997 through the refinancing date on the line of credit bear interest at prime rate plus 1 percent. Subsequent to the refinancing date, NETCO's and RESTEC's borrowings on the line of credit bear interest at LIBOR plus 2.15 percent. The line of credit expires in July 2000.

     Long-term debt consists of the following:

          NETCO-Waterbury, $11,000,000 Sewage Sludge Disposal Facility Revenue Bonds with the Connecticut Development Authority, secured by equipment, principal payments due annually, increasing from $200,000 in 1997 to $600,000 in 2016, bearing interest at 9.375%, maturing in June 2016.

          NewHaven, $5,000,000 Sewage Sludge Disposal Facility Revenue Bonds with the Connecticut Development Authority, secured by equipment, principal payments due annually, increasing from $340,000 in 1997 to $695,000 in 2006, bearing interest at 8.25%, maturing in December 2006.

          NETCO and RESTEC, $3,000,000 note payable to Webster Bank, payable in monthly principal installments of $35,714, bearing interest at 7.17%, maturing in September 2005.

          NETCO, $2,500,000 note payable to Webster Bank, secured by equipment, payable in monthly principal installments of $52,083, bearing interest at prime rate plus 1%, (weighted average rate of 9.44% for 1997), maturing in December 2001, refinanced in 1998 with a new note with Webster Bank.

          NETCO, $500,000 note payable to Webster Bank payable in monthly principal installments of $10,417, secured by equipment, bearing interest at prime rate plus 1.25% (weighted average rate of 9.69% for 1997), maturing in December 2001, refinanced in 1998 with a new note with Webster Bank.

          NETCO-Waterbury, note payable to North America Bank, payable in monthly principal installments of $10,000, bearing interest at prime rate plus 1.50% (weighted average rate of 9.94% for 1997), repaid in 1998 with proceeds from a new note with Webster Bank.

          NETCO-RM, $250,000 subordinated note payable to a former owner, bearing interest at 8%, total principal balance due in January 2000, guaranteed by the Partnership's owners.

          NETCO-RM, $150,000 subordinated note payable to a former owner, imputed interest at 8%, total principal balance due in January 2001, guaranteed by the Partnership's owners.

     NETCO-Waterbury is required to maintain certain financial and other covenants under the NETCO-Waterbury bond agreement. A trustee collects all gross revenues on a monthly basis from NETCO-Waterbury. These funds are allocated to the appropriate reserve fund to pay principal and interest payments on the debt and fund other reserve requirements. In order to secure the bonds, NETCO-Waterbury has granted to the Connecticut Development Authority ("CDA") a security interest in the gross revenues and equipment of NETCO-Waterbury. NETCO-Waterbury is out of compliance with its covenant to maintain a current asset to current liability ratio of at least 2 to 1 and its covenant to fulfill certain financial reporting requirements. NETCO-Waterbury has not obtained waivers for the debt covenant violations. In the event of default, the trustee or the CDA may cause all amounts payable under the NETCO-Waterbury bond agreement to be immediately due and payable and may enforce the obligations of NETCO-Waterbury under the NETCO-Waterbury bond agreement. As a result of the covenant violations, all amounts due under the NETCO-Waterbury bond agreement have been classified as current maturities of long-term debt.

     The NETCO-Waterbury bond agreement covenants also place significant restrictions on NETCO-Waterbury's ability to incur additional indebtedness or to merge or consolidate with an unaffiliated entity. NETCO-Waterbury has the option to prepay all or part of its loan obligation at any time that the bonds are subject to redemption commencing on June 1, 2005, unless NETCO-Waterbury is in default, whereby the prepayment balance could only be exercised in total. The prepayment amount must be sufficient to pay the interest and redemption price. Prepayment of the NETCO-Waterbury bonds is subject to a prepayment redemption premium of 3 percent at June 1, 2005. No prepayment premium would apply if the bonds were prepaid after June 1, 2008. The NETCO-Waterbury bonds are subject to a mandatory prepayment with a penalty of 103 percent of the aggregate amount of the loan under certain circumstances, as defined. In the event of a defined change in control, the NETCO-Waterbury bond agreement may be terminated with all amounts payable under the NETCO-Waterbury bond agreement becoming immediately due and payable.

     Under an agreement between the CDA and First Fidelity Bank, the trustee under the NETCO-Waterbury bond agreement (the Waterbury Trustee), the NETCO-Waterbury bonds may be redeemed prior to maturity or the redemption date. The CDA must provide the Waterbury Trustee with a notice of redemption and shall deposit with the Waterbury Trustee either monies or defeasance securities that are sufficient to pay the principal and interest on the NETCO-Waterbury bonds.

     Under the Sewage Sludge Disposal Facility Revenue Bond agreement between the CDA and New Haven (the "New Haven Bond Agreement"), New Haven is subject to certain financial and nonfinancial covenants. In order to secure the bonds, New Haven has granted to the CDA a security interest in the gross revenues and equipment of New Haven. New Haven pledges gross revenues to the appointed trustee on a monthly basis. The trustee then allocates these funds to service the principal and interest payments on the debt and fund other reserve requirements. New Haven is in compliance with all covenants of the New Haven Bond Agreement. In the event of default, the trustee or the CDA may cause all amounts payable under the New Haven Bond Agreement to be immediately due and payable and may enforce all obligations under the New Haven Bond Agreement.

     The New Haven Bond Agreement covenants also place significant restrictions on New Haven's ability to incur additional indebtedness or merge or consolidate with an unaffiliated entity. The bonds also disallow any prepayment of the loan. The New Haven bonds are subject to a mandatory prepayment with a penalty of 103 percent of the aggregate amount of the loan under certain circumstances, as defined. In the event of a defined change in control, the New Haven Bond Agreement may be terminated with all amounts payable under the New Haven Bond Agreement becoming immediately due and payable.

     Under an agreement between the CDA and State Street Bank and Trust Company of Connecticut, National Association, trustee under the New Haven Bond Agreement (the New Haven Trustee), the New Haven bonds may be redeemed prior to maturity or the redemption date. The CDA must provide the New Haven Trustee with a notice of redemption and shall deposit with the New Haven Trustee either monies or defeasance securities that are sufficient to pay the principal and interest on the New Haven bonds.

     The NETCO-Waterbury bonds and New Haven bonds also require certain funds to be maintained with a trustee, including a debt service fund. Such funds, on deposit with the trustee, are invested in cash equivalents and U.S. Government securities and are carried at cost plus accrued interest. The carrying value of these funds is included in funds held in trust in the accompanying combined balance sheets and approximates fair value. A debt service fund is used for the payment of interest and principal.

     NETCO and RESTEC refinanced NETCO's existing debt to Webster Bank in September 1998, whereby the line of credit was increased to $1,000,000 (see above for further discussion) and a facilities loan to fund equipment purchases of up to $1,000,000 and a term loan of $3,000,000 were obtained. The facilities loan is payable in 60 monthly payments of principal and interest commencing on September 1, 1999. The facilities loan bears interest at LIBOR plus 2.15 percent. Beginning on September 1, 1999, interest is stated at the cost of funds rate, as defined, plus 2.15 percent. NETCO and RESTEC can elect to fix the rate over a designated period of time. At September 30, 2000, no balance was outstanding under the facilities loan. The proceeds from the term loan of $3,000,000 were used to pay NETCO's outstanding balance with Webster Bank and NETCO-Waterbury's outstanding balance with North America Bank.

     The Webster Bank note agreement requires, among other things, NETCO and RESTEC to meet certain financial and nonfinancial covenants. NETCO and RESTEC are out of compliance with their covenants to fulfill certain financial reporting and nonfinancial requirements. NETCO and RESTEC have not obtained a waiver for the debt covenant violation. In the event of default, the bank may cause all amounts payable under the Webster Bank note agreement to be immediately due and payable and may enforce all obligations of NETCO and RESTEC under the Webster Bank note agreement. As a result of the covenant violation, all amounts due under the Webster Bank note agreement have been classified as current maturities of long-term debt.

     The Webster Bank note agreement also places significant restrictions on NETCO's and RESTEC's ability to incur additional indebtedness or to merge or consolidate with an unaffiliated entity. In the event of a defined change in control, the amount outstanding under the note agreement will be immediately due and payable.

     At September 30, 1999, the current portion of long-term debt is approximately $13,042,000 which creates negative working capital of approximately $8,783,000. The company is out of compliance with various covenants on certain debt agreements, requiring approximately $11,607,000 of debt to be classified as current. However, management believes the lenders will continue to provide credit to the company through 2000. The company believes that its cash requirements can be met with current cash flows from operations. Beyond 2000, there can be no assurances that additional financing requirements will not be required to maintain liquidity if the lenders should call the loans.

                     INFORMATION ABOUT ECOSYSTEMATICS, INC.

     Ecosystematics, Inc., a Florida corporation formed in 1985, operates and maintains small volume waste water treatment facilities in a 50 mile radius of Key Largo, Florida. Ecosystematics is best classified as a service organization that supplies licensed wastewater treatment plant operators and materials necessary for the upkeep and maintenance of the surrounding small treatment plants. Per Florida requirements, a licensed wastewater treatment operator is required to monitor and service a wastewater treatment facility based on the number of gallons processed in the particular facility. Based on the number of gallons, the operator could be required to visit the facility as little as 15 minutes a day, two times per week, to as much as 8 hours a day, 7 days per week.

     There is no active public trading market for Ecosystematics Common Stock, which is traded infrequently in private transactions. Ecosystematics has no class of securities registered under Section 12 of the Exchange Act and is not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act. Ecosystematics has never declared a cash dividend on the Ecosystematics Common Stock.

     Ecosystematics' principal executive offices are located at 203 Apache Street, Tavernier, Florida 33070 and its phone number is (305) 852-5103.

                   SELECTED FINANCIAL DATA OF ECOSYSTEMATICS

STATEMENT OF OPERATIONS:

                                                                            NINE MONTHS ENDED
                                                           YEAR ENDED         SEPTEMBER 30,
                                                          DECEMBER 31,   -----------------------
                                                              1998          1999         1998
                                                          ------------   ----------   ----------
Revenues................................................   $1,307,334    $1,083,232   $1,022,784
Cost of revenues........................................      993,714       877,287      909,411
                                                           ----------    ----------   ----------
  Gross margin..........................................      313,620       205,945      113,373
Expenses:
  General and administrative............................      274,913        39,662       33,658
                                                           ----------    ----------   ----------
Income from operations..................................       38,707       166,283       79,715
Other (income), expense, net............................       (1,679)        3,724       (1,434)
                                                           ----------    ----------   ----------
Net income..............................................   $   40,386    $  162,559   $   81,149
                                                           ==========    ==========   ==========

BALANCE SHEET DATA:

                                                        DECEMBER 31,          SEPTEMBER 30,
                                                     -------------------   -------------------
                                                       1998       1997       1999       1998
                                                     --------   --------   --------   --------
Working capital....................................  $325,537   $376,229   $824,770   $401,395
Total assets.......................................   491,802    507,375    968,407    519,882
Total long-term obligations........................        --         --         --         --
Total shareholders' equity (deficit)...............   467,964    441,578    621,283    518,727

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                  AND RESULTS OF OPERATIONS OF ECOSYSTEMATICS

     The following discussion should be read in conjunction with the financial statements of Ecosystematics and related notes, and the preceding "Selected Financial Data of Ecosystematics"

RESULTS OF OPERATIONS

  NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998

     For the nine months ended September 30, 1999 and 1998, revenues increased by approximately $60,000 due to an increase in the customer base. Gross margin increased by approximately $92,000 as the increased volume was added without adding staff. Additionally, officers' compensation decreased by approximately $18,000. General and administrative expense, and other income (expense) did not materially change between periods. Based on the above, net income increased by approximately $81,000 for the above periods.

LIQUIDITY AND CAPITAL RESOURCES

     Ecosystematics has no debt and is funded through operations. At September 30, 1999, Ecosystematics had approximately $825,000 in working capital. Ecosystematics believes that its cash requirements can be met with current cash flows from operations.

                           INFORMATION ABOUT REHBEIN

     Rehbein, Inc., a Minnesota corporation formed in 1985, is a regional land acquisition company primarily servicing sixteen medium to large municipalities and industrial customers in Minnesota, Michigan and Wisconsin. Rehbein primarily performs biosolids land application, reuse of lime treatment residuals, and the blending of ash byproducts with biosolids for beneficial reuse.

     There is no active public trading market for Rehbein common stock, which is traded infrequently in private transactions. Rehbein has no class of securities registered under Section 12 of the Exchange Act and is not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act. Rehbein has never declared a cash dividend on the Rehbein common stock.

     Rehbein's principal executive offices are located at 6805 20th Avenue South, Hugo, Minnesota 55038 and its phone number is (651) 426-1345.

                       SELECTED FINANCIAL DATA OF REHBEIN
                                 (IN THOUSANDS)

STATEMENT OF OPERATIONS:

                                                                            FIVE MONTHS ENDED
                                                YEAR ENDED MAY 31,             OCTOBER 31,
                                              -----------------------    -----------------------
                                                 1999         1998          1999         1998
                                              ----------   ----------    ----------   ----------
Revenues....................................  $5,318,320   $4,484,489    $2,001,793   $2,397,478
Cost of revenues............................   3,044,575    2,590,932     1,073,651    1,328,707
                                              ----------   ----------    ----------   ----------
  Gross margin..............................   2,273,745    1,893,557       928,142    1,068,771
Expenses:
  General and administrative................   1,545,763    1,386,092       733,688      661,857
                                              ----------   ----------    ----------   ----------
Income from operations......................     727,982      507,465       194,454      406,914
Interest expense, net.......................     161,323      147,982            --       52,514
Other (income), expense, net................     (59,231)     (62,956)           --           --
                                              ----------   ----------    ----------   ----------
Net Income..................................  $  625,890   $  422,439    $  194,454   $  354,400
                                              ==========   ==========    ==========   ==========

BALANCE SHEET DATA:

                                                      MAY 31,                  OCTOBER 31,
                                              -----------------------    -----------------------
                                                 1999         1998          1999         1998
                                              ----------   ----------    ----------   ----------
Working capital (deficit)...................  $ (710,605)  $ (903,472)   $ (784,910)  $ (625,511)
Total assets................................   3,160,689    3,432,158     3,238,856    3,481,443
Total long-term obligations.................   1,196,767    1,045,658     1,311,410    1,004,975
Total shareholders' equity (deficit)........     238,037      826,804         3,198      739,328

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                      AND RESULTS OF OPERATIONS OF REHBEIN

     The following discussion should be read in conjunction with the financial statements of Rehbein and related notes, and the preceding "Selected Financial Data of Rehbein."

RESULTS OF OPERATIONS

  FIVE MONTHS ENDED OCTOBER 31, 1999 COMPARED TO THE FIVE MONTHS ENDED OCTOBER 31, 1998

     For the five months ended October 31,1999 versus the five months ended October 31, 1998, revenues decreased by approximately $395,000 due to the completion of a one time lagoon dredging. Gross profit decreased by approximately $140,000 due to the decrease in revenues addressed above. General and administrative expenses increased by approximately $72,000 due to permitting cost of approximately $43,000 and other administrative costs. Interest expense, net decreased by approximately $52,000 due to offsetting interest income in the current period from related party notes. Net income decreased by approximately $160,000 based upon the above.

  YEAR ENDED MAY 31, 1999 COMPARED TO YEAR ENDED MAY 31, 1998

     For the year ended May 31, 1999, revenues increased by approximately $833,000 versus the year ended May 31, 1998 due to a one time lagoon dredging project (approximately $500,000), and the award of five smaller contracts (approximately $350,000). Gross margin increased by approximately $380,000 as a direct result of the increase in revenues. General and administrative expenses increased by approximately $159,000 due to increased depreciation expense (approximately $81,000) and other administrative costs associated with the increased sales volume. Interest and other expenses did not change materially for the above periods. Net income increased by approximately $203,000 based upon the above.

LIQUIDITY AND CAPITAL RESOURCES

     On February 5, 1993, Rehbein entered a $350,000 revolving working capital line of credit. The credit facility is secured by property of Rehbein. The credit facility has been renewed each year and is scheduled to mature on February 17, 2000. The interest rate was changed upon the renewal at February 1998 from a fixed rate of 10 percent to a variable rate of prime plus 0.5 percent. Amounts due under the line of credit as of September 30, 1999 are $327,700.

     On January 16, 1997, Rehbein obtained another revolving working capital line of credit for $650,000. This credit facility is also secured by property of Rehbein. The credit facility matured January 16, 1999, as a result of an extension negotiated in January 1998 and bore interest at the prime rate plus
0.75 percent. Rehbein did not carry a balance against the line of credit as of May 31, 1998.

     At September 30, 1999, Rehbein had negative working capital of approximately $784,000. Rehbein Biosolids is a division of Rehbein Inc. and all inter-company transactions have been treated as distributions. Rehbein believes that its cash requirements can be met with current cash flows from operations. Beyond 1999, there can be no assurances that additional financing requirements will not be required to maintain liquidity if the inter-company balances are not collectable.

               INFORMATION ABOUT WHITEFORD CONSTRUCTION CO., INC.

     Whiteford Construction Co., Inc., a Maryland corporation formed in 1977, is a combination of a regional land application company and special projects operation. Whiteford operates in Pennsylvania and Maryland and offers a variety of services to customers including pumping, dredging, digester and lagoon cleaning, dewatering and land application of biosolids. Whiteford emphasizes high margin, specialized event projects such as lagoon cleanouts, dredging, and digester cleaning for municipalities due to the more attractive margins.

     There is no active public trading market for Whiteford common stock, which is traded infrequently in private transactions. Whiteford has no class of securities registered under Section 12 of the Exchange Act and is not subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act. Whiteford has never declared a cash dividend on the Whiteford common stock.

     Whiteford's principal executive offices are located at 1605 Dooley Road, Whiteford, Maryland 21160 and its phone number is (800) 783-7867.

                      SELECTED FINANCIAL DATA OF WHITEFORD

STATEMENT OF OPERATIONS:

                                                                           NINE MONTHS ENDED
                                                         YEAR ENDED          SEPTEMBER 30,
                                                        DECEMBER 31,    ------------------------
                                                            1998           1999          1998
                                                        ------------    ----------    ----------
Revenues..............................................   $2,256,032     $1,712,999    $1,086,163
Cost of revenues......................................    1,472,317        930,917       870,413
                                                         ----------     ----------    ----------
  Gross margin........................................      783,715        782,082       215,750
Expenses:
  General and administrative..........................      352,438        267,464       219,247
                                                         ----------     ----------    ----------
Income from operations................................      431,277        514,618        (3,497)
Interest expense, net.................................           --
                                                         ----------     ----------    ----------
Net loss..............................................   $  431,277     $  514,618    $   (3,497)
                                                         ==========     ==========    ==========

BALANCE SHEET DATA:

                                                                              SEPTEMBER 30,
                                                           DECEMBER 31,    --------------------
                                                               1998          1999        1998
                                                           ------------    --------    --------
Working capital..........................................   $  642,171     $701,038    $395,479
Total assets.............................................    1,023,803      970,098     733,187
Divisional equity........................................      947,480      933,747     705,851

          MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                     AND RESULTS OF OPERATIONS OF WHITEFORD

     The following discussion should be read in conjunction with the financial statements of Whiteford and related notes, and the preceding "Selected Financial Data of Whiteford."

RESULTS OF OPERATIONS

  NINE MONTHS ENDED SEPTEMBER 30, 1999 COMPARED TO THE NINE MONTHS ENDED SEPTEMBER 30, 1998

     For the nine months ended September 30, 1999 and 1998 revenues increased by approximately $626,000. Whiteford does a significant amount of one-time projects and in 1999 the company had two large contracts totaling approximately $770,000, which accounted for the increase. In 1997, Whiteford did not have any large contracts. Gross margin for the related periods increased by $567,000. This increase is directly related to the two large contracts mentioned above. These one time projects have high margins as most of the costs are fixed. General and administrative costs increased by approximately $48,000 relating to bonuses paid. Based on the above, net income increased by approximately $518,000 for the above periods.

LIQUIDITY AND CAPITAL RESOURCES

     Whiteford has no debt and is funded through operations and owner contributions. At September 30, 1999, Whiteford had approximately $701,000 in working capital.

                                            By Order of the Board of Directors

                                            ALVIN L. THOMAS
                                            Secretary

March 9, 2000
Houston, Texas

                         INDEX TO FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
SYNAGRO
  Report of Independent Public Accountants..................    F-3
  Balance Sheets as of December 31, 1998 and 1997...........    F-4
  Consolidated Statements of Operations for the years ended
     December 31, 1998, 1997
     and 1996...............................................    F-5
  Consolidated Statements of Stockholders' Equity for the
     Years ended December 31, 1998, 1997 and 1996...........    F-6
  Consolidated Statements of Cash Flows for the years ended
     December 31, 1998, 1997
     and 1996...............................................    F-7
  Notes to Consolidated Financial Statements................    F-9
  Unaudited Balance Sheets as of September 30, 1999 and
     1998...................................................   F-26
  Unaudited Statements of Operations for the nine months
     ended September 30, 1999 and 1998......................   F-27
  Unaudited Statements of Cash Flows for the nine months
     ended September 30, 1999
     and 1998...............................................   F-28
  Notes to Unaudited Financial Statements...................   F-30

RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP AND AFFILIATES
  Report of Independent Public Accountants..................   F-37
  Balance Sheets as of December 31, 1998 and 1997...........   F-38
  Statements of Operations for the years ended December 31,
     1998 and 1997..........................................   F-39
  Statements of Owners' Equity for the years ended December
     31, 1998 and 1997......................................   F-40
  Statements of Cash Flows for the years ended December 31,
     1998 and 1997..........................................   F-41
  Notes to Financial Statements.............................   F-42
  Unaudited Balance Sheet as of September 30, 1999..........   F-53
  Unaudited Statements of Operations for the nine months
     ended September 30, 1999 and 1998......................   F-54
  Unaudited Statements of Cash Flows for the nine months
     ended September 30, 1999
     and 1998...............................................   F-55
  Notes to Unaudited Financial Statements...................   F-56

ECOSYSTEMATICS, INC.
  Report of Independent Public Accountants..................   F-60
  Balance Sheet as of December 31, 1998.....................   F-61
  Statement of Operations for the year ended December 31,
     1998...................................................   F-62
  Statements of Shareholder Equity for the year ended
     December 31, 1998......................................   F-63
  Statement of Cash Flows for the year ended December 31,
     1998...................................................   F-64
  Notes to Financial Statements.............................   F-65
  Unaudited Balance Sheet as of September 30, 1999..........   F-68
  Unaudited Statements of Operations for the nine months
     ended September 30, 1999...............................   F-69
  Unaudited Statements of Cash Flows for the nine months
     ended September 30, 1999
     and 1998...............................................   F-70
  Notes to Unaudited Financial Statements...................   F-71

                                                               PAGE
                                                               ----
REHBEIN, INC.
  Report of Independent Public Accountants..................   F-73
  Balance Sheets as of May 31, 1999 and 1998................   F-74
  Statements of Operations for the years ended May 31, 1999
     and 1998...............................................   F-75
  Statement of Divisional Equity for years ended May 31,
     1999 and 1998..........................................   F-76
  Statements of Cash Flows for the years ended May 31, 1999
     and 1998...............................................   F-77
  Notes to Financial Statements.............................   F-78
  Unaudited Balance Sheet as of October 31, 1999............   F-83
  Unaudited Statements of Operations for the five months
     ended October 31, 1999 and 1998........................   F-84
  Unaudited Statements of Cash Flows for the five months
     ended October 31, 1999 and 1998........................   F-85
  Notes to Unaudited Financial Statements...................   F-86

WHITEFORD CONSTRUCTION COMPANY, INC.
  Report of Independent Public Accountants..................   F-88
  Balance Sheet as of December 31, 1998.....................   F-89
  Statement of Operations for the year ended December 31,
     1998...................................................   F-90
  Statement of Divisional Equity for the year ended December
     31, 1998...............................................   F-91
  Statement of Cash Flows for the year ended December 31,
     1998...................................................   F-92
  Notes to Financial Statements.............................   F-93
  Unaudited Balance Sheet as of September 30, 1999..........   F-95
  Unaudited Statements of Operations for the nine months
     ended September 30, 1999 and 1998......................   F-96
  Unaudited Statements of Cash Flows for the nine months
     ended September 30, 1999
     and 1998...............................................   F-97
  Notes to Unaudited Financial Statements...................   F-98

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Synagro Technologies, Inc.:

     We have audited the accompanying consolidated balance sheets of Synagro Technologies, Inc. (a Delaware corporation), and subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Synagro Technologies, Inc., and subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period then ended in conformity with generally accepted accounting principles.

     As discussed in Note 1, the accompanying consolidated financial statements reflect the Company on a historical basis as restated for the effect of a pooling-of-interests transaction completed in the first quarter of 1999.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
June 30, 1999

                           SYNAGRO TECHNOLOGIES, INC.

                          CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                                      DECEMBER 31,
                                                              ----------------------------
                                                                  1998            1997
                                                              ------------    ------------
Current Assets:
  Cash and cash equivalents.................................  $    414,712    $    281,043
  Short-term investments....................................            --          64,504
  Restricted cash, current portion..........................       680,656         172,925
  Accounts receivable, net..................................     6,523,944       4,105,405
  Note receivable, current portion..........................       436,325         543,706
  Prepaid expenses and other current assets.................     1,679,381       1,351,212
                                                              ------------    ------------
          Total current assets..............................     9,735,018       6,518,795
Property, machinery & equipment, net........................    12,394,018       9,888,583
Other Assets:
  Goodwill, net of accumulated amortization of $15,594,918
     and $996,079...........................................    43,130,904       4,333,277
  Restricted cash, long-term portion........................            --         173,387
  Notes receivable, long-term portion.......................       262,829              --
  Other.....................................................     1,099,714         251,594
                                                              ------------    ------------
Total assets................................................  $ 66,622,483    $ 21,165,636
                                                              ============    ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Current portion of long-term debt.........................  $         --    $  2,777,871
  Notes payable to prior owners, current portion............            --         398,890
  Accounts payable and accrued expenses.....................     4,043,512       4,147,377
                                                              ------------    ------------
          Total current liabilities.........................     4,043,512       7,324,138
Long term liabilities:
  Long-term debt............................................    21,651,197       6,114,000
  Notes payable to prior owners.............................     6,679,039              --
                                                              ------------    ------------
          Total long term liabilities.......................    28,330,236       6,114,000
COMMITMENTS AND CONTINGENCIES
Stockholders' Equity:
  Preferred stock, $.002 par value, 10,000,000 shares
     authorized, none issued and outstanding................            --              --
  Common Stock, $.002 par value, 100,000,000 shares
     authorized, 14,251,706, shares and 8,610,306 issued and
     outstanding............................................        28,503          17,221
  Additional paid in capital................................    56,495,873      25,513,915
  Accumulated deficit.......................................   (22,275,641)    (17,803,638)
                                                              ------------    ------------
          Total stockholders' equity........................    34,248,735       7,727,498
                                                              ------------    ------------
          Total liabilities and stockholders' equity........  $ 66,622,483    $ 21,165,636
                                                              ============    ============

                  The accompanying notes are an integral part of these consolidated financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                           1998          1997          1996
                                                        -----------   -----------   -----------
Net sales.............................................  $33,564,831   $28,036,056   $24,174,505
Cost of service.......................................   28,116,069    23,239,213    20,306,298
                                                        -----------   -----------   -----------
Gross profit..........................................    5,448,762     4,796,843     3,868,207
Selling, general and administrative expenses..........    4,809,474     3,804,901     6,237,816
Other charges (credits):
  Loss on assets held for sale and other special
     charges/(credits)................................      (63,799)     (721,286)    4,841,807
                                                        -----------   -----------   -----------
          Income (loss) from operations...............      703,087     1,713,228    (7,211,416)
                                                        -----------   -----------   -----------
Other income (expense):
  Other income, net...................................      317,714       409,283       359,685
  Interest............................................   (1,558,219)   (1,006,790)     (730,406)
                                                        -----------   -----------   -----------
          Total.......................................   (1,240,505)     (597,507)     (370,721)
                                                        -----------   -----------   -----------
Net income (loss) before redeemable preferred
  dividends and income taxes..........................     (537,418)    1,115,721    (7,582,137)
Provision for income taxes............................           --            --            --
                                                        -----------   -----------   -----------
Net income (loss) before redeemable preferred
  dividends...........................................     (537,418)    1,115,721    (7,582,137)
Redeemable preferred stock dividends..................    3,934,585            --            --
                                                        -----------   -----------   -----------
Net income (loss) applicable to common stock..........  $(4,472,003)  $ 1,115,721   $(7,582,137)
                                                        ===========   ===========   ===========
Income per common and common share equivalent:
  Net income (loss), basic............................  $      (.40)  $       .13   $     (1.04)
  Net income (loss), diluted..........................  $      (.40)  $       .13   $     (1.04)
Weighed average shares outstanding, basic.............   11,207,249     8,545,114     7,266,760
Weighed average shares outstanding, diluted...........   11,207,249     8,740,345     7,266,760

                  The accompanying notes are an integral part of these consolidated financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                         COMMON STOCK       ADDITIONAL
                                     --------------------     PAID-IN     ACCUMULATED
                                       SHARES     AMOUNT      CAPITAL       DEFICIT         TOTAL
                                     ----------   -------   -----------   ------------   -----------
BALANCE, December 31, 1995.........   6,952,758   $13,906   $22,215,785   $(11,337,222)  $10,892,469
  Additional shares issued.........     100,000       200       134,800             --       135,000
  Shares issued in acquisition.....     155,000       310       222,425             --       222,735
  Conversion of long-term debt.....     144,344       289       189,711             --       190,000
  Exercise of options..............       3,333         7         6,659             --         6,666
  Net loss.........................          --        --            --     (7,582,137)   (7,582,137)
                                     ----------   -------   -----------   ------------   -----------
BALANCE, December 31, 1996.........   7,355,435    14,712    22,769,380    (18,919,359)    3,864,733
  Redemption of warrants, net......   1,324,243     2,648     2,947,412             --     2,950,060
  Shares exchanged in repayment of
     notes receivable..............     (74,372)     (149)     (212,867)            --      (213,016)
  Exercise of options..............       5,000        10         9,990             --        10,000
  Net income.......................          --        --            --      1,115,721     1,115,721
                                     ----------   -------   -----------   ------------   -----------
BALANCE, December 31, 1997.........   8,610,306    17,221    25,513,915    (17,803,638)    7,727,498
  Shares issued in acquisitions....   4,152,981     8,306    23,773,983             --    23,782,289
  Conversion of preferred stock....   1,458,335     2,916     3,429,968             --     3,432,884
  Issuance of warrants.............          --        --       200,000             --       200,000
  Exercise of options and
     warrants......................      30,084        60        63,422             --        63,482
  Preferred stock dividends........          --        --     3,514,585     (3,934,585)     (420,000)
  Net loss.........................          --        --            --       (537,418)     (537,418)
                                     ----------   -------   -----------   ------------   -----------
BALANCE, December 31, 1998.........  14,251,706   $28,503   $56,495,873   $(22,275,641)  $34,248,735
                                     ==========   =======   ===========   ============   ===========

                  The accompanying notes are an integral part of these consolidated financial statements.

                           SYNAGRO TECHNOLOGIES, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                             1998          1997          1996
                                                          -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss) before preferred stock dividends....  $  (537,418)  $ 1,115,721   $(7,582,137)
     Adjustments to reconcile net income (loss) to net
       cash provided by (used in) operating
       activities --
       Depreciation.....................................    1,856,866     1,610,268     2,022,203
       Amortization.....................................      667,845       228,895       255,690
       Loss on assets held for sale and other special
          charges (credits).............................     (251,476)     (721,286)    4,841,807
       Gain on sale of property, machinery and
          equipment.....................................     (145,333)     (251,470)     (261,319)
       Other............................................           --      (113,133)           --
  (Increase) decrease in the following, excluding the
     effects of acquisitions --
     Accounts receivable................................     (596,818)   (1,466,866)     (669,516)
     Inventory..........................................           --            --       111,429
     Prepaid expenses and other current assets..........     (161,355)   (1,124,110)      757,382
     Other assets.......................................     (338,832)     (118,950)      (21,952)
  Increase (decrease) in the following, excluding the
     effects of acquisitions --
     Accounts payable and accrued expenses..............     (787,629)       (9,482)    1,515,557
                                                          -----------   -----------   -----------
          Net cash provided by (used in) operating
            activities..................................     (294,150)     (850,413)      969,144
                                                          -----------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of businesses, net of cash acquired..........   (9,411,182)           --    (1,277,265)
  Purchase of property, machinery and equipment.........   (2,557,826)   (1,634,722)   (1,643,928)
  Proceeds from sale of property, machinery and
     equipment..........................................    2,081,026       456,564       640,404
  Sales of short-term investments, net..................       64,504       495,496       455,743
  Proceeds from notes receivable........................      138,999       121,286            --
                                                          -----------   -----------   -----------
          Net cash used in investing activities.........   (9,684,479)     (561,376)   (1,825,046)
                                                          -----------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from debt....................................    8,419,768     1,360,945     5,829,103
  Payments on debt......................................   (1,049,492)   (3,301,330)   (7,135,023)
  Increase in restricted cash...........................     (334,344)         (950)       (5,105)
  Preferred stock dividend..............................     (420,000)           --            --
  Redemption of warrants, net...........................           --     2,950,060            --
  Issuance of preferred stock, net of offering costs....    3,432,884            --            --
  Issuance of stock.....................................           --            --       135,000
  Exercise of options and warrants......................       63,482        10,000         6,666
                                                          -----------   -----------   -----------
          Net cash provided by (used in) financing
            activities..................................   10,112,298     1,018,725    (1,169,359)
                                                          -----------   -----------   -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS....      133,669      (393,064)   (2,025,261)
CASH AND CASH EQUIVALENTS, beginning of year............      281,043       674,107     2,699,368
                                                          -----------   -----------   -----------
CASH AND CASH EQUIVALENTS, end of year..................  $   414,712   $   281,043   $   674,107
                                                          ===========   ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Interest paid.........................................  $ 1,008,430   $ 1,025,788   $   818,039
  Taxes paid............................................           --            --            --

                  The accompanying notes are an integral part of these consolidated financial statements.

                   NONCASH INVESTING AND FINANCING ACTIVITIES

     On March 31, 1998, the Company issued 1,458,335 shares of Series B Preferred Stock, $.002 par value per share (the "Preferred Stock"), with a beneficial conversion feature. The Company recognized the value of the beneficial conversion feature of $3,514,585 as a preferred dividend.

     On June 10, 1998, the Preferred Stock was converted into 1,458,335 shares of the Company's Common Stock.

     The Company sold the operations of a wholly-owned subsidiary in 1997. The net assets and liabilities sold were approximately $978,000 net of a loss allowance of approximately $2.4 million and assumed debt by the purchaser was approximately $978,000 in exchange for a note receivable of approximately $1.4 million which was initially reserved at the date of sale. (NOTE 11)

     In 1997, $946,000 of assets were purchased in accordance with a purchase and sale agreement. The purchase was financed through debt.

     In 1997, approximately $213,000 of notes receivable was repaid with 74,372 shares of Common Stock.

     In 1996, $190,000 of debentures were converted into 144,344 shares of Common Stock.

     In 1996, $1,325,150 of machinery and equipment was acquired with debt.

                           SYNAGRO TECHNOLOGIES, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

  Business and Organization

     Synagro Technologies, Inc., a Delaware corporation ("Synagro"), and collectively with its subsidiaries (the "Company") is engaged in the biosolids management business. The Company does this through beneficial reuse of organic materials, transportation and monitoring of biosolids, and the marketing of end products from the treatment of such materials. The Company is headquartered in Houston, Texas and operates throughout the United States.

  Principles of Consolidation

     The consolidated financial statements include the accounts of Synagro and its wholly owned subsidiaries. All intercompany accounts and transactions have been eliminated. As discussed further in Note 2, the Company acquired National Resource Recovery, Inc., on March 1, 1999, in a transaction accounted for as a pooling-of-interests. The historical consolidated financial statements of the Company have been restated for all periods presented for the effect of the pooling-of-interests transaction.

  Cash Equivalents and Short-Term Investments

     The Company considers all investments with an original maturity of three months or less when purchased to be cash equivalents. Short-term investments have maturities greater than three months at the date of purchase. At December 31, 1997, short-term investments consisted of certificates of deposit. All short-term investments have been classified as held-to-maturity at December 31, 1997. These investments have various maturity dates which do not exceed one year. These securities are carried at cost, which approximates fair value.

  Property, Machinery and Equipment

     Property, machinery and equipment is stated at cost. Depreciation is being provided using straight-line and accelerated methods over estimated useful lives of three to twenty years. Leasehold improvements are capitalized and amortized over the lesser of the life of the lease or the estimated useful life of the asset.

     Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property, machinery and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statements of operations.

     In the second quarter of 1997, the Company changed the estimated useful lives of certain fixed assets. The change which had an impact of less than one-half of $0.01 on net income per share did not materially effect the Company's results of operations.

  Goodwill

     Goodwill represents the aggregate purchase price paid by the Company in acquisitions accounted for as a purchase over the fair value of the net tangible assets acquired. Goodwill is amortized on a straight-line basis over the estimated period of benefit ranging from 20 to 40 years.

     In the event that facts and circumstances indicate that goodwill may be impaired, an evaluation of recoverability would be performed. If an evaluation were required, the estimated future undiscounted cash flows associated with the asset would be compared to the asset's carrying amount to determine if a write-down to market value or discounted cash flow value was necessary. The Company believes the goodwill remaining as of December 31, 1998, is fully realizable.

                           SYNAGRO TECHNOLOGIES, INC.

     At December 31, 1998, goodwill of approximately $3,879,000 is being amortized over a 20 year life. The Company's remaining goodwill is being amortized over a 40 year life. Goodwill amortization expense was $255,690, $228,895 and $628,839 for 1996, 1997 and 1998, respectively.

  Other Assets

     Included in other assets are non-compete agreements. These agreements are valued at cost and amortized on a straight-line basis over the term of the agreement, which is generally for two to five years. Amortization expense was approximately $40,000 in 1998 and -0- in 1997 and 1996, respectively. Additionally, the Company had deferred financing costs in connection with the credit facility disclosed in Note 6, the costs are being expensed over the term of the agreement.

  Revenue Recognition

     Revenues are recognized as services are completed and provided.

  Use of Estimates

     In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Long-Lived Assets

     Effective January 1, 1996, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets and certain identifiable intangibles held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company's adoption of SFAS No. 121 did not have a material effect on the Company's financial position or results of its operations.

  Reclassifications

     Certain reclassifications have been made to the prior years' financial statements to conform with the 1998 presentation.

  Concentration of Credit Risk

     The Company provides services to a broad range of geographical regions. The Company's credit risk primarily consists of receivables from a variety of customers including, state and local agencies, municipalities and private industries. The Company reviews its accounts receivable and provides allowances as deemed necessary.

  Income Taxes

     The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". This standard provides the method for determining the appropriate asset and liability for deferred taxes which are computed by applying applicable tax rates to temporary (timing) differences. Therefore, expenses recorded for financial statement purposes before they are deducted for tax purposes create temporary differences which give rise to deferred tax assets. Expenses deductible for tax purposes before they are recognized in the financial statements create temporary differences which give rise to deferred tax liabilities.

                           SYNAGRO TECHNOLOGIES, INC.

  New Accounting Pronouncements

     In the first quarter of 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which requires the display of comprehensive income and its components in the financial statements. Comprehensive income represents all non-stockholder related changes in equity of an entity during the reporting period, including net income and charges directly to equity, which are excluded from net income. For the three years ended December 31, 1998, there are no material differences between the Company's "traditional" and "comprehensive" net income.

     Effective December 31, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 establishes new standards for segment reporting which are based on the way management organizes segments within a company for making operating decisions and assessing performance. Through December 31, 1998, the Company operated in one segment namely, the biosolids management business segment.

     In February 1998, the Financial Accounting Standards Board (the "FASB") issued SFAS No. 132, "Employers Disclosures about Pensions and Other Postretirement Benefits," which becomes effective for financial statements for the year ended December 31, 1998. SFAS No. 132 requires revised disclosures about pensions and other postretirement benefit plans. The Company has adopted the provisions of SFAS No. 132, and it does not have a material effect on the Company's consolidated financial position or result of operations.

     In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which becomes effective for financial statements beginning after June 15, 1999. SFAS No. 133 requires a company to recognize all derivative instruments (including certain derivative instruments embedded in other contracts) as assets or liabilities in its balance sheet and measure them at fair value. The statement requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. In June 1999, the FASB amended SFAS No. 133 to defer its effective date to all fiscal quarters and all fiscal years beginning after June 15, 2000. The Company is evaluating SFAS No.133 and the impact on existing accounting policies and financial reporting disclosures. However, the Company has not historically engaged in activities or entered into arrangements normally associated with derivative instruments.

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP provides guidance with respect to accounting for the various types of costs incurred for computer software developed or obtained for the Company's use. The Company adopted SOP 98-1 in the first quarter of fiscal 1999 which did not have a material effect on its consolidated financial position or result of operations.

     In April 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-Up Activities," which requires costs of start-up activities to be expensed as incurred, and upon adoption, previously deferred costs should be charged as a cumulative effect of a change in accounting principle. The statement is effective for financial statements beginning after December 15, 1998. The adoption of this standard is not expected to have a material effect on the Company's consolidated financial position or result of operations.

(2) ACQUISITIONS --

  Environmental Waste Recycling, Inc.

     On November 5, 1998, the Company acquired Environmental Waste Recycling Inc. ("EWR"), a biosolids management company for approximately $9,487,000. The acquisition was financed through the issuance of 865,125 shares of Common Stock with a market value of approximately $2,812,000, $200,000 in debt and approximately $6,475,000 in cash and acquisition costs. The Common Stock was valued in

                           SYNAGRO TECHNOLOGIES, INC.

accordance with the provisions of Emerging Issues Task Force ("EITF") 95-19. The transaction was recorded using the purchase method of accounting. The accompanying balance sheet as of December 31, 1998, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The preliminary allocation resulted in approximately $7,091,000 of goodwill, that is being amortized over 40 years. The purchase agreement provides for the payment of additional cash and stock consideration in an aggregate amount not to exceed $2,956,216 in the event certain financial targets are realized during the twelve-month period after closing. The Company financed the cash portion of the merger consideration with borrowings under its credit facility with Bank of America.

  Recyc, Inc.

     On July 24, 1998, the Company acquired Recyc, Inc. ("Recyc"), a biosolids composting company, for approximately $15,573,000. The acquisition was financed through the issuance of 1,475,323 shares of Common Stock with a market trading value of approximately $8,573,000, $5,646,000 in debt, and $1,354,000 in cash and acquisition costs. The Common Stock issued was valued in accordance with the provisions of EITF 95-19. The transaction was recorded using the purchase method of accounting. The accompanying balance sheet as of December 31, 1998, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The accompanying balance sheet as of December 31, 1998 includes a preliminary allocation resulting in approximately $14,964,000 of goodwill that is being amortized over 40 years. An unsecured note in the approximate amount of $2,305,000 was issued to the prior owner with principal due November 2000. The note bears annual interest of 7% and is payable quarterly with the first payment made in November 1998. The note has no financial covenants. The principal owed under the promissory note may be offset, and up to 375,000 of the shares issued to the prior owners may be returned to the Company if certain postclosing conditions are not met. In connection with the acquisition, the Company entered into a lease agreement with an option to purchase with the prior owners, as trustees of a family trust of said stockholders, providing for the lease by Recyc of a composting facility. In addition, the Company entered into a transportation agreement with an initial term of two years with Recyc Trucking, Inc., ("RTI"), a company owned by the prior owners, for the provision by RTI of certain transportation services relating to Recyc's operations.

  A&J Cartage and Related Companies

     On June 23, 1998, the Company purchased the stock of A&J Cartage, Inc., a Wisconsin company, Michigan Organic Resources, Inc., a Michigan company, and A&J Cartage Southeast, Inc., a Florida company (collectively "A&J") all of which provide biosolids management services, for approximately $19,802,000. The acquisitions were financed through the issuance of 1,812,533 shares of Common Stock with a market trading value of approximately $12,398,000, approximately $5,823,000 in debt and $1,581,000 in cash and acquisition costs. The Common Stock issued was valued in accordance with the provisions of EITF 95-19. The transactions were recorded using the purchase method of accounting. The accompanying balance sheet as of December 31, 1998, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The preliminary allocation resulted in approximately $17,372,000 of goodwill that is being amortized over 40 years. The unsecured notes issued to the prior owner are payable in quarterly installments with the first installment due January 1, 1999. The notes bear annual interest rate of 7%. The notes have no financial covenants.

                           SYNAGRO TECHNOLOGIES, INC.

     The Company purchased all of the common stock of A&J, Recyc and EWR during 1998. The assets acquired and liabilities assumed were as follows for the year ended December 31, 1998.

Net cash paid including acquisition costs...................  $ 9,410,000
Fair value of tangible assets acquired......................   (6,091,000)
Liabilities assumed.........................................      655,000
Notes payable -- Issued and Assumed.........................   11,669,000
Common Stock issued.........................................   23,783,000
                                                              -----------
Goodwill....................................................  $39,426,000
                                                              ===========

  BFI Organics Division

     Effective August 1, 1997, the Company purchased certain assets and revenue contracts of the Organics Division of Browning Ferris Industries, Inc. in the District of Columbia, Georgia, Maryland, Ohio, Pennsylvania, and Virginia for approximately $946,000. The acquisition was financed through the issuance of third-party debt. The debt bears an interest rate equal to 30 day commercial paper plus 2.77%.

  Pima Gro Systems, Inc.

     Effective July 1, 1996, the Company acquired all the issued and outstanding stock of Pima Gro Systems, Inc., and Pima Gro Systems 2, Inc. (collectively, PimaGro), a company engaged in the business of recycling and transportation of biosolids. The aggregate purchase price was approximately $3,096,000, consisting of approximately $1,277,000 in cash, $1,595,000 in notes payable and 155,000 shares of the Company's Common Stock valued at approximately $223,000, subject to an additional contingent sum on the purchase price of $5.20 for each dollar by which the pretax earnings of PimaGro, for each of the fiscal years during 1996 through 1998, exceed the base amount of $380,000 in 1996 and, subject to certain adjustments to the base amount, during the two following fiscal years. The additional contingent sum may be payable by the Company, if at all, in cash, Common Stock or promissory notes, or any combination thereof. Such amounts which may be payable as contingent sum payments will be held in escrow until March 31, 1999, and subject to reduction based on amounts expended by the Company for certain capital expenditures and costs reserved for the development of certain business sites. As of December 31, 1998, there were no additional contingent amounts payable by the Company. The acquisition has been accounted for under the purchase method and, accordingly, the operating results of PimaGro have been included in the operating results of the Company since the date of acquisition. The excess of the total acquisition cost over the fair value of the net assets acquired (goodwill) in the amount of $1,419,000 is being amortized on a straight-line basis over 40 years.

     The Company purchased all of the common stock of PimaGro during 1996. The assets acquired and liabilities assumed were as follows for the year ended December 31, 1996:

Net cash paid...............................................  $ 1,277,000
Fair value of tangible assets acquired......................   (4,792,000)
Liabilities assumed.........................................    3,116,000
Notes payable -- issued.....................................    1,595,000
Common Stock issued.........................................      223,000
                                                              -----------
Goodwill....................................................  $ 1,419,000
                                                              ===========

     The following unaudited pro forma information for the periods set forth below gives effect to the acquisitions of A&J, Recyc and EWR as if they had occurred at the beginning of 1997. The unaudited pro

                           SYNAGRO TECHNOLOGIES, INC.

forma information is presented for information purposes only and is not necessarily indicative of actual results which might have occurred if the acquisitions had been made at the beginning of the periods presented.

                                                             YEAR ENDED DECEMBER 31,
                                                                   (UNAUDITED)
                                                            --------------------------
                                                               1998           1997
                                                            -----------    -----------
Net sales...............................................    $48,272,298    $50,133,695
Net income (loss) before Preferred Stock Dividends......      1,255,573      2,993,880
Net earnings (loss) applicable to Common Stock..........     (2,679,012)     2,993,880
Net earnings (loss) per share
  Basic.................................................           (.20)           .24
  Diluted...............................................           (.20)           .23

  Acquisition of National Resource Recycling, Inc.

     During March 1999, Synagro Technologies completed the acquisition of all the common stock of National Resource Recycling, Inc. ("NRR"), in a business combination accounted for as a "pooling-of-interests" transaction. NRR, headquartered in Michigan, provides biosolids management services. Synagro issued 1,000,001 shares of common stock in exchange for all of the common stock of NRR. There were no transactions between Synagro and NRR during the periods prior to the business combination.

     The following table summarizes the restated revenues, net income and per share data of Synagro after giving effect to the pooling transaction (in thousands, except per share data).

                                                        YEARS ENDED DECEMBER 31,
                                       -----------------------------------------------------------
                                              1996                1997                 1998
                                       ------------------   -----------------   ------------------
                                                    NET                 NET                  NET
                                       REVENUES   INCOME    REVENUES   INCOME   REVENUES   INCOME
                                       --------   -------   --------   ------   --------   -------
Revenues and net income --
  As previously reported in 1998 Form
     10-K/A..........................  $22,977    $(7,589)  $25,303    $  832   $29,967    $(4,672)
  NRR................................    1,198          5     2,733       284     3,598        200
                                       -------    -------   -------    ------   -------    -------
     As restated.....................  $24,175    $(7,582)  $28,036    $1,116   $33,565    $(4,472)
                                       =======    =======   =======    ======   =======    =======
Basic earnings per share --
  As previously reported in 1998 Form
     10-K/A..........................             $ (1.21)             $ 0.11              $ (0.46)
  NRR................................                 .17                0.02                 0.06
                                                  -------              ------              -------
     As restated.....................             $ (1.04)             $ 0.13              $ (0.40)
                                                  =======              ======              =======
Diluted earnings per share --
  As previously reported in 1998 Form
     10-K/A..........................             $ (1.21)             $ 0.11              $ (0.46)
  NRR................................                 .17                0.02                 0.06
                                                  -------              ------              -------
     As restated.....................             $ (1.04)             $ 0.13              $ (0.40)
                                                  =======              ======              =======

                           SYNAGRO TECHNOLOGIES, INC.

(3) PROPERTY, MACHINERY AND EQUIPMENT --

     Property, machinery and equipment consists of the following:

                                                                       DECEMBER 31,
                                              ESTIMATED USEFUL   -------------------------
                                               LIVE-IN YEARS        1998          1997
                                              ----------------   -----------   -----------
Land........................................         N/A         $   444,958   $   576,884
Buildings...................................          20                  --       252,093
Machinery and equipment.....................        3-10          17,116,636    13,949,911
Office furniture and equipment..............        3-10             552,264       380,800
Leasehold improvements......................        7-20             197,265       106,100
Construction in process.....................          --             225,644       116,725
                                                                 -----------   -----------
                                                                  18,536,767    15,382,513
Less -- Accumulated depreciation and
  amortization..............................                       6,142,749     5,493,930
                                                                 -----------   -----------
                                                                 $12,394,018   $ 9,888,583
                                                                 ===========   ===========

(4) DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS --

     Activity of the Company's allowance for doubtful accounts consists of the following:

                                                                 DECEMBER 31,
                                                              -------------------
                                                                1998       1997
                                                              --------   --------
Balance at beginning of year................................  $189,862   $287,514
Deductions for recoveries and for uncollectible receivables
  written off...............................................   (13,092)   (97,652)
Allowance for doubtful accounts of purchased companies at
  acquisition date..........................................    20,000         --
                                                              --------   --------
Balance at end of year......................................  $196,770   $189,862
                                                              ========   ========

     Accounts payable and accrued expenses consist of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
Accounts payable............................................  $2,790,668   $2,580,887
Accrued legal and other claims costs........................     287,378      937,065
Accrued salaries and benefits...............................     102,808       84,495
Accrued interest............................................     294,723       77,025
Other accrued expenses......................................     567,935      467,905
                                                              ----------   ----------
          Total.............................................  $4,043,512   $4,147,377
                                                              ==========   ==========

(5) AGENCY RIGHTS --

     The Company had the exclusive agency rights to market the "N-Viro Process" in the southwestern United States. The "N-Viro Process" is a process to convert biological organic waste into marketable products. The Company acted as the agent to collect all of the fees from any licensees and to pay to N-Viro International any amounts not payable to the Company as compensation pursuant to the agency and license agreements.

     In December 1996, the Company decided to wind down and discontinue its operations relating to the N-Viro Process and accordingly determined that a permanent impairment had occurred in the value of the

                           SYNAGRO TECHNOLOGIES, INC.

agency rights. The carrying value of the agency rights of approximately $1,178,000 was charged to operations. In addition, the Company sold certain assets related to these operations and recorded a charge to operations in the fourth quarter of 1996 amounting to approximately $1,200,000 to adjust the carrying values of these assets to their estimated fair market values. These charges are included in "loss on assets held for sale and other special charges (credits)" in the accompanying consolidated statements of operations. The remaining assets in the amount of approximately $397,000 in 1998 and 1997, respectively, have been classified as property, machinery and equipment in the accompanying consolidated balance sheet at December 31, 1998 and 1997.

(6) LONG-TERM DEBT OBLIGATIONS --

     Long-term debt obligations consist of the following:

                                                                    DECEMBER 31,
                                                              ------------------------
                                                                 1998          1997
                                                              -----------   ----------
Term loan with a bank, repaid with credit facility..........  $        --   $4,000,000
Revolving credit facility with a bank.......................   18,200,000    1,037,270
Economic development revenue bonds..........................      630,000      945,000
Note payable to a financial institution, maturing in varying
  Installments through the year 2002, secured by certain
  assets of the Company, with an interest rate of 4%........      245,757      300,000
Capital lease obligations...................................      233,557      297,177
Notes payable to financial institution and individuals,
  maturing in varying Installments through the year 2001,
  secured by equipment with interest rates ranging from 8%
  to 11%....................................................    2,341,883    2,312,424
                                                              -----------   ----------
          Total debt........................................   21,651,197    8,891,871
Less: Current maturities....................................           --    2,777,871
                                                              -----------   ----------
          Long-term debt, net of current maturities.........  $21,651,197   $6,114,000
                                                              ===========   ==========

  Credit Facility

     On October 7, 1998, the Company obtained a $40 million bank credit facility (the "Facility"). The Facility was used to retire certain debt payable to various individuals and financial institutions. The Facility is secured by substantially all of the Company's assets.

     The Facility expires October 5, 2001, and bears interest at the bank eurodollar rate plus a margin based upon a pricing schedule per the Facility agreement (7.4% at December 31, 1998). The weighted average interest rate in 1998 was 7.51%. The Facility is subject to a borrowing base equal to 4.25 times earnings before interest, taxes, depreciation and amortization ("EBITDA") based on a trailing twelve months calculation, as defined in the Facility, less funded debt as defined, (which includes notes payable to prior owners, which can be refinanced through the Facility), until June 30, 1999, 4.00 until September 30, 1999, and 3.75 times EBITDA thereafter. Amounts available for additional borrowing under the Facility at December 31, 1998 totaled approximately $2,579,000.

     The Facility requires the consent of the lenders for acquisitions exceeding a certain level of cash consideration, prohibits the payments of cash dividends, limits the issuance of indebtedness and requires the Company to comply with certain financial covenants, including a minimum net worth requirement, maximum senior and total debt to pro forma EBITDA and interest coverage ratio. The Company was in compliance with all covenants as of December 31, 1998.

     The Facility was used to payoff the Company's previous facility with LaSalle National Bank ("LaSalle") which had been obtained through two of the Company's subsidiaries. The previous facility consisted of a

                           SYNAGRO TECHNOLOGIES, INC.

$5 million revolving line of credit and a $5 million term loan. The amount under the line of credit was subject to a borrowing base of 85% of eligible accounts receivable, as defined in the agreement. The term loan required principal payments of $1 million a year. The revolving line of credit required the Company to direct all its account debtors to make all payments on the accounts to a lockbox designated by, and under the control of, LaSalle. Additionally, the bank had the right to accelerate borrowings outstanding in the event the bank reasonably felt insecure for any material reason. As a result, in order to comply with EITF Pronouncement 95-22, the Company classified the revolving line of credit portion of the Facility as a current liability in the accompanying balance sheet as of December 31, 1997. This previous facility was to expire in September 1999.

  Revenue Bonds

     The economic development revenue bonds are expected to be paid in September 1999. Interest was payable at 6.7 and 6.9 percent per annum in 1998 and 1997, respectively. Included in the accompanying consolidated balance sheets as of December 31, 1998 and 1997, is restricted cash of $680,656 and $346,312, respectively, for future payment of principal and interest on the bonds.

  Notes Payable to Prior Owners

     The Company issued notes in the amount of $8,050,311 to prior owners of certain purchased companies as partial consideration of the acquisition price. These notes had a balance of $6,361,822 and $398,890 at December 31, 1998 and 1997 respectively. The terms of the outstanding notes include varying principal installments starting August 1998 and continuing through November 2000 and annual interest rates of 7% to be paid quarterly. The notes have no financial covenants. The note related to the Recyc acquisition with a balance of approximately $2,212,000 at December 31, 1998 may be offset if certain postclosing conditions are not met. No adjustments have been made as of December 31, 1998. Additionally, the Company has notes to prior owners relating to non-compete agreements; these notes have a balance of $317,217 at December 31, 1998. The notes are paid in varying installments starting July 1998, and have an annual imputed interest rate of 9%. These notes have no financial covenants.

     At December 31, 1998, future principal payments of total long-term debt are as follows:

                     YEAR ENDING                        LONG-TERM          PAYABLE TO
                    DECEMBER 31,                          DEBT        AFFILIATE/STOCKHOLDER
                    ------------                       -----------    ---------------------
1999.................................................  $ 1,978,145         $2,151,768
2000.................................................      538,425          4,343,938
2001.................................................   18,662,199            100,000
2002.................................................      354,048             83,333
2003 and thereafter..................................      118,380                 --
                                                       -----------         ----------
          Total......................................  $21,651,197         $6,679,039
                                                       ===========         ==========

     The Company had current maturities on total long-term debt of $4,129,913 at December 31, 1998. The Company has the ability and intent to refinance such maturities related to long term debt with the Facility and has therefore classified such indebtedness as long-term in the consolidated balance sheet as of December 31, 1998. The Company estimates the fair value of long-term debt as of December 31, 1998 and 1997, to be approximately the same as the recorded value.

                           SYNAGRO TECHNOLOGIES, INC.

  Capital Leases

     The Company operates under lease agreements which are accounted for as capital leases. The capitalized costs and accumulated depreciation of equipment under capital leases were as follows:

                                                               ASSET BALANCES AT
                                                                  DECEMBER 31,
                                                              --------------------
                                                                1998        1997
                                                              --------    --------
Equipment...................................................  $391,370    $391,370
Less: Accumulated depreciation..............................    61,844      22,707
                                                              --------    --------
                                                              $329,526    $368,663
                                                              ========    ========

     The following is a schedule by years of future minimum lease payments under capital leases together with the present value of present net minimum lease payments as of December 31, 1998:

                        YEAR ENDED
                       DECEMBER 31,
                       ------------
1999......................................................  $ 93,122
2000......................................................    93,122
2001......................................................    93,122
                                                            --------
Total minimum lease payments..............................   279,366
Less: Amount representing interest........................    45,809
                                                            --------
Present value of minimum lease payments...................  $233,557
                                                            ========

(7) INCOME TAXES  --

     Significant components of the Company's deferred tax liabilities and assets for federal income taxes consist of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 1998         1997
                                                              ----------   ----------
Deferred tax assets --
  Net operating loss carryforwards..........................  $3,992,000   $3,785,000
  Accrual not currently deductible for tax purposes.........     157,000      240,000
  Allowance for bad debts...................................     200,000       65,000
  Write-off of assets not currently deductible for tax
     purposes...............................................     520,000      505,000
  Other.....................................................       1,000        1,000
                                                              ----------   ----------
          Total deferred tax assets.........................   4,870,000    4,596,000
Valuation allowance for deferred tax assets.................  (4,025,000)  (4,079,000)
Deferred tax liability --
  Differences between book and tax bases of fixed assets....    (845,000)    (517,000)
                                                              ----------   ----------
          Net deferred tax liability........................  $       --   $       --
                                                              ==========   ==========

     As of December 31, 1998, the Company has generated net operating loss ("NOL") carryforwards of approximately $11,730,000 available to reduce future income taxes. These carryforwards begin to expire in 2004 through 2018. A change in ownership, as defined by federal income tax regulations, could significantly limit the Company's ability to utilize its carryforwards. Accordingly, the Company's ability to utilize its NOLs to reduce future taxable income and tax liabilities may be limited. Additionally, because federal tax laws limit the time during which these carryforwards may be applied against future taxes, the Company may not be able to take full advantage of these attributes for federal income tax purposes. As the Company has incurred losses

                           SYNAGRO TECHNOLOGIES, INC.

in recent years and the utilization of these carryforwards could be limited as discussed above, a valuation allowance has been established to fully offset the net deferred tax asset at December 31, 1998 and 1997. The valuation allowance decreased $54,000 and increased $253,000 for the year ended December 31, 1998 and 1997, respectively, due to the Company's tax losses and changes in fixed asset basis differences.

(8) COMMITMENTS AND CONTINGENCIES  --

  Leases

     The Company leases certain facilities for its corporate and operations offices under non-cancelable long-term lease agreements. Minimum annual rental commitments under these leases are as follows:

                      YEAR ENDING
                      DECEMBER 31,
                      ------------
1999....................................................   $1,065,650
2000....................................................      733,206
2001....................................................      469,590
2002....................................................      415,137
2003 and thereafter.....................................    6,656,999
                                                           ----------
                                                           $9,340,582
                                                           ==========

     Rental expense was $1,060,703, $530,685 and $633,751 for 1998, 1997 and
1996, respectively.

     Concurrent with certain acquisitions, the Company entered into various agreements with prior owners to lease land and buildings used in the Company's operations. The terms of these leases range from three years to thirty years and provide for certain escalations in rental expense. One such lease which expires in 2028 has an option to terminate upon 30 days notice in the event a conditional use permit (as defined in the agreement) relating to the leased land expires. Additionally the Company has a 5 year option to purchase such leased property for $2,250,000 which expires in July 2003. Currently, the Company pays rent in the amount of $36,000 per annum for the first three years and $192,000 per annum thereafter on the lease. The charge for the lease costs are being expensed on a straight-line basis. Included in 1998 rent expense above is approximately $210,500 of rent paid to related parties.

  Litigation

     The Company is involved in litigation and claims arising in the ordinary course of its business. Management believes, based on consultation with legal counsel and accruals provided, that the ultimate outcome of these matters will not have a material adverse impact on the Company's operations or financial position.

(9) STOCKHOLDERS' EQUITY  --

  Common Stock and Warrants

     In October 1995, the Company completed a secondary public offering of its Common Stock. The offering consisted of 500,000 units at $12.00 per unit, each unit consisting of six shares of Common Stock and six redeemable Common Stock purchase warrants. The 3,000,000 warrants have an exercise price of $2.40 per share and expire in October 2000. These warrants are redeemable by the Company at $0.10 per warrant, subject to certain events occurring. The underwriters were issued a warrant which expires in October 2000 to purchase 50,000 units (includes 300,000 warrants) at $16.20 per unit. During 1998 approximately 4,646 warrants were converted to Common Stock.

                           SYNAGRO TECHNOLOGIES, INC.

     On December 23, 1996, the Company called the 3,000,000 warrants for redemption on February 22, 1997. Prior to redemption, 1,324,243 warrants were converted into Common Stock providing net proceeds to the Company of $3,117,636 in 1997. In February 1997, the remaining 1,675,757 warrants were redeemed by the Company for $167,576.

     The Company had issued warrants to purchase 16,667 shares of Common Stock, which were exercisable at $90.00 per share that expired December 1998.

     On October 7, 1998 the Company issued warrants to purchase 170,000 shares of Common Stock, in connection with the new Facility (Note 6). The warrants are exercisable at $6.00 and expire October 2002. The Company estimated the fair market value of the warrants to be approximately $200,000, which was recorded as deferred loan costs and additional paid in capital. These deferred loan costs are being amortized over the term of the credit facility.

  Preferred Stock --

     The Company is authorized to issue up to 10,000,000 shares of Preferred Stock. The Preferred Stock may be issued in one or more series or classes by the Board of Directors of the Company prior to issuance of the shares. Each such series or class shall have such powers, preferences, rights and restrictions as determined by resolution of the Board of Directors. Series A Junior Participating Preferred Stock will be issued upon exercise of the Stockholder Rights described below.

  Series B Redeemable Preferred Stock

     On March 31, 1998, the Company issued 1,458,335 shares of Series B Preferred Stock for $3,500,004. The Series B Preferred Stock is convertible by the holders to Common Stock at a rate of 1:1, with a beneficial conversion feature permitting the shareholders to convert their holdings to Common Stock at $2.40. The market price of the Common Stock at date of issuance was $4.81. The Company recognized the value of the beneficial conversion feature of approximately $3.5 million as a Preferred Stock dividend. The value of such Preferred Stock dividend had no impact on the Company's cash flows, but reduced basic and diluted earnings available to holders of Common Stock.

     On June 10, 1998, a cash dividend of $420,000 was paid to the holders of Series B Preferred Stock as consideration for converting the shares of Series B Preferred Stock held by them into 1,458,335 shares of Common Stock. All of the shares of Series B Preferred Stock were converted to Common Stock at that time.

  Earnings Per Share

     The FASB issued SFAS No. 128, "Earnings Per Share" in February 1997. Implementation of SFAS No. 128 is required for periods ending after December 15, 1997. SFAS No. 128 requires dual presentation of earnings per share ("EPS"); basic EPS and diluted EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue Common Stock were exercised or converted into Common Stock. For purposes of the calculation, outstanding stock options, warrants and redeemable preferred stock are considered Common Stock equivalents. For the year ended December 31, 1997, the difference in weighted average numbers of Common Stock between basic and diluted earnings per share represents the impact of stock options. The adjusted number of shares for the years ended December 31, 1998 and December 31, 1996 that would be increased related to stock options were approximately 990,772 and -0-, respectively; however, diluted per share amounts are not applicable for loss

                           SYNAGRO TECHNOLOGIES, INC.

periods. The following table summarizes the basic EPS and diluted EPS computations for the fiscal years 1998, 1997 and 1996.

                                                          1998           1997          1996
                                                       -----------    ----------    -----------
Net income (loss) before redeemable preferred stock
  dividends..........................................  $  (537,418)   $1,115,721    $(7,582,137)
  Redeemable preferred stock dividends...............   (3,934,585)           --             --
                                                       -----------    ----------    -----------
  Net earnings (loss) on common stock................  $(4,472,003)   $1,115,721    $(7,582,137)
                                                       ===========    ==========    ===========
Basic earnings (loss) per share:
  Earning per share prior to preferred dividends.....  $      (.05)          .13    $     (1.04)
  Preferred stock dividends..........................         (.35)           --             --
                                                       -----------    ----------    -----------
  Basic earnings (loss) per common share.............         (.40)          .13    $     (1.04)
Diluted earnings (loss) per share:
  Earnings per share prior to preferred dividends....         (.05)          .13          (1.04)
  Preferred Stock Dividends..........................         (.35)           --             --
                                                       -----------    ----------    -----------
  Diluted earning (loss) per common share............         (.40)          .13    $     (1.04)
Weighted average number of common shares, basic......  $11,207,249    $8,545,114    $ 7,266,760
Weighted average shares outstanding, diluted.........   11,207,249     8,740,345      7,266,760

  Stockholders' Rights Plan

     In December 1996, the Company adopted a stockholders' rights plan (the "Rights Plan"). The Rights Plan provides for a dividend distribution of one preferred stock purchase right ("Right") for each outstanding share of the Company's Common Stock, to stockholders of record at the close of business on January 10, 1997. The Rights Plan is designed to deter coercive takeover tactics and to prevent an acquirer from gaining control of the Company without offering a fair price to all of the Company's stockholders. The Rights will expire on December 31, 2006.

     Each Right entitles stockholders to buy one one-thousandth of a newly issued share of Series A Junior Participating Preferred Stock of the Company at an exercise price of $10. The Rights are exercisable only if a person or group acquires beneficial ownership of 15% or more of the Company's Common Stock or commences a tender or exchange offer which, if consummated, would result in that person or group owning 15% or more of the Common Stock of the Company. However, the Rights will not become exercisable if Common Stock is acquired pursuant to an offer for all shares which a majority of the Board of Directors determines to be fair to and otherwise in the best interests of the Company and its stockholders. If, following an acquisition of 15% or more of the Company's Common Stock, the Company is acquired by that person or group in a merger or other business combination transaction, each Right would then entitle its holder to purchase common stock of the acquiring company having a value of twice the exercise price. The effect will be to entitle the Company stockholders to buy stock in the acquiring company at 50% of its market price.

     The Company may redeem the Rights at $.001 per Right at any time on or prior to the tenth business day following the acquisition of 15% or more of its Common Stock by a person or group or commencement of a tender offer for such 15% ownership.

(10) STOCK OPTION PLANS

     At December 31, 1998, the Company had outstanding stock options granted under the Amended and Restated 1993 Stock Option Plan ("the Plan") for officers, directors and key employees of the Company.

     Under the Plan, the Company has reserved 1,325,171 shares of Common Stock for issuance. The exercise price of options granted shall be at least 100 percent (110 percent for 10 percent or greater stockholders) of

                           SYNAGRO TECHNOLOGIES, INC.

the fair value of Common Stock on the date of grant. Options must be granted within 10 years from the date of the Plan and become exercisable at such times as determined by the Plan committee. Options are exercisable for no longer than five years for certain 10 percent or greater stockholders and for no longer than 10 years for others.

     A summary of the Company's stock option plans as of December 31, 1998, 1997 and 1996, and changes during those years is presented below:

                                                                                  WEIGHTED
                                                                                  AVERAGE
                                                  SHARES UNDER      EXERCISE      EXERCISE
                                                     OPTION       PRICE RANGE      PRICE
                                                  ------------   --------------   --------
Options outstanding at December 31, 1995........      91,928     $2.00 to 10.80     9.24
  Granted.......................................     174,667     2.00               2.00
  Canceled/expired..............................    (162,662)    2.00 to 10.80      5.12
  Exercised.....................................      (3,333)    2.00               2.00
                                                   ---------
Options outstanding at December 31, 1996........     100,600     2.00 to 10.80      3.57
  Granted.......................................     206,000     2.00 to 3.50       2.13
  Canceled/expired..............................     (29,000)    2.00 to 10.80      2.91
  Exercised.....................................      (5,000)    2.00               2.00
                                                   ---------
Options outstanding at December 31, 1997........     272,600     2.00 to 8.25       2.58
  Granted.......................................     772,000     2.75 to 5.75       2.91
  Canceled/expired..............................     (11,556)    2.00               2.00
  Exercised.....................................     (25,438)    2.00               2.00
                                                   ---------
Options outstanding at December 31, 1998........   1,007,606     2.00 to 8.25       2.85
                                                   ---------
Exercisable at December 31, 1998................     430,106     2.00 to 8.25       3.20
                                                   =========

     At December 31, 1998, there were 267,794 options for shares of Common Stock reserved under the Plan for the future grants.

  Other Options

     In addition to options issuable under the Plan, the Company has other options outstanding to employees and directors of the Company. The options were issued at exercise prices equal to the fair market value at the grant date of the options.

                           SYNAGRO TECHNOLOGIES, INC.

     The following summarizes the stock option transactions of the "other" options:

                                                                                  WEIGHTED
                                                                                  AVERAGE
                                                   SHARES UNDER     EXERCISE      EXERCISE
                                                      OPTION       PRICE RANGE     PRICE
                                                   ------------   -------------   --------
Options outstanding at December 31, 1995.........     400,000     $2.00            $2.00
  Granted........................................     221,296     2.00              2.00
                                                    ---------
Options outstanding at December 31, 1996.........     621,296     2.00              2.00
  Granted........................................     806,800     2.00 to 3.38      3.03
                                                    ---------
Options outstanding at December 31, 1997.........   1,428,096     2.00 to 3.38      2.58
  Granted........................................   1,400,000     2.75 to 6.94      4.29
  Canceled.......................................    (162,163)    3.38              3.38
                                                    ---------
Options outstanding at December 31, 1998.........   2,665,933     2.00 to 6.94      4.09
                                                    ---------
Exercisable at December 31, 1998.................   1,662,602     $2.00 to 6.94    $4.06
                                                    =========

     During 1996, the Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123, which is effective for fiscal years beginning after December 15, 1995, establishes financial accounting and reporting standards for stock-based employee compensation plans and for transactions in which an entity issues its equity instruments to acquire goods and services from non-employees. SFAS No. 123 requires, among other things, that compensation cost be calculated for fixed stock options at the grant date by determining fair value using an option-pricing model. The Company has the option of recognizing the compensation cost over the vesting period as an expense in the income statement or making pro forma disclosures in the notes to the financial statements for employee stock-based compensation.

     The Company continues to apply APB Opinion 25 and related interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized in the accompanying consolidated financial statements for its stock option plans. Had the Company elected to apply SFAS No. 123, the Company's net loss and loss per share would have approximated the pro forma amounts indicated below:

                                                   1998          1997          1996
                                                -----------   -----------   -----------
Net income (loss)
  As reported.................................  $(4,472,003)  $ 1,115,721   $(7,582,137)
  Pro forma for FAS No. 123...................  $(5,743,474)   (1,025,384)   (7,774,558)
Diluted earnings (loss) per share --
  As reported.................................  $      (.40)  $       .13   $     (1.04)
  Pro forma for FAS No. 123...................         (.51)         (.12)        (1.07)

     The following ranges of options were outstanding as of December 31, 1998:

OUTSTANDING
SHARES UNDER   EXERCISE PRICE   WEIGHTED AVERAGE   WEIGHTED AVERAGE
OPTION             RANGE         EXERCISE PRICE    CONTRACTUAL LIFE   EXERCISABLE
------------   --------------   ----------------   ----------------   -----------
2,225,969       $2.00 - 3.00         $2.48            8.7 years        1,299,138
 927,637         3.01 - 4.50          3.31            8.4                601,637
 106,333         4.51 - 6.75          4.98            8.0                 45,000
 413,600         6.76 - 8.25          6.98            9.4                146,933

     The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model resulting in a weighted average fair value of $3.59, $2.79, and $.78 per share for grants made during the years ended December 31, 1998, 1997, and 1996, respectively. The following assumptions were

                           SYNAGRO TECHNOLOGIES, INC.

used for option grants in 1998, 1997, and 1996, respectively: expected volatility of 92 percent, 70 percent, and 87 percent; risk-free interest rates of 5.66 percent, 6.45 percent, and 6.47 percent; expected lives of up to 6.3 years and no expected dividends to be paid. The compensation expense included in the above pro forma net income data, may not be indicative of amounts to be included in future periods as the fair value of options granted prior to 1995 was not determined.

(11) OTHER CHARGES (CREDITS) TO OPERATIONS  --

  Sale of Organi-Gro, Inc.

     In March 1997, the Company sold the operations of Organi-Gro, a wholly-owned subsidiary, to its former owners. Consideration included two subordinated notes of approximately $1.4 million, the assumption of approximately $978,000 in debt and approximately $392,000 in trade payables for which the Company is not contingently liable. As a result of the sale, the Company recorded a charge to operations in the fourth quarter of 1996 amounting to approximately $2.5 million to adjust the carrying value of Organi-Gro's net assets to its estimated fair market value. These charges (credits) are included in "losses on assets held for sale and other special charges (credits)" for the year ended December 31, 1996. The first note of approximately $1.152 million ("Note 1") is to be repaid from the proceeds received from the sale of products by the purchaser which is to be remitted on a monthly basis with a total amount of approximately $604,000 due no later than September 16, 1998. The remaining balance of approximately $548,000 is payable in equal monthly installments of approximately $11,000 including interest for 59 months. Note 1 bears interest at an annual rate of 6%. The second note of approximately $308,000 ("Note 2") is payable in equal monthly installments of $3,700 including interest for 48 months following the first anniversary date of Note 2 with the unpaid balance due March 31, 2002 and bears interest at an annual rate of 6%. The notes were reserved at the date of sale due to considerable doubt relative to realization.

     In December 1997, Note 2 was substantially paid off. The Company received Common Stock held by former owners with a market trading value of approximately $213,000, and charged against the reserve approximately $45,000. The remaining balance of $50,000 is to be paid off by providing repair services on equipment in the amount of $1,000 per month with $41,000 remaining outstanding as of December 31, 1998. Additionally, the Company has received approximately $332,000 in cash since inception on Note 1. The monthly installments of $11,000 relating to Note 1 have been received on a timely basis and are current, resulting in a $375,000 balance outstanding as of December 31, 1998. The portion of Note 1 which had a remaining balance of approximately $445,000, which was due no later than September 16, 1998, was not paid when due. The former owners were unable to pay the remainder without liquidating some of the assets securing the note. The Company agreed to accept $265,000 in cash in full payment of the installment due, which was received in January 1999. The remaining balance of the installment due was charged against the allowance.

     The Company has recognized special credits related to such notes of approximately $721,000 in 1997 and $380,000 in 1998. Based upon historical collections, the financial condition of the obligor to meet future debt installments and the underlying value of the assets securing the loan, the Company expects the unreserved amount of approximately $641,000 at December 31, 1998 to be realizable. Subsequent to year-end through February 26, 1999, the Company has collected approximately $287,000 on the notes.

  Severance Charges

     During 1998, the Company recorded a charge of approximately $320,000 related to severance costs of two former officers. The charge is included in "Other Charges (credits)" for the year ended December 31, 1998.

                           SYNAGRO TECHNOLOGIES, INC.

(12) EMPLOYEE BENEFIT PLANS --

     Certain of the Company's subsidiaries sponsor various defined contribution retirement plans for full time and some part-time employees. The plans cover employees at all of the Company's operating locations. The defined contribution plans provide for contributions ranging from 1% to 15% of covered employees' salaries or wages. The Company may make a matching contribution as a percentage set at the end of each plan year. The matching contributions totaled approximately $46,000 for 1998, approximately $28,000 for 1997 and approximately $22,000 for 1996.

(13) SUBSEQUENT EVENTS --

     Subsequent to December 31, 1998 and through June 30, 1999, the Company acquired three biosolids management companies for a total purchase price of approximately $22,451,000. These acquisitions were funded through the issuance of approximately 3,045,000 shares of Common Stock and $13,427,000 in cash. The cash was funded through the Company's credit facility. The transactions were accounted for using the purchase method of accounting.

(14) EVENTS SUBSEQUENT TO DATE OF AUDITOR'S REPORT (UNAUDITED) --

     The Company entered into a $110.0 million Amended and Restated Senior Credit Agreement by and among the Company, Bank of America, N.A. and certain other lenders dated as of January 27, 2000, borrowed $20,419,000 of subordinated indebtedness from GTCR Capital Partners, L.P., a Delaware Limited Partnership, pursuant to a subordinated loan agreement dated January 27, 2000, and sold 17,778.224 shares of Series C Convertible Preferred Stock, and 2,641.176 shares of Series D Convertible Preferred Stock to GTCR Fund VII, L.P., a Delaware Limited Partnership for an aggregate purchase price of $20,419,000 to refinance its existing indebtedness and fund the 2000 Acquisitions and Pending Acquisitions. In connection with the borrowings under the subordinated indebtedness of $20,419,000 ($20,609,000 including the Pending Acquisitions), the Company issued warrants to GTCR Capital Partners L.P., which were simultaneously converted for $.01 per share into Preferred Stock by to GTCR Capital Partners L.P., accordingly GTCR Capital Partners L.P. received an additional 2,917.058 shares of Preferred Stock, for normal consideration. The present value of the value received has been reflected as additional debt issuance cost in the accompanying pro forma balance sheet. Both the Preferred Stock and warrants that were simultaneously converted to Preferred Stock have a beneficial conversion feature to convert their holdings to Common Stock at a market price of $2.50. The market price of the Common Stock at date of issuance was $5.16. The Company recognized the value of the beneficial conversion feature of approximately $27.5 million as a Preferred Stock dividend. The value of such Preferred Stock dividend has no impact on the Company's cash flows, but reduces basic and diluted earnings available to holders of Common Stock. This transaction will be recorded in the first quarter of 2000.

     During 2000, the Company purchased Residual Technologies, Limited Partnership, and certain of its affiliates, Ecosystematics, Inc., Davis Water Management, Inc. and AKH Water Management, Inc., the transactions were accounted for using the purchase method of accounting.

      Common stock shares...............................    1,325,000
      Common stock issued...............................  $ 5,962,500
      Cash..............................................   32,995,383
Less: Historical -- net assets acquired.................    1,428,201
      Transactions Costs................................    4,021,000
                                                          -----------
      Goodwill..........................................  $41,550,682
                                                          -----------

                           SYNAGRO TECHNOLOGIES, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS

                                     ASSETS

                                                              SEPTEMBER 30,   DECEMBER 31,
                                                                  1999            1998
                                                              -------------   ------------
                                                                      (UNAUDITED)
Current Assets:
  Cash and cash equivalents.................................  $    337,261    $    414,712
  Restricted cash, current portion..........................            --         680,656
  Accounts receivable, net..................................    11,267,929       6,523,944
  Note receivable...........................................       118,674         436,325
  Prepaid expenses and other current assets.................     2,303,530       1,679,381
                                                              ------------    ------------
          Total current assets..............................    14,027,394       9,735,018
Property, machinery & equipment, net........................    16,264,747      12,394,018
Other Assets:
  Goodwill, net.............................................    61,999,721      43,130,904
  Notes Receivable, long-term portion.......................       183,396         262,829
  Other assets..............................................     1,410,970       1,099,714
                                                              ------------    ------------
          Total assets......................................  $ 93,886,228    $ 66,622,483
                                                              ============    ============

                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses.....................  $  4,950,334    $  4,043,512
  Current portion of notes payable to prior owners..........     2,062,178              --
  Current portion of long-term debt.........................       756,326              --
                                                              ------------    ------------
          Total current liabilities.........................     7,768,838       4,043,512
Long term liabilities:
  Long term debt -- net.....................................    39,063,350      21,651,197
  Notes payable to prior owners.............................       938,790       6,679,039
                                                              ------------    ------------
          Total long term liabilities.......................    40,002,140      28,330,236
COMMITMENTS AND CONTINGENCIES
Stockholders' Equity:
  Preferred stock, $.002 par value, 10,000,000 shares
     authorized, none issued and outstanding................            --              --
  Common Stock, $.002 par value, 100,000,000 shares
     authorized, 17,692,489 and 13,384,138 issued and
     outstanding............................................        35,352          28,503
     Additional and paid in capital.........................    66,370,366      56,495,873
     Accumulated deficit....................................   (20,290,468)    (22,275,641)
                                                              ------------    ------------
          Total stockholders' equity........................    46,115,250      34,248,735
                                                              ------------    ------------
          Total liabilities and stockholders' equity........  $ 93,886,228    $ 66,622,483
                                                              ============    ============

                  The accompanying notes are an integral part
             of these Condensed Consolidated Financial Statements.

                           SYNAGRO TECHNOLOGIES, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                               THREE MONTHS ENDED           NINE MONTHS ENDED
                                                  SEPTEMBER 30,               SEPTEMBER 30,
                                            -------------------------   -------------------------
                                               1999          1998          1999          1998
                                            -----------   -----------   -----------   -----------
Net sales.................................  $15,856,641   $ 9,849,430   $39,834,873   $22,505,130
Cost of services..........................   11,271,832     8,053,428    29,785,853    19,468,751
                                            -----------   -----------   -----------   -----------
Gross profit..............................    4,584,809     1,796,002    10,049,020     3,036,379
Selling, general and administrative
  expenses................................    1,732,170     1,194,806     4,952,622     2,614,613
Amortization of goodwill..................      433,848       242,696     1,101,876       357,140
Special charges (credits), net............           --       256,511            --       107,501
                                            -----------   -----------   -----------   -----------
Income (loss) from operations.............    2,418,791       101,989     3,994,522       (42,875)
  Other income (expense), net.............      168,619        79,144       219,651       342,144
  Interest expense........................     (913,014)     (500,889)   (2,229,000)   (1,023,925)
                                            -----------   -----------   -----------   -----------
Income (loss) before provision for income
  taxes...................................    1,674,396      (319,756)    1,985,173      (724,656)
Provision for income taxes................           --            --            --            --
                                            -----------   -----------   -----------   -----------
Net income (loss) before redeemable
  preferred stock dividends...............    1,674,396      (319,756)    1,985,173      (724,656)
Redeemable preferred stock dividends......           --            --            --     3,934,588
                                            -----------   -----------   -----------   -----------
Net earnings (loss) on common stock.......  $ 1,674,396   $  (319,756)  $ 1,985,173   $(4,659,244)
                                            ===========   ===========   ===========   ===========
Income (loss) per common share equivalent:
  Net income (loss), basic................  $      0.09   $     (0.02)  $      0.12   $     (0.45)
  Net income (loss), diluted..............  $      0.09   $     (0.02)  $      0.12   $     (0.45)
Weighted average shares outstanding,
  basic...................................   17,641,495    13,030,373    16,095,245    10,295,891
Weighted average shares outstanding,
  diluted.................................   18,997,522    13,030,373    17,073,245    10,295,891

                  The accompanying notes are an integral part
             of these Condensed Consolidated Financial Statements.

                           SYNAGRO TECHNOLOGIES, INC.

                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                  NINE MONTHS ENDED
                                                                    SEPTEMBER 30,
                                                              --------------------------
                                                                  1999          1998
                                                              ------------   -----------
                                                                     (UNAUDITED)
Cash flows from operating activities:
  Net Income (loss) before redeemable preferred stock
     dividends..............................................  $  1,985,173   $  (724,656)
  Adjustments to reconcile net income (loss) provided by
     operating activities
     Depreciation and amortization..........................     3,202,631     1,544,618
     Gain on sale of equipment..............................      (126,531)     (174,111)
     Special charges (credits), net.........................            --        29,351
  Change in operating assets and liabilities, net of effects of acquired businesses:
     Accounts receivable....................................    (3,151,020)     (752,240)
     Prepaid expenses and other.............................      (782,048)      516,896
     Other assets...........................................            --        98,122
     Accounts payable and accrued expenses..................       285,069     1,448,560
                                                              ------------   -----------
Net cash provided by operating activities...................     1,413,274     1,986,540
Cash flows from investing activities:
     Additions to property, machinery & equipment...........    (3,240,064)   (1,698,578)
     Proceeds from sale of equipment........................       835,087       953,456
     Cash paid for acquired business, net of cash
      acquired..............................................   (13,802,090)   (2,807,119)
     Proceeds from notes receivable.........................       397,084            --
     Sales (purchases) of short-term investments, net.......            --       172,925
                                                              ------------   -----------
Net cash used in investing activities.......................   (15,809,983)   (3,379,316)
Cash flows from financing activities:
     Proceeds from debt.....................................    18,568,188     2,019,743
     Payments on debt.......................................    (5,786,715)   (2,973,992)
     Decrease in restricted cash............................       680,656        69,346
     Sale of redeemable preferred stock.....................            --     3,480,432
     Preferred stock dividends..............................            --      (420,001)
     Exercise of options and warrants.......................       857,129        58,537
                                                              ------------   -----------
Net cash provided by financing activities...................    14,319,258     2,234,065
                                                              ------------   -----------
Net increase (decrease) in cash and cash equivalents........       (77,451)      841,289
Cash and cash equivalents, beginning of period..............       414,712       281,043
                                                              ------------   -----------
Cash and cash equivalents, end of period....................  $    337,261   $ 1,122,332
                                                              ============   ===========
Supplemental Cash Flow Information
  Interest paid during the period...........................  $  2,089,185   $   822,047
  Taxes paid during the period..............................            --            --

                  The accompanying notes are an integral part
             of these Condensed Consolidated Financial Statements.

                  NON-CASH INVESTING AND FINANCING ACTIVITIES

     On March 31, 1998, the Company issued 1,458,335 shares of Series B Preferred Stock ("Preferred Stock") with a beneficial conversion feature. The Company recognized the value of the beneficial conversion feature of $3,514,587 as a preferred dividend. On September 10, 1998, the Preferred Stock was converted to 1,458,335 shares of common stock.

     On July 9, 1999, the Company entered into a lease agreement to purchase ten trucks with a purchase price of approximately $630,000. The transaction was treated as a non-cash transaction.

                           SYNAGRO TECHNOLOGIES, INC.

              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

(1) BASIS OF PRESENTATION

  General

     The accompanying unaudited condensed consolidated financial statements have been prepared by the Registrant ("Synagro Technologies, Inc." or the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission. These condensed consolidated financial statements reflect all normal recurring adjustments which are, in the opinion of management, necessary for the fair presentation of such financial statements for the periods indicated. Certain information relating to the Company's organization and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted in this Form 10-Q pursuant to Rule 10-01 of Regulation S-X for interim financial statements required to be filed with the Securities and Exchange Commission. However, the Company believes that the disclosures herein are adequate to make the information presented not misleading. The results for the nine months ended September 30, 1999, are not necessarily indicative of future operating results. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 1998, and the Company's current report on Form 8-K/A filed on July 7, 1999.

     The accounting policies followed by the Company in preparing interim consolidated financial statements are consistent with those described in the "Notes to Consolidated Financial Statements" in the Company's Form 10-K, as amended, for the year ended December 31, 1998, and the Company's current report on Form 8-K/A filed on July 7, 1999.

     The Company is engaged in the biosolids management business throughout the United States. The Company does this through beneficial reuse of organic materials, transportation and monitoring of biosolids, and the marketing of end products from the treatment of such materials.

  Accounting Pronouncements

     Effective December 31, 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about segments of an enterprise and related information." SFAS No. 131 establishes new standards for segment reporting which are based on the way management organizes segments within a Company for making operating decisions and assessing performance. Through September 30, 1999, the Company operated in one segment, namely, the biosolids management business segment.

     In March 1998, the AICPA issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." The SOP provides guidance with respect to accounting for the various types of costs incurred for computer software developed or obtained for the Company's use. The Company adopted SOP 98-1 in the first quarter of fiscal 1999 and it had no effect on the Company's consolidated financial statements.

     In April 1998, the AICPA issued SOP 98-5, "Reporting on the Costs of Start-Up Activities." At adoption, SOP 98-5 requires the Company to write-off any unamortized start-up costs as a cumulative change in accounting principle and, going forward, expense all start-up activity costs as they are incurred. The Company adopted SOP 98-5 in the first quarter of fiscal 1999 and it had no effect on the Company's consolidated financial statements.

     In September 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", which becomes effective for financial statements beginning January 1, 2000. SFAS No. 133 requires a company to recognize all derivative instruments (including certain derivative instruments embedded in other contracts) as assets or liabilities in its balance sheet and measure them at fair value. The

                           SYNAGRO TECHNOLOGIES, INC.

statement requires that changes in the derivatives fair value be recognized currently in earnings unless specific hedge accounting criteria are met. The Company is evaluating SFAS No. 133 and the impact on existing accounting policies and financial disclosures. However, the Company has not to date engaged in activities or entered into arrangements normally associated with derivative instruments. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the effective date of FASB statement No. 133 -- An amendment of FASB statement No. 133". SFAS No. 137 delayed the effective date of the requirements of SFAS No. 133 to all fiscal quarters of fiscal years beginning after June 15, 2000.

(2) ACQUISITIONS AND DISPOSITIONS

  1999 Acquisitions

     AMSCO, INC.

     On May 3, 1999, the Company acquired AMSCO, Inc., a provider of residuals management, recycling, and land application services in the Southeastern United States for approximately $19,655,000. The acquisition was financed through the issuance of 2,851,946 shares of common stock with a market trading value of approximately $8,419,000 and approximately $11,236,000 in cash and acquisition costs. The common stock was valued in accordance with the provisions of Emerging Issues Task Force 95-19. The cash portion was funded through the Company's credit facility. The transaction was recorded using the purchase method of accounting. The accompanying balance sheet as of September 30, 1999, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The preliminary allocation resulted in approximately $16,679,000 of goodwill that is being amortized over 40 years.

     ANTI POLLUTION ASSOCIATES, INC. AND D&D PUMPING, INC.

     On April 23, 1999, the Company acquired two companies located in the Florida Keys, Anti-Pollution Associates, Inc. and D&D Pumping, Inc. (collectively, "Anti-Pollution") for approximately $1,330,000. Anti-Pollution Associates, Inc.'s core business is the operation and maintenance of small wastewater treatment plants and lift stations. D&D Pumping, Inc. hauls the residuals produced at these plants to transfer stations. The acquisition was financed through the issuance of 192,838 shares of common stock with a market trading value of approximately $605,000 and approximately $725,000 in cash and acquisition costs. The common stock was valued in accordance with the provisions of Emerging Issues Task Force 95-19. The cash portion was funded through the Company's credit facility. The transaction was recorded using the purchase method of accounting. The accompanying balance sheet as of September 30, 1999, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The preliminary allocation resulted in approximately $1,136,000 of goodwill that is being amortized over 40 years.

     VITAL CYCLE, INC.

     On April 8, 1999, the Company acquired Vital-Cycle, Inc. ("Vital-Cycle"), a national marketer of heat dried biosolids to the fertilizer industry, for approximately $1,842,000 in cash and acquisition costs. The cash was funded through the Company's credit facility. The transaction was recorded using the purchase method of accounting. The accompanying balance sheet as of September 30, 1999, includes a preliminary allocation of the purchase price and is subject to final adjustments which management believes will not be material. The preliminary allocation resulted in approximately $1,069,000 of goodwill that is being amortized over 40 years.

     NATIONAL RESOURCE RECOVERY, INC.

     During March 1999, the Company completed the acquisition of all the common stock of National Resource Recovery, Inc. ("NRR"), in a business transaction accounted for as a "pooling-of-interests" transaction. NRR, headquartered in Michigan, provides biosolids management services. The Company issued

                           SYNAGRO TECHNOLOGIES, INC.

1,000,001 shares of common stock in exchange for all the common stock of NRR. There were no transactions between the Company and NRR during the periods prior to the business combination.

     The Company's historical financial statements have been restated to reflect the NRR pooling transaction.

     The following table summarizes the unaudited restated revenues, net income and per share data of Synagro after giving effect to the NRR pooling transaction (in thousands except per share data):

                                                    QUARTER ENDED                NINE MONTHS ENDED
                                                  SEPTEMBER 30, 1998             SEPTEMBER 30, 1998
                                             ----------------------------   ----------------------------
                                             REVENUES   NET INCOME (LOSS)   REVENUES   NET INCOME (LOSS)
                                             --------   -----------------   --------   -----------------
Revenues and net income (loss) --
  As reported..............................   $8,552         $ (560)        $20,062         $(4,897)
  NRR......................................    1,297            240           2,443             238
                                              ------         ------         -------         -------
  As restated..............................   $9,849         $ (320)        $22,505         $(4,659)
                                              ======         ======         =======         =======
Basic earnings (loss) per share --
  As reported..............................                  $(0.05)                        $ (0.53)
  NRR......................................                    0.03                            0.08
                                                             ------                         -------
  As restated..............................                  $(0.02)                        $ (0.45)
                                                             ======                         =======
Diluted earnings (loss) per share --
  As reported..............................                  $(0.05)                        $ (0.53)
  NRR......................................                    0.03                            0.08
                                                             ------                         -------
  As restated..............................                  $(0.02)                        $ (0.45)
                                                             ======                         =======

  1998 Acquisitions

     During 1998, the Company purchased all the stock of A&J Cartage and related companies ("A&J"), Recyc, Inc. ("Recyc") and Environmental Waste Recycling, Inc. ("EWR"). The assets acquired and liabilities assumed were as follows:

       Common stock issues..............................  $23,783,000
       Notes payable....................................   11,669,000
       Cash.............................................    9,410,000
Less:  Historical net assets acquired...................    4,480,000
                                                          -----------
       Goodwill.........................................  $40,382,000
                                                          -----------

     The transactions were recorded using the purchase method of accounting. The allocation of the purchase prices resulted in approximately $40,382,000 of goodwill that is being amortized over 40 years. The common stock issued to former owners was valued in accordance with the provisions of EITF 95-19. Unsecured notes were issued to prior owners totaling approximately $8,128,000 with principal due in varying installments with final payment due November 2000. The notes bear interest of 7% and have no financial covenants. The cash portions of the purchases were financed through the Company's credit facility. The payment agreement with EWR provided for additional cash and stock consideration in an aggregate amount not to exceed $2,956,216 in the event certain financial targets are realized during the twelve-month period after closing. In connection with the acquisition of Recyc, the Company entered into a lease agreement with an option to purchase with the prior owners, as trustees of a family trust of said stockholders, providing for a lease by Recyc of a composting facility. In addition, the Company entered into a transportation agreement with an initial term of two years with Recyc Trucking, Inc. ("RTI"), a company owned by the prior owners, for the provision by RTI of certain transportation services relating to Recyc's operations.

                           SYNAGRO TECHNOLOGIES, INC.

     The following unaudited pro forma information for the periods set forth below gives effect to the acquisitions of A&J, Recyc, EWR, Amsco, Anti Pollution and Vital Cycle as if they had occurred at the beginning of 1998. The unaudited pro forma information is presented for information purposes only and is not necessarily indicative of actual results, which may have occurred if the acquisitions had been made at the beginning of the periods represented, or future operating results.

                                                              NINE MONTH PERIOD ENDED
                                                                   SEPTEMBER 30
                                                                    (UNAUDITED)
                                                             -------------------------
                                                                1999          1998
                                                             -----------   -----------
Net sales..................................................  $44,046,215   $46,428,228
Net income (loss) before Preferred Stock Dividends.........    2,465,075       970,257
Net earnings (loss) applicable to Common Stock.............    2,465,075    (2,964,331)
Net earnings (loss) per share
  Basic....................................................         0.14         (0.18)
  Diluted..................................................         0.13         (0.18)

(3) PREFERRED STOCK

     The Company is authorized to issue up to 10,000,000 shares of preferred stock. The stock may be issued in one or more series or classes by the Board of Directors of the Company prior to issuance of the shares. Each such series or class shall have such powers, preferences, rights and restrictions as determined by resolution by the Board of Directors. Series A Junior Participating Preferred Stock will be issued upon exercise of the Stockholder Rights described below.

     SERIES B REDEEMABLE PREFERRED STOCK

     On March 31, 1998, the Company issued 1,458,335 shares of Series B Preferred Stock for $3,500,004. The Series B Preferred Stock was convertible by the holders to Common Stock at a conversion rate of 1:1, with a beneficial conversion feature permitting the shareholders to convert their holdings to Common Stock at $2.40. The market price of the Common Stock at date of issuance was $4.81. The Company recognized the value of the beneficial conversion feature of approximately $3.5 million as a preferred stock dividend. The value of such preferred stock dividend had no impact on the Company's cash flows, but reduced basic and diluted earnings available to holders of Common Stock.

     On June 10, 1998, a cash dividend of $420,000 was paid to the holders of the Series B Preferred Stock in connection with their conversion of the shares of Series B Preferred Stock into 1,458,335 shares of Common Stock. All of the shares of Series B Preferred Stock were converted to common stock at that time.

(4) STOCKHOLDERS' RIGHTS PLAN

     In December 1996, the Company adopted a stockholders' rights plan (the "Rights Plan"). The Rights Plan provides for a dividend distribution of one preferred stock purchase right ("Right") for each outstanding share of the Company's common stock, to stockholders of record at the close of business on January 10, 1997. The Rights Plan is designed to deter coercive takeover tactics and to prevent an acquirer from gaining control of the Company without offering a fair price to all of the Company's stockholders. The Rights will expire on December 31, 2006.

     Each Right entitles stockholders to buy one one-thousandth of a newly issued share of Series A Junior Participating Preferred Stock of the Company at an exercise price of $10. The Rights are exercisable only if a person or group acquires beneficial ownership of 15 percent or more of the Company's common stock or commences a tender or exchange offer which, if consummated, would result in that person or group owning 15 percent or more of the common stock of the Company. However, the Rights will not become exercisable if

                           SYNAGRO TECHNOLOGIES, INC.

common stock is acquired pursuant to an offer for all shares which a majority of the board of directors determines to be fair to and otherwise in the best interests of the Company and its stockholders. If, following an acquisition of 15 percent or more of the Company's common stock, the Company is acquired by that person or group in a merger or other business combination transaction, each Right would then entitle its holder to purchase common stock of the acquiring company having a value of twice the exercise price. The effect will be to entitle the Company stockholder to buy stock in the acquiring company at 50 percent of its market price.

     The Company may redeem the Rights at $.001 per Right at any time on or prior to the tenth business day following the acquisition of 15 percent or more of its common stock by a person or group or commencement of a tender offer for such 15 percent ownership.

(5) CREDIT FACILITY

     The Company has a $40 million bank credit facility with Bank of America National Trust and Savings Association, which has the right to add participants to the credit facility. The credit facility bears interest (which was approximately 7.98% at September 30, 1999) at the bank Eurodollar rate plus a margin based upon a pricing schedule in the credit facility. The credit facility is secured by substantially all of the Company's assets. At September 30, 1999, the Company had borrowings under this credit facility of approximately $37,600,000 and amounts available under the credit facility of approximately $1,772,000. Amounts under the credit facility are subject to a borrowing base equal to 4.25 times earnings before interest, taxes, depreciation and amortization ("EBITDA") based on a trailing twelve months calculation, as defined in the credit facility less funded debt as defined, (which includes notes payable to former owners, which can be refinanced through the credit facility) until June 30, 1999, 4.00 until September 30, 1999, and 3.75 times thereafter. The credit facility requires the Company to meet certain loan covenants, and the Company was in compliance with those covenants as of September 30, 1999. The credit facility expires in October 2001.

(6) SPECIAL CHARGES -- (CREDITS)

     Special charges (credits), net were approximately $257,000 for the quarter ended September 30, 1998 and approximately $107,000 for the nine month period ended September 30, 1998 which were related to severance payments for two former officers of the Company partially offset by notes receivable previously reserved. There were no such items during the three months and nine months ended September 30, 1999.

(7) COMMITMENTS AND CONTINGENCIES

  Litigation

     AZURIX, CORP.

     On November 1, 1999, Synagro was granted a temporary restraining order requiring that Azurix return certain confidential and proprietary information to Synagro and prohibiting Azurix, Corp. ("Azurix") from entering into any acquisition agreement with respect to Wheelabrator Water Technologies, Inc. and Residual Processing, Inc. (collectively, "BioGro") pending a hearing (tentatively scheduled for November 19, 1999) for a preliminary injunction to prevent Azurix from entering into a transaction to acquire BioGro. The lawsuit is pending in state district court in Harris County, Texas. The lawsuit seeks a permanent restraining order against Azurix, prohibiting it from negotiating, pursuing or consummating the acquisition by Azurix of BioGro. The lawsuit also seeks damages from Azurix.

     The events giving rise to the lawsuit began when Synagro and Azurix entered into a confidentiality agreement, giving Azurix access to confidential and proprietary information about Synagro for purposes of evaluating potential transactions between the parties, including an equity investment by Azurix in Synagro to provide the equity capital for pending acquisitions and a possible merger between the two companies. Subsequently, Synagro and Azurix supplemented the confidentiality agreement by mutually consenting to the

                           SYNAGRO TECHNOLOGIES, INC.

terms and conditions of a standstill agreement under which Azurix agreed, among other things, not to pursue, for a specified period and in the absence of Synagro's consent, the acquisition of companies that Synagro had targeted for acquisition, including BioGro. Synagro believes that Azurix has breached its obligations to Synagro under the confidentiality and standstill agreements. Azurix claims Synagro waived the standstill agreement. While Synagro believes that its claims in the lawsuit have substantial merit, the litigation is in the early stages, making the outcome difficult to predict.

     In a related matter, Azurix has filed a petition against Synagro in the Delaware Chancery Court for a declaratory judgment that Synagro is tortiously interfering in its negotiations with BioGro. This litigation is also in the early stages, which makes it difficult to assess the merits of Azurix's claims or how it will affect Synagro's lawsuit against Azurix.

     The extent of damages, if any, in either action has not yet been determined, and the ultimate outcome of the foregoing matter can not be determined at this time.

     COUNTY OF RIVERSIDE

     The Company operates a composting facility in Riverside County, California under a conditional use permit ("CUP"), which expires December 31, 2009. The permit conditions allow for a reduction in material intake and the permit life in the event of noncompliance with permit terms and conditions. On September 15, 1999, the Company received a preliminary injunction restraining and enjoining the County of Riverside from restricting intake of biosolids at the Company's Riverside compost facility based upon a June 22, 1999, order of the Board of Supervisors.

     Synagro has complained that its due process rights were being affected because the County was improperly administering the odor protocol in the conditional use permit. Among its complaints, the Company pointed out that the County was using untrained observers to detect odor violations and that those observers were not using scientific methods to distinguish among different sources of odors and the levels of odor magnitude. The Court elected not to grant the Company's request for a preliminary injunction on those issues. Rather, those issues will be addressed during the underlying lawsuit that is still pending against the County of Riverside.

     However, the Company did later obtain a temporary restraining order on September 29,1999, restraining and enjoining the County of Riverside from restricting intake of biosolids at the composting facility where such action is based upon unsigned complaints, or complaints not identifying odor intensity levels. The Company is waiting for the Judge's decision from the preliminary injunction hearing on these issues.

     OTHER

     The Company currently and from time to time is subject to other claims and lawsuits arising in the ordinary course of business. In the opinion of management, the outcome of such proceedings will not have a material adverse effect on the Company's consolidated financial position or results of operations.

(8) EARNINGS (LOSS) PER COMMON SHARE

     SFAS No. 128, "Earnings Per Share" requires dual presentation of earnings per share (EPS): basic EPS and diluted EPS. Basic EPS excludes dilution and is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. For purposes of the calculation, outstanding stock options, warrants and redeemable preferred stock are considered common stock equivalents. Diluted per common share amounts are not applicable for loss periods. For the nine months ended September 30, 1999, and the quarter ended September 30, 1999, the difference in weighted average numbers of Common Shares between basic and diluted earnings per share of 978,000 and

                           SYNAGRO TECHNOLOGIES, INC.

1,356,047 respectively, represents the impact of stock options. The adjusted number of shares for the nine months ended September 30, 1998 and the quarter ended September 30, 1998, that would be increased related to stock options were approximately 1,065,621 and 1,073,915, respectively; however, diluted per share amounts are not applicable for loss periods. The following table summarizes the basic EPS and diluted EPS computations for the quarter and nine months ended September 30, 1999 and 1998:

                                                THREE MONTHS ENDED         NINE MONTHS ENDED
                                                   SEPTEMBER 30,             SEPTEMBER 30,
                                              -----------------------   ------------------------
                                                 1999         1998         1999         1998
                                              ----------   ----------   ----------   -----------
                                                                 (UNAUDITED)
Net income before redeemable preferred stock
  dividends.................................  $1,674,396   $ (319,756)  $1,985,173   $  (724,656)
Redeemable preferred stock dividends........          --           --           --     3,934,588
                                              ----------   ----------   ----------   -----------
Net earnings (loss) on common stock.........  $1,674,396   $ (319,756)  $1,985,173   $(4,659,244)
                                              ==========   ==========   ==========   ===========
Basic earnings (loss) per share:
  Earnings per share prior to preferred
     dividend...............................  $     0.09   $    (0.02)  $     0.12   $     (0.07)
  Preferred stock dividend..................          --           --           --         (0.38)
                                              ----------   ----------   ----------   -----------
  Basic earnings (loss) per common share....  $     0.09   $    (0.02)  $     0.12   $     (0.45)
                                              ==========   ==========   ==========   ===========
Diluted earnings (loss) per share:
  Earnings per share prior to preferred
     dividend...............................  $     0.09   $    (0.02)  $     0.12   $     (0.07)
  Preferred stock dividend..................          --           --           --         (0.38)
                                              ----------   ----------   ----------   -----------
  Diluted earnings (loss) per common
     share..................................  $     0.09   $    (0.02)  $     0.12   $     (0.45)
                                              ==========   ==========   ==========   ===========
Weighted average shares outstanding,
  basic.....................................  17,641,475   13,030,373   16,095,245    10,295,891
Weighted average shares outstanding,
  diluted...................................  18,997,522   13,030,373   17,073,245    10,295,891

(9) PROPOSED ACQUISITIONS

     Synagro has signed definitive purchase agreements to acquire seven businesses with unaudited combined revenues of approximately $39 million. Upon the closing of these acquisitions, Synagro's annual run rate revenue will be approximately $100 million. The aggregate purchase price of these proposed acquisitions is approximately $71 million. To fund these acquisitions and refinance the Company's existing debt, Synagro currently has loan commitments from a bank group totaling in excess of $140 million of debt financing, which currently expire on November 15, 1999. In addition, Synagro is pursuing an additional $16 million in private equity financing to conclude the capital needed to close these proposed acquisitions. The Company expects that the closing of these acquisitions will not occur prior to November 15, 1999 and is working with the bank group to obtain commitments on similar debt financing upon the private equity closing. The closing of these acquisitions is subject to the completion of this debt and equity financing, which cannot be assured.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Partners of Residual Technologies,
Limited Partnership, and Affiliates:

     We have audited the accompanying combined balance sheets of Residual Technologies, Limited Partnership (a Delaware limited partnership), and affiliates (collectively, the Partnership) as of December 31, 1998 and 1997, and the related combined statements of operations, owners' equity and cash flows for the years then ended. These combined financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Residual Technologies, Limited Partnership, and affiliates as of December 31, 1998 and 1997, and the combined results of their operations, changes in their owners' equity and their cash flows for the years then ended in conformity with generally accepted accounting principles.

     As discussed in Note 1 to the accompanying combined financial statements, the Partnership was not in compliance with certain debt covenants related to the NETCO-Waterbury bond agreement and the Webster note agreement. As a result of this, the lenders have the right and ability to demand payment of the notes. The notes have been classified as a current liability in the accompanying financial statements as of December 31, 1998, and, as a result, the Partnership has a significant working capital deficit. The foregoing matter raises substantial doubt about the Partnership's ability to continue as a going concern. Furthermore, the Partnership does not have alternative financing arranged; however, as also discussed in Note 1, management does not believe such financing will be required. The combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
October 8, 1999

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                            COMBINED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                     ASSETS

                                                                 1998          1997
                                                              -----------   -----------
Current assets:
  Cash......................................................  $   767,684   $   348,123
  Funds held in trust.......................................    1,713,416     1,785,181
  Accounts and other receivables, net of allowance for
     doubtful accounts of $64,701 and $-- as of December 31,
     1998 and 1997, respectively............................    3,411,894     2,210,710
  Prepaid expenses and other current assets.................       71,671        87,852
                                                              -----------   -----------
          Total current assets..............................    5,964,665     4,431,866
Property and equipment......................................   22,226,070    22,071,100
  Less -- Accumulated depreciation..........................   (8,348,442)   (6,387,864)
                                                              -----------   -----------
          Property and equipment, net.......................   13,877,628    15,683,236
Other Assets:
  Debt issuance costs.......................................    1,352,962     1,342,466
  Funds held in trust.......................................    1,435,256     1,464,712
  Other.....................................................      595,386       594,425
                                                              -----------   -----------
                                                                3,383,604     3,401,603
  Less -- Accumulated amortization..........................     (408,264)     (283,316)
                                                              -----------   -----------
          Other assets, net.................................    2,975,340     3,118,287
                                                              -----------   -----------
          Total assets......................................  $22,817,633   $23,233,389
                                                              ===========   ===========

                            LIABILITIES AND OWNERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses.....................  $ 1,998,800   $ 2,093,780
  Revolving line of credit..................................           --       250,000
  Current maturities of long-term debt......................   13,763,678    12,103,135
                                                              -----------   -----------
          Total current liabilities.........................   15,762,478    14,446,915
Long-term debt, less current maturities.....................    4,335,745     6,811,597
COMMITMENTS AND CONTINGENCIES
Owners' equity:
  Common stock..............................................        6,750         6,750
  Additional paid-in capital................................      270,664       270,664
  Retained earnings.........................................    2,576,195     3,063,781
  Partners' capital.........................................    1,818,100       585,981
                                                              -----------   -----------
                                                                4,671,709     3,927,176
  Less -- Treasury stock....................................   (1,952,299)   (1,952,299)
                                                              -----------   -----------
          Total owners' equity..............................    2,719,410     1,974,877
                                                              -----------   -----------
          Total liabilities and owners' equity..............  $22,817,633   $23,233,389
                                                              ===========   ===========

                  The accompanying notes are an integral part
                    of these combined financial statements.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
Revenues....................................................  $22,249,285   $20,515,807
Cost of Revenues............................................   15,852,217    14,030,767
                                                              -----------   -----------
          Gross profit......................................    6,397,068     6,485,040
Selling, General and Administrative Expenses................    3,008,588     2,773,129
                                                              -----------   -----------
          Income from operations............................    3,388,480     3,711,911
Other (Income) Expense:
  Interest expense..........................................    1,688,534     1,776,005
  Interest income...........................................     (207,105)      (45,341)
  Other (income) expense, net...............................      (87,211)       (9,900)
                                                              -----------   -----------
Income Before State Income Taxes............................    1,994,262     1,991,147
State Income Taxes..........................................        6,483         6,188
                                                              -----------   -----------
Net Income..................................................  $ 1,987,779   $ 1,984,959
                                                              ===========   ===========

                 The accompanying notes are an integral part of
                      these combined financial statements.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                     COMBINED STATEMENTS OF OWNERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                           COMMON STOCK     ADDITIONAL                                               TOTAL
                          ---------------    PAID-IN      TREASURY      RETAINED     PARTNERS'      OWNERS'
                          SHARES   AMOUNT    CAPITAL        STOCK       EARNINGS      CAPITAL       EQUITY
                          ------   ------   ----------   -----------   ----------   -----------   -----------
DECEMBER 31, 1996.......  6,750    $6,750    $230,768    $(1,952,299)  $3,138,609   $(1,400,122)  $    23,706
Net income..............     --       --           --             --      384,124     1,600,835     1,984,959
Contributions...........     --       --       39,896             --           --       719,228       759,124
Distributions...........     --       --           --             --     (458,952)     (333,960)     (792,912)
                          -----    ------    --------    -----------   ----------   -----------   -----------
DECEMBER 31, 1997.......  6,750    6,750      270,664     (1,952,299)   3,063,781       585,981     1,974,877
Net income..............     --       --           --             --       99,517     1,888,262     1,987,779
Contributions...........     --       --           --             --           --         2,800         2,800
Distributions...........     --       --           --             --     (587,103)     (658,943)   (1,246,046)
                          -----    ------    --------    -----------   ----------   -----------   -----------
DECEMBER 31, 1998.......  6,750    $6,750    $270,664    $(1,952,299)  $2,576,195   $ 1,818,100   $ 2,719,410
                          =====    ======    ========    ===========   ==========   ===========   ===========

                  The accompanying notes are an integral part
                    of these combined financial statements.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                 1998          1997
                                                              -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $ 1,987,779   $ 1,984,959
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................    2,334,731     1,848,687
     Changes in operating assets and liabilities --
       Funds held in trust..................................       71,765      (827,651)
       Accounts and other receivables.......................   (1,201,184)    1,271,359
       Prepaid expenses and other current assets............       16,181       (18,966)
       Accounts payable and accrued expenses................      (94,980)   (2,653,389)
       Other assets.........................................       25,210       204,068
                                                              -----------   -----------
          Net cash provided by operating activities.........    3,139,502     1,809,067
                                                              -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Net additions to property and equipment...................     (411,386)   (1,266,316)
                                                              -----------   -----------
          Net cash used in investing activities.............     (411,386)   (1,266,316)
                                                              -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt..............................    3,250,000        64,548
  Net payment on revolving line of credit...................     (250,000)           --
  Payment on long-term debt.................................   (4,065,309)   (1,661,175)
  Contributions.............................................        2,800       759,124
  Distributions.............................................   (1,246,046)     (792,912)
                                                              -----------   -----------
          Net cash used in financing activities.............   (2,308,555)   (1,630,415)
                                                              -----------   -----------
NET INCREASE (DECREASE) IN CASH.............................      419,561    (1,087,664)
CASH AT BEGINNING OF YEAR...................................      348,123     1,435,787
                                                              -----------   -----------
CASH AT END OF YEAR.........................................  $   767,684   $   348,123
                                                              ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION:
  Cash paid for interest....................................  $ 1,673,421   $ 1,756,989

                  The accompanying notes are an integral part
                    of these combined financial statements.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                           DECEMBER 31, 1998 AND 1997

1. NATURE OF PARTNERSHIP'S BUSINESS:

  Basis of Presentation and Nature of Business

     The accompanying combined financial statements of Residual Technologies, Limited Partnership, and affiliates (the Partnership) include the accounts and operations of the entities described below which are under common ownership and control of one individual and the estate of an individual. All significant intercompany balances and transactions have been eliminated in combination.

     The Partnership manages the treatment and disposal of biosolids materials primarily on behalf of municipalities. The Partnership currently operates three sewage sludge facilities used in the treatment and disposal of biosolids materials. The Partnership has contracts to operate sludge processing facilities on behalf of the city of Waterbury, Connecticut (Waterbury), the Woonsocket Regional Wastewater Commission (WRWC) and the city of Woonsocket, Rhode Island (Woonsocket), and the Water Pollution Control Authority of New Haven, Connecticut (WPCA) (collectively, the host municipalities).

  Residual Technologies, Limited Partnership (L.P.)

     Residual Technologies, L.P. (RESTEC), is a Delaware limited partnership that is owned by its general partner, Residual Technologies Systems, Inc., and two limited partners. Residual Technologies Systems, Inc., is a Delaware S Corporation.

  New Haven Residuals, L.P.

     New Haven Residuals, L.P. (New Haven), is a Delaware limited partnership that is owned by its general partner, New Haven Residuals Systems, Inc., and an affiliated limited partner, RESTEC. New Haven Residuals Systems, Inc., is a Delaware S Corporation.

     New Haven operates a sewage sludge incineration facility in New Haven, Connecticut. Under a sludge agreement (the New Haven Agreement) between New Haven and an affiliate, NETCO-Connecticut, Inc., with the WPCA, the host municipality, New Haven provides sludge disposal services to the WPCA. The New Haven Agreement expires 10 years from the date of receipt by the WPCA of final permits from the State of Connecticut Department of Environmental Protection. Under the terms of the New Haven Agreement, New Haven processes and disposes sludge for the WPCA for an annual fixed operating fee paid in equal monthly installments. For each dry ton of sludge processed at the facility in excess of 26 dry tons per day, the WPCA will pay New Haven a contractually designated rate per dry ton of sludge. In addition, New Haven provides sludge disposal services to surrounding municipalities and pays royalty fees to the WPCA for outside sludge processed at the facility. The ownership of the facility will pass to the WPCA at the expiration of the New Haven Agreement. Under certain conditions, New Haven can cease operating the facility. Under these conditions, the WPCA would be required to repay New Haven the greater of New Haven's outstanding indebtedness, plus any applicable redemption costs, or unamortized capital costs.

     In June 1996, New Haven sold $5,000,000 of Sewage Sludge Disposal Facility Revenue Bonds (the New Haven bonds) through the Connecticut Development Authority (CDA) to fund the purchase of certain assets used in the sludge incineration facility (see Note 5). The CDA is a political subdivision of the state of Connecticut authorized by the State Commerce Act to issue bonds for the purpose of constructing and developing projects such as above or assisting directly or indirectly in their financing.

  New England Treatment Company, Inc.

     New England Treatment Company, Inc. (NETCO), is a Rhode Island S Corporation that is owned by one individual and the estate of an individual.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

     NETCO operates a sludge incineration facility under an agreement, as amended (the NETCO Agreement), which expires November 27, 2007, with the WRWC and Woonsocket. Under the terms of the NETCO Agreement, NETCO processes and disposes of up to seven dry tons of sludge a day for Woonsocket at no cost in exchange for the use of the city's facilities. The accompanying financial statements reflect revenues based on the estimated fair value of such processing and disposal services and a like amount in cost of revenues for use of the facilities. For each dry ton of sludge processed in excess of seven dry tons per day, Woonsocket shall pay NETCO a contractually designated rate per dry ton of sludge. The NETCO Agreement stipulates that capital improvements made to the incineration facility by NETCO become the property of the WRWC and/or Woonsocket at the expiration of the NETCO Agreement. Under certain conditions, NETCO can cease operating the facility. Under these conditions, Woonsocket would be required to repay NETCO for unamortized capital costs. In order to fund the capital improvements to the existing sludge incineration facility, NETCO entered into a $2,500,000 note with Webster Bank (see Note 5).

     On December 31, 1997, NETCO purchased the assets, equity and existing contract of NETCO-Energy Recovery Limited Partnership (NETCO-ER), a related entity. In accordance with the provisions of the Accounting Principles Board Opinion No. 16, for entities under common control, the acquisition was accounted for in a manner similar to a pooling of interests and, therefore, all financial information has been adjusted to include NETCO-ER as if it were owned by the Partnership for the periods presented.

  NETCO-Waterbury, L.P.

     NETCO-Waterbury, L.P. (NETCO-Waterbury), is a Delaware limited partnership that is owned by its general partner, NETCO-Waterbury Systems, Inc., and three limited partners. The limited partners consist of one individual, the estate of an individual and NETCO-Residuals Management, L.P., an affiliated entity. NETCO-Waterbury Systems, Inc., is a Delaware S Corporation.

     NETCO-Waterbury operates a sludge incineration facility under an agreement (the Waterbury Agreement) which expires December 2016 with Waterbury. Under the terms of the Waterbury Agreement, NETCO-Waterbury processes and disposes sludge for Waterbury for an annual fixed operating fee paid in equal monthly installments. For each dry ton of sludge processed at the facility in excess of 5,720 dry tons per year, Waterbury shall pay NETCO-Waterbury a contractually designated rate per dry ton of sludge. In addition, NETCO-Waterbury provides sludge disposal services to surrounding municipalities and pays royalty fees to Waterbury for outside sludge processed at the facility. The Waterbury Agreement stipulates that all capital improvements made by NETCO-Waterbury to the sludge facility will be purchased by Waterbury for one dollar at the completion of the Waterbury Agreement. Under certain conditions, NETCO-Waterbury can cease operating the facility. Under these conditions, Waterbury would be required to repay NETCO-Waterbury for unamortized capital costs.

     In 1995, NETCO-Waterbury sold $11,000,000 of Sewage Sludge Disposal Facility Revenue Bonds (the NETCO-Waterbury bonds) with the CDA to fund construction of the sludge incineration facility (see Note 5).

     As discussed further in Note 5, NETCO-Waterbury is not in compliance with certain debt covenants related to the NETCO-Waterbury bonds agreement as of December 31, 1998 and 1997. In addition, NETCO and RESTEC were not in compliance with a debt covenant related to the Webster note agreement as of December 31, 1998. As a result, the lenders have the right and ability to demand full payment of the notes. Therefore, all amounts under the loan agreements have been classified as current maturities of long-term debt as of December 31, 1998. At December 31, 1997, the NETCO-Waterbury bonds have been classified as a current liability. At December 31, 1998 and 1997, the Partnership had a working capital deficit of $9,797,813 and $10,015,049, respectively. Although the Partnership does not have alternative financing arranged, management believes that the Partnership will be able to achieve a satisfactory level of liquidity to maintain its operations and capital needs through December 31, 1999. Management does not believe that the lenders will

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES require that the notes be repaid during 1999. However, there can be no assurance that the lenders will not demand the notes during 1999. The foregoing matter raises substantial doubt about the Partnership's ability to continue as a going concern. The accompanying combined financial statements do not include any adjustments related to the recoverability and classification of recorded assets or other adjustments should the Partnership be unable to continue as a going concern.

  NETCO-Residuals Management, L.P.

     NETCO-Residuals Management, L.P. (NETCO-RM), is a Delaware limited partnership that is owned by its general partner, NETCO-Residuals Management Systems, Inc., and two limited partners, an individual and the estate of an individual. NETCO-Residuals Management Systems, Inc., is a Delaware S Corporation.

     NETCO-RM is a marketing entity for sludge processing capacity at NETCO-Waterbury. NETCO-RM sells its services to municipalities located in the northeastern United States. As defined under an agreement with NETCO-Waterbury, NETCO-RM is required to utilize NETCO-Waterbury's excess sludge disposal capacity for processing sludge it receives under eligible contracts with its customers. This agreement grants a security interest in certain of NETCO-RM's assets, revenues and contracts to NETCO-Waterbury, serving, in part, as collateral for the NETCO-Waterbury bonds.

  Fairhaven Residuals, L.P

     Fairhaven Residuals, L.P. (Fairhaven), is a Delaware limited partnership that is owned by its general partner, Fairhaven Residuals Systems, Inc., and an affiliated limited partner, Residual Technologies, L.P. Fairhaven Residuals Systems, Inc., is a Delaware S Corporation.

     Fairhaven is developing plans for a sewage sludge disposal facility in Fairhaven, Massachusetts, and has obtained a 20-year lease, contingent upon obtaining the required approvals for the construction of the facility. In the event the lease is terminated, Fairhaven is obligated to provide the city of Fairhaven, Massachusetts, free disposal of biosolids for 12 months from the date of termination.

  NETCO-Connecticut, Inc.

     NETCO-Connecticut, Inc. (NETCO-CT), is a Delaware S Corporation owned by one individual and the estate of an individual. NETCO-CT is a party to the New Haven Agreement and is otherwise currently an inactive corporation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Cash and Cash Equivalents

     The Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

  Funds Held in Trust

     Funds held in trust represent monies held by First Fidelity Bank and State Street Bank and Trust Company of Connecticut, National Association (the Trustees) for the loan agreements between the CDA and Waterbury and New Haven, respectively. As a requirement of the loan agreements, the partnerships, on a stand-alone basis, must meet the requirements stipulated per the respective agreements dated June 1, 1995, and June 1, 1996. The loans, depending on the terms of the related indenture, require that certain monies be placed in restricted fund accounts to be used for various designated purposes (i.e., debt service funds, repair and replacement funds, etc.). Such restricted fund accounts have been presented separately in the accompanying combined balance sheets. Monies in the funds will remain restricted until such time as the related loans

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES mature or are paid off, whichever occurs first. The Partnership was in compliance with the reserve requirements as of December 31, 1998 and 1997.

  Revenue Recognition

     Revenues under the New Haven Agreement and the Waterbury Agreement are recognized based on a fixed operating fee paid as services are provided. If sludge exceeds a defined amount per the applicable operating agreement, additional fees are charged to the host municipality as services are rendered based upon a contractually determined rate. Revenues under the NETCO Agreement are recognized based upon tons hauled, at a fixed fee per ton hauled, subject to adjustment, as services are rendered.

     Revenues may also be earned on sludge processed for outside customers. Such revenues are recognized as services are provided. Under the agreements with the host municipalities, the host municipalities are entitled to a royalty for outside sludge processed at the facility.

  Debt Issuance Costs

     The Partnership has deferred certain loan costs incurred in connection with the issuance of its indebtedness. These debt issuance costs are stated at cost, less accumulated amortization and are being amortized on the straight-line method over the term of the related debt.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

  Start-Up Activities

     The Partnership expenses start-up activities related to the facilities as incurred.

  Property and Equipment

     Property and equipment are recorded at cost. Expenditures in the nature of normal repairs and maintenance are charged to operations as incurred. Expenditures for major renewals and betterments which extend useful lives of existing equipment are capitalized and depreciated. Upon disposition or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is included in the combined statement of operations.

     Interest is capitalized in connection with the construction of major facilities. The capitalized interest is recorded as part of the asset to which it relates and is amortized over the asset's estimated useful life. As all operating facilities were built prior to 1997, there was no interest capitalized for the years ended December 31, 1998 and 1997.

     Depreciation is computed by the straight-line method over the shorter of the estimated useful lives of the assets or the term of the operating agreements with the host municipalities.

  Realization of Long-Lived Assets

     The Partnership follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

  Income Taxes

     No provision for federal income taxes is made in the accounts of the Partnership since such taxes are liabilities of the partners and depend upon their respective tax situations. Further, partner capital accounts reflected in the accompanying financial statements differ from amounts reported in the Partnership's federal income tax returns because of differences in accounting policies adopted for financial and tax reporting purposes.

     Corporate entities within the Partnership structure, as defined above, have elected to be treated as S Corporations for income tax reporting purposes. For these companies, no provision for federal income taxes is presented in the combined financial statements since such taxes are liabilities of the shareholders and depend upon their respective tax situations. Certain entities are subject to state income taxes, and provisions thereon are reflected in the combined statements of operations. A provision is made for current and deferred state income taxes, as applicable. Deferred state income taxes are provided on temporary differences between the financial and tax bases of assets and liabilities relating primarily to property and equipment.

3. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS:

     Property and equipment at December 31, 1998 and 1997, consist of the following (in thousands):

                                                          ESTIMATED
                                                           USEFUL
                                                            LIVES
                                                          IN YEARS     1998      1997
                                                          ---------   -------   -------
Machinery and equipment.................................    5-20      $18,500   $18,423
Transportation equipment................................       5        2,144     2,302
Leasehold improvements..................................    5-20        1,295     1,112
Office equipment, furniture and fixtures................     3-7          287       234
                                                                      -------   -------
                                                                       22,226    22,071
Less -- Accumulated depreciation........................               (8,348)   (6,388)
                                                                      -------   -------
          Total.........................................              $13,878   $15,683
                                                                      =======   =======

     Accounts payable and accrued liabilities at December 31, 1998 and 1997, consist of the following (in thousands):

                                                               1998     1997
                                                              ------   ------
Accounts payable, trade.....................................  $  804   $1,328
Accrued compensation and benefits...........................      91       37
Other accrued liabilities...................................   1,104      729
                                                              ------   ------
                                                              $1,999   $2,094
                                                              ======   ======

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

4. OWNERS' EQUITY:

     Partners' capital by legal entities organized as partnerships as of December 31, 1998 and 1997, is comprised of the following:

                                        1998                                  1997
                        ------------------------------------   ----------------------------------
                        GENERAL      LIMITED                   GENERAL     LIMITED
                        PARTNERS    PARTNERS        TOTAL      PARTNERS    PARTNERS      TOTAL
                        --------   -----------   -----------   --------   ----------   ----------
RESTEC................  $ 14,263   $ 1,412,010   $ 1,426,273   $  8,219   $  813,689   $  821,908
New Haven.............     9,464       936,930       946,394      8,738      865,101      873,839
NETCO-RM..............     5,204       515,189       520,393        878       86,884       87,762
NETCO                                  183,376                              (354,243)
  Waterbury...........     1,852                     185,228     (3,578)                 (357,821)
  Fairhaven...........      (198)      (19,554)      (19,752)       (65)      (6,451)      (6,516)
                        --------   -----------   -----------   --------   ----------   ----------
Subtotal..............    30,585     3,027,951     3,058,536     14,192    1,404,980    1,419,172
Eliminations..........   (30,585)   (1,209,851)   (1,240,436)   (14,192)    (818,999)    (833,191)
                        --------   -----------   -----------   --------   ----------   ----------
          Total.......  $     --   $ 1,818,100   $ 1,818,100   $     --   $  585,981   $  585,981
                        ========   ===========   ===========   ========   ==========   ==========

     Owners' equity by legal entities incorporated as S Corporations as of December 31, 1998 and 1997, is comprised of the following:

                                                                       1998
                                                  ----------------------------------------------
                                                           ADDITIONAL                  RETAINED
                                                  COMMON    PAID-IN      TREASURY      EARNINGS
                                                  STOCK     CAPITAL        STOCK      (DEFICIT)
                                                  ------   ----------   -----------   ----------
Residual Technologies Systems, Inc., common
  stock, $1 par value, 1,000 shares authorized,
  1,000 shares issued...........................  $1,000    $    250    $        --   $    6,949
New England Treatment Company, common stock, $1
  par value, 8,000 shares authorized, 750 shares
  issued, 500 shares held in treasury...........    750      228,768     (1,588,539)   2,179,370
NETCO-Connecticut, Inc., common stock, $1 par
  value, 20,000 shares authorized, 1,000 shares
  issued, 250 shares held in treasury...........  1,000           --       (363,759)     369,549
New Haven Residuals Systems, Inc., common stock,
  $1 par value, 1,000 shares authorized, 1,000
  shares issued.................................  1,000        2,250             --       13,981
Fairhaven Residual Systems, Inc., common stock,
  $1 par value, 20,000 shares authorized, 1,000
  shares issued.................................  1,000           --             --       (2,178)
NETCO-Waterbury Systems, Inc., common stock, $1
  par value, 1,000 shares authorized, 1,000
  shares issued, 333 1/3 shares held in
  treasury......................................  1,000        2,250             (1)       6,245
NETCO-RM Systems, Inc., common stock, $1 par
  value, 1,000 shares authorized, 1,000 shares
  issued........................................  1,000       37,146             --        2,279
                                                  ------    --------    -----------   ----------
          Total.................................  $6,750    $270,664    $(1,952,299)  $2,576,195
                                                  ======    ========    ===========   ==========

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                                                                       1997
                                                  ----------------------------------------------
                                                           ADDITIONAL                  RETAINED
                                                  COMMON    PAID-IN      TREASURY      EARNINGS
                                                  STOCK     CAPITAL        STOCK      (DEFICIT)
                                                  ------   ----------   -----------   ----------
Residual Technologies Systems, Inc., common
  stock, $1 par value, 1,000 shares authorized,
  1,000 shares issued...........................  $1,000    $    250    $        --   $    7,964
New England Treatment Company, common stock, $1
  par value, 8,000 shares authorized, 750 shares
  issued, 500 shares held in treasury...........    750      228,768     (1,588,539)   2,688,267
NETCO-Connecticut, Inc., common stock, $1 par
  value, 20,000 shares authorized, 1,000 shares
  issued, 250 shares held in treasury...........  1,000           --       (363,759)     369,976
New Haven Residuals Systems, Inc., common stock,
  $1 par value, 1,000 shares authorized, 1,000
  shares issued.................................  1,000        2,250             --        5,628
Fairhaven Residual Systems, Inc., common stock,
  $1 par value, 20,000 shares authorized, 1,000
  shares issued.................................  1,000           --             --         (765)
NETCO-Waterbury Systems, Inc., common stock, $1
  par value, 1,000 shares authorized, 1,000
  shares issued, 333 1/3 shares held in
  treasury......................................  1,000        2,250             (1)        (840)
NETCO-RM Systems, Inc., common stock, $1 par
  value, 1,000 shares authorized, 1,000 shares
  issued........................................  1,000       37,146             --       (6,449)
                                                  ------    --------    -----------   ----------
          Total.................................  $6,750    $270,664    $(1,952,299)  $3,063,781
                                                  ======    ========    ===========   ==========

5. LINE OF CREDIT AND LONG-TERM DEBT:

     NETCO maintained a line of credit with Webster Bank providing for maximum borrowings of $500,000 until September 1998. Effective September 1998, NETCO and RESTEC refinanced NETCO's existing line of credit whereby the line of credit was increased to $1,000,000 (see further discussion below). The revolving line of credit is secured by various equipment. Outstanding borrowings during 1997 through the refinancing date on the line of credit bear interest at prime plus 1 percent (9.5 percent at December 31, 1997). Subsequent to the refinancing date, NETCO's and RESTEC's borrowings on the line of credit bear interest at LIBOR plus 2.15 percent. The balance outstanding under the line of credit was $- and $250,000 as of December 31, 1998 and 1997, respectively. The line of credit expires in July 2000.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

     Long-term debt at December 31, 1998 and 1997, consisted of the following (in thousands):

                                                               1998         1997
                                                              -------      -------
NETCO-Waterbury, $11,000,000 Sewage Sludge Disposal Facility
  Revenue Bonds with the Connecticut Development Authority,
  secured by equipment, principal payments due annually
  increasing from $200,000 in 1997 to $600,000 in 2016,
  bearing interest at 9.375%, maturing in June 2016.........  $10,500      $11,000
New Haven, $5,000,000 Sewage Sludge Disposal Facility
  Revenue Bonds with the Connecticut Development Authority,
  secured by equipment, principal payments due annually
  increasing from $340,000 in 1997 to $695,000 in 2006,
  bearing interest at 8.25%, maturing in December 2006......    4,290        4,660
NETCO and RESTEC, $3,000,000 note payable to Webster Bank,
  payable in monthly principal installments of $35,714,
  bearing interest at 7.17%, maturing in September 2005.....    2,857           --
NETCO, $2,500,000 note payable to Webster Bank, secured by
  equipment, payable in monthly principal installments of
  $52,083, bearing interest at prime plus 1% (weighted
  average rate of 9.44% for 1997), maturing in December
  2001, refinanced in 1998 with a new note with Webster
  Bank......................................................       --        1,875
NETCO, $500,000 note payable to Webster Bank payable in
  monthly principal installments of $10,417, secured by
  equipment, bearing interest at prime plus 1.25% (weighted
  average rate of 9.69% for 1997), maturing in December
  2001, refinanced in 1998 with a new note with Webster
  Bank......................................................       --          313
NETCO-Waterbury, note payable to North America Bank, payable in monthly principal installments of $10,000, bearing
  interest at prime plus 1.50% (weighted average rate of
  9.94% for 1997), repaid in 1998 with proceeds from a new
  note with Webster Bank....................................       --          600
NETCO-RM, $250,000 subordinated note payable to a former
  owner, bearing interest at 8%, total principal balance due
  in January 2000, guaranteed by the Partnership's owners...      250          250
NETCO-RM, $150,000 subordinated note payable to a former
  owner, imputed interest at 8%, total principal balance due
  in January 2001, guaranteed by the Partnership's owners...      150          150
Other.......................................................       52           67
                                                              -------      -------
          Total.............................................   18,099       18,915
Less- Current maturities of long-term debt..................  (13,764)     (12,103)
                                                              -------      -------
          Total long-term debt..............................  $ 4,335      $ 6,812
                                                              =======      =======

     NETCO-Waterbury is required to maintain certain financial and other covenants under the NETCO-Waterbury bond agreement. A trustee collects all gross revenues on a monthly basis from NETCO-Waterbury. These funds are allocated to the appropriate reserve fund to pay principal and interest payments on the debt and fund other reserve requirements. In order to secure the bonds, NETCO-Waterbury has granted to the CDA a security interest in the gross revenues and equipment of NETCO-Waterbury. At December 31, 1998 and 1997, NETCO-Waterbury was out of compliance with its covenant to maintain a current asset to current liability ratio of at least 2 to 1 and its covenant to fulfill certain financial reporting requirements. NETCO-Waterbury has not obtained waivers for the debt covenant violations. In the event of default, the trustee or the CDA may cause all amounts payable under the NETCO-Waterbury bond agreement to be immediately due and payable and may enforce the obligations of NETCO-Waterbury under the NETCO-Waterbury bond agreement. As a result of the covenant violations, all amounts due under the NETCO-

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

Waterbury bond agreement have been classified as current maturities of long-term debt as of December 31, 1998 and 1997, in the accompanying combined balance sheets.

     The NETCO-Waterbury bond agreement covenants also place significant restrictions on NETCO-Waterbury's ability to incur additional indebtedness or to merge or consolidate with an unaffiliated entity. NETCO-Waterbury has the option to prepay all or part of its loan obligation at any time that the bonds are subject to redemption commencing on June 1, 2005, unless NETCO-Waterbury is in default, whereby the prepayment balance could only be exercised in total. The prepayment amount must be sufficient to pay the interest and redemption price. Prepayment of the NETCO-Waterbury bonds is subject to a prepayment redemption premium of 3 percent at June 1, 2005. No prepayment premium would apply if the bonds were prepaid after June 1, 2008. The NETCO-Waterbury bonds are subject to a mandatory prepayment with a penalty of 103 percent of the aggregate amount of the loan under certain circumstances, as defined. In the event of a defined change in control, the NETCO-Waterbury bond agreement may be terminated with all amounts payable under the NETCO-Waterbury bond agreement becoming immediately due and payable.

     Under an agreement between the CDA and First Fidelity Bank, the trustee under the NETCO-Waterbury bond agreement (the Waterbury Trustee), the NETCO-Waterbury bonds may be redeemed prior to maturity or the redemption date. The CDA must provide the Waterbury Trustee with a notice of redemption and shall deposit with the Waterbury Trustee either monies or defeasance securities that are sufficient to pay the principal and interest on the NETCO-Waterbury bonds.

     Under the Sewage Sludge Disposal Facility Revenue Bond agreement between the CDA and New Haven (the New Haven bond agreement), New Haven is subject to certain financial and nonfinancial covenants. In order to secure the bonds, New Haven has granted to the CDA a security interest in the gross revenues and equipment of New Haven. New Haven pledges gross revenues to the appointed trustee on a monthly basis. The trustee then allocates these funds to service the principal and interest payments on the debt and fund other reserve requirements. At December 31, 1998 and 1997, New Haven was in compliance with all covenants of the New Haven bond agreement. In the event of default, the trustee or the CDA may cause all amounts payable under the New Haven bond agreement to be immediately due and payable and may enforce all obligations under the New Haven bond agreement.

     The New Haven bond agreement covenants also place significant restrictions on New Haven's ability to incur additional indebtedness or merge or consolidate with an unaffiliated entity. The bonds also disallow any prepayment of the loan. The New Haven bonds are subject to a mandatory prepayment with a penalty of 103 percent of the aggregate amount of the loan under certain circumstances, as defined. In the event of a defined change in control, the New Haven bond agreement may be terminated with all amounts payable under the New Haven bond agreement becoming immediately due and payable.

     Under an agreement between the CDA and State Street Bank and Trust Company of Connecticut, National Association, trustee under the New Haven bond agreement (the New Haven Trustee), the New Haven bonds may be redeemed prior to maturity or the redemption date. The CDA must provide the New Haven Trustee with a notice of redemption and shall deposit with the New Haven Trustee either monies or defeasance securities that are sufficient to pay the principal and interest on the New Haven bonds.

     The NETCO-Waterbury bonds and New Haven bonds also require certain funds to be maintained with a trustee, including a debt service fund. Such funds, on deposit with the trustee, are invested in cash equivalents and U.S. Government securities and are carried at cost plus accrued interest. The carrying value of these funds is included in funds held in trust in the accompanying combined balance sheets and approximates fair value. A debt service fund is used for the payment of interest and principal.

     NETCO and RESTEC refinanced NETCO's existing debt to Webster Bank in September 1998, whereby the line of credit was increased to $1,000,000 (see above for further discussion) and a facilities loan to fund equipment purchases of up to $1,000,000 and a term loan of $3,000,000 were obtained. The facilities

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES loan is payable in 60 monthly payments of principal and interest commencing on September 1, 1999. The facilities loan bears interest at LIBOR plus 2.15 percent. Beginning on September 1, 1999, interest is stated at the cost of funds rate, as defined, plus 2.15 percent. NETCO and RESTEC can elect to fix the rate over a designated period of time. At December 31, 1998, no balance was outstanding under the facilities loan. The proceeds from the term loan of $3,000,000 were used to pay NETCO's outstanding balance with Webster Bank and NETCO-Waterbury's outstanding balance with North America Bank.

     The Webster Bank note agreement requires, among other things, NETCO and RESTEC to meet certain financial and nonfinancial covenants. At December 31, 1998, NETCO and RESTEC were out of compliance with their covenants to fulfill certain financial reporting and nonfinancial requirements. NETCO and RESTEC have not obtained a waiver for the debt covenant violation. In the event of default, the bank may cause all amounts payable under the Webster Bank note agreement to be immediately due and payable and may enforce all obligations of NETCO and RESTEC under the Webster Bank note agreement. As a result of the covenant violation, all amounts due under the Webster Bank note agreement have been classified as current maturities of long-term debt in the accompanying combined balance sheets as of December 31, 1998.

     The Webster Bank note agreement also places significant restrictions on NETCO's and RESTEC's ability to incur additional indebtedness or to merge or consolidate with an unaffiliated entity. In the event of a defined change in control, the amount outstanding under the note agreement will be immediately due and payable.

     At December 31, 1998, future principal payments of long-term debt are as follows (in thousands):

For the fiscal year ending December 31 --
  1999.....................................................  $13,764
  2000.....................................................      687
  2001.....................................................      626
  2002.....................................................      512
  2003.....................................................      557
  Thereafter...............................................    1,953
                                                             -------
                                                             $18,099
                                                             =======

6. DEFINED CONTRIBUTION PLAN:

     Certain entities in the Partnership maintain a 401(k) plan for eligible employees. The entities contribute an employer profit-sharing contribution equal to 50 percent of the employee's contribution, up to a maximum of 4 percent of the eligible participant's compensation, as defined. The contribution expense for 1998 and 1997 was $47,828 and $46,539, respectively.

7. RELATED-PARTY TRANSACTIONS:

     The Partnership has transactions with a transportation company, wholly owned by one of its owners, to which it paid $566,590 and $507,017 for trucking services for the years ended December 31, 1998 and 1997, respectively. Included in accounts payable is an amount due to this transportation company of $34,695 and $43,089 at December 31, 1998 and 1997, respectively.

8. COMMITMENTS AND CONTINGENCIES:

  Litigation

     The Partnership is involved in disputes, claims and legal actions arising in the ordinary course of business. Management does not believe the outcome of such matters will have a material adverse effect on the Partnership's financial position or results of operations.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

  Environmental and Regulatory Risk

     The Partnership is subject to federal, state and local laws and regulations adopted for the protection of the environment. The laws and regulations primarily applicable to the Partnership are those related to air emissions and treatment and disposal of biosolids materials. Noncompliance with environmental laws and regulations can result in the imposition of civil or criminal fines or penalties. Management believes that it is in material compliance with environmental laws relating to the Partnership's operations.

  Leases

     The Partnership has entered into several long-term lease agreements for office space and equipment. Rent expense under operating leases was approximately $282,285 and $344,528 for the years ended December 31, 1998 and 1997, respectively. Minimum annual rental commitments under these leases are as follows (in thousands):

For the fiscal year ending December 31 --
  1999......................................................   $138
  2000......................................................     86
  2001......................................................     80
  2002......................................................     16
  2003......................................................     --
                                                               ----
                                                               $320
                                                               ====

9. SIGNIFICANT CUSTOMERS:

     Significant customers are defined as those that account for greater than 10 percent of the Partnership's revenues. One customer accounted for approximately 16 percent of the Partnership's revenues for the years ending December 31, 1998 and 1997.

10. SUBSEQUENT EVENT:

     Under the bylaws of NETCO and NETCO-CT, in the event of a shareholder's death, NETCO and NETCO-CT shall pay the estate of the deceased shareholder an amount equal to the established value of the stock, as defined. This provision in the bylaws was triggered as a result of a shareholder's death subsequent to year-end. This provision has been delayed by management as a result of the proposed transaction with Synagro described above.

     Subsequent to December 31, 1998, the Partnership entered into two commitments to purchase certain incineration equipment for a value of approximately $1,047,000.

11. EVENTS SUBSEQUENT TO DATE OF AUDITOR'S REPORT (UNAUDITED):

     On January 27, 2000, Synagro Technologies, Inc. (Synagro) closed the acquisition of RESTEC. The aggregate purchase price consisted of $30.4 million in cash (which is net of certain adjustments, including approximately $2.3 million in bonuses to certain RESTEC employees which Synagro agreed to pay after closing) and assumed indebtedness and 1,325,000 shares of Synagro common stock. Additional purchase price of up to $12 million will be payable to the RESTEC shareholders and key employees if certain performance targets are met. The acquisition will be accounted for as a purchase; accordingly, the purchase price will be allocated to the underlying assets and liabilities based on their respective estimated fair values at the date of the acquisition. Synagro estimates that approximately $36 million will be recorded as goodwill.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                       UNAUDITED COMBINED BALANCE SHEETS
                               SEPTEMBER 30, 1999

                                     ASSETS

                                                                  1999
                                                               -----------
Current assets:
  Cash......................................................   $ 1,461,954
  Funds held in trust.......................................     2,286,137
  Accounts and other receivables, net.......................     1,929,050
  Prepaid expenses and other current assets.................       469,472
                                                               -----------
          Total current assets..............................     6,146,613
Property and equipment, net.................................    13,460,591
Other assets -- net.........................................     2,545,595
                                                               -----------
          Total Assets......................................   $22,152,799
                                                               ===========

                      LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses.....................   $ 1,887,823
  Revolving line of credit..................................            --
  Current maturities of long-term debt......................    13,042,249
                                                               -----------
          Total current liabilities.........................    14,930,072
Long-term debt, less current maturities.....................     4,350,709
COMMITMENTS AND CONTINGENCIES
Owners' equity:                                                  2,872,018
                                                               -----------
          Total liabilities and owners' equity..............   $22,152,799
                                                               ===========

                            See accompanying notes.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                  UNAUDITED COMBINED STATEMENTS OF OPERATIONS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                 1999          1998
                                                              -----------   -----------
Revenues....................................................  $17,822,528   $16,631,872
Cost of Revenues............................................   12,482,087    11,553,971
                                                              -----------   -----------
          Gross profit......................................    5,340,441     5,077,901
Selling, General and Administrative Expenses................    2,718,995     2,208,314
                                                              -----------   -----------
          Income from operations............................    2,621,446     2,869,587
Other (Income) Expense:
  Interest expense..........................................    1,006,829     1,136,305
  Other (income) expense, net
                                                              -----------   -----------
Net Income..................................................  $ 1,614,617   $ 1,733,282
                                                              ===========   ===========

                            See accompanying notes.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                  UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
                FOR THE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                 1999           1998
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $ 1,614,617    $ 1,733,282
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................    1,474,380      1,497,473
     Changes in operating assets and liabilities --
       Funds held in trust..................................     (437,465)      (347,268)
       Accounts and other receivables.......................    1,482,844     (1,027,233)
       Prepaid expenses and other current assets............     (397,801)      (371,879)
       Accounts payable and accrued expenses................     (110,977)       943,546
       Other assets.........................................      270,314        378,603
                                                              -----------    -----------
          Net cash provided by operating activities.........    3,895,912      2,806,524
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Net additions to property and equipment...................   (1,033,168)       (39,004)
                                                              -----------    -----------
          Net cash used in investing activities.............   (1,033,168)       (39,004)
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt -- net.......................       14,964             --
  Net payment on revolving line of credit...................     (721,429)      (436,268)
  Net Distributions.........................................   (1,462,009)    (1,637,955)
                                                              -----------    -----------
          Net cash used in financing activities.............   (2,168,474)    (2,074,223)
                                                              -----------    -----------
NET INCREASE IN CASH........................................      694,272        693,297
CASH AT BEGINNING OF PERIOD.................................      767,684        348,123
                                                              -----------    -----------
CASH AT END OF PERIOD.......................................  $ 1,461,954    $ 1,041,423
                                                              ===========    ===========

                            See accompanying notes.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

                NOTES TO UNAUDITED COMBINED FINANCIAL STATEMENTS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

1. NATURE OF PARTNERSHIP'S BUSINESS:

  Basis of Presentation and Nature of Business

     The accompanying combined financial statements of Residual Technologies, Limited Partnership, and affiliates (the Partnership) include the accounts and operations of the entities described below which are under common ownership and control of one individual and the estate of an individual. All significant intercompany balances and transactions have been eliminated in combination.

     The Partnership manages the treatment and disposal of biosolids materials primarily on behalf of municipalities. The Partnership currently operates three sewage sludge facilities used in the treatment and disposal of biosolids materials. The Partnership has contracts to operate sludge processing facilities on behalf of the city of Waterbury, Connecticut (Waterbury), the Woonsocket Regional Wastewater Commission (WRWC) and the city of Woonsocket, Rhode Island (Woonsocket), and the Water Pollution Control Authority of New Haven, Connecticut (WPCA) (collectively, the host municipalities).

  Residual Technologies, Limited Partnership (L.P.)

     Residual Technologies, L.P. (RESTEC), is a Delaware limited partnership that is owned by its general partner, Residual Technologies Systems, Inc., and two limited partners. Residual Technologies Systems, Inc., is a Delaware S Corporation.

  New Haven Residuals, L.P.

     New Haven Residuals, L.P. (New Haven), is a Delaware limited partnership that is owned by its general partner, New Haven Residuals Systems, Inc., and an affiliated limited partner, RESTEC. New Haven Residuals Systems, Inc., is a Delaware S Corporation.

     New Haven operates a sewage sludge incineration facility in New Haven, Connecticut. Under a sludge agreement (the New Haven Agreement) between New Haven and an affiliate, NETCO-Connecticut, Inc., with the WPCA, the host municipality, New Haven provides sludge disposal services to the WPCA. The New Haven Agreement expires 10 years from the date of receipt by the WPCA of final permits from the State of Connecticut Department of Environmental Protection. Under the terms of the New Haven Agreement, New Haven processes and disposes sludge for the WPCA for an annual fixed operating fee paid in equal monthly installments. For each dry ton of sludge processed at the facility in excess of 26 dry tons per day, the WPCA will pay New Haven a contractually designated rate per dry ton of sludge. In addition, New Haven provides sludge disposal services to surrounding municipalities and pays royalty fees to the WPCA for outside sludge processed at the facility. The ownership of the facility will pass to the WPCA at the expiration of the New Haven Agreement. Under certain conditions, New Haven can cease operating the facility. Under these conditions, the WPCA would be required to repay New Haven the greater of New Haven's outstanding indebtedness, plus any applicable redemption costs, or unamortized capital costs.

  New England Treatment Company, Inc.

     New England Treatment Company, Inc. (NETCO), is a Rhode Island S Corporation that is owned by one individual and the estate of an individual.

     NETCO operates a sludge incineration facility under an agreement, as amended (the NETCO Agreement), which expires November 27, 2007, with the WRWC and Woonsocket. Under the terms of the NETCO Agreement, NETCO processes and disposes of up to seven dry tons of sludge a day for Woonsocket at no cost in exchange for the use of the city's facilities. The accompanying financial statements reflect revenues based on the estimated fair value of such processing and disposal services and a like amount in cost

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES of revenues for use of the facilities. For each dry ton of sludge processed in excess of seven dry tons per day, Woonsocket shall pay NETCO a contractually designated rate per dry ton of sludge. The NETCO Agreement stipulates that capital improvements made to the incineration facility by NETCO become the property of the WRWC and/or Woonsocket at the expiration of the NETCO Agreement. Under certain conditions, NETCO can cease operating the facility. Under these conditions, Woonsocket would be required to repay NETCO for unamortized capital costs.

  NETCO-Waterbury, L.P.

     NETCO-Waterbury, L.P. (NETCO-Waterbury), is a Delaware limited partnership that is owned by its general partner, NETCO-Waterbury Systems, Inc., and three limited partners. The limited partners consist of one individual, the estate of an individual and NETCO-Residuals Management, L.P., an affiliated entity. NETCO-Waterbury Systems, Inc., is a Delaware S Corporation.

     NETCO-Waterbury operates a sludge incineration facility under an agreement (the Waterbury Agreement) which expires December 2016 with Waterbury. Under the terms of the Waterbury Agreement, NETCO-Waterbury processes and disposes sludge for Waterbury for an annual fixed operating fee paid in equal monthly installments. For each dry ton of sludge processed at the facility in excess of 5,720 dry tons per year, Waterbury shall pay NETCO-Waterbury a contractually designated rate per dry ton of sludge. In addition, NETCO-Waterbury provides sludge disposal services to surrounding municipalities and pays royalty fees to Waterbury for outside sludge processed at the facility. The Waterbury Agreement stipulates that all capital improvements made by NETCO-Waterbury to the sludge facility will be purchased by Waterbury for one dollar at the completion of the Waterbury Agreement. Under certain conditions, NETCO-Waterbury can cease operating the facility. Under these conditions, Waterbury would be required to repay NETCO-Waterbury for unamortized capital costs.

  NETCO-Residuals Management, L.P.

     NETCO-Residuals Management, L.P. (NETCO-RM), is a Delaware limited partnership that is owned by its general partner, NETCO-Residuals Management Systems, Inc., and two limited partners, an individual and the estate of an individual. NETCO-Residuals Management Systems, Inc., is a Delaware S Corporation.

     NETCO-RM is a marketing entity for sludge processing capacity at NETCO -Waterbury. NETCO-RM sells its services to municipalities located in the northeastern United States. As defined under an agreement with NETCO-Waterbury, NETCO-RM is required to utilize NETCO-Waterbury's excess sludge disposal capacity for processing sludge it receives under eligible contracts with its customers. This agreement grants a security interest in certain of NETCO-RM's assets, revenues and contracts to NETCO-Waterbury, serving, in part, as collateral for the NETCO-Waterbury bonds.

  Fairhaven Residuals, L.P.

     Fairhaven Residuals, L.P. (Fairhaven), is a Delaware limited partnership that is owned by its general partner, Fairhaven Residuals Systems, Inc., and an affiliated limited partner, Residual Technologies, L.P. Fairhaven Residuals Systems, Inc., is a Delaware S Corporation.

     Fairhaven is developing plans for a sewage sludge disposal facility in Fairhaven, Massachusetts, and has obtained a 20-year lease, contingent upon obtaining the required approvals for the construction of the facility. In the event the lease is terminated, Fairhaven is obligated to provide the city of Fairhaven, Massachusetts, free disposal of biosolids for 12 months from the date of termination.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

  NETCO-Connecticut, Inc.

     NETCO-Connecticut, Inc. (NETCO-CT), is a Delaware S Corporation owned by one individual and the estate of an individual. NETCO-CT is a party to the New Haven Agreement and is otherwise currently an inactive corporation.

  Interim Financial Information

     The interim financial statements for the nine months ended September 30, 1999, and 1998, are unaudited, and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the results of operations with respect to the interim financial statements have been included. The result of operations for the interim period are not necessarily indicative of the results for the entire fiscal year.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Cash and Cash Equivalents

     The Partnership considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

  Funds Held in Trust

     Funds held in trust represent monies held by First Fidelity Bank and State Street Bank and Trust Company of Connecticut, National Association (the Trustees) for the loan agreements between the CDA and Waterbury and New Haven, respectively. As a requirement of the loan agreements, the partnerships, on a stand-alone basis, must meet the requirements stipulated per the respective agreements dated June 1, 1995, and June 1, 1996. The loans, depending on the terms of the related indenture, require that certain monies be placed in restricted fund accounts to be used for various designated purposes (i.e., debt service funds, repair and replacement funds, etc.). Such restricted fund accounts have been presented separately in the accompanying combined balance sheets. Monies in the funds will remain restricted until such time as the related loans mature or are paid off, whichever occurs first.

  Revenue Recognition

     Revenues under the New Haven Agreement and the Waterbury Agreement are recognized based on a fixed operating fee paid as services are provided. If sludge exceeds a defined amount per the applicable operating agreement, additional fees are charged to the host municipality as services are rendered based upon a contractually determined rate. Revenues under the NETCO Agreement are recognized based upon tons hauled, at a fixed fee per ton hauled, subject to adjustment, as services are rendered.

     Revenues may also be earned on sludge processed for outside customers. Such revenues are recognized as services are provided. Under the agreements with the host municipalities, the host municipalities are entitled to a royalty for outside sludge processed at the facility.

  Debt Issuance Costs

     The Partnership has deferred certain loan costs incurred in connection with the issuance of its indebtedness. These debt issuance costs are stated at cost, less accumulated amortization and are being amortized on the straight-line method over the term of the related debt.

           RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP, AND AFFILIATES

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

  Start-Up Activities

     The Partnership expenses start-up activities related to the facilities as incurred.

  Property and Equipment

     Property and equipment are recorded at cost. Expenditures in the nature of normal repairs and maintenance are charged to operations as incurred. Expenditures for major renewals and betterments which extend useful lives of existing equipment are capitalized and depreciated. Upon disposition or retirement of property and equipment, the cost and related accumulated depreciation are eliminated from the respective accounts, and the resulting gain or loss is included in the combined statement of operations.

     Interest is capitalized in connection with the construction of major facilities. The capitalized interest is recorded as part of the asset to which it relates and is amortized over the asset's estimated useful life.

     Depreciation is computed by the straight-line method over the shorter of the estimated useful lives of the assets or the term of the operating agreements with the host municipalities.

  Realization of Long-Lived Assets

     The Partnership follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

  Income Taxes

     No provision for federal income taxes is made in the accounts of the Partnership since such taxes are liabilities of the partners and depend upon their respective tax situations. Further, partner capital accounts reflected in the accompanying financial statements differ from amounts reported in the Partnership's federal income tax returns because of differences in accounting policies adopted for financial and tax reporting purposes.

     Corporate entities within the Partnership structure, as defined above, have elected to be treated as S Corporations for income tax reporting purposes. For these companies, no provision for federal income taxes is presented in the combined financial statements since such taxes are liabilities of the shareholders and depend upon their respective tax situations. Certain entities are subject to state income taxes, and provisions thereon are reflected in the combined statements of operations. A provision is made for current and deferred state income taxes, as applicable. Deferred state income taxes are provided on temporary differences between the financial and tax bases of assets and liabilities relating primarily to property and equipment.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Ecosystematics, Inc.:

     We have audited the accompanying balance sheet of Ecosystematics, Inc. (the Company), as of December 31, 1998, and the related statements of operations, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ecosystematics, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
September 28, 1999

                              ECOSYSTEMATICS, INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1998

                                     ASSETS

Current assets:
  Cash......................................................   $ 26,960
  Accounts receivable, net of allowance of $15,847..........    309,175
  Employee receivables......................................      5,023
  Prepaid expenses..........................................      8,217
                                                               --------
          Total current assets..............................    349,375
Property and equipment, net.................................    142,427
                                                               --------
          Total assets......................................   $491,802
                                                               ========

                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses.....................   $ 23,838
                                                               --------
          Total current liabilities.........................     23,838
COMMITMENTS AND CONTINGENCIES
Shareholders' equity:
  Common stock..............................................        100
  Additional paid-in capital................................      5,824
  Retained earnings.........................................    462,040
                                                               --------
          Total shareholders' equity........................    467,964
                                                               --------
          Total liabilities and shareholders' equity........   $491,802
                                                               ========

   The accompanying notes are an integral part of these financial statements.

                              ECOSYSTEMATICS, INC.

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues....................................................   $1,307,334
Cost of Revenues............................................      993,714
                                                               ----------
          Gross profit......................................      313,620
Selling, General and Administrative Expenses................      274,913
                                                               ----------
          Income from operations............................       38,707
Other Income................................................        1,679
                                                               ----------
Net Income..................................................   $   40,386
                                                               ==========

   The accompanying notes are an integral part of these financial statements.

                              ECOSYSTEMATICS, INC.

                       STATEMENT OF SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                               COMMON STOCK     ADDITIONAL                  TOTAL
                                              ---------------    PAID-IN     RETAINED   SHAREHOLDERS'
                                              SHARES   AMOUNT    CAPITAL     EARNINGS      EQUITY
                                              ------   ------   ----------   --------   -------------
BALANCE, December 31, 1997..................   100      $100      $5,824     $435,654     $441,578
  Distributions.............................    --        --          --      (14,000)     (14,000)
  Net income................................    --        --          --       40,386       40,386
                                               ---      ----      ------     --------     --------
BALANCE, December 31, 1998..................   100      $100      $5,824     $462,040     $467,964
                                               ===      ====      ======     ========     ========

   The accompanying notes are an integral part of these financial statements.

                              ECOSYSTEMATICS, INC.

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................   $ 40,386
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................     34,837
     Changes in operating assets and liabilities --
       Decrease in --
          Accounts receivable...............................      9,499
          Related-party receivables.........................      5,620
          Prepaid expenses..................................      6,531
       Increase in --
          Accounts payable and accrued expenses.............      4,755
                                                               --------
            Net cash provided by operating activities.......    101,628
                                                               --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment.......................    (65,202)
                                                               --------
            Net cash used in investing activities...........    (65,202)
                                                               --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Distribution to shareholders..............................    (14,000)
                                                               --------
            Net cash used in financing activities...........    (14,000)
                                                               --------
NET INCREASE IN CASH........................................     22,426
CASH, beginning of year.....................................      4,534
                                                               --------
CASH, end of year...........................................   $ 26,960
                                                               ========

   The accompanying notes are an integral part of these financial statements.

                              ECOSYSTEMATICS, INC.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1. BUSINESS AND ORGANIZATION:

     Ecosystematics, Inc. (the Company), a Florida corporation, is engaged in the biosolids management business. The Company operates and provides maintenance for sanitary sewage disposal systems and waste water treatment plants. The Company serves customers in the Florida Keys.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Accounts Receivable and Provision for Doubtful Accounts

     The Company provides an allowance for doubtful accounts based upon the specific identification of accounts receivable where collection is no longer deemed probable.

  Property and Equipment

     Property and equipment are stated at cost. Depreciation is being provided using the straight-line method over estimated useful lives of five to 10 years.

     Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which extend useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

  Related-Party Receivables

     Related-party receivables consisted of loans due from employees of $5,023.

  Shareholders' Equity

     The Company had 100 shares of common stock authorized and 100 shares issued and outstanding as of December 31, 1998.

  Revenue Recognition

     The Company recognizes revenue when services are provided.

  Income Taxes

     The Company is an S Corporation, as defined by the Internal Revenue Code whereby the Company is not subject to taxation for federal purposes. Under S Corporation status, each shareholder reports his share of the Company's taxable earnings or losses in his personal federal and state tax returns.

  Fair Values

     The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities are reasonable estimates of their fair values due to the short-term maturities of these instruments.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              ECOSYSTEMATICS, INC.

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

3. PROPERTY AND EQUIPMENT:

     Property and equipment consists of the following as of December 31, 1998:

                                                               ESTIMATED
                                                              USEFUL LIVES
                                                                IN YEARS
                                                              ------------
Transportation equipment....................................         5       $ 172,327
Machinery and equipment.....................................       5-7          50,679
Furniture and fixtures......................................      5-10          52,608
                                                                             ---------
                                                                               275,614
Less -- Accumulated depreciation............................                  (133,187)
                                                                             ---------
          Property and equipment, net.......................                 $ 142,427
                                                                             =========

4. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS:

     Activity in the Company's allowance for doubtful accounts receivable for the year ended December 31, 1998, consists of the following:

Balance at beginning of year..............................   $12,298
Additions to costs and expenses...........................     3,549
                                                             -------
Balance at end of year....................................   $15,847
                                                             =======

5. RELATED-PARTY TRANSACTIONS:

     The Company leases office space from its two shareholders on a month-to-month basis. Total rent expense for the office space was $12,019 for the year ended December 31, 1998.

6. EMPLOYEE BENEFIT PLAN:

     The Company maintains a simplified employee pension (SEP) plan. An SEP plan is a pension plan that meets certain minimum qualifications regarding eligibility and employer contributions. The plan allows all employees who have worked during two preceding calendar years and earn a minimum of $5,000 annually to contribute a maximum of $6,000 per year. The Company makes matching contributions up to 3 percent of an employee's wages each year. The contributions made by the Company were $8,039 for the year ended December 31, 1998.

7. COMMITMENTS AND CONTINGENCIES:

     The Company is involved in disputes or legal actions arising in the ordinary course of business. Management does not believe the outcome of such legal actions will have a material adverse effect on the Company's financial position or results of operations.

                              ECOSYSTEMATICS, INC.

8. SUBSEQUENT EVENT:

     In February 1999, the Company entered into a loan agreement in the amount of $322,800 with the U.S. Small Business Administration. The loan bears interest at 4 percent and matures February 2029.

9. EVENTS SUBSEQUENT TO DATE OF AUDITOR'S REPORT (UNAUDITED):

     On February 4, 2000, Synagro closed the acquisition of Ecosystematics for cash consideration of approximately $1.6 million. The acquisition will be accounted for as a purchase; accordingly, the purchase price will be allocated to the underlying assets and liabilities based on their respective estimated fair values at the date of acquisition. Synagro estimates that approximately $383,000 will be recorded as goodwill.

                              ECOSYSTEMATICS, INC.

                           UNAUDITED BALANCE SHEET --
                               SEPTEMBER 30, 1999

                                     ASSETS

Current assets:
  Cash......................................................   $590,770
  Accounts receivable, net..................................    224,794
  Other current assets......................................     33,530
                                                               --------
          Total current assets..............................    849,094
Property and equipment, net.................................    119,313
                                                               --------
          Total assets......................................   $968,407
                                                               ========

                 LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
  Accounts payable and accrued expenses.....................   $ 24,324
                                                               --------
          Total current liabilities.........................     24,324
COMMITMENTS AND CONTINGENCIES
Long term debt..............................................    322,800
Shareholders' equity:
  Common stock..............................................        100
  Additional paid-in capital................................      5,824
  Retained earnings.........................................    615,359
                                                               --------
          Total shareholders' equity........................    621,283
                                                               --------
          Total liabilities and shareholders' equity........   $968,407
                                                               ========

                            See accompanying notes.

                              ECOSYSTEMATICS, INC.

                       UNAUDITED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                 1999         1998
                                                              ----------   ----------
Revenues....................................................  $1,083,232   $1,022,784
  Cost of Revenues..........................................     877,287      909,411
                                                              ----------   ----------
          Gross profit......................................     205,945      113,373
  Selling, General and Administrative Expenses..............      39,662       33,658
                                                              ----------   ----------
          Income from operations............................     166,283       79,715
  Other Interest Expense (Income)...........................       3,724       (1,434)
                                                              ----------   ----------
  Net Income................................................  $  162,559   $   81,149
                                                              ==========   ==========

                            See accompanying notes.

                              ECOSYSTEMATICS, INC.

                       UNAUDITED STATEMENT OF CASH FLOWS
             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                1999       1998
                                                              --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $162,559   $ 81,149
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................    26,128     26,128
     Changes in operating assets and liabilities --
       Decrease in --
          Accounts receivable...............................    62,529     12,012
          Prepaid expenses and other........................     1,562      6,269
       (Decrease) in --
          Accounts payable and accrued expenses.............       485    (17,928)
                                                              --------   --------
          Net cash provided by operating activities.........   253,263    107,630
                                                              --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property and equipment -- net................    (3,014)   (31,399)
                                                              --------   --------
  Net cash used in investing activities.....................    (3,014)   (31,399)
                                                              --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Notes payable -- net......................................   322,800         --
  Distribution to shareholders..............................    (9,239)    (4,000)
                                                              --------   --------
  Net cash used in financing activities.....................   313,561     (4,000)
                                                              --------   --------
NET CHANGE IN CASH..........................................   563,810     72,231
  Beginning of period.......................................    26,960      4,534
                                                              --------   --------
  End of period.............................................  $590,770   $ 76,765
                                                              ========   ========

                            See accompanying notes.

                              ECOSYSTEMATICS, INC.

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. BUSINESS AND ORGANIZATION:

     Ecosystematics, Inc. (the Company), a Florida corporation, is engaged in the biosolids management business. The Company operates and provides maintenance for sanitary sewage disposal systems and waste water treatment plants. The Company serves customers in the Florida Keys.

  Interim Financial Information

     The interim financial statements for the nine months ended September 30, 1999, and 1998, are unaudited, and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the results of operations with respect to the interim financial statements have been included. The result of operations for the interim period are not necessarily indicative of the results for the entire fiscal year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Accounts Receivable and Provision for Doubtful Accounts

     The Company provides an allowance for doubtful accounts based upon the specific identification of accounts receivable where collection is no longer deemed probable.

  Property and Equipment

     Property and equipment are stated at cost. Depreciation is being provided using the straight-line method over estimated useful lives of five to 10 years.

     Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which extend useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized in the statement of operations.

  Revenue Recognition

     The Company recognizes revenue when services are provided.

  Income Taxes

     The Company is an S Corporation, as defined by the Internal Revenue Code whereby the Company is not subject to taxation for federal purposes. Under S Corporation status, each shareholder reports his share of the Company's taxable earnings or losses in his personal federal and state tax returns.

  Fair Values

     The carrying amounts of cash, accounts receivable, accounts payable and accrued liabilities are reasonable estimates of their fair values due to the short-term maturities of these instruments.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions by management in determining the reported amounts of assets and liabilities and disclosures of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              ECOSYSTEMATICS, INC.

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Rehbein, Inc.:

     We have audited the accompanying combined balance sheets of the Biosolids Division of Rehbein, Inc., and affiliates, as defined in Note 1 (the Biosolids Division), as of May 31, 1999 and 1998, and the related combined statements of operations, divisional equity and cash flows for the years then ended. These financial statements are the responsibility of the management of the Biosolids Division. Our responsibility is to express an opinion on these combined financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of the Biosolids Division as of May 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
October 28, 1999

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                            COMBINED BALANCE SHEETS
                             MAY 31, 1999 AND 1998

                                     ASSETS

                                                                 1999         1998
                                                              ----------   ----------
Current assets:
  Cash and cash equivalents.................................  $   46,092   $       --
  Accounts receivable.......................................     554,698      537,732
  Related-party receivables, current, including accrued
     interest...............................................     171,083       98,583
  Prepaid expenses and other................................          --       19,909
                                                              ----------   ----------
          Total current assets..............................     771,873      656,224
Related-party receivables, long-term........................     556,000      343,500
Property, plant and equipment, net..........................   1,832,816    2,432,434
                                                              ----------   ----------
          Total assets......................................  $3,160,689   $3,432,158
                                                              ==========   ==========

                          LIABILITIES AND DIVISIONAL EQUITY

Current liabilities:
  Accounts payable and accrued liabilities..................  $  520,108   $  515,526
  Current maturities of long-term debt......................     962,370    1,044,170
                                                              ----------   ----------
          Total current liabilities.........................   1,482,478    1,559,696
Deferred credit.............................................     243,407           --
LONG-TERM DEBT, less current maturities.....................   1,196,767    1,045,658
COMMITMENTS AND CONTINGENCIES
DIVISIONAL EQUITY...........................................     238,037      826,804
                                                              ----------   ----------
          Total liabilities and divisional equity...........  $3,160,689   $3,432,158
                                                              ==========   ==========

                  The accompanying notes are an integral part
                    of these combined financial statements.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                       COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED MAY 31, 1999 AND 1998

                                                                 1999         1998
                                                              ----------   ----------
Revenues....................................................  $5,318,320   $4,484,489
Cost of Revenues............................................   3,044,575    2,590,932
                                                              ----------   ----------
          Gross profit......................................   2,273,745    1,893,557
Selling, General and Administrative Expenses................   1,545,763    1,386,092
Other Income (Expense):
  Interest expense..........................................    (161,323)    (147,982)
  Interest income, related-party receivables................      41,600       70,000
  Other, net................................................      17,631       (7,044)
                                                              ----------   ----------
Net Income..................................................  $  625,890   $  422,439
                                                              ==========   ==========

                  The accompanying notes are an integral part
                    of these combined financial statements.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                    COMBINED STATEMENTS OF DIVISIONAL EQUITY
                   FOR THE YEARS ENDED MAY 31, 1999 AND 1998

BALANCE, May 31, 1997.......................................  $ 2,053,795
  Net income................................................      422,439
  Distributions.............................................   (1,715,669)
  Contributions.............................................       66,239
                                                              -----------
BALANCE, May 31, 1998.......................................      826,804
  Net income................................................      625,890
  Distributions.............................................   (1,681,341)
  Contributions.............................................      466,684
                                                              -----------
BALANCE, May 31, 1999.......................................  $   238,037
                                                              ===========

                  The accompanying notes are an integral part
                    of these combined financial statements.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                       COMBINED STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED MAY 31, 1999 AND 1998

                                                                 1999           1998
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $   625,890    $   422,439
  Adjustments to reconcile net income to net cash provided
     by operating activities --
          Depreciation......................................      957,418        876,279
  Changes in operating accounts --
     Accounts receivable....................................      (16,966)       (22,549)
     Prepaid expenses and other.............................       19,909         67,753
     Accounts payable and accrued liabilities...............        4,582         40,462
                                                              -----------    -----------
          Net cash provided by operating activities.........    1,590,833      1,384,384
                                                              -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property, plant and equipment................     (399,393)    (1,049,883)
                                                              -----------    -----------
          Net cash used in investing activities.............     (399,393)    (1,049,883)
                                                              -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Principal payments on notes payable.......................   (1,044,170)    (1,168,906)
  Principal payments on related-party receivables...........           --        656,500
  Borrowings of notes payable...............................    1,113,479      1,650,959
  Contributions.............................................      466,684         66,239
  Distributions.............................................   (1,681,341)    (1,715,669)
                                                              -----------    -----------
          Net cash used in financing activities.............   (1,145,348)      (510,877)
                                                              -----------    -----------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........       46,092       (176,376)
Cash and cash equivalents, beginning of year................           --        176,376
                                                              -----------    -----------
Cash and cash equivalents, end of year......................  $    46,092    $        --
                                                              ===========    ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Interest paid.............................................  $   167,519    $   151,119

                  The accompanying notes are an integral part
                    of these combined financial statements.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS
                             MAY 31, 1999 AND 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Organization and Basis of Presentation

     Rehbein, Inc., a closely held Minnesota C Corporation, together with certain affiliated entities under common ownership, R&R Leasing, Inc. (R&R), a Minnesota S Corporation and Gordon Rehbein Farms (Rehbein Farms), a Minnesota sole proprietorship, operate, among other things, a business that primarily transports and disposes biosolids and other waste materials. These companies serve municipalities and other customers primarily in the metropolitan areas of Minneapolis, St. Paul, Duluth, International Falls, other towns in Minnesota and the upper Michigan peninsula, Wisconsin and Wisconsin's surrounding rural areas. Such business is hereafter referred to as "the Biosolids Division" or "the Company."

     The accompanying combined financial statements have been prepared in consideration of the possible sale of the Biosolids Division to Synagro Technologies, Inc. (Synagro) (see Note 7). The accompanying combined financial statements include the accounts of the entities described in the preceding paragraph that are attributable to the Biosolids Division. In preparing the combined statements of operations, certain expenses incurred by affiliated entities have been charged directly to or allocated to the operations of the Biosolids Division. Direct expenses such as labor costs have been recorded by the Company as incurred. Certain indirect and other expenses for which there is a measurable basis for allocation, such as rent and office expense, trucking and related costs and expenses, officer salaries, and general insurance have been allocated using various measurable bases. The patterns of usage related to these costs and expenses by the Company were used primarily as a basis of allocation of such costs. Management considers its methodologies for specifically identifying or allocating costs and expenses to the Company to be reasonable and to present fairly the costs and expenses of the Company. No provisions for income taxes have been provided in the accompanying combined financial statements since the Biosolids Division as presented herein is not a separate legal entity subject to income taxes. Such financial statements do not purport to represent the financial position or operations of Rehbein, Inc., and certain affiliates as a whole.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

  Major Customer and Risk Concentration

     Significant customers are those that account for greater than 10 percent of the Company's revenues. During the year ended May 31, 1999, four customers accounted for 25 percent, 16 percent, 10 percent and 10 percent, respectively, of the Company's combined revenues. During the year ended May 31, 1998, three customers accounted for 29 percent, 16 percent and 11 percent, respectively, of the Company's combined revenues.

     In addition, the Company grants credit, without collateral, to its customers. Consequently, the Company is subject to potential credit risk related to changes in business and economic factors within its markets. However, management believes that its contract acceptance, billing and collection policies are adequate to minimize the potential credit risk.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

  Property, Plant and Equipment

     Property, plant and equipment are carried at cost. Depreciation of assets is computed primarily using the straight-line method over lives ranging from three years to 20 years. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the assets are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

  Revenue Recognition

     The Company recognizes revenues when services are provided.

2. PROPERTY AND EQUIPMENT:

     Property and equipment as of May 31, 1999 and 1998, consists of the following:

                                                  ESTIMATED
                                               USEFUL LIVES IN
                                                    YEARS           1999          1998
                                               ---------------   -----------   -----------
Machinery and equipment......................        3-7         $ 3,102,196   $ 2,701,893
Transportation equipment.....................        3-7           3,428,251     3,269,749
Furniture and fixtures.......................        3-7              58,744        54,195
Buildings....................................         20                  --       201,779
Land.........................................        N/A                  --        37,337
                                                                 -----------   -----------
                                                                   6,589,191     6,264,953
Less -- Accumulated depreciation.............                     (4,756,375)   (3,832,519)
                                                                 -----------   -----------
          Property and equipment, net........                    $ 1,832,816   $ 2,432,434
                                                                 ===========   ===========

     Depreciation expense for the years ended May 31, 1999 and 1998, was $957,418 and $876,279, respectively.

3. DETAIL OF CERTAIN BALANCE SHEET ACCOUNTS:

     Accounts payable and accrued expenses as of May 31, 1999 and 1998, consist of the following:

                                                                1999       1998
                                                              --------   --------
Accounts payable, trade.....................................  $153,852   $200,039
Accrued compensation and benefits...........................   272,530    268,096
Other accrued expenses......................................    93,726     47,391
                                                              --------   --------
                                                              $520,108   $515,526
                                                              ========   ========

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

4. DEBT:

     As of May 31, 1999 and 1998, debt consisted of the following:

                                                                 1999         1998
                                                              ----------   -----------
Revolving working capital line of credit, interest at prime
  plus .5%, collateralized by real estate...................  $  327,700   $   227,700
Equipment notes due in monthly installments of principal and interest, maturing from October through November 2003,
  interest rates ranging from 6% through 9%, collateralized
  by equipment..............................................   1,831,437     1,862,128
                                                              ----------   -----------
          Total.............................................   2,159,137     2,089,828
Less -- Current maturities of long-term debt................    (962,370)   (1,044,170)
                                                              ----------   -----------
          Long-term debt, less current maturities...........  $1,196,767   $ 1,045,658
                                                              ==========   ===========

     On February 5, 1993, the Company entered a $350,000 revolving working capital line of credit. The credit facility is secured by property of the Company. The credit facility has been renewed each year and is scheduled to mature on February 17, 2000. The interest rate was changed upon the renewal at February 1998 from a fixed rate of 10 percent to a variable rate of prime plus
 .5 percent (a weighted average of 8.25 percent for fiscal year ended May 31, 1999). Amounts due under the line of credit as of May 31, 1999 and 1998, were $327,700 and $227,700, respectively.

     On January 16, 1997, the Company obtained another revolving working capital line of credit for $650,000. This credit facility is also secured by property of the Company. The credit facility matured January 16, 1999, as a result of an extension negotiated in January 1998 and bore interest at the prime rate plus
 .75 percent (a weighted average of 9.25 percent for fiscal year ended May 31, 1998). The Company did not carry a balance against the line of credit as of May 31, 1998.

     The aggregate annual maturities of long-term debt during the five years following May 31, 1999, and thereafter are as follows:

2000.....................................................  $  962,370
2001.....................................................     433,545
2002.....................................................     449,089
2003.....................................................     290,242
2004.....................................................      23,891
Thereafter...............................................          --
                                                           ----------
                                                           $2,159,137
                                                           ==========

5. COMMITMENTS AND CONTINGENCIES:

  Legal Matters

     The Company is involved in disputes or legal actions arising in the normal course of business. In the opinion of management, the resolution of these matters will not have a material adverse effect on the Company's combined financial position or results of operations.

  Labor Matters

     The Company is party to a collective bargaining agreement (the Agreement) with a union. The Agreement expires on May 31, 2001. In connection with the Company's collective bargaining agreements with its union, the Company participates with other companies in the union's multiemployer pension and welfare plans (the Plans). The Plans cover all of the Company's union employees. The Employee Retirement Income

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

Security Act of 1974, as amended by the Multi-Employer Pension Plan Act of 1980, imposes certain liabilities upon employers who are contributors to a multiemployer plan in the event of the employer's withdrawal from, or upon termination of, such plan. The Company has no plans to withdraw from the Plans. The Plans do not maintain information on net assets and actuarial present value of the accumulated share of the Plans' unfunded vested benefits allocable to the Company, and amounts, if any, for which the Company may be contingently liable are not ascertainable at this time. The Company is obligated to fund certain pension and welfare benefits in accordance with rate scales as defined in the Agreement. Contributions made pursuant to the Agreement were $127,313 and $114,005 for the years ended May 31, 1999 and 1998, respectively.

  Profit-Sharing Plan

     Effective June 1, 1991, the Company adopted a profit-sharing retirement plan (the Plan) for its nonunion employees. An employee with a minimum age of 21 becomes eligible to participate in the Plan after one year of service and after having worked for more than 1,000 hours. Vesting begins after one year of service, and an employee is fully vested after six years. Contributions to the Plan are at the discretion of the Company. No contributions were made to the Plan for the years ended May 31, 1999 and 1998.

6. RELATED-PARTY TRANSACTIONS:

  Related-Party Receivables

     As of May 31, 1999 and 1998, the Company had a receivable of $343,500 and $343,500, respectively, due from an owner relating to a prior-period sale of property. Interest accrues on the note at a rate of 7 percent per annum. Accrued interest on the receivable as of May 31, 1999 and 1998, was $123,083 and $98,583, respectively. The receivable calls for quarterly payments of principal of $30,000 plus interest and matures on January 1, 2002. Interest income for the years ended May 31, 1999 and 1998, included $24,500 and $70,000, respectively.

     During June 1998, the Company sold the land and office building in which it currently operates, with a net book value of approximately $42,000, to a related entity for $285,000. The "contract for deed" calls for an annual principal payment of $48,000 and an annual payment of interest equal to 7 percent of the unpaid balance. The purchase price of the property of $243,407 in excess of the net book value of the property sold has been recognized as a deferred credit in the accompanying combined balance sheet. The deferred credit will be recognized as a credit to equity as the related note receivable is collected. Interest income for the year ended May 31, 1999, included $17,100 of interest income related to the note receivable. As of May 31, 1999, the balance was $260,500, including accrued interest. Simultaneously with the sale of the building, the Company entered into an operating lease with the related entity to lease the office building on a month-to-month basis. Rent expense during 1999 under this related-party lease was $48,000.

     The Company uses certain land owned by the owners for land application purposes in disposing of volumes of biosolids waste materials transported by the Company. The use of such land for biosolids land application is provided to the Company at no cost. Management believes such arrangement mutually benefits the Company and the owners.

7. SUBSEQUENT EVENTS:

     On August 4, 1999, the Company's owners entered into a letter of intent to sell the Biosolids Division to Synagro Technologies, Inc., a biosolids management company located in Houston, Texas. Pursuant to the proposed sale, Synagro will purchase the stock of Rehbein, Inc., and certain assets of R&R and Rehbein Farms. As such, Synagro will assume certain income tax liabilities of Rehbein, Inc. As discussed in Note 1, no provisions for income taxes have been provided in the accompanying combined financial statements of the Biosolids Division. Also, pursuant to the proposed sale, related-party receivables will be paid and substantially all outstanding liabilities will be settled prior to the consummation of the sale to Synagro.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

     As of May 31, 1999 and 1998, the stockholders' equity of Rehbein, Inc., was as follows:

                                                                1999        1998
                                                              --------   ----------
Common stock, $1 par value, 25,000 shares authorized, 10,000
  shares issued and outstanding.............................  $ 10,000   $   10,000
Additional paid-in capital..................................   435,832      435,832
Retained earnings...........................................   151,634      616,643
                                                              --------   ----------
Total stockholders' equity..................................  $597,466   $1,062,475
                                                              ========   ==========

     As of May 31, 1999 and 1998, Rehbein, Inc., has recorded a tax liability of $723,395 and $490,154, respectively.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                        UNAUDITED COMBINED BALANCE SHEET
                                OCTOBER 31, 1999

                                     ASSETS

                                                                  1999
                                                               ----------
Current assets:
  Cash and cash equivalents.................................   $   36,248
  Accounts receivable.......................................      688,600
  Related-party receivables, current, including accrued
     interest...............................................      171,083
  Prepaid expenses and other................................           --
                                                               ----------
          Total current assets..............................      895,931
Related-party receivables, long-term........................      556,000
Property, plant and equipment, net..........................    1,786,925
                                                               ----------
          Total assets......................................   $3,238,856
                                                               ==========

                    LIABILITIES AND DIVISIONAL EQUITY

Current Liabilities:
  Accounts payable and accrued liabilities..................   $  602,839
  Current maturities of long-term debt......................    1,078,002
                                                               ----------
          Total current liabilities.........................    1,680,841
Deferred credit.............................................      243,407
LONG-TERM DEBT, less current maturities.....................    1,311,410
COMMITMENTS AND CONTINGENCIES
DIVISIONAL EQUITY...........................................        3,198
                                                               ----------
          Total liabilities and divisional equity...........   $3,238,856
                                                               ==========

                            See accompanying notes.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                  UNAUDITED COMBINED STATEMENTS OF OPERATIONS
              FOR THE FIVE MONTHS ENDED OCTOBER 31, 1999 AND 1998

                                                                 1999         1998
                                                              ----------   ----------
Revenues....................................................  $2,001,793   $2,397,478
Cost of Revenues............................................   1,073,651    1,328,707
                                                              ----------   ----------
          Gross profit......................................     928,142    1,068,771
Selling, General and Administrative Expenses................     733,688      661,857
Other Income (Expense):
  Interest expense..........................................          --      (52,514)
                                                              ----------   ----------
Net Income..................................................  $  194,454   $  354,400
                                                              ==========   ==========

                            See accompanying notes.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                  UNAUDITED COMBINED STATEMENTS OF CASH FLOWS
              FOR THE FIVE MONTHS ENDED OCTOBER 31, 1999 AND 1998

                                                                1999        1998
                                                              ---------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $ 194,454   $ 354,400
  Adjustments to reconcile net income to net cash provided
     by operating activities --
       Depreciation.........................................    437,884     437,884
  Changes in operating accounts --
     Accounts receivable....................................   (133,902)   (369,680)
     Accounts payable and accrued liabilities...............     82,731     177,445
                                                              ---------   ---------
          Net cash provided by operating activities.........    581,167     600,049
                                                              ---------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of property, plant and equipment................   (391,993)    (31,763)
                                                              ---------   ---------
          Net cash used in investing activities.............   (391,993)    (31,763)
                                                              ---------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Notes payable -- net......................................    230,275     (40,683)
  Distributions.............................................   (429,293)   (441,876)
                                                              ---------   ---------
          Net cash used in financing activities.............   (199,018)   (482,559)
                                                              ---------   ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS........     (9,844)     85,727
  Cash and cash equivalents, beginning of period............     46,092          --
                                                              ---------   ---------
  Cash and cash equivalents, end of period..................  $  36,248   $  85,727
                                                              =========   =========

                            See accompanying notes.

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES

                     NOTES TO COMBINED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Organization and Basis of Presentation

     Rehbein, Inc., a closely held Minnesota C Corporation, together with certain affiliated entities under common ownership, R&R Leasing, Inc. (R&R), a Minnesota S Corporation and Gordon Rehbein Farms (Rehbein Farms), a Minnesota sole proprietorship, operate, among other things, a business that primarily transports and disposes biosolids and other waste materials. These companies serve municipalities and other customers primarily in the metropolitan areas of Minneapolis, St. Paul, Duluth, International Falls, other towns in Minnesota and the upper Michigan peninsula, Wisconsin and Wisconsin's surrounding rural areas. Such business is hereafter referred to as "the Biosolids Division" or "the Company."

     The accompanying combined financial statements have been prepared in consideration of the possible sale of the Biosolids Division to Synagro Technologies, Inc. (Synagro) (see Note 7). The accompanying combined financial statements include the accounts of the entities described in the preceding paragraph that are attributable to the Biosolids Division. In preparing the combined statements of operations, certain expenses incurred by affiliated entities have been charged directly to or allocated to the operations of the Biosolids Division. Direct expenses such as labor costs have been recorded by the Company as incurred. Certain indirect and other expenses for which there is a measurable basis for allocation, such as rent and office expense, trucking and related costs and expenses, officer salaries, and general insurance have been allocated using various measurable bases. The patterns of usage related to these costs and expenses by the Company were used primarily as a basis of allocation of such costs. Management considers its methodologies for specifically identifying or allocating costs and expenses to the Company to be reasonable and to present fairly the costs and expenses of the Company. No provisions for income taxes have been provided in the accompanying combined financial statements since the Biosolids Division as presented herein is not a separate legal entity subject to income taxes. Such financial statements do not purport to represent the financial position or operations of Rehbein, Inc., and certain affiliates as a whole.

  Interim Financial Information

     The interim financial statements for the five months ended October 31, 1999, and 1998, are unaudited, and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the results of operations with respect to the interim financial statements have been included. The result of operations for the interim period are not necessarily indicative of the results for the entire fiscal year.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

  Property, Plant and Equipment

     Property, plant and equipment are carried at cost. Depreciation of assets is computed primarily using the straight-line method over lives ranging from three years to 20 years. When assets are retired or otherwise

              BIOSOLIDS DIVISION OF REHBEIN, INC., AND AFFILIATES disposed of, the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the assets are compared to the asset's carrying amount to determine if an impairment of such property is necessary.

  Revenue Recognition

     The Company recognizes revenues when services are provided.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Whiteford Construction Company, Inc.:

     We have audited the accompanying balance sheet of Whiteford Environmental, a division of Whiteford Construction Company, Inc., as of December 31, 1998, and the related statements of operations, divisional equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Whiteford Environmental, a division of Whiteford Construction Company, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Houston, Texas
September 24, 1999

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                                 BALANCE SHEET
                               DECEMBER 31, 1998

                                     ASSETS

Current assets:
  Accounts receivable.......................................   $  715,724
  Prepaid expenses..........................................        2,770
                                                               ----------
          Total current assets..............................      718,494
Property and equipment, net.................................      305,309
                                                               ----------
          Total assets......................................   $1,023,803
                                                               ==========

                    LIABILITIES AND DIVISIONAL EQUITY

Current liabilities:
  Accounts payable and accrued liabilities..................   $   76,323
                                                               ----------
          Total current liabilities.........................       76,323
COMMITMENTS AND CONTINGENCIES
DIVISIONAL EQUITY...........................................      947,480
                                                               ----------
          Total liabilities and divisional equity...........   $1,023,803
                                                               ==========

   The accompanying notes are an integral part of these financial statements.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

Revenues....................................................   $2,256,032
Cost of Revenues............................................    1,472,317
                                                               ----------
          Gross profit......................................      783,715
Selling, General and Administrative Expenses................      352,438
                                                               ----------
          Net income........................................   $  431,277
                                                               ==========

   The accompanying notes are an integral part of these financial statements.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                         STATEMENT OF DIVISIONAL EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1998

BALANCE, December 31, 1997..................................   $443,417
  Net income................................................    431,277
  Contribution from other divisions.........................     72,786
                                                               --------
BALANCE, December 31, 1998..................................   $947,480
                                                               ========

   The accompanying notes are an integral part of these financial statements.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................   $431,277
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................    116,858
     Changes in operating assets and liabilities --
       Increase in accounts receivable......................   (575,123)
       Decrease in prepaid expenses.........................        230
       Increase in accounts payable and accrued
        liabilities.........................................     26,958
                                                               --------
          Net cash provided by operating activities.........        200
                                                               --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions of property and equipment....................       (200)
                                                               --------
          Net cash used in investing activities.............       (200)
                                                               --------
NET CHANGE IN CASH..........................................         --
CASH:
  Beginning of year.........................................         --
                                                               --------
  End of year...............................................   $     --
                                                               ========

   The accompanying notes are an integral part of these financial statements.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Organization and Basis of Presentation

     Whiteford Environmental (the Company) is a division of Whiteford Construction Company, Inc. (Whiteford), a closely held S Corporation incorporated in the state of Maryland and established in 1977. The Company provides biosolid material handling services to municipalities and other customers located in New York, Pennsylvania, New Jersey, Delaware, Virginia, North Carolina, Florida, Tennessee, Kentucky, Missouri, Ohio, Minnesota and Maryland.

     The accompanying statement of operations includes revenues directly attributable to the operations of the Company and costs and expenses both directly attributable to the Company as well as certain costs of Whiteford that have been allocated to the Company as further discussed below. Direct expenses, such as components of cost of sales and certain salaries, are recorded to the appropriate division of Whiteford as incurred. Certain indirect and other expenses for which there is a measurable basis for allocation, such as rent and office expense, officer salaries and general insurance, are allocated between the divisions of Whiteford using various measurable bases. The patterns of usage related to these costs and expenses by the Company were used primarily as a basis of allocation of such costs. Management considers its methodologies for specifically identifying or allocating costs and expenses to the Company to be reasonable and to present fairly the costs and expenses of the Company.

  Revenue Recognition

     The Company recognizes revenue at the time the services are provided. During 1998, three customers accounted for approximately 25 percent, 20 percent and 15 percent, respectively, of the Company's revenues. Any significant change in the Company's relationship with these customers could have a material adverse effect on the Company's operations.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

  Property and Equipment

     Property and equipment are recorded at cost and includes those assets owned by Whiteford that are utilized in the operations of the Company. Depreciation of property and equipment and amortization of leasehold improvements are accounted for on a straight-line method over the estimated useful lives of the assets of three to seven years. Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which extend useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any related gain or loss is recognized.

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared the asset's carrying amount to determine if an impairment of such property is necessary.

  Income Taxes

     Whiteford is an S Corporation, as defined by the Internal Revenue Code whereby Whiteford is not subject to taxation for federal purposes. Under S Corporation status, each stockholder reports his share of Whiteford's taxable earnings or loss in his personal federal and state tax returns. Thus, there is no income tax shown on the statement of operations of the Company.

2. PROPERTY AND EQUIPMENT:

     Property and equipment as of December 31, 1998, consists of the following:

                                                             ESTIMATED USEFUL
                                                              LIVES IN YEARS
                                                             ----------------
        Machinery and equipment............................        5-7            620,128
        Transportation equipment...........................        3-7            441,229
        Furniture and fixtures.............................        3-7             10,211
        Leasehold improvements.............................          7              5,040
                                                                                ---------
                  Total....................................                     1,076,608
Less -- Accumulated depreciation and amortization..........                       771,299
                                                                                ---------
        Property and equipment, net........................                       305,309
                                                                                =========

3. NONCASH FINANCING ACTIVITIES:

     During 1998, Whiteford's other divisions contributed property and equipment to the Company. This contribution was recorded as contributed capital at the basis of $72,786 and is reflected as part of divisional equity in the accompanying financial statements of the Company.

4. RELATED-PARTY TRANSACTIONS:

     The Company leases office space from the shareholder of Whiteford. The lease is currently on a month-to-month basis. Rent paid to the shareholder under this related-party lease was $22,850 for the year ended December 31, 1998.

5. COMMITMENTS AND CONTINGENCIES:

     The Company is involved in disputes or legal actions arising in the ordinary course of business. Management does not believe the outcome of such legal actions will have a material adverse effect on the Company's financial position or results of operations.

6. SUBSEQUENT EVENT:

     In July 1999, Whiteford entered into a letter of intent to sell the Company to Synagro Technologies, Inc., a biosolids management company located in Houston, Texas.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                            UNAUDITED BALANCE SHEET
                               SEPTEMBER 30, 1999

                                     ASSETS

Current assets:
  Accounts receivable.......................................  $737,389
                                                              --------
          Total current assets..............................   737,389
Property and equipment, net.................................   232,709
                                                              --------
          Total assets......................................  $970,098
                                                              ========

                  LIABILITIES AND DIVISIONAL EQUITY

Current liabilities:
  Accounts payable and accrued liabilities..................  $ 36,351
                                                              --------
          Total current liabilities.........................    36,351
COMMITMENTS AND CONTINGENCIES
DIVISIONAL EQUITY...........................................   933,747
                                                              --------
          Total liabilities and divisional equity...........  $970,098
                                                              ========

                            See accompanying notes.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                       UNAUDITED STATEMENT OF OPERATIONS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                 1999         1998
                                                              ----------   ----------
Revenues....................................................  $1,712,999   $1,086,163
Cost of Revenues............................................     930,917      870,413
                                                              ----------   ----------
          Gross profit......................................     782,082      215,750
Selling, General and Administrative Expenses................     267,464      219,247
                                                              ----------   ----------
          Net income........................................  $  514,618   $   (3,497)
                                                              ==========   ==========

                            See accompanying notes.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                       UNAUDITED STATEMENT OF CASH FLOWS

             FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 1998

                                                                1999       1998
                                                              --------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income................................................  $514,618   $  (3,497)
  Adjustments to reconcile net income to net cash provided
     by operating activities --
     Depreciation and amortization..........................        --          --
     Changes in operating assets and liabilities-
       Increase in accounts receivable......................   (21,665)   (282,214)
       Decrease in prepaid expenses.........................     2,770       3,000
       Increase in accounts payable and accrued
        liabilities.........................................    39,972      22,029
                                                              --------   ---------
          Net cash provided by operating activities.........   455,751    (304,740)
                                                              --------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Acquisitions of property and equipment....................    72,600      38,809
                                                              --------   ---------
          Net cash (used) provided in investing
            activities......................................    72,600      38,809
                                                              --------   ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net Distributions.........................................  (528,351)    265,931
                                                              --------   ---------
          Net cash (used) in financial activities...........  (528,351)    265,931
                                                              --------   ---------
NET CHANGE IN CASH..........................................        --          --
CASH:
  Beginning of period.......................................        --          --
                                                              --------   ---------
  End of period.............................................  $     --   $      --
                                                              ========   =========

                            See accompanying notes.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

                    NOTES TO UNAUDITED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Organization and Basis of Presentation

     Whiteford Environmental (the Company) is a division of Whiteford Construction Company, Inc. (Whiteford), a closely held S Corporation incorporated in the state of Maryland and established in 1977. The Company provides biosolid material handling services to municipalities and other customers located in New York, Pennsylvania, New Jersey, Delaware, Virginia, North Carolina, Florida, Tennessee, Kentucky, Missouri, Ohio, Minnesota and Maryland.

     The accompanying statement of operations includes revenues directly attributable to the operations of the Company and costs and expenses both directly attributable to the Company as well as certain costs of Whiteford that have been allocated to the Company as further discussed below. Direct expenses, such as components of cost of sales and certain salaries, are recorded to the appropriate division of Whiteford as incurred. Certain indirect and other expenses for which there is a measurable basis for allocation, such as rent and office expense, officer salaries and general insurance, are allocated between the divisions of Whiteford using various measurable bases. The patterns of usage related to these costs and expenses by the Company were used primarily as a basis of allocation of such costs. Management considers its methodologies for specifically identifying or allocating costs and expenses to the Company to be reasonable and to present fairly the costs and expenses of the Company.

  Interim Financial Information

     The interim financial statements for the nine months ended September 30, 1999, and 1998, are unaudited, and certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted. In the opinion of management all adjustments, consisting only of normal recurring adjustments, necessary to fairly present the results of operations with respect to the interim financial statements have been included. The result of operations for the interim period are not necessarily indicative of the results for the entire fiscal year.

  Revenue Recognition

     The Company recognizes revenue at the time the services are provided.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Property and Equipment

     Property and equipment are recorded at cost and includes those assets owned by Whiteford that are utilized in the operations of the Company. Depreciation of property and equipment and amortization of leasehold improvements are accounted for on a straight-line method over the estimated useful lives of the assets of three to seven years. Expenditures for repairs and maintenance are charged to expense as incurred. Expenditures for major renewals and betterments, which extend useful lives of existing equipment, are capitalized and depreciated. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts and any related gain or loss is recognized.

                            WHITEFORD ENVIRONMENTAL
              (A DIVISION OF WHITEFORD CONSTRUCTION COMPANY, INC.)

             NOTES TO UNAUDITED FINANCIAL STATEMENTS -- (CONTINUED)

  Realization of Long-Lived Assets

     The Company follows the provisions of Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Accordingly, in the event that facts and circumstances indicate that property and equipment or other assets may be impaired, an evaluation of recoverability would be performed. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared the asset's carrying amount to determine if an impairment of such property is necessary.

  Income Taxes

     Whiteford is an S Corporation, as defined by the Internal Revenue Code whereby Whiteford is not subject to taxation for federal purposes. Under S Corporation status, each stockholder reports his share of Whiteford's taxable earnings or loss in his personal federal and state tax returns. Thus, there is no income tax shown on the statement of operations of the Company.

                                LIST OF EXHIBITS

               Exhibit A -- Form of Synagro Technologies, Inc. Written Consent.
                       B -- Purchase Agreement by and between Synagro and GTCR Fund
                            VII, L.P., dated as of January 27, 2000.
                       C -- Fairness Opinion of Howard Frazier Barker Elliott, Inc.
                            dated January 21, 2000.
                       D -- Amendment to Certificate of Incorporation.
                       E -- Purchase and Sale Agreement dated October 20, 1999, by and among Synagro, Paul A. Toretta, Eileen Toretta as
                            Trustee of the Paul A. Toretta 1998 Grat, Frances A.
                            Guerrera ("Mrs. Guerrera"), as Executrix of the Estate of
                            Richard J. Guerrera, Mrs. Guerrera, individually, and
                            Mrs. Guerrera and Robert Dionne, as Co-Trustees of the
                            Richard J. Guerrera Revocable Trust under the Agreement
                            dated November 2, 1998, as amended.
                       F -- Agreement and Plan of Merger dated October 20, 1999, by and among Synagro, RESTEC Acquisition Corp., New England
                            Treatment Company, Inc., Paul A. Toretta, Frances A.
                            Guerrera ("Mrs. Guerrera"), Mrs. Guerrera, as Executrix
                            of the Estate of Richard A. Guerrera, Mrs. Guerrera,
                            individually, and Mrs. Guerrera and Robert Dionne, as
                            Co-Trustees of the Richard J. Guerrera Revocable Trust
                            under the Agreement dated November 2, 1998, as amended.
                       G -- Stock Purchase Agreement dated October 20, 1999, by and among Synagro, Christopher J. Schrader and Kathleen A.
                            Schrader.

                                                                       EXHIBIT A

                           SYNAGRO TECHNOLOGIES, INC.
                                 WRITTEN CONSENT

         By execution of this Written Consent, the undersigned, a holder of record of shares of Common Stock, par value $.002 per share ("Common Stock"), of Synagro Technologies, Inc. a Delaware corporation (the "Corporation"), hereby waives notice of a special meeting of the stockholders of the Corporation, and with respect to all shares of Common Stock listed below opposite the name of the undersigned, hereby irrevocably consents to the following action:

(1)      INITIAL TRANCHE

         AUTHORIZATION AND APPROVAL OF:

         (A) THE ISSUANCE OF 20,358.824 SHARES OF SERIES C PREFERRED STOCK, PAR VALUE $.002 PER SHARE, OF THE CORPORATION ("SERIES C PREFERRED STOCK") AND 2,641.176 SHARES OF SERIES D PREFERRED STOCK, PAR VALUE $.002 PER SHARE, OF THE CORPORATION ("SERIES D PREFERRED STOCK"), TO GTCR FUND VII, L.P. AND ITS AFFILIATES PURSUANT TO THE TERMS OF THE PURCHASE AGREEMENT, BY AND BETWEEN THE CORPORATION AND GTCR FUND VII, L.P. (THE "PURCHASE AGREEMENT");

         (B) THE CONVERSION OF ALL SHARES OF SERIES C PREFERRED STOCK INTO SHARES OF SERIES D PREFERRED STOCK, IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF THE SERIES C PREFERRED STOCK;

         (C) THE ISSUANCE OF AN AGGREGATE OF 3,286 SHARES OF SERIES D PREFERRED STOCK AND/OR SERIES C PREFERRED STOCK UPON THE EXERCISE OF THE WARRANTS INITIALLY ISSUED TO GTCR CAPITAL PARTNERS, L.P. AND ITS
         PERMITTED   TRANSFEREES  PURSUANT  TO  THE  TERMS  OF  THE  WARRANT
         AGREEMENT BY AND BETWEEN THE CORPORATION AND GTCR CAPITAL PARTNERS,
         L.P.,   AN  AFFILIATE  OF  GTCR  FUND  VII,   L.P.   (THE  "WARRANT
         AGREEMENT");  AND

         (D) THE ISSUANCE OF UP TO  10,514,400  SHARES OF COMMON STOCK (PLUS ANY
         SHARES  OF  COMMON  STOCK  ISSUABLE  UPON   CONVERSION  OF  ACCRUED
         DIVIDENDS ON THE PREFERRED STOCK), UPON THE CONVERSION OF SHARES OF SERIES D PREFERRED STOCK PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF THE SERIES D PREFERRED STOCK.

(2)      SUBSEQUENT FINANCINGS

         AUTHORIZATION AND APPROVAL OF:

         (A) THE ISSUANCE OF AN ADDITIONAL 102,000 SHARES OF CONVERTIBLE PREFERRED STOCK HAVING TERMS SUBSTANTIALLY SIMILAR TO THE SERIES D PREFERRED ("CONVERTIBLE PREFERRED STOCK") TO GTCR FUND VII, L.P. AND
         ITS  AFFILIATES,   PURSUANT  TO  THE  TERMS  OF  THE  PURCHASE
         AGREEMENT, AT A PRICE OF $1,000 PER SHARE OF CONVERTIBLE PREFERRED STOCK AND CONVERTIBLE INTO COMMON STOCK AT A PRICE TO BE DETERMINED BY THE CORPORATION'S BOARD OF DIRECTORS; PROVIDED THAT SUCH CONVERSION PRICE IS NOT ANTICIPATED TO BE LESS THAN $2.50 PER SHARE OF COMMON STOCK;

         (B) THE ISSUANCE OF UP TO 14,571 SHARES OF CONVERTIBLE PREFERRED STOCK UPON THE EXERCISE OF THE WARRANTS TO BE ISSUED TO GTCR CAPITAL PARTNERS, L.P. OR THE POTENTIAL TRANSFEREES IN CONNECTION WITH SUBSEQUENT LOANS PURSUANT TO THE TERMS OF THE WARRANT AGREEMENT.

         (C) THE ISSUANCE OF UP TO 46,628,400 SHARES OF COMMON STOCK, UPON THE CONVERSION OF SHARES OF CONVERTIBLE PREFERRED STOCK PURSUANT TO THE TERMS OF THE CERTIFICATES OF DESIGNATION OF THE CONVERTIBLE PREFERRED STOCK (PLUS ANY SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF ACCRUED DIVIDENDS ON THE PREFERRED STOCK).

(3)      AMENDMENT TO CERTIFICATE OF INCORPORATION

         AUTHORIZATION AND APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION IN ACCORDANCE WITH SECTION 242 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, WHICH CONSISTS OF THE AMENDMENT TO ARTICLE NINTH THEREOF ON EXHIBIT A ATTACHED HERETO.

         The record date for this action by written consent shall be January 17, 2000. Approval of the above-referenced proposal requires the affirmative vote of a majority of the shares of Common Stock outstanding as of the record date. To the extent that the requisite approval by written consent has been obtained, this action by written consent shall be deemed effective after the expiration of twenty-one (21) calendar days from the date on which an Information Statement describing such action is delivered to the stockholders of the Corporation.


Shares of Common Stock: ___________        _____________________________________

                                           Name: _______________________________


Dated:  January __, 2000

                                    EXHIBIT B

                               PURCHASE AGREEMENT

                                                                     EXECUTION


--------------------------------------------------------------------------------



                               PURCHASE AGREEMENT

                          Dated as of January 27, 2000

                                     Between

                           SYNAGRO TECHNOLOGIES, INC.

                                       and

                               GTCR FUND VII, L.P.



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
Section 1.  Authorization and Closing...........................................................................-1-
         1A.      Authorization of the Stock....................................................................-1-
         1B.      Purchase and Sale of the Stock................................................................-1-
         1C.      The Closing...................................................................................-2-

Section 2.  Conditions of Purchaser's Obligation at the Closing.................................................-2-
         2A.      Representations and Warranties; Covenants.....................................................-2-
         2B.      Certificates of Designation...................................................................-2-
         2C.      Professional Services Agreement...............................................................-2-
         2D.      Registration Agreement........................................................................-3-
         2E.      Other Documents...............................................................................-3-
         2F.      Authorization; Listing........................................................................-3-
         2G.      Amendment of Rights Agreement.................................................................-3-
         2H.      Shareholder Consent...........................................................................-3-
         2I.      Waiver of Vesting Upon Change in Control......................................................-3-
         2J.      Increase in Board Size; Appointment of Director...............................................-4-
         2K.      Closing Documents.............................................................................-4-
         2L.      Opinion of the Company's Counsel..............................................................-4-
         2M.      Opinion of Company General Counsel............................................................-4-
         2N.      Restec Acquisition Opinions...................................................................-5-
         2O.      Fees and Expenses.............................................................................-5-
         2P.      Compliance with Applicable Laws...............................................................-5-
         2Q.      Waiver........................................................................................-5-

Section 3.  Conditions to Purchaser's Obligation to Make Subsequent Purchases After the Closing Date............-5-
         3A.      Representations and Warranties................................................................-5-
         3B.      No Default....................................................................................-5-
         3C.      Approved Use..................................................................................-6-
         3D.      Acquisitions..................................................................................-6-
         3E.      Subordinated Debt Financing...................................................................-6-
         3F.      Certificates of Designation...................................................................-6-
         3G.      Opinion of Counsel to the Company.............................................................-6-
         3H.      Opinion of Company General Counsel............................................................-6-
         3I.      Acquisition Opinions..........................................................................-7-
         3J.      Closing Documents.............................................................................-7-
         3K.      Compliance with Applicable Laws...............................................................-7-

Section 4.  Covenants...........................................................................................-7-
         4A.      Financial Statements and Other Information....................................................-7-
                  (i)      Audit Report.........................................................................-7-
                  (ii)     Quarterly Reports....................................................................-8-
                  (iii)    Monthly Reports......................................................................-8-
                  (iv)     Reports to SEC and to Shareholders...................................................-8-
                  (v)      Notice of Default, Litigation and ERISA Matters......................................-8-
                  (vi)     Management Reports...................................................................-9-
                  (vii)    Projections.........................................................................-10-
                  (viii)   Other Information...................................................................-10-
         4B.      Inspection of Property.......................................................................-10-
         4C.      Listing......................................................................................-10-
         4D.      Section 203 of the DGCL......................................................................-10-
         4E.      Conversion of Series C Preferred.............................................................-11-
         4F.      Restrictions.................................................................................-11-
         4G.      Affirmative Covenants........................................................................-15-
         4H.      Current Public Information...................................................................-16-
         4I.      Public Disclosures...........................................................................-16-
         4J.      Unrelated Business Taxable Income............................................................-16-
         4K.      Hart-Scott-Rodino Compliance.................................................................-16-
         4L.      Rights Agreement.............................................................................-17-
         4M.      Filing of Information Statement..............................................................-17-
         4N.      Filing of Charter Amendment..................................................................-17-
         4O.      Board of Director Nominations................................................................-17-
         4P.      Authorization of Sixth Director..............................................................-17-

Section 5.  Transfer of Restricted Securities..................................................................-18-

Section 6.  Representations and Warranties of the Company......................................................-18-
         6A.      Shareholders Consent.........................................................................-18-
         6B.      Waiver of Vesting Upon Change in Control.....................................................-19-
         6C.      Organization, Corporate Power and Licenses...................................................-19-
         6D.      Capital Stock and Related Matters............................................................-19-
         6E.      Subsidiaries; Investments....................................................................-21-
         6F.      Authorization; No Breach.....................................................................-21-
         6G.      Financial Statements.........................................................................-22-
         6H.      Absence of Undisclosed Liabilities...........................................................-22-
         6I.      No Material Adverse Change...................................................................-23-
         6J.      Absence of Certain Developments..............................................................-23-
         6K.      Assets.......................................................................................-24-
         6L.      Real Property................................................................................-25-
                  (a)  Owned Properties........................................................................-25-
                  (b)  Leased Properties.......................................................................-25-
                  (c)  Real Property Disclosure................................................................-25-

         6M.      Tax Matters..................................................................................-26-
         6N.      Contracts and Commitments....................................................................-27-
         6O.      Intellectual Property Rights.................................................................-29-
         6P.      Litigation, etc..............................................................................-30-
         6Q.      Brokerage....................................................................................-30-
         6R.      Governmental Consent, etc....................................................................-30-
         6S.      Insurance....................................................................................-31-
         6T.      Employees....................................................................................-31-
         6U.      Employee Benefit Plans.......................................................................-31-
         6V.      Compliance with Laws.........................................................................-33-
         6W.      Environmental and Safety Matters.............................................................-33-
         6X.      Affiliated Transactions......................................................................-34-
         6Y.      Real Property Holding Corporation Status.....................................................-34-
         6Z.      Customers and Suppliers......................................................................-35-
         6AA.     Reports with the Securities and Exchange Commission..........................................-35-
         6BB.     Investment Company...........................................................................-35-
         6CC.     Section 203 of the DGCL; Takeover Statute....................................................-35-
         6DD.     Rights Agreement.............................................................................-36-
         6EE.     Disclosure...................................................................................-36-

Section 7.  Definitions........................................................................................-37-

Section 8.  Miscellaneous......................................................................................-48-
         8A.      Expenses.....................................................................................-48-
         8B.      Remedies.....................................................................................-48-
         8C.      Purchaser's Investment Representations.......................................................-49-
         8D.      Consent to Amendments........................................................................-49-
         8E.      Survival of Representations and Warranties...................................................-49-
         8F.      Successors and Assigns.......................................................................-50-
         8G.      Generally Accepted Accounting Principles.....................................................-50-
         8H.      Severability.................................................................................-50-
         8I.      Counterparts.................................................................................-50-
         8J.      Entire Agreement.............................................................................-50-
         8K.      Descriptive Headings; Interpretation.........................................................-50-
         8L.      Governing Law................................................................................-51-
         8M.      Notices......................................................................................-51-
         8N.      Indemnification..............................................................................-52-
                  (a)      General.............................................................................-52-
                  (b)      Environmental Liabilities...........................................................-53-
         8O.      Standstill...................................................................................-53-

                               PURCHASE AGREEMENT

                  THIS PURCHASE AGREEMENT (this "Agreement") is made as of January 27, 2000, between Synagro Technologies, Inc., a Delaware corporation (the "Company") and GTCR Fund VII, L.P., a Delaware limited partnership ("GTCR Fund VII" or the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

                  The parties hereto agree as follows:

                  Section 1.  Authorization and Closing.

                  1A. Authorization of the Stock. The Company shall authorize the issuance and sale to the Purchaser of 17,358.824 shares of its Series C Convertible Preferred Stock, par value $.002 per share (the "Series C Preferred"), having the rights and preferences set forth in Exhibit A attached hereto, and up to 2,641.176 shares of its Series D Convertible Preferred Stock, par value $.002 per share (the "Series D Preferred"), having the rights and preferences set forth in Exhibit B attached hereto. The Series C Preferred and the Series D Preferred are collectively referred to herein as the "Closing Preferred Stock." The Series D Preferred is convertible into shares of the Company's Common Stock, par value $0.002 per share (the "Common Stock").

                  1B. Purchase and Sale of the Stock.

                  (a) At the Closing (as defined in Section 1C below), subject to the terms and conditions set forth herein, the Company shall sell to the Purchaser and the Purchaser shall purchase from the Company, 17,358.824 shares of Series C Preferred and 2,641.176 shares of Series D Preferred, at a price of $1,000.00 per share.

                  (b) The Company engages in the biosolids management business and from time to time undertakes acquisitions which are synergistic with or otherwise complementary to its business. The Purchaser intends to provide up to $125 million in equity financing to the Company as the equity portion of the debt and equity financing necessary to fund such acquisitions (the "Future Acquisitions") and for certain other uses, in each case as approved by the Board of Directors of the Company (the "Board") and the Purchaser (an "Approved Use"). In order to implement the foregoing, the Purchaser may purchase from time to time after the Closing, upon the written request of the Board in connection with an Approved Use, up to an additional 105,000 shares of one or more series of Future Convertible Preferred Stock at a price of $1,000 per share (such amounts to be adjusted from time to time as a result of stock dividends, stock splits, recapitalization and similar events). In connection with each such purchase, the Board shall designate a series of Future Convertible Preferred Stock with a conversion price mutually agreed upon by the Board and the

Majority Holders (a "New Series"), taking into account, among other things, an assumed equity value for the Company equal to the result of (i) seven multiplied by the Company's earnings before interest, taxes and amortization minus (ii) the Company's outstanding indebtedness.

                  1C. The Closing. The closing of the purchase and sale of the Closing Preferred Stock to be purchased pursuant to Section 1B(a) (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 at 10:00 a.m. on January 27, 2000, or at such other place or on such other date as may be mutually agreeable to the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser stock certificates evidencing the Closing Preferred Stock to be purchased by the Purchaser, registered in the Purchaser's name, upon payment of the purchase price thereof by a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

                  Section 2. Conditions of Purchaser's Obligation at the Closing. The obligation of the Purchaser to purchase and pay for the Closing Preferred Stock to be purchased by it at the Closing is subject to the satisfaction as of the Closing of the following conditions:

                  2A. Representations and Warranties; Covenants. The representations and warranties contained in Section 6 hereof shall be true and correct in all material respects (other than representations and warranties qualified by a materiality standard including, without limitation, a Material Adverse Effect qualifier, which shall be true and correct in all respects) at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Closing.

                  2B. Certificates of Designation. The Company shall have duly adopted, executed and filed with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences establishing the terms and the relative rights and preferences of the Series C Preferred and the Series D Preferred in the form set forth in Exhibits A and B hereto, respectively, (the "Closing Certificates of Designation"), and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of its preferred stock, other than the certificates of designation establishing the terms of the Series A Preferred and Series B Preferred. The Closing Certificates of Designation shall be in full force and effect as of the Closing under the laws of Delaware and shall not have been amended or modified.

                  2C. Professional Services Agreement. The Company shall have entered into the Professional Services Agreement in form and substance substantially similar to Exhibit C attached hereto and the Professional Services Agreement shall be in full force and effect as of the Closing.

                  2D. Registration Agreement. The Company and the Purchaser shall have entered into a registration agreement in form and substance substantially similar to Exhibit D attached hereto (the "Registration Agreement"), and the Registration Agreement shall be in full force and effect as of the Closing.

                  2E. Other Documents. Each of the other Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

                  2F. Authorization; Listing. The Common Stock issuable upon conversion of the Series D Preferred shall have been duly authorized and reserved for issuance and such Common Stock shall have been approved for listing on the NASDAQ SmallCap Market ("Nasdaq"), subject to official notice of issuance.

                  2G. Amendment of Rights Agreement. The Company shall have amended its Rights Agreement to the extent set forth in the representation in
Section 6DD.

                  2H. Shareholder Consent. A majority of the Company's shareholders shall have executed an action on written consent (the "Shareholders Consent") approving (a) the conversion of Series C Preferred to Series D Preferred, (b) the issuance of the Common Stock issuable upon conversion of all of the shares of Preferred Stock (including the Series D Preferred issuable upon conversion of the Series C Preferred) and all of the Warrant Shares, in each case whether issued on the date hereof or in the future and (c) the amendment to Company's Restated Certificate of Incorporation as set forth in Exhibit E (the "Charter Amendment"), and the Company shall have delivered such executed consent to the Purchaser.

                  2I. Waiver of Vesting Upon Change in Control. Each employee and director of the Company who has the right (whether granted in an agreement, by action of the Board or otherwise) to have his or her options to purchase the Company's stock vest upon a "change in control" shall have executed a waiver providing that the Purchaser's and Lender's investment in the Company pursuant to the Purchase Agreement, the Subordinated Loan Agreement and the Warrant Agreement, whether on the date hereof or in the future, shall not be considered a "change in control" and shall not trigger vesting of such person's options. In addition, each employee who has an agreement with the Company that contains provisions allowing such agreement to be terminated upon a "change in control" or requiring the payment of severance upon a "change in control" shall have executed a waiver providing that the Purchaser's and Lender's investment in the Company pursuant to the Purchase Agreement, the Subordinated Loan Agreement and the Warrant Agreement, whether on the date hereof or in the future, shall not be considered a "change in control" for purposes of such agreement.

                  2J. Increase in Board Size; Appointment of Director. The Board shall have authorized an increase in the number of persons constituting the entire Board from four to five directors, and the Board shall have elected David
A. Donnini to fill such newly created vacancy and to serve as a director of the Company.

                  2K. Closing Documents. The Company shall have delivered to the Purchaser all of the following documents:

                           (a) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Section 1 and Sections 2A through 2J, inclusive, have been fully satisfied;

                           (b) certified copies of the resolutions duly adopted by the Board authorizing the execution, delivery and performance of this Agreement and the other Documents, the issuance and sale of the Closing Preferred Stock and the consummation of all other transactions contemplated by this Agreement; authorizing the execution and filing of the Closing Certificates of Designation; exempting GTCR Fund VII, GTCR Capital Partners, L.P. and their affiliates and associates from Section 203 of the Delaware General Corporate Law; authorizing the amendment to the Rights Agreement; and authorizing the Charter Amendment.

                           (c) certified copies of the Closing Certificates of Designation and the Company's bylaws, each as in effect at the Closing; and

                           (d) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal).

                  2L. Opinion of the Company's Counsel. The Purchaser shall have received an opinion from Locke, Liddell & Sapp LLP special counsel for the Company, which shall be addressed to the Purchaser, dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser.

                  2M. Opinion of Company General Counsel. The Purchaser shall have received an opinion from Alvin L. Thomas II, general counsel for the Company, which shall be addressed to the Purchaser, dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser.

                  2N. Restec Acquisition Opinions. The Purchaser shall have received an opinion (or permission to rely on an opinion) from each of the special counsels to the sellers in the Acquisition, relating to the transactions consummating the Acquisition, dated the Closing Date and in form and substance reasonably satisfactory to the Purchaser.

                  2O. Fees and Expenses. The Company shall have reimbursed each Purchaser for its fees and expenses as provided in Section 8A hereof.

                  2P. Compliance with Applicable Laws. The purchase of Closing Preferred Stock by the Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject the Purchaser to any penalty or liability under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which the Purchaser is subject.

                  2Q. Waiver. Any condition specified in this Section 2 may be waived only if such waiver is set forth in a writing executed by the Purchaser.

                  Section 3. Conditions to Purchaser's Obligation to Make Subsequent Purchases After the Closing Date. The Purchaser's obligation to purchase any Future Convertible Preferred Stock of the Company pursuant to
Section 1B(b) after the Closing Date is subject to the satisfaction of the following conditions, each as of the date of each such subsequent purchase:

                  3A. Representations and Warranties. All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than representations and warranties qualified by a materiality standard including, without limitation, a Material Adverse Effect qualifier, which shall be true and correct in all respects) as of the making of such subsequent purchase, before and after giving effect to such purchase and to the application of the proceeds therefrom, with the same effect as though such representations and warranties had been made on and as of such date, except that
(a) references to financial statements and the Latest Balance Sheet in such representations and warranties shall be deemed to refer for this purpose to the financial statements required to be provided to the Purchaser pursuant to
Section 4A hereof and the latest consolidated balance sheet of the Company required to be provided to the Purchaser pursuant to Section 4A hereof, respectively, and (b) references to the date of this Agreement, the Closing Date and the like shall be deemed to refer to the date of the making of such subsequent purchase.

                  3B. No Default. No Default or Event of Default (as such terms are defined in the Subordinated Loan Agreement) shall exist as of the date of such subsequent purchase or would result from the consummation of the borrowings by the Company under the Subordinated Loan Agreement made concurrently with such purchase of Future Convertible Preferred Stock.

                  3C. Approved Use. The Purchaser shall have received evidence satisfactory to it that the proceeds of such subsequent purchase will be used for the Approved Use. The Purchaser shall have approved the respective Future Acquisition or other Approved Use being financed therewith and the Purchaser shall have received such documents and deliveries in connection therewith as reasonably requested by the Purchaser.

                  3D. Acquisitions. No default or material breach of performance shall have occurred under the agreements related to the Future Acquisition, if any, for which the Future Convertible Preferred Stock is being purchased, and all of the buyers' material conditions to closing thereunder shall have been satisfied and not waived (except with the Purchaser's consent).

                  3E. Subordinated Debt Financing. The Lender shall have loaned (or will loan concurrently with the funding of the subsequent purchase) to the Company pursuant to the Subordinated Loan Agreement an amount equal to the purchase price for the Future Convertible Preferred Stock being purchased by the Purchaser.

                  3F. Certificates of Designation. The Company shall have duly adopted, executed and filed with the Secretary of State of Delaware a Certificate of Designation of Rights and Preferences establishing the terms and the relative rights and preferences of the New Series, which shall be identical in all respects the Series D Preferred Certificate of Designation set forth in Exhibit B hereto except with respect to the conversion price as agreed to by the Board and the Majority Holders pursuant to Section 1B(b) hereof (the "Future Certificate of Designation"), and the Company shall not have adopted or filed any other document designating terms, relative rights or preferences of its preferred stock, other than the certificates of designation establishing the terms of the Series A, Series B, Series C and Series D Preferred Stock and any other previously issued New Series. The Future Certificate of Designation shall be in full force and effect as of such Subsequent Closing under the laws of Delaware and shall not have been amended or modified.

                  3G. Opinion of Counsel to the Company. The Purchaser shall have received an opinion from the special counsel for the Company, which shall be addressed to the Purchaser, dated the date of the Subsequent Closing and in form and substance reasonably satisfactory to the Purchaser.

                  3H. Opinion of Company General Counsel. The Purchaser shall have received an opinion from Alvin L. Thomas II, general counsel for the Company, or his successor, if any, which shall be addressed to the Purchaser, dated the Subsequent Closing Date and in form and substance reasonably satisfactory to the Purchaser.

                  3I. Acquisition Opinions. To the extent the Company or any of its Subsidiaries receives (or is otherwise entitled to rely on) an opinion of counsel in connection with any Future Acquisition, such opinion shall also be addressed to the Purchaser or the Purchaser shall otherwise be entitled to rely thereon.

                  3J. Closing Documents. The Company shall have delivered to the Purchaser all of the following documents:

                           (a) an Officer's Certificate, dated the date of the purchase of the Future Convertible Preferred Stock (each a "Subsequent Closing"), stating that the conditions specified in Sections 3A through 3F, inclusive, have been fully satisfied;

                           (b) certified copies of the resolutions duly adopted by the Board authorizing the issuance and sale of the Future Convertible Preferred Stock and the filing of a Future Certificate of Designation to create the New Series.

                           (c) certified copies of the Company's certificate of incorporation and all of its certificates of designation and the Company's bylaws, each as in effect at the Subsequent Closing; and


                           (d) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal).

                  3K. Compliance with Applicable Laws. The purchase of Future Convertible Preferred Stock by the Purchaser hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject the Purchaser to any penalty or liability under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which the Purchaser is subject.

                  Section 4. Covenants.

                  4A. Financial Statements and Other Information. The Company shall deliver to the Purchaser (so long as the Purchaser holds any Preferred Stock) and to each holder of at least 15% of the Investor Preferred:

                           (i) Audit Report. Promptly when available and in any
event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such Fiscal Year certified without qualification by Arthur Andersen LLP or other independent auditors of recognized standing selected by the Company and reasonably acceptable to the Purchaser, together with a written statement from such accountants to the effect that in making the examination necessary for the signing of such annual audit report by such accountants, they have not become aware of any Event of Default or Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail and (b) consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidating statements of earnings for the Company and its Subsidiaries for such Fiscal Year, certified by the chief financial officer of the Company.

                           (ii) Quarterly Reports. Promptly when available and
in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter) of each Fiscal Year, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and consolidated statements of cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, certified by the chief financial officer of the Company.

                           (iii) Monthly Reports. Promptly when available and in
any event within 30 days after the end of each of the first two months of each Fiscal Quarter, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month, together with consolidated and consolidating statements of earnings for such month and for the period beginning with the first day of the applicable Fiscal Year and ending on the last day of such month, certified by the chief financial officer of the Company.

                           (iv) Reports to SEC and to Shareholders. Promptly
upon the filing or sending thereof, copies of all regular, periodic or special reports of the Company or any Subsidiary filed with the SEC (excluding exhibits thereto, provided that the Company shall promptly deliver any such exhibit to the Purchaser upon request therefor); copies of all registration statements of the Company or any Subsidiary filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to shareholders generally concerning material developments in the business of the Company or any of its Subsidiaries.

                           (v) Notice of Default, Litigation and ERISA Matters.
Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto:

                           (a) the occurrence of an Event of Default or a
Default under the Subordinated Loan Agreement or an Event of Noncompliance;

                           (b) any litigation, arbitration or governmental
investigation or proceeding not previously disclosed by the Company to the Purchaser which has been instituted or, to the knowledge of the Company, is threatened against the Company or any of its Subsidiaries or to which any of the properties of any thereof is subject which, if adversely determined, might reasonably be expected to have a Material Adverse Effect;

                           (c) the institution of any steps by any member of the
Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a lien under Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent; provided that such matter would reasonably be expected to have a Material Adverse Effect.

                           (d) any cancellation (without replacement) or
material change in any insurance maintained by the Company or any Subsidiary thereof, which would reasonably be expected to have a Material Adverse Effect;

                           (e) any event (including any violation of any
Environmental Law or the assertion of any Environmental Claim) which would reasonably be expected to have a Material Adverse Effect;

                           (f) any event or circumstance which requires the
Company to give notice to the Senior Lenders under the Credit Documents; or

                           (g) any notice of default received by it under any
Credit Document.

                           (vi) Management Reports. Promptly upon the request of
the Purchaser, copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with each annual or interim audit made by such auditors of the books of the Company.

                           (vii) Projections. As soon as practicable and in any
event within 60 days after the commencement of each Fiscal Year, financial projections for the Company and its Subsidiaries for such Fiscal Year prepared in a manner consistent with those projections delivered by the Company to the Purchaser prior to the Closing Date.

                           (viii) Other Information. From time to time such
other information concerning the Company and its Subsidiaries as the Purchaser may reasonably request.

                  4B. Inspection of Property. The Company shall permit any representatives designated by the Purchaser (so long as the Purchaser holds any Preferred Stock) or any holder of at least 15% of the outstanding Investor Preferred, upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries; provided that the Company shall have the right to have its chief financial officer present at any meetings with the Company's independent accountants.

                  4C. Listing. The Company shall use its reasonable best efforts to continue to have its Common Stock listed on Nasdaq or a national securities exchange for so long as any Preferred Shares are outstanding. Prior to the Closing, the Company shall prepare and submit to Nasdaq a listing application covering the shares of Common Stock issuable upon conversion of the Closing Preferred Stock (including the Series D Preferred issuable upon conversion of the Series C Preferred) and shall obtain approval for the listing of such shares, subject to official notice of issuance. Prior to each Subsequent Closing, the Company shall prepare and submit to Nasdaq a listing application covering the shares of Common Stock issuable upon conversion of the series of Future Convertible Preferred Stock to be purchased in connection with such Subsequent Closing and shall obtain approval for the listing of such shares, subject to official notice of issuance.

                  4D. Section 203 of the DGCL. The Board shall not adopt any resolution containing any provisions, relating to the exemption from Section 203 of the DGCL granted to the Purchaser or its Affiliates which would adversely affect or otherwise impair the rights of the Purchaser or its Affiliates thereunder.

                  4E. Conversion of Series C Preferred. The Company shall not take any action that would adversely affect or limit the rights of the Purchaser or its Affiliates to convert the Series C Preferred into Series D Preferred, in accordance with the terms thereof.

                  4F. Restrictions. For so long as the Purchaser holds shares of Investor Preferred convertible into at least 15% of the outstanding shares of Common Stock (after giving effect to such conversion), the Company shall not, without the prior written consent of the Majority Holders:

                           (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its equity securities, other than payments of dividends on, or redemption payments in respect of, the Preferred Stock pursuant to the Certificates of Designation;

                           (b) directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's equity securities (including, without limitation, warrants, options and other rights to acquire equity securities) other than redemptions of Preferred Stock pursuant to the Certificates of Designation;

                           (c) except as expressly contemplated by this Agreement or pursuant to obligations currently in effect, authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise), or permit any Subsidiary to authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise) of, (i) any notes or debt securities containing equity features (including, without limitation, any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (ii) any equity securities (or any securities convertible into or exchangeable for any equity securities) or rights to acquire any equity securities, other than the issuance of equity securities by a Subsidiary to the Company or another Subsidiary; provided, that, this Section 4F(c) shall not prevent the Company from (x) authorizing or issuing options to its employees and directors in an amount representing not more than 15% of the then-outstanding Common Stock (assuming exercise of the Warrants and conversion of all Preferred Stock) or (y) issuing equity securities in connection with an acquisition approved by the Purchaser;

                           (d) make, or permit any Subsidiary to, make, incur, assume or suffer to exist any Investment in any other Person, except (without duplication) the following:

                           (i) equity Investments existing on the Closing Date in wholly-owned Subsidiaries identified on the Subsidiaries Schedule;

                           (ii) equity Investments in Subsidiaries acquired after the Closing Date in transactions approved by the Purchaser including approved Future Acquisitions (unless not required to be approved pursuant to Section 4F(e));

                           (iii) in the ordinary course of business, contributions by the Company to the capital of any of its Subsidiaries, or by any such Subsidiary to the capital of any of its Subsidiaries;

                           (iv) in the ordinary course of business, Investments by the Company in any Subsidiary or by any of the Subsidiaries in the Company, by way of intercompany loans, advances or guaranties, all to the extent permitted by Section 6.9 of the Subordinated Loan Agreement;

                           (v) Suretyship Liabilities permitted by Section 6.9 of the Subordinated Loan Agreement;

                           (vi) loans to officers and employees not exceeding
                           (i) $115,000 in the aggregate to any single individual or (ii) $287,500 in the aggregate for all such individuals;

                           (vii) good faith deposits and escrow accounts in connection with prospective acquisitions of stock or assets for Future Acquisitions approved by the Lender;

                           (viii) Cash Equivalent Investments; and

                           (ix) bank deposits in the ordinary course of business; provided that the aggregate amount of all such deposits (excluding (x) amounts in payroll accounts or for accounts payable, in each case to the extent that checks have been issued to third parties, and (y) amounts maintained (in the ordinary course of business consistent with past practice) in accounts of any Person which is acquired by the Company or a Subsidiary in accordance with the terms hereof during the 45 days following the date of such acquisition) which are maintained with any bank other than a Senior Lender shall not at any time exceed (x) in the case of such deposits with any single bank, $115,000 for three consecutive Business Days and (y) in the case of all such deposits, $1,115,000 for three consecutive Business Days;

provided that no Investment otherwise permitted by clause (ii), (iii), (iv),
(v), (vi) or (vii) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Default or any Event of Noncompliance shall have occurred and be continuing.

                           (e) be a party to, or permit any Subsidiary to be a party to, any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables, except for (a) any such merger or consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into the Company or into, with or to any other Wholly-Owned Subsidiary;
         (b) any such purchase or other acquisition by the Company or any Wholly-Owned Subsidiary of the assets or stock of any Wholly-Owned Subsidiary; and (c) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the assets or stock of any other Person where (1) such assets (in the case of an asset purchase) are for use, or such Person (in the case of a stock purchase) is engaged, or after the acquisition will be, in the business activities permitted by Section 4F(f); (2) immediately before or after giving effect to such purchase or acquisition, no Event of Default or Default s under the Subordinated Loan Agreement shall have occurred and be continuing; (3) the aggregate consideration to be paid by the Company and its Subsidiaries (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP) in connection with such purchase or other acquisition after the date hereof (or any series of related acquisitions) is less than $3,000,000 for any single transaction or series of related transactions and less than $10,000,000 in the aggregate for all such transactions;
         (4) the Company is in pro forma compliance with all the financial ratios and restrictions set forth in Section 6.8 of the Subordinated Loan Agreement; and (5) the proceeds of any of the Preferred Stock hereunder are not used to finance such transactions. Notwithstanding the foregoing, the Company shall not, and shall not permit any Subsidiary to, consummate any such merger, consolidation or purchase described above within the 120 days immediately following the Closing Date without the prior written consent of the Purchaser other than Future Acquisitions approved by the Purchaser.

                           (f) enter into, or permit any Subsidiary to enter into, the ownership, active management or operation of any business other than the management, processing, collection, handling and disposal of non-hazardous bio-solid waste, animal manures, and green and other organic waste or similar non-hazardous waste-related business activities;

                           (g) enter into, or permit any Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Company and its Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

                           (h) become subject to, or permit any of its Subsidiaries to become subject to, any agreement or instrument which by its terms would (under any circumstances) restrict (A) the right of any Subsidiary to make loans or advances or pay dividends to, transfer property to, or repay any Debt owed to, the Company or any Subsidiary or (B) the Company's right to perform the provisions of this Agreement, the Certificates of Designation, the Bylaws or the other Documents;

                           (i) except as expressly contemplated by this Agreement, make any amendment to the Certificates of Designation or the Bylaws, or file any resolution of the Board with the Secretary of the State of Delaware, in each case containing any provisions which would increase the number of authorized shares of capital stock or adversely affect or otherwise impair the rights or the relative preferences and priorities of the holders of the Preferred Stock under this Agreement, the Certificates of Designation, the Bylaws or the other Documents; or

                           (j) create, incur, assume or suffer to exist or permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except:

                           (i) Debt under the Credit Agreement or Permitted Refinancing Debt with respect thereto in an aggregate principal amount at any one time outstanding (including loans, the nominal amount of outstanding letters of credit and all unused commitments) not to exceed (as determined from time to time, the "Maximum Senior Indebtedness") (A) $10,000,000 of revolving Senior Indebtedness, (B) $100,000,000 of term Senior Indebtedness, (C) $15,000,000 of additional Senior Indebtedness (whether revolving or term) and (D) up to $10,000,000 of additional Senior Indebtedness (whether revolving or term) incurred to fund the Rhode Island Project in each case with respect to this Section 4F(i) less the aggregate principal amount of any permanent reductions of commitments for revolving Senior Indebtedness or repayments of term Senior Indebtedness under the instruments governing such Senior Indebtedness (including, without limitation, payments actually applied to the Senior Indebtedness pursuant to Section 3.5 of the Subordinated Loan Agreement) and (D) guaranties in respect of Debt described in the foregoing clauses
                           (A), (B) and (C);

                           (ii) unsecured seller Debt which represents all or part of the purchase price payable in connection with a Future Acquisition approved by the Lender and the existing Debt listed on the attached "Unsecured Seller Debt Schedule"; provided that the aggregate principal amount of all such Debt (other than (i) the Debt designated with an asterisk on the Unsecured Seller Debt Schedule, and (ii) an unsecured seller note payable in connection with the acquisition of EPIC not in excess of $6,000,000, the payment of which is contingent upon the performance of EPIC) shall not at any time exceed $7,500,000;

                           (iii) Debt arising under Capital Leases, Debt secured by Liens permitted by subsection 6.10(c) or (d) of the Subordinated Loan Agreement and other Debt outstanding on the date hereof and listed on the attached Capital Lease Debt Schedule, and refinancings of any such Debt so long as the terms applicable to such refinanced Debt are no less favorable to the Company or the applicable Subsidiary than the terms in effect immediately prior to such refinancing, provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $15,000,000;

                           (iv) Debt of Subsidiaries owed to the Company;

                           (v) Hedging Obligations of the Company for the hedging of interest payments on the Senior Indebtedness to the extent required by the Credit Agreement;

                           (vi) unsecured Debt of the Company to Subsidiaries;

                           (vii) the RESTEC Bonds; provided that the RESTEC Bonds must be repaid or defeased not later than 360 days after the Closing Date; and

                           (viii) the Loans made pursuant to the Subordinated Loan Agreement.

                  4G. Affirmative Covenants. For so long as the Purchaser holds shares of Investor Preferred convertible into at least 15% of the outstanding shares of Common Stock (after giving effect to such conversion), the Company shall, and shall cause each Subsidiary to:

                           (a) comply with all applicable laws, rules and regulations of all governmental authorities, the violation of which would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole, and pay and discharge when payable all taxes, assessments and governmental charges (except to the extent the same are being contested in good faith and adequate reserves therefor have been established); and

                           (b) enter into and maintain appropriate nondisclosure and noncompete agreements with its key employees.

                  4H. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Restricted Securities may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Restricted Securities a written statement as to whether it has complied with such requirements.

                  4I. Public Disclosures. The Company shall not, nor shall it permit any Subsidiary to, disclose the Purchaser's name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of the Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to the Purchaser describing in reasonable detail the proposed content of such disclosure and shall permit the Purchaser to review and comment upon the form and substance of such disclosure.

                  4J. Unrelated Business Taxable Income. The Company shall not engage in any transaction which is reasonably likely to cause GTCR Fund VII or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in
Section 512 and Section 514 of the IRC.

                  4K. Hart-Scott-Rodino Compliance. In connection with any transaction in which the Company is involved (an "HSR Transaction") which is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR Act"), the Company and GTCR Fund VII shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with an HSR Transaction. The Company and GTCR Fund VII shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies, as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the HSR Transaction; provided that in no event shall the Company or GTCR Fund VII or any of its Affiliates be required to divest any of its assets or Subsidiaries. If GTCR Fund VII is required to make a filing under the HSR Act in connection with an HSR Transaction, the Company will provide to GTCR Fund VII all necessary information relating to the Company for such filing and will pay all fees associated with such filing.

                  4L. Rights Agreement. The Company will not further amend the Rights Agreement, or adopt any similar rights plan or rights agreement, in a manner that conflicts with, or restricts the Purchaser or any of its Affiliates to a greater extent than the amendment to the Rights Agreement as set forth in the representation in Section 6DD.

                  4M. Filing of Information Statement. Within twenty (20) days after the Closing, the Company shall file with the Securities and Exchange Commission an information statement pursuant to Section 14(c) and Regulation 14C of the Securities Exchange Act (an "Information Statement") regarding the Shareholders Consent. The Company shall comply with all of its obligations pursuant to Section 14(c) and Regulation 14C of the Securities Exchange Act in connection with the Shareholders Consent.

                  4N. Filing of Charter Amendment. Twenty-one calender days after the date that the Company sends or gives its shareholders the Information Statement relating to the Shareholders Consent, the Company shall file the Charter Amendment.

                  4O. Board of Director Nominations. For so long as the Purchaser holds shares of Investor Preferred convertible into at least 15% of the outstanding shares of Common Stock (after giving effect to such conversion), the Purchaser and the Nominating Committee of the Board shall have the right to mutually approve all nominations to elect or appoint persons to serve as members of the Board, other than directors elected pursuant to the Closing Certificates of Designation and the Future Certificates of Designation.

                  4P. Authorization of Sixth Director. At such time as the holders of the Series C Preferred convert such shares into Series D Preferred, the Board shall authorize an increase in the number of persons constituting the entire Board from five to six directors.

                  Section 5. Transfer of Restricted Securities.

                           (a) Restricted Securities are transferable only
pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in clause (b) below, any other legally available means of transfer.

                           (b) In connection with the transfer of any Restricted
Securities (other than a transfer described in Sections 5(a)(i) or (ii) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 8C. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and
Section 8C.

                           (c) Upon the request of the Purchaser, the Company
shall promptly supply to the Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

                  Section 6. Representations and Warranties of the Company. As a material inducement to the Purchaser to enter into this Agreement and purchase the Preferred Stock, the Company hereby represents and warrants to the Purchaser that:

                  6A. Shareholders Consent. The Shareholders Consent was executed by the stockholders of the Company set forth on the attached "Shareholders Consent Schedule", each of whom owns the number of shares of Common Stock indicated next to such person's name on the Shareholders Consent Schedule (the "Consenting Stockholders"). The Consenting Stockholders collectively own a majority of the outstanding Common Stock. The disclosure provided to the Consenting Stockholders in connection with the solicitation of the Shareholders Consent did not contain a material misstatement of fact or an omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading.

                  6B. Waiver of Vesting Upon Change in Control. Each employee and director of the Company who has the right (whether granted in an agreement, by action of the Board or otherwise) to have his or her options to purchase the Company's stock vest upon a "change in control" has executed a waiver providing that the Purchaser's and Lender's investment in the Company pursuant to the Purchase Agreement, the Subordinated Loan Agreement and the Warrant Agreement, whether on the date hereof or in the future, shall not be considered a "change in control" and shall not trigger vesting of such person's options. In addition, each employee who has an agreement with the Company that contains provisions allowing such agreement to be terminated upon a "change in control" or requiring the payment of severance upon a "change in control" has executed a waiver providing that the Purchaser's and Lender's investment in the Company pursuant to the Purchase Agreement, the Subordinated Loan Agreement and the Warrant Agreement, whether on the date hereof or in the future, shall not be considered a "change in control" for purposes of such agreement.

                  6C. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify (except in those instances in which the failure to be so qualified or to be validly existing and in good standing has not and would not reasonably be expected to have a Material Adverse Effect). The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the Company's and each Subsidiary's charter documents and bylaws which have been furnished to the Purchaser's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

                  6D. Capital Stock and Related Matters.

                           (a) As of the Closing and immediately thereafter, the
authorized capital stock of the Company shall consist of:

                           (1) 10,000,000 shares of preferred stock, (i) of
which 500,000 shares shall be designated as Series A Preferred, none of which shall be issued and outstanding, (ii) of which 1,458,335 shares shall be designated as Series B Preferred, none of which shall be issued and outstanding,
(iii) of which 30,000 shares shall be designated as Series C Preferred, of which

17,358.824 shares shall be issued and outstanding, (iv) of which 32,000 shares shall be designated as Series D Preferred, of which (a) 5,498.319 shares shall be issued and outstanding and (b) 17,358.824 shares shall be reserved for future issuance upon conversion of the Series C Preferred, (v) of which 15,000 shares shall be reserved for future issuance under the Warrant Agreement and (vi) of which 105,000 shares shall be reserved for future issuance pursuant to this Agreement; and

                           (2) 100,000,000 shares of Common Stock, of which
17,710,189 shares shall be issued and outstanding, 9,142,858 shares shall be reserved for issuance upon conversion of the Series D Preferred, and 4,689,599 shares shall be reserved for issuance upon exercise of outstanding options and warrants to purchase Common Stock as set forth on the attached "Capitalization Schedule."

                           (b) As of the Closing, neither the Company nor any
Subsidiary shall have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Preferred Stock, the Warrants and except as set forth on the attached Capitalization Schedule. The Capitalization Schedule accurately sets forth the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the type of security, the number of shares covered, the exercise price, the expiration date and whether such security vests upon a "change in control". As of the Closing, neither the Company nor any Subsidiary shall be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Schedule and except pursuant to the Certificates of Designation. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                           (c) There are no statutory or, to the best of the
Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Warrant Shares, the Warrants, or the Preferred Stock or the issuance of the Common Stock issuable upon conversion of the Warrant Shares or the Preferred Stock or upon exercise of the Warrants. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Warrants and the Preferred Stock do not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the Company's affairs, except as set forth on the Capitalization Schedule.

                  6E. Subsidiaries; Investments. The attached "Subsidiary Schedule" correctly sets forth the name of each Subsidiary, the jurisdiction of its incorporation and the Persons owning the outstanding capital stock of such Subsidiary. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own its properties and to carry on its businesses as now being conducted and as presently proposed to be conducted and is qualified to do business in every jurisdiction in which its ownership of property or the conduct of business requires it to qualify (except in those instances in which the failure to be so qualified or to be validly existing and in good standing has not and would not reasonably be expected to have a Material Adverse Effect). All of the outstanding shares of capital stock of each Subsidiary are validly issued, full paid and nonassessable, and all such shares are owned by the Company or another Subsidiary free and clear of any Lien, except for Liens under the Credit Documents, and not subject to any option or right to purchase any such shares. Except as set forth on the Subsidiary Schedule, neither the Company nor any Subsidiary owns or holds the right to acquire any shares of stock or any other security or interest in any other Person.

                  6F. Authorization; No Breach. The execution, delivery and performance of this Agreement and the other Documents, the filing of the Certificates of Designation and the amendment of the Company's bylaws have been duly authorized by the Company. This Agreement, the other Documents and the Certificates of Designation each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms (except as limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights. Except as set forth on the attached "Restrictions Schedule," the execution and delivery by the Company of this Agreement and the other Documents, the offering, sale and issuance of the Preferred Stock, the issuance of the Common Stock upon conversion of the Series C Preferred, the issuance of Warrants pursuant to the Warrant Agreement, the issuance of the Warrant Shares upon exercise of Warrants, the filing of the Certificates of Designation, and the amendment of the Company's bylaws and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of,
(ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the Certificates of Designation or the charter or bylaws of the Company or any Subsidiary, or any law, statute, rule or regulation to which the Company or any Subsidiary is subject, or any agreement, instrument, order, judgment or decree to which the Company or any Subsidiary is subject. Except as set forth on the Restrictions Schedule, none of the Subsidiaries are subject to any restrictions upon making loans or advances or paying dividends to, transferring property to, or repaying any Debt owed to, the Company or another Subsidiary.

                  6G. Financial Statements. Attached hereto as the "Financial Statements Schedule" are the following financial statements:

                           (a) the audited consolidated balance sheets of the
Company and its Subsidiaries as of December 31, 1997 and 1998, and the related statements of income and cash flows (or the equivalent) for the respective twelve-month periods ended December 31, 1997 and 1998; and

                           (b) the unaudited consolidated balance sheet of the
Company and its Subsidiaries as of November 30, 1999 (the "Latest Balance Sheet"), and the related statements of income and cash flows (or the equivalent) for the eleven-month period then ended.

Each of the foregoing financial statements (including in all cases the notes thereto, if any) is accurate and complete in all material respects, is consistent with the books and records of the Company (which, in turn, are accurate and complete in all material respects) and has been prepared in accordance with GAAP, consistently applied, subject in the case of the unaudited financial statements to the absence of footnote disclosure and changes resulting from normal year-end adjustments for recurring accruals (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

The pro forma consolidated balance sheet of the Company and its Subsidiaries as of December 31, 1999, which gives effect to the Transactions and the Acquisition, is also attached hereto in the Financial Statement Schedule and is complete and correct in all material respects and presents fairly in all material respects the consolidated financial condition of the Company and its Subsidiaries as of such date as if the transactions contemplated by this Agreement had occurred immediately prior to such date, and such balance sheet contains all pro forma adjustments necessary in order to fairly reflect such assumption.

                  6H. Absence of Undisclosed Liabilities. Except as set forth on the attached "Liabilities Schedule," the Company and its Subsidiaries do not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company or any Subsidiary, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing, or any action or inaction at or prior to the Closing, or any state of facts existing at or prior to the Closing other than: (i) liabilities set forth on the Latest Balance Sheet (including any notes thereto), (ii) liabilities and obligations which have arisen after the date of the Latest Balance Sheet in the ordinary course of business consistent with past practice (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement, claim or lawsuit), (iii) other liabilities and obligations expressly disclosed in the other Schedules to this Agreement and (iv) obligations under contract not required to be disclosed on the Contracts Schedule.

                  6I. No Material Adverse Change. Except as set forth on the attached "Adverse Change Schedule," since November 30, 1999, there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or customer or supplier relations of the Company and its Subsidiaries taken as a whole.

                  6J. Absence of Certain Developments.

                           (i) Except as expressly contemplated by this
Agreement or as set forth on the attached "Developments Schedule," since the date of the Latest Balance Sheet, neither the Company nor any Subsidiary has

                           (a) issued any notes, bonds or other debt securities
or any capital stock or other equity securities or any securities convertible, exchangeable or exercisable into any capital stock or other equity securities;

                           (b) borrowed any amount or incurred or become subject
to any liabilities, except current liabilities incurred in the ordinary course of business and liabilities under contracts entered into in the ordinary course of business;

                           (c) discharged or satisfied any Lien or paid any
obligation or liability, other than current liabilities paid in the ordinary course of business;

                           (d) declared or made any payment or distribution of
cash or other property to its stockholders with respect to its capital stock or other equity securities or purchased or redeemed any shares of its capital stock or other equity securities (including, without limitation, any warrants, options or other rights to acquire its capital stock or other equity securities);

                           (e) mortgaged or pledged any of its properties or
assets or subjected them to any Lien, except for Permitted Encumbrances;

                           (f) sold, assigned or transferred any of its tangible
assets, except in the ordinary course of business, or canceled any debts or claims;

                           (g) sold, assigned or transferred any patents or
patent applications, trademarks, service marks, trade names, corporate names, copyrights or copyright registrations, trade secrets or other intangible assets, or disclosed any proprietary confidential information to any Person;

                           (h) suffered any extraordinary losses or waived any
rights of value, whether or not in the ordinary course of business or consistent with past practice;

                           (i) made capital expenditures or commitments therefor
that aggregate in excess of $250,000;

                           (j) made any loans or advances to, guarantees for the
benefit of, or any Investments in, any Persons in excess of $50,000 in the aggregate;

                           (k) made any charitable contributions or pledges in
excess of $10,000 in the aggregate;

                           (l) suffered any damage, destruction or casualty loss
exceeding in the aggregate $100,000, whether or not covered by insurance;

                           (m) made any Investment in or taken steps to
incorporate any Subsidiary except for the incorporation of Wholly-Owned Subsidiaries in connection with Future Acquisitions approved by the Board and the Purchaser; or

                           (n) entered into any other transaction other than in
the ordinary course of business or entered into any other material transaction, whether or not in the ordinary course of business consistent with past practice.

                           (ii) No officer, director, employee or agent of the
Company or any of its Subsidiaries has been or is authorized to make or receive, and the Company does not know of any such person making or receiving, any bribe, kickback or other illegal payment.

                  6K. Assets. Except as set forth on the attached "Assets Schedule," the Company and each Subsidiary have good and marketable title to, or a valid leasehold interest in, the properties and assets used by them, located on their premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens, except for properties and assets disposed of in the ordinary course of business since the date of the Latest Balance Sheet and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Permitted Encumbrances. Except as described on the Assets Schedule, the Company's and each Subsidiary's buildings, equipment and other tangible assets are in good operating condition in all material respects and are fit for use in the ordinary course of business. The Company and each Subsidiary own, or have a valid leasehold interest in, all assets necessary for the conduct of their respective businesses as presently conducted and as presently proposed to be conducted.

                  6L. Real Property.

                  (a) Owned Properties. The "Owned Real Property Schedule" attached hereto sets forth a list of all owned real property (the "Owned Real Property") used by the Company or any of it Subsidiaries in the operation of the Company's or any of it Subsidiaries' business. With respect to each such parcel of Owned Real Property and except for Liens in favor of the Senior Lenders: (i) such parcel is free and clear of all covenants, conditions, restrictions, easements, liens or other encumbrances, except Permitted Encumbrances; (ii) there are no leases, subleases, licenses, concessions, or other agreements, written or oral, granting to any person the right of use or occupance of any portion of such parcel; and (iii) there are no outstanding actions or rights of first refusal to purchase such parcel, or any portion thereof or interest therein.

                  (b) Leased Properties. The "Leased Property Schedule" attached hereto sets forth a list of all of the leases and subleases ("Leases") and each leased and subleased parcel of real property in which the Company or any of it Subsidiaries have a leasehold and subleasehold interest (the "Leased Real Property"). The Company has delivered to the Purchaser true, correct, complete and accurate copies of each of the Leases described in the Leased Property Schedule. With respect to each Lease listed on the Leased Property Schedule: (i) the Lease is legal, valid, binding, enforceable and in full force and effect;
(ii) the Lease will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing; (iii) neither the Company nor any of its Subsidiaries nor, to the best of the Company's knowledge, any other party to the Lease is in breach or default, and no event has occurred which, with notice or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under the Lease;
(iv) to the best of the Company's knowledge, no party to the Lease has repudiated any provision thereof; (v) to the best of the Company's knowledge, there are no disputes, oral agreements, or forbearance programs in effect as to the Lease; (vi) the Lease has not been modified in any respect, except to the extent that such modifications are disclosed by the documents delivered to the Purchaser; and (vii) neither the Company nor any of its Subsidiaries has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Lease.

                  (c) Real Property Disclosure. Except as disclosed in the Owned Real Property Schedule and the Leased Property Schedule, there is no Real Property leased or owned by the Company or any of it Subsidiaries used in the Company's or any of it Subsidiaries' business.

                  6M. Tax Matters.

                           (a) Except as set forth on the attached "Taxes
Schedule": the Company, each Subsidiary and each Affiliated Group have filed all Tax Returns which they are required to file under applicable laws and regulations; all such Tax Returns are complete and correct in all material respects and have been prepared in compliance with all applicable laws and regulations in all material respects; the Company, each Subsidiary and each Affiliated Group in all material respects have paid all Taxes due and owing by them (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authority all Taxes which they are required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party; neither the Company, any Subsidiary nor any Affiliated Group has waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; the accrual for Taxes on the Latest Balance Sheet would be adequate to pay all Tax liabilities of the Company and its Subsidiaries if their current tax year were treated as ending on the date of the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); since the date of the Latest Balance Sheet, the Company and its Subsidiaries have not incurred any liability for Taxes other than in the ordinary course of business; the assessment of any additional Taxes for periods for which Tax Returns have been filed by the Company, each Subsidiary and each Affiliated Group shall not exceed the recorded liability therefor on the Latest Balance Sheet (excluding any amount recorded which is attributable solely to timing differences between book and Tax income); the federal income Tax Returns of the Company and its Subsidiaries have been audited and closed for all tax years through 1998; to the best of the Company's knowledge, no foreign, federal, state or local tax audits or administrative or judicial proceedings are pending or being conducted with respect to the Company, any Subsidiary or any Affiliated Group; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and there are no material unresolved questions or claims concerning the Company's, any Subsidiary's or any Affiliated Group Tax liability.

                           (b) Neither the Company nor any of its Subsidiaries
has made an election under Section 341(f) of the Internal Revenue Code of 1986, as amended. Neither the Company nor any Subsidiary is liable for the Taxes of another Person that is not a Subsidiary in a material amount under (a) Treas. Reg. Section 1.1502-6 (or comparable provisions of state, local or foreign law),
(b) as a transferee or successor, (c) by contract or indemnity or (d) otherwise. Neither the Company nor any Subsidiary is a party to any tax sharing agreement. The Company, each Subsidiary and each Affiliated Group have disclosed on their federal income Tax Returns any position taken for which substantial authority (within the meaning of IRC Section 6662(d)(2)(B)(i)) did not exist at the time the return was filed. Neither the Company nor any Subsidiary has made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under IRC Section 280G.

                  6N. Contracts and Commitments.

                           (i) Except as expressly contemplated by this
Agreement or as set forth on the attached "Contracts Schedule" or the attached "Employee Benefits Schedule," neither the Company nor any Subsidiary is a party to or bound by any written or oral:

                           (a) pension, profit sharing, stock option, employee
stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan or arrangement, or any collective bargaining agreement or any other contract with any labor union, or severance agreements, programs, policies or arrangements;

                           (b) contract for the employment of any officer,
individual employee or other Person on a full-time, part-time, consulting or other basis providing annual compensation in excess of $75,000 or contract relating to loans to officers, directors or Affiliates;

                           (c) contract under which the Company or Subsidiary
has advanced or loaned any other Person amounts in the aggregate exceeding $100,000;

                           (d) agreement or indenture relating to borrowed money
or other Debt or the mortgaging, pledging or otherwise placing a Lien on any material asset or material group of assets of the Company and its Subsidiaries;

                           (e) guarantee of any obligation in excess of $100,000
(other than by the Company of a Wholly-Owned Subsidiary's debts or a guarantee by a Subsidiary of the Company's debts or another Subsidiary's debts);

                           (f) lease or agreement under which the Company or any
Subsidiary is lessee of or holds or operates any property, real or personal, owned by any other party, except for any lease of real or personal property under which the aggregate annual rental payments do not exceed $100,000;

                           (g) lease or agreement under which the Company or any
Subsidiary is lessor of or permits any third party to hold or operate any property, real or personal, owned or controlled by the Company or any Subsidiary;

                           (h) assignment, license, indemnification or agreement
with respect to any intangible property (including, without limitation, any Intellectual Property);

                           (i) warranty agreement with respect to its services
rendered or its products sold or leased;

                           (j) agreement under which it has granted any Person
any registration rights (including, without limitation, demand and piggyback registration rights);

                           (k) sales, distribution or franchise agreement;

                           (l) contract, agreement or other arrangement with any
officer, director, stockholder, employee or Affiliate, or any Affiliate of any officer, director, stockholder or employee;

                           (m) contract or agreement prohibiting it from freely
engaging in any business or competing anywhere in the world; or

                           (n) contract or group of related contracts with the
same party or group of affiliated parties the performance of which involves consideration in excess of $200,000; or agreement with a term of more than six months which is not terminable by the Company or any Subsidiary upon less than 30 days notice without penalty.

                           (ii) All of the contracts, agreements and instruments
set forth on the Contracts Schedule are valid, binding and enforceable in accordance with their respective terms in all material respects. The Company and each Subsidiary have performed all material obligations required to be performed by them and are not in default under or in breach of nor in receipt of any claim of default or breach under any material contract, agreement or instrument to which the Company or any Subsidiary is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by the Company or any Subsidiary under any material contract, agreement or instrument to which the Company or any Subsidiary is subject and; neither the Company nor any Subsidiary has any present expectation or intention of not fully performing all such obligations; neither the Company nor any Subsidiary has knowledge of any breach or anticipated breach by the other parties to any material contract, agreement, instrument or commitment to which it is a party.

                           (iii) The Purchaser's special counsel has been
supplied with a true and correct copy of each of the written instruments, plans, contracts and agreements and an accurate description of each of the oral arrangements, contracts and agreements which are referred to on the Contracts Schedule, together with all amendments, waivers or other changes thereto.

                  6O. Intellectual Property Rights.

                           (a) The attached "Intellectual Property Schedule"
contains a complete and accurate list of all (i) patented or registered Intellectual Property Rights owned or used by the Company or any Subsidiary,
(ii) pending patent applications and applications for registrations of other Intellectual Property Rights filed by the Company or any Subsidiary, (iii) unregistered trade names and corporate names owned or used by the Company or any Subsidiary and (iv) unregistered trade marks, service marks, copyrights, mask works and computer software owned or used by the Company or any Subsidiary, in each case which are material to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Intellectual Property Schedule also contains a complete and accurate list of all licenses and other rights granted by the Company or any Subsidiary to any third party with respect to any Intellectual Property Rights and all licenses and other rights granted by any third party to the Company or any Subsidiary with respect to any Intellectual Property Rights, in each case identifying the subject Intellectual Property Rights. Except as set forth on the Intellectual Property Schedule, the Company or one of its Subsidiaries owns all right, title and interest to, or has the right to use pursuant to a valid license, all Intellectual Property Rights necessary for the operation of the businesses of the Company and its Subsidiaries as presently conducted and as presently proposed to be conducted, free and clear of all Liens. The loss or expiration of any Intellectual Property Right or related group of Intellectual Property Rights owned or used by the Company or any Subsidiary has not had and would not reasonably be expected to have a Material Adverse Effect, and no such loss or expiration is, to the best of the Company's knowledge, threatened, pending or reasonably foreseeable. The Company and its Subsidiaries have taken all reasonably necessary and desirable actions to maintain and protect the Intellectual Property Rights which they own. To the best of the Company's knowledge, the owners of any Intellectual Property Rights licensed to the Company or any Subsidiary have taken all reasonably necessary and desirable actions to maintain and protect the Intellectual Property Rights which are subject to such licenses.

                           (b) (i) The Company and its Subsidiaries own all
right, title and interest in and to all of the Intellectual Property Rights listed on such schedule, free and clear of all Liens, (ii) there have been no claims made against the Company or any Subsidiary asserting the invalidity, misuse or unenforceability of any of such Intellectual Property Rights, and, to the best of the Company's knowledge, there are no grounds for the same, (iii) neither the Company nor any Subsidiary has received any notices of, and is not aware of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property Rights (including, without limitation, any demand or request that the Company or any Subsidiary license any rights from a third party), (iv) the conduct of the Company's and each Subsidiary's business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any Intellectual Property Rights of other Persons and (v) to the best of the Company's knowledge, the Intellectual Property Rights owned by or licensed to the Company or any Subsidiary have not been infringed, misappropriated or conflicted by other Persons. The transactions contemplated by this Agreement shall have no material adverse effect on the Company's or any Subsidiary's right, title and interest in and to the Intellectual Property Rights listed on the Intellectual Property Schedule.

                  6P. Litigation, etc. Except as set forth on the attached "Litigation Schedule," there are no actions, suits, proceedings, orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company or any Subsidiary (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company and its Subsidiaries with respect to their businesses or proposed business activities), or pending or threatened by the Company or any Subsidiary against any third party, at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suit, proceedings or investigations with respect to the transactions contemplated by this Agreement); neither the Company nor any Subsidiary is subject to any arbitration proceedings under collective bargaining agreements or otherwise or, to the best of the Company's knowledge, any governmental investigations or inquiries (including, without limitation, inquiries as to the qualification to hold or receive any license or permit); and, to the best of the Company's knowledge, there is no basis for any of the foregoing. Neither the Company nor any Subsidiary is subject to any judgment, order or decree of any court or other governmental agency, and neither the Company nor any Subsidiary has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business.

                  6Q. Brokerage. Other than fees payable by the Company to Sanders Morris and Mundy as described in the Financial Advisory Agreement dated November 16, 1999, as amended by the Amendment dated January 24, 2000, there are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any Subsidiary. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

                  6R. Governmental Consent, etc. No permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, except as set forth on the attached "Consents Schedule" and except as expressly contemplated herein or in the exhibits hereto.

                  6S. Insurance. The attached "Insurance Schedule" contains a description of each insurance policy maintained by the Company and its Subsidiaries with respect to its properties, assets and businesses, and each such policy is in full force and effect as of the Closing. Neither the Company nor any Subsidiary is in default with respect to its obligations under any insurance policy maintained by it, and neither the Company nor any Subsidiary has been denied insurance coverage. Except as set forth on the Insurance Schedule, the Company and its Subsidiaries do not have any self- insurance or co-insurance programs, and the reserves set forth on the Latest Balance Sheet are adequate to cover all anticipated liabilities with respect to any such self-insurance or co-insurance programs.

                  6T. Employees. The Company is not aware that any of the persons set forth in the "Key Employees Schedule" hereto has any plans to terminate employment with the Company or any Subsidiary. The Company and each Subsidiary have complied in all material respects with all laws relating to the employment of labor (including, without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and the Company is not aware that it or any Subsidiary has any material labor relations problems (including, without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances). Neither the Company, its Subsidiaries nor, to the best of the Company's knowledge, any of their employees is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreements relating to, affecting or in conflict with the present or proposed business activities of the Company and its Subsidiaries, except for agreements between the Company and its present and former employees.

                  6U. Employee Benefit Plans.

                  (a) The attached Employee Benefits Schedule sets forth an accurate and complete list of each employee benefit plan (as such term is defined in Section 3(3) of ERISA), and any other bonus, deferred compensation, incentive compensation, stock, severance or other plan or arrangement, other than a non-material fringe benefit plan (each of the foregoing, a "Benefit Plan"), currently maintained or contributed to by the Company and its Subsidiaries or with respect to which the Company and its Subsidiaries have or may have any material liability.

                  (b) None of the Benefit Plans is subject to Title IV of ERISA or the minimum funding requirements of Section 412 of the Code or Section 302 of ERISA. No underfunded defined benefit plan has been, during the five years preceding the Closing Date, transferred out of the Company's Controlled Group.

                  (c) None of the Benefits Plans is a multiemployer plan (as defined in Section 3(37) of ERISA).

                  (d) None of the Benefit Plans provides for medical or life insurance benefits to current or future retired or former employees of the Company or any Subsidiary beyond their retirement or other termination of service (other than as required under Section 4980B of the Code or applicable state law).

                  (e) None of the Benefit Plans obligates the Company or any Subsidiary to pay any severance or similar benefit solely as a result of a change in control or ownership within the meaning of Section 280G of the Code.

                  (f) All required contributions to date by the Company or any Subsidiary under the terms of any Benefit Plan or applicable law have been made within the time prescribed by any such plan or applicable law or properly accrued on the appropriate balance sheet. All contributions, premiums and expenses payable to or in respect of any Benefit Plan or the operation or administration thereof relating to any period on or prior to the date hereof have been paid or properly accrued on the appropriate balance sheet. No material liability has been assessed or is expected to be incurred by the Company or any Subsidiary or any trade or business, whether or not incorporated, which is or would have been at any date of determination occurring within the preceding six years treated as a single employer under Section 414 of the Code together with the Company or the Subsidiaries (each such person, a "Related Person") (either directly or indirectly, including as a result of an indemnification obligation or any joint and several liability obligations) under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans, and no event, transaction or condition has occurred or exists that could result in any material liability to the Buyer, the Company, any Subsidiary or any Related Person or any employee benefit plan of the Company, any Subsidiary or any Related Person. No actions, suits, investigations or claims with respect to any Benefit Plan (other than routine claims for benefits) are pending or, to the knowledge of the Company, threatened, which could reasonably be expected to result in liability to the Company or any Subsidiary.

                  (g) Each of the Benefit Plans has been administered in accordance with its terms in all material respects and is in compliance in all material respects with applicable laws and regulations including, without limitation, ERISA and the Code.

                  (h) Each of the Benefit Plans which is intended to be a qualified plan within the meaning of Section 401(a) of the Code and the trust forming a part thereof has received a favorable determination letter from the IRS to be so qualified and to the extent that each such trust is exempt from taxation under section 501(a) of the Code, and, to the knowledge of the Company, nothing has occurred since the date of such determination that could adversely affect such qualification or tax- exempt status.

                  (i) With respect to each Benefit Plan, the Company previously has furnished to the Lender a true and correct copy of, where applicable, (a) the most recent annual report (Form 5500) filed with the IRS, (b) the plan document if written, or a description of such plan if not written, (c) each trust agreement, group annuity contract or other funding arrangement, if any, relating to such Benefit Plan, (d) the most recent actuarial report or valuation relating to such Benefit Plan (in the event such Benefit Plan is subject to Title IV of ERISA, is a non-U.S. pension plan, or provides any post-employment health, medical or life insurance benefits), (e) the most recent summary plan description and (f) the most recent determination letter issued by the IRS.

                  6V. Compliance with Laws. Neither the Company nor any Subsidiary has violated any law or any governmental regulation or requirement which violation has had or would reasonably be expected to have a Material Adverse Effect, and neither the Company nor any Subsidiary has received notice of any such violation.

                  6W. Environmental and Safety Matters.

                  Except as set forth on the attached "Environmental Schedule":

                           (a) The Company and its Subsidiaries have complied
with and are currently in compliance with all Environmental and Safety Requirements, and neither the Company nor its Subsidiaries have received any oral or written notice, report or information regarding any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) or any corrective, investigatory or remedial obligations arising under Environmental and Safety Requirements which relate to the Company or its Subsidiaries or any of their properties or facilities that has not been complied with.

                           (b) Without limiting the generality of the foregoing,
the Company and its Subsidiaries have obtained and complied with, and are currently in compliance with, all material, permits, licenses and other authorizations that may be required pursuant to any Environmental and Safety Requirements for the occupancy of their properties or facilities or the operation of their businesses. A list of all such permits, licenses and other authorizations is set forth on the attached Environmental Schedule.

                           (c) Neither this Agreement nor the consummation of
the transactions contemplated by this Agreement shall impose any obligations on the Company and its Subsidiaries or otherwise for site investigation or cleanup, or notification to or consent of any government agencies or third parties under any Environmental and Safety Requirements (including, without limitation, any so called "transaction-triggered" or "responsible property transfer" laws and regulations).

                           (d) To the best of the Company's knowledge, none of
the following exists at any property or facility owned, occupied or operated by the Company or any of its Subsidiaries if the existence of same would violate Environmental Laws:

                                    (i)      underground storage tanks or
                                             surface impoundments;

                                    (ii)     asbestos-containing materials in
                                             any form or condition; or

                                    (iii)    materials or equipment containing
                                             polychlorinated biphenyls.

                           (e) Neither the Company nor any of its Subsidiaries
has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any substance (including, without limitation, any hazardous substance) or owned, occupied or operated any facility or property, so as to give rise to liabilities of the Company or its Subsidiaries pursuant to Environmental and Safety Requirements (including, without limitation, any liability for response costs, natural resource damages or attorneys fees pursuant to CERCLA).

                           (f) Neither the Company nor any of its Subsidiaries
has, either expressly or by operation of law, assumed or undertaken any liability or corrective, investigatory or remedial obligation of any other Person relating to any Environmental and Safety Requirements.

                           (g) No Environmental Lien has attached to any
property owned, leased or operated by the Company or any of its Subsidiaries.

                  6X. Affiliated Transactions. Except as set forth on the attached "Affiliated Transactions Schedule," no officer, director, employee, or Affiliate of the Company or any Subsidiary or any individual related by blood, marriage or adoption to any such individual or any entity in which any such Person or individual owns any beneficial interest, is a party to any agreement, contract, commitment or transaction with the Company or any Subsidiary or has any material interest in any material property used by the Company or any Subsidiary.

                  6Y. Real Property Holding Corporation Status. Since its date of incorporation, the Company has not been, and as of the date of the Closing shall not be, a "United States real property holding corporation", as defined in
Section 897(c)(2) of the Code, and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. The Company has no current plans or intentions which would cause the Company to become a "United States real property holding company," and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under
Section 1.897-2(h) of the Treasury Regulations.

                  6Z. Customers and Suppliers.

                           (a) The attached "Customer Schedule" lists the 10
largest customers of the Company (on a consolidated basis) for each of the two most recent Fiscal Years and sets forth opposite the name of each such customer the percentage of consolidated net sales attributable to such customer. The Customer Schedule also lists any additional current customers which the Company anticipates shall be among the 10 largest customers for the current Fiscal Year.

                           (b) Since the date of the Latest Balance Sheet, no
material supplier of the Company or any Subsidiary has indicated that it shall stop, or materially decrease the rate of, supplying materials, products or services to the Company or any Subsidiary, and no customer listed on the Customer Schedule has indicated that it shall stop, or materially decrease the rate of, buying materials, products or services from the Company or any Subsidiary.

                  6AA. Reports with the Securities and Exchange Commission. The Company has furnished the Purchaser with complete and accurate copies of its annual report on Form 10-K for its three most recent Fiscal Years, all other reports or documents required to be filed by the Company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act since the filing of the most recent annual report on Form 10-K and its most recent annual report to its stockholders. Such reports and filings do not contain any material false statements or any misstatement of any material fact and do not omit to state any fact necessary to make the statements set forth therein not misleading. The Company has made all filings with the Securities and Exchange Commission which it is required to make, and the Company has not received any request from the Securities and Exchange Commission to file any amendment or supplement to any of the reports described in this paragraph.

                  6BB. Investment Company. The Company is not an "investment company" as defined under the Investment Company Act of 1940.

                  6CC. Section 203 of the DGCL; Takeover Statute. The Board of Directors has taken all actions necessary or advisable so that the restrictions contained in Section 203 of the Delaware General Corporate Law ("DGCL") applicable to a "business combination" (as defined in such Section) will not apply to the execution, delivery or performance of this Agreement or any of the other Documents or the consummation of the transactions contemplated hereby or thereby, including the issuance of the Series C Preferred, the Series D Preferred, the Warrants and all issuances of Future Convertible Preferred Stock. The execution, delivery and performance of this Agreement or any of the other Documents and the consummation of the transactions contemplated hereby or thereby will not cause to be applicable to the Company any "fair price," "moratorium," "control share acquisition" or other similar antitakeover statute or regulation enacted under state or federal laws.

                  6DD. Rights Agreement. The Rights Agreement has been amended to provide that the Purchaser, GTCR Capital Partners, L.P. and their Affiliates shall be an "Exempt Person" (and therefore not an "Acquiring Person") under such plan and that the Rights Agreement is otherwise inapplicable to the execution and delivery of this Agreement, the other Documents and the transactions contemplated hereby and thereby, including the issuance of the Series C Preferred, the Series D Preferred, the Warrants and all issuances of Future Convertible Preferred Stock. No "Distribution Date" has occurred within the meaning of the Rights Agreement, and the consummation of the transactions contemplated hereby and by the other Documents will not result in the occurrence of a Distribution Date. The Company has taken all action required to render the Rights Agreement (and the "Rights" thereunder) inapplicable to this Agreement, the other Documents and the transactions contemplated hereby and thereby.

                  6EE. Disclosure. All information heretofore or contemporaneously herewith furnished in writing by the Company or any Subsidiary to the Purchaser for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of the Company or any Subsidiary to the Purchaser pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which made (it being recognized by the Purchaser that (a) any projections and forecasts provided by the Company are based on good faith estimates and assumptions believed by the Company to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts will likely differ from projected or forecasted results and (b) any information provided by the Company or any Subsidiary with respect to any Person or assets acquired or to be acquired by the Company or any Subsidiary shall, for all periods prior to the date of such acquisition, be limited to the knowledge of the Company or the acquiring Subsidiary after reasonable inquiry). There is no fact known to the Company which the Company has not disclosed to the Purchaser in writing and of which any of its officers, directors or executive employees is aware (other than general economic and industry conditions) and which has had or would reasonably be expected to have a Material Adverse Effect.

On the Closing Date and the date of each subsequent purchase of Preferred Stock hereunder, or at any other time at which the Company or its Subsidiaries is required to make representations and warranties hereunder, each representation and warranty shall be made after giving effect to each purchase of Preferred Stock hereunder, each borrowing under the Subordinated Loan Agreement and

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under the Credit Agreement and the application of the proceeds therefrom including the acquisition of RESTEC or any Future Acquisitions as if such acquisition had at that time been made. Without limiting the foregoing, to the extent representations and warranties are being made in connection with a purchase of Preferred Stock the proceeds of which will be used to consummate the Acquisition or a Future Acquisition, the Company's "Subsidiaries" in such representations and warranties shall include the entities and businesses being acquired pursuant to such Acquisition or Future Acquisition.

The Company shall have the right to supplement and amend the Schedules to this Agreement with respect to events occurring after the date of this Agreement, which such new event, when scheduled, shall not constitute a breach hereof; provided that any such amendment or supplement shall be approved by the Purchaser and shall be in a form satisfactory to the Purchaser; and further provided that no such amendment or supplement shall cure a breach hereunder.

                  Section 7. Definitions. For the purposes of this Agreement, the following terms have the meanings set forth below:

                  "Acquisition" is defined in the definition of Acquisition Agreement.

                  "Acquisition Agreement" means the Purchase and Sale Agreement, dated as of October 20, 1999 together with all amendments, with Paul A. Toretta, individually, Eileen Toretta, as trustee of the Paul A. Toretta 1998 Grat, Frances A. Guerrera, individually, Frances A. Guerrera, as executrix of the estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne, as co-trustees of the Richard J. Guerrera Revocable Trust under agreement dated November 2, 1998, which collectively own, directly or indirectly, all of the outstanding capital stock, limited partnership interests and limited liability companies interests listed on Schedule 1 thereto (the "Acquisition").

                  "Affiliate," as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly, indirectly or beneficially, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of this Agreement, all holdings of Preferred Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement.

                  "Affiliated Group" means any affiliated group as defined in IRC Section 1504 that has filed a consolidated return for federal income tax purposes (or any similar group under state, local or foreign law) for a period during which the Company or any of its Subsidiaries was a member.

                  "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois or Texas or is a day on which banking institutions located in Chicago, Illinois or Houston, Texas are authorized or required by law or other governmental action to close.

                  "Capital Lease" means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

                  "Cash Equivalent Investment" means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Bank or its holding company) rated at least A-l by Standard & Poor's Ratings Group or P-l by Moody's Investors Service, Inc., (c) any certificate of deposit (or time deposits represented by such certificates of deposit) or bankers acceptance, maturing not more than one year after such time, or overnight Federal Funds transactions that are issued or sold by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000, (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder and (e) investments in short-term asset management accounts offered by any Bank for the purpose of investing in loans to any corporation (other than the Company or an Affiliate of the Company), state or municipality, in each case organized under the laws of any state of the United States or of the District of Columbia.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other Environmental and Safety Requirements.

                  "Certificates of Designation" means, collectively, the Closing Certificates of Designation and, once they have been filed with the Delaware Secretary of State, the Future Certificates of Designation.

                  "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code or
Section 4001 of ERISA.

                  "Credit Agreement" means the Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Company, various financial institutions (together with their respective successors and assigns (the "Senior Lenders") and Bank of America, N.A., individually and as administrative agent for the Senior Lenders, and related documents pursuant to which the Senior Lenders have extended term and revolving loans to the Company and its Subsidiaries on a senior secured basis, together with any schedules, exhibits, appendices or other attachments thereto, as such agreement may be amended, restated, extended, renewed, supplemented, refinanced, replaced or otherwise modified from time to time (including, without limitation, by increasing the amount of available borrowings thereunder or adding any direct or indirect Subsidiaries of the Company as additional borrowers or guarantors thereunder) and whether by the same or any other agent, lender or group of lenders.

                  "Credit Documents" means, collectively, the Credit Agreement, the related security agreements, guarantees, pledge agreements, notes and the other documents executed in connection therewith, the Intercreditor Agreement, and each other document or instrument executed by the Company, any Subsidiary of the Company or any other obligor under any such documents, including any schedules, exhibits, appendices or other attachments thereto.

                  "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness),
(e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person (including the letters of credit), (f) all Hedging Obligations of such Person, (g) all Suretyship Liabilities of such Person and
(h) all Debt of any partnership in which such Person is a general partner. The amount of any Person's Debt in respect of any obligation to pay the deferred purchase price of property or services where such obligation (including any such obligation evidenced by a note or similar instrument) is contingent upon sales, revenues, the achievement of a particular business goal or any similar test shall be the maximum amount which (at any date of determination) is reasonably expected to be paid in respect of such obligation as estimated by the Company (subject to the approval of the Purchaser, which shall not be unreasonably withheld).

                  "Default" means any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" means this Agreement, the Credit Documents, the Subordinated Loan Documents, the Acquisition Agreement, the Warrant Agreement, the Warrants, the Registration Agreement, the Monitoring Agreement, the Professional Services Agreement and all documents, certificates and agreements delivered with respect thereto, in each case, together with any schedules, exhibits, appendices or other attachments thereto.

                  "Environmental Claims" means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release of Hazardous Substances or injury to the environment.

                  "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed and enforceable duties, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to environmental matters.

                  "Environmental Lien" shall mean any Lien, whether recorded or unrecorded, in favor of any governmental entity, relating to any liability of the Company or any Subsidiary arising under any Environmental and Safety Requirements.

                  "Environmental and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law, in each case concerning public health and safety, worker health and safety and pollution or protection of the environment (including, without limitation, all those relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, Release, threatened Release, control or cleanup of any hazardous or otherwise regulated materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation).

                  "EPIC" means Environmental Protection & Improvement Co., a New Jersey corporation.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute.

                  "Event of Default" has the meaning set forth in Section 7 of the Subordinated Loan Agreement.

                  "Event of Noncompliance" is defined in the Certificates of Designation of the Series C Preferred and Series D Preferred.

                  "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.

                  "Fiscal Year" means the fiscal year of the Company and its Subsidiaries, which period shall be the 12-month period ending on December 31 of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 1999") refer to the Fiscal Year ending on December 31 of such calendar year.

                  "Future Convertible Preferred Stock" means future series (i.e., series E, F, G, etc.) of the Company's preferred stock (other than the Series C Preferred and Series D Preferred) that are identical in terms to the Series D Preferred in all respects other than their conversion price and that are issued in connection with this Agreement.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  "Hazardous Substances" means any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substance as defined by 42 U.S.C.
Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) or any toxic substance, oil or hazardous material or other chemical or substance regulated by any Environmental Law, excluding household hazardous waste.

                  "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate, currency and commodity swap agreements, cap agreements and collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates, currency exchange rates or commodity prices.

                  "Intercreditor Agreement" has the meaning set forth in the Subordinated Loan Agreement.

                  "Intellectual Property Rights" means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and registrations and applications for registration thereof together with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and copyrightable works and registrations and applications for registration thereof,
(iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information),
(vii) other intellectual property rights and (viii) copies and tangible embodiments thereof (in whatever form or medium).

                  "Lien" means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

                  "Investor Preferred" means (i) the Preferred Stock issued hereunder (including, without limitation, pursuant to Section 1B(b)) and (ii) any Preferred Stock issued or issuable with respect to the Preferred Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

                  "Investment" means, relative to any Person, (a) any loan or advance made by such Person to any other Person (excluding any commission, travel or similar advances made to directors, officers and employees of the Company or any of its Subsidiaries), (b) any Suretyship Liability of such Person, (c) any ownership or similar interest held by such Person in any other Person and (d) deposits and the like relating to prospective acquisitions of businesses.

                  "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC Section shall be interpreted to include any revision of or successor to that Section regardless of how numbered or classified.

                  "Lender" means GTCR Capital Partners, L.P.

                  "Majority Holders" means the holders of a majority of the Investor Preferred.

                  "Material Adverse Effect" means a material adverse change in, or a material adverse effect on, (a) the business, assets, property, operations, results, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Documents or the rights or remedies, taken as a whole, of the Purchaser thereunder.

                  "Monitoring Agreement" means that certain Monitoring Agreement, dated as of the date hereof, between the Company and GTCR Golder Rauner, L.L.C.

                  "Multiemployer Pension Plan" means a multiemployer plan, as such term is defined in Section 4001(a)(3) of ERISA, and to which the Company or any member of the Controlled Group may have any liability.

                  "Officer's Certificate" means a certificate signed by the Company's president or its chief financial officer on behalf of the Company, stating that (i) the Company has made or has caused to be made such investigations as are necessary in order to verify the accuracy of the information set forth in such certificate and (ii) to the best of the Company's knowledge, such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Pension Plan" means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a Multiemployer Pension Plan), and to which the Company or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of

ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

                  "Permitted Encumbrances" means (a) statutory liens for current taxes or other governmental charges with respect to the Real Property not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by the Company and for which appropriate reserves have been established in accordance with GAAP; (b) mechanics, carriers workers, repairers and similar statutory liens arising or incurred in the ordinary course of business for amounts which are not delinquent and which are not, individually or in the aggregate, material to the operation of the Company's or its Subsidiaries' business; (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the Real Property which are not violated by the current use and operation of the Real Property; and (d) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Real Property which do not materially impair the occupancy or use of the Real Property for the purposes for which it is currently used in connection with the Company's or its Subsidiaries' business.

                  "Permitted Refinancing Debt" means any Debt issued in exchange for, or the net proceeds of which are used to refinance, renew, replace, defease or refund the Senior Indebtedness (including, without limitation, the stated amounts of letters of credit and all unused commitments); provided that: (1) the principal amount of such Debt does not exceed the Maximum Senior Indebtedness (including, without limitation, the stated amounts of letters of credit and all unused commitments) at the time of such refinancing renewal, replacement, defeasance or refunding (plus the amount of reasonable fees and expenses incurred in connection therewith); (2) such Debt has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Senior Indebtedness being refinanced, renewed, replaced, defeased or refunded and such Debt has a final maturity equal to or greater than the Senior Indebtedness being refinanced, renewed, replaced, defeased or refunded; (3) such Debt is ranked superior in right of payment to the Loans on terms at least as favorable to the holders of the Loans as those, if any, contained in the documentation governing the Senior Indebtedness (including the Intercreditor Agreement); (4) the annual interest rate with respect to such Debt (x) if it is a fixed rate, it is not more than 2% per annum more than, and such interest is payable no more frequently than, that of the Senior Indebtedness as in effect on the date hereof and (y) if it is a variable rate, the index used for the calculation of the annual interest rate is substantially similar to and the margins applied to such index are not more than 2% per annum more than, and such interest is payable no more frequently than, that of the Senior Indebtedness as in effect on the date hereof; (5) such Debt is incurred by the Company; and (6) such Debt satisfies the provisions of the subsection of Section 6.9(a) of the Subordinated Loan Agreement pursuant to which the Debt being refinanced was incurred.

                  "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Preferred Stock" means, collectively, the Closing Preferred Stock and the Future Convertible Preferred Stock.

                  "Professional Services Agreement" means that certain Professional Services Agreement, dated as of the date hereof, between the Company and GTCR Golder Rauner, L.L.C.

                  "Real Property" means the Owned Real Property and Leased Real Property.

                  "Release" shall have the meaning set forth in CERCLA.

                  "RESTEC" means the Persons and interests acquired pursuant to the Acquisition.

                  "RESTEC Bonds" means the Sewage Sludge Disposal Facility Revenue Bonds (Netco-Waterbury, Limited Partnership Project - 1995 Series) and the Sewage Sludge Disposal Facility Revenue Bonds (New Haven Residuals, Limited Partnership Project - 1996 Series).

                  "Restricted Securities" means (i) the Preferred Stock issued hereunder and pursuant to Section 1B(b) hereof and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in
Section 8C have been delivered by the Company in accordance with Section 5(ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 8C.

                  "Rhode Island Project" means the proposed project in which RESTEC would develop a soil manufacturing facility to process biosolids in Rhode Island for which a proposal was submitted in response to a request for proposals issued by the Rhode Island Resource Recovery Corporation. RESTEC originally contemplated a joint venture for this project, but both of its proposed partners have now agreed to sell their rights to the project to RESTEC for contingent payments.

                  "Rights Agreement" means the Rights Agreement, dated as of December 20, 1996, between the Corporation and Intercontinental Registrar & Transfer Agency, Inc., as Rights Agent.

                  "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                  "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

                  "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

                  "Senior Indebtedness" means all obligations of the Company now or hereafter incurred pursuant to the Credit Documents, including any increase, refinancing, refunding, renewal, extension or replacement thereof permitted hereunder, whether for principal, premium (if any), interest, fees or expenses payable thereon or pursuant thereto.

                  "Senior Lenders" is defined in the definition of Credit Agreement.

                  "Series A Preferred" means the Company's Series A Junior Participating Preferred Stock, par value $.002 per share.

                  "Series B Preferred" means the Company's Series B Redeemable Preferred Stock, par value $.002 per share.

                  "Subordinated Loan Agreement" means the Senior Subordinated Loan Agreement dated as of the date hereof by and among the Company, certain Subsidiary guarantors and GTCR Capital Partners, L.P.

                  "Subordinated Loan Documents" means, collectively, the Subordinated Loan Agreement, any related notes and guaranties, including all exhibits, schedules and other attachments thereto.

                  "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

                  "Suretyship Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability supported thereby.

                  "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

                  "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

                  "Transactions" means those transactions contemplated by the Documents.

                  "Treasury Regulations" means the United States Treasury Regulations promulgated under the Code, and any reference to any particular Treasury Regulation section shall be interpreted to include any final or temporary revision of or successor to that section regardless of how numbered or classified.

                  "Warrant Agreement" is defined in the definition of Warrants.

                  "Warrants" means the warrants to purchase shares of the Company's Convertible Preferred Stock (the "Warrant Shares") issued by the Company to GTCR Capital Partners, L.P. in connection with the borrowing of subsequent loans under the Subordinated Loan Agreement, pursuant to a Warrant Agreement, dated as of the date hereof, by and between the Company and GTCR Capital Partners, L.P. (the "Warrant Agreement").

                  "Warrant Shares" is defined in the definition of Warrants.

                  "Weighted Average Life to Maturity" means, when applied to any Debt at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years

(calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Debt.

                  "Wholly-Owned Subsidiary" means, with respect to any Person, a Subsidiary of which all of the outstanding capital stock or other ownership interests are owned by such Person or another Wholly-Owned Subsidiary of such Person.

                  Section 8. Miscellaneous.

                  8A. Expenses. If the transactions contemplated hereby are consummated, the Company agrees to pay, and hold the Purchaser and all holders of Investor Preferred harmless against liability for the payment of, (i) the reasonable fees and expenses of their counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement (including, without limitation, fees and expenses arising with respect to any subsequent purchase of Preferred Stock pursuant to Section 1B(b) hereof), (ii) the reasonable fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Registration Agreement, the Professional Services Agreement, the Monitoring Agreement, the other agreements contemplated hereby and the Certificates of Designation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Preferred Stock purchased hereunder or in accordance with Section 1B(b) hereof, (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement, the Registration Agreement, the Professional Services Agreement, the Monitoring Agreement, the other agreements contemplated hereby, the Certificates of Designation and the Company's bylaws and (v) such reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by the Purchaser, its Affiliates and its Affiliates' directors, officers and employees in connection with any Company-related financing and in connection with the rendering of any other services by the Purchaser or its Affiliates (including, but not limited to, fees and expenses incurred in attending board of directors or other Company-related meetings).

                  8B. Remedies. Each holder of Investor Preferred shall have all rights and remedies set forth in this Agreement and the Certificates of Designation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

                  8C. Purchaser's Investment Representations. The Purchaser hereby represents (i) that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws, (ii) that it is an "accredited investor" and a sophisticated investor for purposes of applicable U.S. federal and state securities laws and regulations, (iii) that this Agreement and each of the other agreements contemplated hereby constitutes (or will constitute) the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, and (iv) that the execution, delivery and performance of this Agreement and such other agreements by the Purchaser does not and will not violate any laws, and does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such purchaser is subject. Notwithstanding the foregoing, nothing contained herein shall prevent the Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 5 hereof. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

                  "The securities represented by this certificate were originally issued on January 27, 2000 and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of January 27, 2000 by and among the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

                  8D. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. No other course of dealing between the Company and the holder of any Preferred Stock or any delay in exercising any rights hereunder or under the Certificates of Designation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Preferred Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

                  8E. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive until the earlier of (i) the redemption of the Preferred Stock and (2) a period of four (4) years from the Closing or from any subsequent closing of additional issuances of Preferred Stock hereunder, as applicable, regardless of any investigation made by the Purchaser or on its behalf (the "Survivability Period").

                  8F. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Preferred Stock are also for the benefit of, and enforceable by, any subsequent holder of such Preferred Stock. The rights and obligations of the Purchaser under this Agreement and the agreements contemplated hereby may be assigned by such Purchaser at any time, in whole or in part, to any investment fund managed by GTCR Golder Rauner, L.L.C., or any successor thereto.

                  8G. Generally Accepted Accounting Principles. Where any accounting determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with GAAP, consistently applied, except that if because of a change in GAAP the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with GAAP, such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies.

                  8H. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  8I. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

                  8J. Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  8K. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                  8L. Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

                  8M. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, sent via a nationally recognized overnight courier, or via facsimile. Such notices, demands and other communications will be sent to the address indicated below:

         If to the Company:

         Synagro Technologies, Inc.
         1800 Bering Drive, Suite 1000
         Houston, TX 77057
         Attention: Chief Financial Officer
         Telecopier No.: (713) 369-1760

         With a copy to:

         Locke Liddell & Sapp LLP
         3400 Chase Tower
         600 Travis Street
         Houston, TX 77002-3095
         Attention: Michael T. Peters
         Telecopier No.: (713) 223-3717

         If to the Purchaser:

         GTCR Fund VII, L.P.
         c/o GTCR Golder Rauner, L.L.C.
         6100 Sears Tower
         Chicago, IL 60606
         Attention: David A. Donnini
         Telecopier No.: (312) 382-2201

         With a copy to:

         Kirkland & Ellis
         200 East Randolph Drive
         Chicago, IL 60601
         Attention: Stephen L. Ritchie
         Telecopier No.: (312) 861-2200

or such other address or to the attention of such other Person as the recipient party shall have specified by prior written notice to the sending party; provided, that, the failure to deliver copies of notices as indicated above shall not affect the validity of any notice. Any such communication shall be deemed to have been received (i) when delivered, if personally delivered or sent by nationally recognized overnight courier or sent via facsimile or (ii) on the third Business Day following the date on which the piece of mail containing such communication is posted if sent by certified or registered mail.

                  8N. Indemnification.

                           (a) General. In consideration of the Purchaser's
execution and delivery of this Agreement and acquiring the Preferred Stock hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Purchaser and each other holder of Preferred Stock and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (i) third parties claims relating to (x) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Preferred Stock or (y) the execution, delivery, performance or enforcement of this Agreement and any other instrument, document or agreement executed pursuant hereto by any of the Indemnitee, (ii) a breach of a representation or warranty by the Company of any Subsidiary hereunder in any respect, in the case of representations or warranties qualified by a materiality standard, including, without limitation, a "material adverse effect" qualifier, or in any respect which is material to the business, assets, property, operations, results or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, in the case of all other representations and warranties or (iii) a breach of a covenant by the Company or any Subsidiary under this Agreement or any instrument or other document executed in connection with the transactions contemplated hereby.

Notwithstanding the foregoing, Indemnified Liabilities shall not include costs and expenses incurred by any Indemnitee in connection with (i) any violations of law or governmental regulations by such Indemnitee, (ii) any acts of willful misconduct or gross negligence by such Indemnitee or (iii) any actions against such Indemnitee by creditors of such Indemnitee or shareholders or creditors of such Indemnitee's parent companies. THIS INDEMNITY INDEMNIFIES THE INDEMNITEES AGAINST THEIR OWN NEGLIGENCE. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                           (b) Environmental Liabilities. Without limiting the
generality of the indemnity set out in Section 8N(a) above, the Company shall defend, protect, indemnify and hold harmless the Purchaser and all other Indemnitees from and against any and all actions, causes of action, suits, losses, liabilities, damages, injuries, penalties, fees, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, each Purchaser or any other Indemnitee for, with respect to, or as a direct or indirect result of, the past, present or future environmental condition of any property owned, operated or used by the Company, any Subsidiary, their predecessors or successors or of any offsite treatment, storage or disposal location associated therewith, including, without limitation, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, release, or threatened release into, onto or from, any such property or location of any toxic, chemical or hazardous substance, material or waste (including, without limitation, any losses, liabilities, damages, injuries, penalties, fees, costs, expenses or claims asserted or arising under CERCLA, any so-called "Superfund" or "Superlien" law, or any other federal, state, local or foreign statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards on conduct concerning, any toxic, chemical or hazardous substance, material or waste), regardless of whether caused by, or within the control of, the Company or any Subsidiary.

                  8O. Standstill. During the term of this Agreement, the Purchaser, together with any 13d Group (as hereinafter defined) of which it is a part, shall not at any time (i) purchase, offer or agree to purchase, announce an intention to purchase, or otherwise beneficially own, directly or indirectly, any securities or material assets of the Company or any of its Subsidiaries other than the Investor Preferred or shares of Common Stock to be issued upon conversion of such shares or the exercise of the Warrants, (ii) publicly disclose any intention, plan or arrangement inconsistent with the foregoing or
(iii) form, join or in any way participate in a 13d Group in connection with any of the foregoing. The term "13d Group" means a group within the meaning of
Section 13(d)(3) of the Securities Exchange Act, but not including any person entitled to file a statement on Schedule 13G.


                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

                                      SYNAGRO TECHNOLOGIES, INC.

                                      By:    /s/ ROSS M. PATTEN
                                             --------------------------
                                      Name:  Ross M. Patten
                                      Its:   Chairman/CEO


                                      GTCR FUND VII, L.P.

                                      By:    GTCR Partners VII, L.P.
                                      Its:   General Partner

                                      By:    GTCR Golder Rauner, L.L.C.
                                      Its:   General Partner

                                      By:    /s/ DAVID A. DONNINI
                                             --------------------------
                                      Name:  David A. Donnini
                                      Its:   Principal


                    SIGNATURE PAGE TO THE PURCHASE AGREEMENT

                                LIST OF EXHIBITS


Exhibit A      --   Certificate of Designation of Series C Preferred

Exhibit B      --   Certificate of Designation of Series D Preferred

Exhibit C      --   Form of Professional Services Agreement

Exhibit D      --   Form of Registration Agreement

Exhibit E      --   Amendment to Restated Certificate of Incorporation

                          LIST OF DISCLOSURE SCHEDULES

Shareholders Consent Schedule
Capitalization Schedule
Subsidiary Schedule
Restrictions Schedule
Financial Statements Schedule
Liabilities Schedule
Adverse Change Schedule
Developments Schedule
Assets Schedule
Owned Real Property Schedule
Leased Property Schedule
Taxes Schedule
Contracts Schedule
Intellectual Property Schedule
Litigation Schedule
Consents Schedule
Insurance Schedule
Key Employees Schedule
Employee Benefits Schedule
Environmental Schedule
Affiliated Transactions Schedule
Customer Schedule
Unsecured Seller Debt Schedule

                                   EXHIBIT C

                                FAIRNESS OPINION

January 21, 2000

Board of Directors
Synagro Technologies, Inc.
1800 Bering, Suite 1000
Houston, TX  77057

Dear Sirs:

         You have requested Howard Frazier Barker Elliott, Inc., ("HFBE") to render its opinion (the "Opinion") to the Board of Directors of Syangro Technologies, Inc. ("Synagro" or the "Company") as to the fairness, from a financial point of view, to the existing shareholders of the Company of the terms of the proposed financing (the "Financing") whereby GTCR Golder Rauner, LLC ("GTCR") would make an initial investment of $46 million in the Company and receive newly issued convertible preferred equity securities, senior subordinated notes and warrants (Collectively the "Securities).

         As part of our financial advisory activities, HFBE engages in the valuation of business and securities in connection with mergers and acquisitions, private placements, and valuations for estate, corporate and other purposes. We are experienced in these activities and have performed assignments similar in nature to that requested by you on numerous occasions. The opinion of HFBE is solely for the use of the Board of Directors and cannot be used for any other purpose without our prior written consent.

         In rendering our written opinion, HFBE: (i) reviewed Synagro's Form 10-K and related financial information for the years ended December 31, 1994 through 1998, and Form 10-Q and related financial information for the quarter ended September 30, 1999; (ii) reviewed certain information relating o the business, earnings, cash flow, assets and prospects of Synagro furnished to HFBE by the Company; (iii) conducted discussions with members of senior management of Synagro concerning the Company's business and prospects; (iv) reviewed the historical market prices and trading activity for the Company's Common Stock (v) compared the results of operations of Synagro with that of certain companies which it deemed to be reasonably similar to Synagro; (vi) analyzed the nature and financial terms of certain business combinations involving Synagro and companies in lines of business we believe to be generally comparable to those of the Company; (vii) considered the pro forma effect of the Financing on certain of Synagro's income statement, balance sheet, and cash flow statement items based on projections for the years ended December 31, 1999 through December 31, 2004 as provided to HFBE by the Company; (viii) reviewed projected financial statements for the years ended December 31, 1999 through December 31, 2004 of the Company without the Financing as provided to HFBE by the Company; (ix) reviewed documents related to the Financing including: the Senior Subordinated Loan Agreement between GTCR Capital Partners, L.P. ("GTCR Capital") and the Company; the Warrant Agreement between Synagro and GTCR Capital; the Certificate of Designation, Preferences, and Rights of Series C Convertible Preferred Stock; the Registration Agreement between Synagro, GTCR Fund VII, L.P. ("GTCR Fund") and GTCR Capital; and the Purchase Agreement between the Company and GTCR Fund; and (x) reviewed such other matters as HFBE deemed necessary, including an assessment of general economic, market and monetary conditions.

         In preparing its opinion, HFBE relied on the accuracy and completeness of all information supplied or otherwise made available to HFBE by Synagro and assumed that financial forecasts had been reasonably prepared on bases reflecting the best currently available estimates and judgements of the management of Synagro as to the expected future financial performance of the Company. HFBE did not independently verify such information or assumptions, including financial forecasts, or undertake an independent appraisal of the assets of the Company. HFBE's opinion is based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of the opinion and we do not have any obligation to update, revise or reaffirm this Opinion. In rendering our Opinion, we did not perform any procedures or analysis regarding the potential environmental liabilities of the Company, nor did we consider the impact of changes in the regulatory environment in which Synargo operates.

         To the extent a vote of the Company's stockholders is required or sought, HFBE's opinion does not constitute a recommendation to any stockholder of the Company as to how any such stockholder should vote on the Financing. The opinion does not address the relative merits of the Financing and any other transaction or business strategies discussed by the Company's Board of Directors as alternatives to the Financing or the decision of the Company's Board of Directors to proceed with the Financing. HFBE has not been requested to and did not solicit third party indications of interest in acquiring all or any part of the Company. No opinion is expressed by HFBE as to the price at which Synagro Common Stock may trade at anytime following the Financing.

         HFBE assumed that there had been no material change in the Company's financial condition, results of operations, business or prospects since the date of the last financial statements made available to HFBE. HFBE relied on advice of counsel to Synagro as to all legal matters with respect to Synagro, the Financing and documents related to the Financing. In addition, HFBE did not make an independent evaluation appraisal or physical inspection of the assets or individual properties of the Company, nor was it furnished with any such appraisals.

         The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to the partial analysis or summary description. Furthermore, in arriving at our opinion, HFBE did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis or factor. Accordingly, HFBE believes that our analysis must be considered as a whole and that considering any portion of such analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying its opinion. In our analyses, HFBE made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values which may be significantly more or less favorable than as set forth therein.

         Neither HFBE nor our employees have any present or contemplated future interest in the Company which might tend to prevent us from rendering a fair and unbiased opinion.

         Subject to and based upon the foregoing, it is our opinion that the Financing is fair, from a financial point of view, to Synagro and its existing shareholders.

Sincerely,

HOWARD FRAZIER BARKER ELLIOTT, INC.


By:  /s/ ALEX W. HOWARD
   ----------------------------------
         Alex W. Howard
         Senior Managing Director


By:  /s/ DAVID S. KULKARNI
   ----------------------------------
         David S. Kulkarni
         Vice President

                                                                      EXHIBIT D

                    AMENDMENT TO CERTIFICATE OF INCORPORATION


     I. The amendment to the Company's Restated Certificate of Incorporation is set forth below.

     II. Article SEVENTH of the Company's Restated Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

          "SEVENTH: The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth or Part B of Article Ninth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock or to the Noteholders, the exact number of directors of the Corporation shall be determined from time to time by a Bylaw or Amendment thereto provided that the number of directors shall not be reduced to less than three
          (3), except that there need be only as many directors as there are stockholders in the event that the outstanding shares are held of record by fewer than three (3) stockholders.

          Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide."

     III. Article EIGHTH of the Company's Restated Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

          "EIGHTH: Each director shall serve until his successor is elected and qualified or until his death, resignation or removal; no decrease in the authorized number of directors shall shorten the term of any incumbent director; and additional directors, elected pursuant to
          Section 2 of Article Fourth or Part B of Article Ninth hereof in connection with rights to elect such additional directors under specified circumstances which may be granted to the holders of any series of Preferred Stock or to the Noteholders, shall not be included in any class, but shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such series."

     IV. Article NINTH of the Company's Restated Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

          "NINTH: Part A. Election of New Directors. Except as may otherwise be provided pursuant to Section 2 of Article Fourth or Part B of Article Ninth hereof in connection with rights to elect additional directors under specified circumstances which may be granted to the holders of any series under specified circumstances which may be granted to the holders of any series of Preferred Stock or to the Noteholders, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board of Directors resulting from death, resignation, removal or other causes, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified or until such director's death, resignation or removal, whichever first occurs.

          Part B. Rights of Holders of Bonds, Debentures, Notes, etc.

               Section 1. General. To the extent and in the manner provided in this Article Ninth, Part B, the holders of the Corporation's promissory note or notes issued pursuant to the Subordinated Loan Agreement (the "Notes") shall have the power to vote as set forth in this Part B and shall be deemed to be stockholders of the Corporation and the Notes shall be deemed to be shares of stock for any matter relating to the purposes hereof.

               Section 2. Voting Rights. If an Event of Default has occurred and is continuing, the number of directors constituting the Board of Directors shall, at the request of a majority in interest of the Notes then outstanding, be increased by one member, and the Noteholders shall have the special right, voting together as a single class (with each $1 of principal amount of the Notes held by a Noteholder entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship shall constitute a separate class of directors. The special right of the Noteholders to elect a member of the Board of Directors may be exercised at the special meeting called pursuant to this Part B, at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent in lieu of a meeting. Such special right shall continue until such time as there is no longer any Event of Default in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Default which gives rise to such special right hereunder.

               At any time when such special right has vested in the Noteholders, a proper officer of the Corporation shall, upon the written request of the holders of at least 10% in interest of the Notes then outstanding, addressed to the secretary of the Corporation, call a special meeting of the Noteholders for the purpose of electing a director pursuant to this Part B. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% in interest of the Notes then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% in interest of the Notes then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% in interest of the Notes then outstanding. Any Noteholder so designated shall be given access to the record books of the Corporation for the purpose of causing a meeting of Noteholders to be called pursuant to this Part B.

               At any meeting or at any adjournment thereof at which the Noteholders have the special right to elect a director, the presence, in person or by proxy, of the holders of a majority in interest of the Notes then outstanding shall be required to constitute a quorum for the election or removal of such director by the Noteholders exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

               Any director so elected by the Noteholders shall continue to serve as a director until six months after such Event of Default is no longer in existence, and on such date the number of directors constituting the Board of Directors shall decrease to such number as constituted the whole Board of Directors immediately prior to the occurrence of the Event or Events of Default giving rise to the special right to elect a director.

               Section 3. Definitions. Capitalized terms not otherwise defined in this Part B shall have the meanings set forth below:

          "Board of Directors" means the Board of Directors of the Corporation.

          "Event of Default" means an Event of Default (as defined in the Subordinated Loan Agreement) under the Subordinated Loan Agreement.

          "Noteholder" means a holder of the Note or Notes.

          "Subordinated Loan Agreement" means the Senior Subordinated Loan Agreement, dated on or about January __, 2000, by and between the Corporation and GTCR Capital Partners, L.P., a Delaware limited partnership, as amended from time to time in accordance with the provisions thereof."

     V. Article TENTH of the Company's Restated Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

          "TENTH: Except for such additional directors as may be elected by the holders of any series of Preferred Stock or to the Noteholders pursuant to the terms thereof established by a resolution of the Board of Directors pursuant to Article Fourth or Part B of Article Ninth hereof, any director may be removed from office with or without cause and only by the affirmative vote of the holders of not less than 66 2/3% of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director regardless of class and voting together as a single voting class; PROVIDED, HOWEVER, that where such removal is approved by a majority of the continuing directors, the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the election of such director, regardless of class and voting together as a single voting class, shall be required for approval of such removal."

     VI. Article ELEVENTH of the Company's Restated Certificate of Incorporation be and it hereby is amended to read in its entirety as follows:

          "ELEVENTH: Except as provided in Part B of Article Ninth or pursuant to Section 2 of Article Fourth in connection with rights granted to the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation, unless such action requiring or permitting stockholder approval is approved by a majority of the continuing directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided, all other requirements of applicable law and this Certificate have been satisfied. Except as specifically set forth in this Article Eleventh, Part B of Article Ninth or in the terms of any Preferred Stock issued pursuant to Section 2 of Article Fourth, no action may be taken by stockholders by written consent."

                                    EXHIBIT E

                           PURCHASE AND SALE AGREEMENT

                           PURCHASE AND SALE AGREEMENT

                                  BY AND AMONG

                           SYNAGRO TECHNOLOGIES, INC.,

                                PAUL A. TORETTA,

                                 EILEEN TORETTA,
                                AS TRUSTEE OF THE
                           PAUL A. TORETTA 1998 GRAT,

                              FRANCES A. GUERRERA,

                              FRANCES A. GUERRERA,
                          AS EXECUTRIX OF THE ESTATE OF
                               RICHARD J. GUERRERA

                                       AND

                     FRANCES A. GUERRERA AND ROBERT DIONNE,
                              AS CO-TRUSTEES OF THE
                       RICHARD J. GUERRERA REVOCABLE TRUST
                     UNDER AGREEMENT DATED NOVEMBER 2, 1998


                                OCTOBER 20, 1999

                                TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
ARTICLE I
     DEFINITIONS.....................................................................................2
          Section 1.1.   Accounting Terms............................................................2
          Section 1.2.   Defined Terms...............................................................2

ARTICLE II
     CLOSING.........................................................................................2
          Section 2.1.   Closing.....................................................................2

ARTICLE III
     SALE OF OWNERSHIP INTERESTS.....................................................................2
          Section 3.1.   Ownership Interests.........................................................2
          Section 3.2.   Purchase Price..............................................................2
          Section 3.3.   Purchase Price Adjustment...................................................3
          Section 3.4.   Earn Out Payment............................................................4
          Section 3.5.   Closing Deliveries..........................................................8

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF PURCHASER....................................................10
          Section 4.1.   Organization and Qualification.............................................10
          Section 4.2.   Capitalization.............................................................10
          Section 4.3.   Authority; Non-Contravention; Approvals....................................11
          Section 4.4.   Registration Statements....................................................12
          Section 4.5.   Reports and Financial Statements...........................................12
          Section 4.6.   Brokers and Finders........................................................13

ARTICLE IV-A
     REPRESENTATIONS AND WARRANTIES OF THE SELLERS
          CONCERNING THE TRANSACTION................................................................13
          Section 4A.1.  Ownership..................................................................13
          Section 4A.2.  Authority..................................................................14
          Section 4A.3.  Brokers and Finders........................................................14
          Section 4A.4.  Registration Statements....................................................14
          Section 4A.5.  Investment Representations.................................................15

ARTICLE V
     REPRESENTATIONS AND WARRANTIES OF THE SELLERS CONCERNING THE COMPANIES.........................16
          Section 5.1.   Organization and Qualification.............................................16
          Section 5.2.   Capitalization.............................................................16
          Section 5.3.   Authority; Non-Contravention; Approvals....................................17
          Section 5.4.   Subsidiaries...............................................................18

          Section 5.5.   Financial Statements.......................................................18
          Section 5.6.   Absence of Undisclosed Liabilities.........................................18
          Section 5.7.   Absence of Certain Changes or Events.......................................18
          Section 5.8.   Litigation.................................................................19
          Section 5.9.   Accounts Receivable........................................................19
          Section 5.10.  No Violation of Law; Compliance with Agreements............................19
          Section 5.11.  Insurance..................................................................19
          Section 5.12.  Taxes......................................................................20
          Section 5.13.  Employee Benefit Plans.....................................................21
          Section 5.14.  Employee and Labor Matters.................................................23
          Section 5.15.  Environmental Matters......................................................23
          Section 5.16.  Non-Competition Agreements.................................................25
          Section 5.17.  Title to Assets............................................................25
          Section 5.18.  Contracts, Agreements, Plans and Commitments...............................26
          Section 5.19.  Supplies...................................................................27
          Section 5.20.  Brokers and Finders........................................................27
          Section 5.21.  Intellectual Property......................................................27
          Section 5.22.  Relationships..............................................................27
          Section 5.23.  Year 2000..................................................................28
          Section 5.24.  Certain Payments...........................................................28
          Section 5.25.  Books and Records..........................................................28
          Section 5.26.  Condition and Sufficiency of Assets........................................28

ARTICLE VI
     CONDUCT OF BUSINESS PENDING CLOSING............................................................29
          Section 6.1.   Conduct of Business by the Sellers Pending Closing.........................29
          Section 6.2.   Other Offers...............................................................30
          Section 6.3.   Access to Information......................................................31
          Section 6.4.   Commercially Reasonable Efforts............................................31

ARTICLE VII
     CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES...........................................32
          Section 7.1.   Consents...................................................................32
          Section 7.2.   Further Assurances.........................................................32
          Section 7.3.   Expenses and Fees..........................................................32
          Section 7.4.   Agreement to Cooperate.....................................................32
          Section 7.5.   Notification of Certain Matters............................................32
          Section 7.6.   Registration Statements....................................................33
          Section 7.7.   Purchaser's Liquidity Program..............................................34
          Section 7.8.   Exchange Listing...........................................................34
          Section 7.9.   Public Statements..........................................................35
          Section 7.10.  Section 338(h)(10) Election................................................35
          Section 7.11.  Allocation of Purchase Price...............................................35
          Section 7.12.  Code Section 754 Adjustments...............................................35

          Section 7.13.  Control of Tax Returns.....................................................35
          Section 7.14.  Supplements to Disclosure Schedules........................................36

ARTICLE VIII
     CONDITIONS TO CLOSING..........................................................................36
          Section 8.1.   Conditions to Each Party's Obligation to Close.............................36
          Section 8.2.   Conditions to Obligation of the Sellers....................................36
          Section 8.3.   Conditions to Obligations of Purchaser.....................................37

ARTICLE IX
     TERMINATION, AMENDMENT AND WAIVER..............................................................38
          Section 9.1.   Termination................................................................38
          Section 9.2.   Effect of Termination......................................................39
          Section 9.3.   Extensions; Waiver.........................................................40
          Section 9.4.   Purchaser's Option to Extend...............................................40

ARTICLE X
     INDEMNIFICATION AND LIMITATION ON LIABILITY....................................................40
          Section 10.1.  The Sellers' Indemnity Obligations.........................................40
          Section 10.2.  Purchaser's Indemnity Obligations..........................................41
          Section 10.3.  Indemnification Procedures.................................................41
          Section 10.4.  Limitation of Sellers' Liability...........................................43
          Section 10.5.  Limitation of Purchaser's Liability........................................44

ARTICLE XI
     GENERAL PROVISIONS.............................................................................44
          Section 11.1.  Survival...................................................................44
          Section 11.2.  Notices....................................................................45
          Section 11.3.  Interpretation.............................................................47
          Section 11.4.  Miscellaneous..............................................................47
          Section 11.5.  Governing Law..............................................................48
          Section 11.6.  Binding Arbitration........................................................48
          Section 11.7.  Amendment..................................................................50
          Section 11.8.  Counterparts...............................................................50
          Section 11.9.  Parties in Interest........................................................50
          Section 11.10. Validity...................................................................50
          Section 11.11. Guarantee..................................................................50

Exhibits

Exhibit A         Glossary
Exhibit B         Form of Estimated Adjustment Amount Worksheet
Exhibit C         Form of Release of Claims Agreement
Exhibit D         Form of Consulting Agreement
Exhibit E         Form of Covenant Not to Compete Agreement
Exhibit F         Form of Covenant Not to Compete Agreement

Schedules

Schedule 1        The Companies
Schedule 3.3(d)   Projects
Schedule 3.4(i)   Operating Practices
Schedule 3.4(j)   Capital Budget
Schedule 3.4(k)   Projects Excepted from Earn Out
Schedule 3.5      Guarantees or Surety Obligations
Schedule 4A.3     Sellers' Brokers and Finders
Schedule 5.3      Non-Contravention; Approvals
Schedule 5.5      Financial Statements
Schedule 5.6      Absence of Undisclosed Liabilities
Schedule 5.7      Absence of Certain Changes or Events
Schedule 5.8      Litigation
Schedule 5.10     No Violation of Law; Compliance with Agreements
Schedule 5.12     Taxes
Schedule 5.13     Employee Benefit Plans
Schedule 5.14     Employee and Labor Matters
Schedule 5.15     Environmental Matters
Schedule 5.16     Non-Competition Agreements
Schedule 5.17     Title to Assets
Schedule 5.18     Contracts, Agreements, Plans and Commitments
Schedule 5.20     Companies' Brokers and Finders
Schedule 5.21     Intellectual Property
Schedule 5.22     Relationships
Schedule 5.23     Year 2000 Compliance
Schedule 5.26     Condition and Sufficiency of Assets

                           PURCHASE AND SALE AGREEMENT


         This PURCHASE AND SALE AGREEMENT, dated as of October 20, 1999 (the "Agreement"), is by and among SYNAGRO TECHNOLOGIES, INC., a Delaware corporation (the "Purchaser"), and PAUL A. TORETTA, individually ("Mr. Toretta"), EILEEN TORETTA, as Trustee of the Paul A. Toretta 1998 Grat (the "Grat"), FRANCES A. GUERRERA, individually ("Mrs. Guerrera"), FRANCES A. GUERRERA, as Executrix of the Estate of Richard J. Guerrera (the "Estate"), and FRANCES A. GUERRERA and ROBERT DIONNE, as Co-Trustees of the Richard J. Guerrera Revocable Trust under Agreement dated November 2, 1998 (the "Trust"). Each of Mr. Toretta, the Grat and the Estate is a "Seller" and, collectively, they are sometimes referred to as the "Sellers". The Purchaser and each of the other signatories to this Agreement are a "Party" and, collectively, they are sometimes referred to as the "Parties." Mrs. Guerrera, individually and in her capacity as Co-Trustee of the Trust, and Robert Dionne, in his capacity as Co-Trustee of the Trust, join this Agreement for purposes of guaranteeing the performance by the Estate and the Trust, as the case may be, of their respective joint and several obligations under this Agreement, as further set forth in Section 11.11 of this Agreement.


                              W I T N E S S E T H:

         WHEREAS, the Sellers own, directly or indirectly, all of the outstanding capital stock, limited partnership interests and membership interests (the "Ownership Interests") of those corporations, limited partnerships and limited liability companies set forth on Schedule 1 (each of which is a "Company" and which, collectively, are sometimes referred to as the "Companies"), as of the date hereof;

         WHEREAS, the Companies are engaged in the business of sewage sludge disposal in the northeastern United States, including the hauling, treatment and disposal of sewage sludge; the providing of non-hazardous biosolids transportation, treatment and disposal services to municipal wastewater treatment plants and commercial customers; and the operation, maintenance, repair and management of sewage sludge treatment and incineration facilities (the "Business");

         WHEREAS, Purchaser desires to purchase from the Sellers, and the Sellers desire to sell to the Purchaser, the Ownership Interests upon the terms and conditions set forth herein; and

         WHEREAS, the Sellers, Mrs. Guerrera and the Trust are making certain representations, warranties, covenants, agreements and indemnities herein, as an inducement to Purchaser to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements stated herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, covenant and agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles ("GAAP") and on a basis not inconsistent with those applied in the preparation of the financial statements referred to in Sections 4.5(d) and 5.5 hereof.

         SECTION 1.2. DEFINED TERMS. As used in this Agreement, certain words and terms have the meanings ascribed to them in the Glossary attached hereto as Exhibit A. Other capitalized terms have the meanings ascribed to them elsewhere in this Agreement.


                                   ARTICLE II
                                     CLOSING

         SECTION 2.1. CLOSING. Subject to the terms and provisions of Article IX, the closing of the purchase and sale provided for herein (the "Closing") shall take place at the offices of RICHARDS & O'NEIL, LLP, 43 Arch Street, Greenwich, Connecticut as promptly as practicable (but in any event within five
(5) business days) following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived, or at such other time and place as the Purchaser and Sellers shall agree. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."


                                   ARTICLE III
                           SALE OF OWNERSHIP INTERESTS

         SECTION 3.1. OWNERSHIP INTERESTS. Subject to the terms and conditions of this Agreement, the Sellers will sell, transfer and deliver to the Purchaser, and the Purchaser will purchase, the Ownership Interests directly owned by the Sellers as set forth on Schedule 1 (the "Direct Ownership Interests") on the Closing Date.

         SECTION 3.2. PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") for the Direct Ownership Interests and the representations, warranties, covenants and agreements referenced herein shall be:

                           (i) cash equal to Forty-Four Million Dollars
($44,000,000) minus (1) the Companies' Indebtedness as of Closing, plus or minus
(2) the amount, if any, by which the Companies' Net Working Capital as of Closing is greater than or less than One Million One Hundred Forty Thousand Dollars ($1,140,000). The amount, if any, by which the cash portion of the Purchase Price is adjusted pursuant to this Section 3.2(i) (i.e., the sum of (1) and (2) above) is referred to herein as the "Adjustment Amount"; and

                           (ii) the Earn Out Payments, if any, as defined and
further described in Section 3.4 below.

The portion of the Purchase Price payable in cash at Closing (as determined in accordance with Section 3.2 and Section 3.3) (the "Cash Portion") shall be allocated as follows: (i) the Estate shall receive fifty percent (50%) of the Cash Portion less $2,250,000, and (ii) the Grat shall receive ninety-nine percent (99%) and Mr. Toretta shall receive one percent (1%) of the remaining Cash Portion. The Earn Out Payments (as determined in accordance with Section 3.4), if any, shall be paid sixteen percent (16%) to the Estate and eighty-four percent (84%) to the Earn Out Representative (for the benefit, and in satisfaction of Purchaser's payment obligations regarding the Earn Out Payments to, the Grat and Mr. Toretta).

         SECTION 3.3. PURCHASE PRICE ADJUSTMENT.

                  (a) Prior to the Closing Date, Mr. Toretta shall deliver to the Purchaser a worksheet, in the form attached as Exhibit B hereto, setting forth a reasonable estimate of the Indebtedness and Net Working Capital as of the Closing Date, as well as a computation of the estimated Adjustment Amount (the "Estimated Adjusted Amount"). The worksheet shall be prepared by Mr. Toretta and reasonably acceptable to the Purchaser. If the Estimated Adjustment Amount is a positive number, the Cash Portion as allocated to (i) Mr. Toretta shall be decreased in an amount equal to one-half percent (0.5%) of the positive Estimated Adjustment Amount; (ii) the Grat shall be decreased in an amount equal to forty-nine and one-half percent (49.5%) of the positive Estimated Adjustment Amount and (iii) the Estate shall be decreased in an amount equal to fifty percent (50%) of the positive Estimated Adjustment Amount. If the Estimated Adjustment Amount is a negative number (i.e., the excess Net Working Capital exceeds the Indebtedness), the Cash Portion as allocated to (i) Mr. Toretta shall be increased in an amount equal to one-half percent (0.5%) of the negative Estimated Adjustment Amount; (ii) the Grat shall be increased in an amount equal to forty-nine and one-half percent (49.5%) of the negative Estimated Adjustment Amount and (iii) the Estate shall be increased in an amount equal to fifty percent (50%) of the negative Estimated Adjustment Amount.

                  (b) Within 90 days after the Closing, Purchaser shall cause the Companies to prepare a consolidated balance sheet of the Companies as of the Closing Date (the "Closing Date Balance Sheet"), including a computation of the actual Adjustment Amount of the Companies as of the Closing Date (the "Actual Adjustment Amount"). If within 15 days following delivery of the Closing Date Balance Sheet to Mr. Toretta, Mr. Toretta does not object in writing thereto, then the Actual Adjustment Amount shall be as computed on such Closing Date Balance Sheet. If Mr. Toretta does object in writing to the computation within such 15-day period, then the Purchaser and Mr. Toretta shall negotiate in good faith and attempt to resolve their disagreement. Should such negotiations not result in an agreement within 20 days, then the matter shall be submitted to an independent accounting firm of national reputation mutually acceptable to the Purchaser and Mr. Toretta (the "Neutral Auditors"). If the Purchaser and Mr. Toretta are unable to agree on the Neutral Auditors, then they shall request the American Arbitration Association to appoint the Neutral Auditors. All fees and expenses relating to appointment of the Neutral Auditors and the work, if any, to be performed by the Neutral Auditors will be borne equally by the Purchaser and Mr. Toretta. The Neutral Auditors will deliver to the Purchaser and Mr. Toretta a written determination (such determination to include a worksheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Auditors by the Purchaser and Mr. Toretta, or their respective affiliates) of the disputed items within 30 days of receipt of the disputed items, which determination will be final, binding and conclusive on the Parties.

                  (c) Promptly following agreement on or delivery of the final, binding and conclusive Closing Date Balance Sheet setting forth the Actual Adjustment Amount, the Purchaser, the Estate, the Grat and Mr. Toretta shall account to each other as provided for in this Section 3.3(c). If the Estimated Adjustment Amount less the Actual Adjustment Amount is a positive number, the Estate, the Grat and Mr. Toretta shall have a right to receive aggregate cash payments from Purchaser equal to such excess. If the Estimated Adjustment Amount less the Actual Adjustment Amount is a negative number, Purchaser shall be entitled to receive aggregate cash payments from each of the Estate, the Grat and Mr. Toretta equal to such deficit. Any such excess or deficit payment shall be due and payable within three (3) business days after the Actual Adjustment Amount is determined pursuant to this Section 3.3. Any payments due from or to the Estate, the Grat and Mr. Toretta pursuant to this Section 3.3(c) shall be payable or paid (i) fifty percent (50%) by or to the Estate, (ii) forty-nine and one-half percent (49.5%) by or to the Grat, and (iii) one-half percent (0.5%) by or to Mr. Toretta.

                  (d) For purposes of determining the Net Working Capital pursuant to this Section 3.3, any cash payments made or current liabilities incurred on or after August 1, 1999, and prior to Closing with respect to the projects described on Schedule 3.3(d) hereto, up to an aggregate amount of cash and current liabilities of $1,050,000, shall not be deducted in the Net Working Capital computation.

         SECTION 3.4. EARN OUT PAYMENT.

                  (a) As soon as practicable after December 31, 2000, and after the last day of each succeeding calendar year through and including December 31, 2007 (the "Earn Out Period"), the Purchaser's independent auditor (the "Auditor") shall audit the financial statements of the Companies as of the last day of the calendar year then ended and the Purchaser's calculation of the Earnings of the Companies during such calendar year in the manner specified in this Section 3.4. No later than April 30th of each year from 2001 through 2008, the Purchaser shall deliver notice of the Earnings of the Companies for the preceding calendar year to the Earn Out Representative and the Estate, as audited by the Auditor, together with the Auditor's audit report on the Companies' financial statements and on Purchaser's calculation of Earnings during the calendar year then ended.

                  (b) The Companies' Earnings shall be calculated in accordance with this Section 3.4 and the definition of Earnings and in a manner consistent with that used to compute the Earn Out Baseline referenced in Section 3.4(c) below. For purposes of calculating the Earnings pursuant to this Section 3.4 only, the term "Companies" shall also include (i) New England Treatment Company, Inc. and (ii) any newly-organized Affiliate of the Companies formed by the Purchaser during the Earn Out Period to conduct any new biosolids incineration or lime stabilization business of the Companies in New England. During the Earn Out Period and thereafter until the last Earn Out Payment, if any, is actually made pursuant to this Section 3.4, the Companies and the Purchaser shall give the Sellers and their respective accountants, counsel and other representatives, reasonable and prompt access during normal business hours to (x) all of the properties, books, contracts, commitments and records related to the Companies, and (y) all other information concerning the Companies that the Sellers may reasonably request and that is necessary to evaluate and propose changes to the computation of the Companies' Earnings.

                  (c) In the event that the Earnings of the Companies are less than or equal to Four Million Seventy-One Thousand Five Hundred Forty-Nine Dollars ($4,071,549) (as adjusted from time to time pursuant to this Section 3.4, the "Earn Out Baseline") during any calendar year during the Earn Out Period, then no additional amounts shall be payable to the Sellers with respect to such calendar year. In the event that the Companies' Earnings exceed Four Million Seventy-One Thousand Five Hundred Forty-Nine Dollars ($4,071,549) during any calendar year during the Earn Out Period, an additional amount (an "Earn Out Payment") shall be calculated and paid by the Purchaser to the Sellers in accordance with this Section 3.4(c) (and pro rata in accordance with the percentages set forth in Section 3.2) with respect to such calendar year and shall equal fifty percent (50%) of such excess. In no event shall the aggregate Earn Out Payments payable to the Sellers (together with any Accelerated Amounts (as defined below)) under this Section 3.4 exceed Twelve Million Dollars ($12,000,000). At the Purchaser's option each Earn Out Payment shall be paid either (i) in all cash or other immediately available funds or (ii) fifty percent (50%) in cash or other immediately available funds and fifty percent (50%) in Purchaser Common Stock. The number of shares of Purchaser Common Stock shall be calculated using the Average Purchaser Common Stock Price.

                  (d) Each Earn Out Payment shall be paid by the Purchaser to the Earn Out Representative and the Estate (pro rata in accordance with the percentages set forth in Section 3.2) on or before the date that the Purchaser is required to deliver the annual report of the Auditor to the Earn Out Representative and the Estate.

                  (e) Upon receipt of an annual report of the Auditor regarding the Companies' Earnings, the Earn Out Representative shall have 30 days in which to object in writing to the Purchaser with respect to the Purchaser's calculation of the Companies' Earnings (an "Earnings Dispute Notice"). In the event the Earn Out Representative does not object to the Purchaser's calculation of the Companies' Earnings within such 30-day period, the Purchaser's calculation of the Companies' Earnings, as notified to the Earn Out Representative, shall be deemed final, conclusive and binding on all Parties. In the event the Earn Out Representative gives a timely Earnings Dispute Notice, then the Earn Out Representative and Purchaser shall work together in good faith to reach an agreement on an appropriate adjustment to the Earn Out Payment. If within 15 days after Purchaser's receipt of an Earnings Dispute Notice, the Earn Out Representative and Purchaser have not reached an agreement, the Earn Out Representative and Purchaser shall engage the Accounting Arbitrator to calculate the amount of an appropriate adjustment to Purchaser's calculation of the Companies' Earnings, if any, except as otherwise provided in Section 3.4(f) hereof. The decision of the Accounting Arbitrator shall be final, conclusive and binding on all Parties. The Accounting Arbitrator shall make its determinations using the accounting and other principles set forth in Section 3.4(b) hereof. The Accounting Arbitrator shall be directed to make its determination within 45 days of its engagement. Payment of any adjustment to the Earn Out Payment from the Purchaser to the Earn Out Representative and the Estate, if any, shall be due within ten (10) days after the resolution of any such dispute.

                  (f) In the event that the Earn Out Representative alleges in an Earnings Dispute Notice an entitlement to a higher Earn Out Payment because of breaches of the Purchaser's covenants set forth in Section 3.4(i) or (j) hereof, and the Earn Out Representative and Purchaser are unable to resolve the dispute within the 15-day resolution period provided for in Section 3.4(e) hereof, then the Accounting Arbitrator shall not be engaged and the dispute shall be resolved in accordance with Section 11.6 hereof.

                  (g) Purchaser will not issue any certificates for any fractional shares of Purchaser Common Stock otherwise issuable pursuant to either Section 3.2 or Section 3.4. In lieu of issuing such fractional shares, Purchaser shall pay cash to the Earn Out Representative and the Estate (pro rata in accordance with the percentages set forth in Section 3.2), such cash payments to be based on the value of such fractional shares using the Average Purchaser Common Stock Price.

                  (h) As soon as practicable after the completion of the first two years of operations of the Rhode Island Project (as defined in Schedule 5.6) (such two (2) year period beginning the first day of the calendar month following the Purchaser's receipt of notice from the Earn Out Representative that the Rhode Island Project has commenced operation for purposes of this
Section 3.4), the Auditor shall audit the Purchaser's calculation of the Earnings attributable to the Rhode Island Project over such two years of operations (the "Rhode Island Earnings"). No later than 120 days after the end of such two years of operations of the Rhode Island Project, the Purchaser shall deliver (i) notice of the Purchaser's calculation of the Rhode Island Earnings to the Earn Out Representative and the Estate, as audited by the Auditor, together with the Auditor's audit report on the Purchaser's calculation of the Rhode Island Earnings (the "Rhode Island Notice") and (ii) an accelerated Earn Out Payment to the Estate and the Earn Out Representative (pro rata in accordance with the percentages set forth in Section 3.2) equal to twenty-five percent (25%) of the Rhode Island Earnings multiplied by the number of years then remaining in the Earn Out Period (the "Accelerated Amount"). The Earn Out Baseline shall be adjusted to reflect the payment of the Accelerated Amount by the addition of one-half of the Rhode Island Earnings (i.e., the one-year average of the Earnings attributable to the Rhode Island Project over such two years of operations) to the Earn Out Baseline set forth in Section 3.4(c). Upon receipt of the Rhode Island Notice, the Earn Out Representative shall have 30 days in which to object in writing to the Purchaser with respect to the Purchaser's calculation of the Rhode Island Earnings (a "Rhode Island Earnings Dispute Notice"). In the event the Earn Out Representative does not object to the Purchaser's calculation of the Rhode Island Earnings within such 30-day period, the Purchaser's calculation of the Rhode Island Earnings, as set forth in the Rhode Island Notice, shall be deemed final, conclusive and binding on all Parties. In the event the Earn Out Representative gives a timely Rhode Island Earnings Dispute Notice, then the Earn Out Representative and Purchaser shall work together in good faith to reach an agreement on an appropriate adjustment to the calculation of the Rhode Island Earnings, if any. If within 15 days after the Purchaser's receipt of a Rhode Island Earnings Dispute Notice, the Earn Out Representative and Purchaser have not reached an agreement, the Earn Out Representative and the Purchaser shall engage the Accounting Arbitrator to calculate the amount of an appropriate adjustment to the calculation of the Rhode Island Earnings, if any. The decision of the Accounting Arbitrator shall be final, conclusive and binding on all Parties. The Accounting Arbitrator shall make its determinations consistent with the terms hereof. The Accounting Arbitrator shall be directed to make its determination within 45 days of its engagement.

         Within ten (10) days after determination of a final, conclusive and binding calculation of the Rhode Island Earnings, the Purchaser shall pay any adjustment amount to the Estate and the Earn Out Representative in accordance with the foregoing formula and the Earn Out Baseline shall be further adjusted to reflect the payment of such adjustment amount.

                  (i) Until the earlier of the end of the Earn Out Period or the satisfaction of all of the Purchaser's payment obligations under this Section 3.4, the Purchaser shall use commercially reasonable efforts to operate or cause the Companies to be operated as stand-alone entities in New England in conformity with past operating practices, as illustrated generally by the adjusted income statement for the trailing twelve (12) month period ended July 31, 1999, attached hereto as Schedule 3.4(i). Without limiting the generality of the foregoing, until the earlier of the end of the Earn Out Period or the satisfaction of all of the Purchaser's payment obligations under this Section 3.4, the Purchaser agrees with respect to business in New England that without the prior consent of the Earn Out Representative, Purchaser: (1) shall not alter in any material respect the pricing formulas in any customer contract of any of the Companies; (2) shall not, and shall not permit any of its other Affiliates to, solicit any present customer of any of the Companies; (3) shall not, and shall not permit any of its other Affiliates to, bid for or otherwise solicit any Governmental Authority for the construction or operation of any biosolids incineration or lime stabilization facility in New England and (4) will not sell or transfer control of any of the Companies or any of their respective operating facilities, except (i) to another Company or (ii) a sale or transfer of control of any of the Companies which is incidental to either a sale, transfer of control or internal reorganization of Purchaser.

                  (j) Until the earlier of the end of the Earn Out Period or the satisfaction of all of the Purchaser's payment obligations under this Section 3.4, the Purchaser shall use its commercially reasonable efforts to provide capital to the Companies in such amounts (at market rates) and at such times as set forth on Schedule 3.4(j).

                  (k) At any time until the earlier of the end of the Earn Out Period or the satisfaction of all of the Purchaser's payment obligations under this Section 3.4, in the event that the Purchaser or any of its Affiliates (other than a Company) either (i) with the consent of the Earn Out Representative, engages in any of the activities described in Section 3.4(i)(2) or (3) hereof, or (ii) enters into any business or solicits any contract (except existing contracts with customers of Purchaser or its Affiliates or renewals thereof) that competes with any of the Companies in New England through the use of a biosolids management technology other than incineration or lime stabilization, the Companies' Earnings shall be deemed to include twenty

(20%) of the Purchaser's (or its Affiliate's) earnings attributable to such activity, such earnings to be calculated in a manner reasonably consistent with that used to compute the Companies' Earnings and shall otherwise be subject to all of the procedural requirements of this Section 3.4. Notwithstanding the foregoing sentence, the Companies' Earnings shall not be deemed to include any of the Purchaser's (or its Affiliate's) earnings attributable to any of the projects identified on Schedule 3.4(k), hereto.

                  (l) The Purchaser acknowledges that it is the intention of the Earn Out Representative to retain certain employees of the Companies to act as independent contractors for the Earn Out Representative and certain of the Sellers with respect to monitoring and assisting the Earn Out Representative in earning the Earn Out Payments.

                  (m) Until the earlier of the end of the Earn Out Period or the satisfaction of all of the Purchaser's payment obligations under this Section 3.4, the Purchaser shall cause the Companies to (i) provide the Earn Out Representative with monthly financial reports of the operations of the Companies within 14 days following the close of each calendar month, accompanied by a management report disclosing all material developments during such period with respect to the Companies, and (ii) upon reasonable prior notice from the Sellers, provide the Sellers with access to the management employees of the Companies.

                  (n) Any Purchaser Common Stock issued by Purchaser to the Sellers pursuant to Section 3.4 shall be allocated first to Earnings attributable to the New England Treatment Company, Inc. ("NETCO"), if any. Notwithstanding any other provision set forth herein, the aggregate of Earn Out Payments paid in cash attributable to the Earnings of NETCO shall not exceed an amount determined, in the sole judgment of the Earn Out Representative, to be the maximum amount of cash payable in order for the transactions contemplated by the Merger Agreement to comply with Section 368(a)(2)(E) of the Code (assuming the portion of the Earn Out Baseline attributable to NETCO being equal to $500,000), unless the Earn Out Representative elects to waive this limitation.

                  (o) A copy of any and all correspondence and/or notices sent pursuant to this Section 3.4 between (i) Purchaser and (ii) the Earn Out Representative and/or Mr. Toretta, shall simultaneously be sent to Donald F. Dwyer, c/o Astra Zeneca, 725 Chesterbrook Blvd., Wayne, PA 19087.

         SECTION 3.5. CLOSING DELIVERIES.

                  (a) At the Closing, the Sellers shall deliver to the
Purchaser:

                           (i) certificates representing all of the certificated
Ownership Interests, either registered in the name of one of the Companies or, with respect to the Direct Ownership Interests, duly endorsed for transfer to the Purchaser or accompanied by duly executed assignment documents, which shall transfer to the Purchaser good and valid title to all of the certificated Direct Ownership Interests, free and clear of all Liens, and, with respect to uncertificated Direct Ownership Interests, if any, duly executed assignment documents, which shall transfer to Purchaser good and valid title to any uncertificated Direct Ownership Interests, free and clear of all Liens;

                           (ii) Release of Claims Agreements executed by the
officers, directors, stockholders, partners and members of the Companies releasing the Companies from any and all prior claims of such officers, directors, stockholders, partners and members, in the form attached hereto as Exhibit C;

                           (iii) all corporate, accounting, business and tax
records of the Companies;

                           (iv) a legal opinion from Richards & O'Neil, LLP,
counsel to Mr. Toretta and the Companies, in a form reasonably satisfactory to Purchaser;

                           (v) a legal opinion from Carter, Ledyard & Milburn,
counsel to the Grat, in a form reasonably satisfactory to Purchaser;

                           (vi) a legal opinion from Palmeri, Rock & Talbot,
P.C., counsel to Frances Guerrera, individually, the Estate and the Trust, in a form reasonably satisfactory to Purchaser;

                           (vii) a Consulting Agreement between the Purchaser
and Mr. Toretta, individually, in the form attached as Exhibit D hereto;

                           (viii) Covenant Not to Compete Agreements between the
Purchaser and each of Mr. Toretta, individually, and the Grat, in the form attached as Exhibit E hereto;

                           (ix) Covenant Not to Compete Agreements between the
Purchaser and each of Mrs. Guerrera, individually, the Estate, the Trust and R.
J. Guerrera Trucking Company, Inc. (the "Trucking Company"), in the form attached as Exhibit F hereto; and

                           (x) such other documents, including certificates of
the Sellers, as may be required by this Agreement or reasonably requested by the Purchaser.

              (b) At the Closing, the Purchaser shall deliver to:

                           (i) the Sellers, the cash portion of the Purchase
Price determined in accordance with and allocated as set forth in Section 3.2, in immediately available funds;

                           (ii) Mr. Toretta, individually, a Consulting
Agreement, in the form attached as Exhibit D;

                           (iii) Mr. Toretta, individually, and the Grat, a
Covenant Not to Compete Agreement, in the form attached as Exhibit E;

                           (iv) each of the Estate, Mrs. Guerrera, individually,
the Trust and the Trucking Company, a Covenant Not to Compete Agreement, in the form attached as Exhibit F; and

                           (v) documents relating to the removal of the Sellers
from any and all personal guarantees and/or surety obligations in connection with the Companies' debts or operations listed on Schedule 3.5; and,

                           (vi) legal opinions from in-house legal counsel to
the Purchaser, dated the Closing Date, in a form reasonably satisfactory to the Sellers.


                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

         Purchaser represents and warrants to the Sellers as follows, except as set forth in the Purchaser's Form 10-K for the fiscal year ended December 31, 1998, all quarterly reports on Form 10-Q filed with the SEC since January 1, 1999, and all amendments to any of the foregoing:

         SECTION 4.1. ORGANIZATION AND QUALIFICATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect (as defined in Exhibit A).

         SECTION 4.2. CAPITALIZATION.

                  (a) As of June 30, 1999, the authorized capital stock of Purchaser consisted of 100,000,000 shares of Purchaser Common Stock, of which 17,392,790 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $.002 per share, of which 500,000 shares have been designated as "Preferred Stock-Junior Participating Series A" and reserved for issuance upon exercise of rights evidenced by the certificates representing all outstanding shares of Purchaser Common Stock, but no such shares are issued and outstanding. All of the issued and outstanding shares of Purchaser Common Stock were validly issued and are fully paid, nonassessable and free of preemptive rights.

                  (b) As of June 30, 1999, except for 4,020,393 options granted pursuant to Purchaser incentive or option plans (or to current or former employees of Purchaser), warrants to acquire 770,000 shares of Purchaser Common Stock and shares issuable in connection with proposed acquisitions, if any, there are no outstanding (i) securities of Purchaser convertible into or exchangeable for shares of capital stock or voting securities of Purchaser or
(ii) options or other rights to acquire from Purchaser or other obligations of Purchaser to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Purchaser.

                  (c) The shares of Purchaser Common Stock to be issued as part of the Purchase Price have been duly authorized and when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or other similar right.

         SECTION 4.3. AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) Purchaser has full corporate power and authority to execute and deliver this Agreement and, subject to the Purchaser Required Statutory Approvals (as defined in Section 4.3(c)), to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors of the Purchaser and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution and delivery of this Agreement or the consummation by Purchaser of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Purchaser, and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a valid and legally binding agreement of Purchaser enforceable against Purchaser in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien, upon, any of the properties or assets of Purchaser or any of its Subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or bylaws of Purchaser or any of its Subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to Purchaser or any of its Subsidiaries or any of their respective properties or assets (assuming compliance with the matters referred to in Section 4.3(c)) or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Purchaser or any of its Subsidiaries is now a party or by which Purchaser or any of its Subsidiaries or any of their respective properties or assets may be bound or affected, except, in the case of clauses (ii) and (iii), for matters as would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Purchaser to consummate the transactions contemplated by this Agreement.

                  (c) Except for the filing of the Registration Statements (as defined in Section 4.4) with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the declaration of the effectiveness thereof by the SEC and filings with various state blue sky authorities (the "Purchaser Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Purchaser or the consummation by Purchaser of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Purchaser to consummate the transactions contemplated by this Agreement.

         SECTION 4.4. REGISTRATION STATEMENTS. None of the information to be supplied by Purchaser or its Subsidiaries for inclusion in the Registration Statements on Form S-3 to be filed under the Securities Act with the SEC by Purchaser pursuant to Section 7.6 of this Agreement for the purpose of registering the Purchaser Shares (as amended or supplemented, the "Registration Statements") will, at the time they become effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 4.5. REPORTS AND FINANCIAL STATEMENTS.

                  (a) Since January 1, 1999, Purchaser has filed with the SEC all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act, the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate acts and the rules and regulations thereunder.

                  (b) Purchaser has previously made available or delivered to the Companies or the Sellers copies of Purchaser's (a) Annual Reports on Form 10-K for the fiscal year ended December 31, 1998, and for the immediately preceding fiscal year, as filed with the SEC, (b) proxy and information statements relating to (i) all meetings of its shareholders (whether annual or special) and (ii) any actions by written consent in lieu of a shareholders' meeting from January 1, 1999, until the date hereof, and (c) all other reports, including quarterly reports, or registration statements filed by Purchaser with the SEC since January 1, 1999 (other than Registration Statements filed on Form S-8) (the documents referred to in clauses (a), (b) and (c), including the exhibits thereto, are collectively referred to as the "Purchaser SEC Reports").

                  (c) As of their respective dates, the Purchaser SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The audited consolidated financial statements and unaudited interim consolidated financial statements of Purchaser included in such reports (collectively, the "Purchaser Financial Statements") have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of Purchaser and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.

         SECTION 4.6. BROKERS AND FINDERS. Purchaser has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of Purchaser to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by Purchaser of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.


                                  ARTICLE IV-A
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS
                           CONCERNING THE TRANSACTION

         Each Seller, severally but not jointly, represents and warrants to the Purchaser as follows:

         SECTION 4A.1 OWNERSHIP.

                  (a) The Seller holds of record and beneficially all of the equity securities of the Companies shown as owned by the Seller on Schedule 1 free and clear of any Liens (except for Liens arising under Federal and state securities laws and restrictions arising under the Companies' organizational documents which have been waived).

                  (b) There are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement obligating the Seller to deliver or sell, or cause to be delivered or sold, any Ownership Interests in any of the Companies, or obligating the Seller to grant, extend or enter into any such agreement or commitment. There are no voting trusts, proxies or other agreements or understandings to which the Seller is a party or is bound with respect to the voting of any ownership interest of any of the Companies.

         SECTION 4A.2 AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) The Seller has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been approved by the respective boards of directors, partners and/or members of the Companies, and no other proceedings on the part of the Seller are necessary to authorize the execution and delivery of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller, and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a valid and legally binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Seller under any of the terms, conditions or provisions of (i) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to the Seller, or any of its properties or assets, or (ii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Seller is now a party or by which the Seller or any of the Seller's properties or assets may be bound or affected.

                  (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby.

         SECTION 4A.3 BROKERS AND FINDERS. Except as disclosed on Schedule 4A.3, the Seller has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of any of the Companies to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby.

         SECTION 4A.4 REGISTRATION STATEMENTS. None of the information to be supplied by the Seller for inclusion in the Registration Statements will contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 4A.5 INVESTMENT REPRESENTATIONS. Each Seller acknowledges, represents and agrees that:

                  (a) (i) Purchaser has made available to Seller the information and documents described in Section 4.5 hereof, (ii) Seller understands the risks associated with ownership of Purchaser Common Stock, and
(iii) Seller is capable of bearing the financial risks associated with such ownership;

                  (b) The Purchaser Shares included within the Purchase Price have not been registered under the Securities Act or registered or qualified under any applicable state securities laws;

                  (c) The Purchaser Shares are being issued to Seller in reliance upon exemptions from such registration or qualification requirements, and the availability of such exemptions depends in part upon Seller's bona fide investment intent with respect to the Purchaser Shares;

                  (d) Seller's acquisition of the Purchaser Shares is solely for his own account for investment, and Seller is not acquiring such Purchaser Shares for the account of any other Person or with a view toward resale, assignment, fractionalization, or distribution thereof;

                  (e) Seller shall not offer for sale, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Purchaser Shares except in accordance with this Agreement and (i) the registration requirements of the Securities Act and applicable state securities laws or (ii) upon delivery to Purchaser of an opinion of legal counsel reasonably satisfactory to Purchaser that an exemption from registration is available or pursuant to an effective registration statement covering the Purchaser Shares to be sold;

                  (f) Seller has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Purchaser Shares, and to make an informed investment decision with respect thereto;

                  (g) Seller has had the opportunity to ask questions of, and receive answers from, Purchaser's officers and directors concerning Seller's acquisition of the Purchaser Shares and to obtain such other information concerning Purchaser and the Purchaser Shares, to the extent Purchaser's officers and directors possessed the same or could acquire it without unreasonable effort or expense, as Seller deemed necessary in connection with making an informed investment decision; and

                  (h) In addition to any other legends required by law or the other agreements entered into in connection herewith, each certificate evidencing the Purchaser Shares will bear a conspicuous restrictive legend substantially as follows:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED

                  FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH OTHER STATE LAWS OR UPON DELIVERY TO THIS CORPORATION OF AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                                   ARTICLE V
     REPRESENTATIONS AND WARRANTIES OF THE SELLERS CONCERNING THE COMPANIES

         The Sellers, jointly and severally, represent and warrant to the Purchaser as follows:

         SECTION 5.1. ORGAnIZATION AND QUALIFICATION. Each of the Companies is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization and has the requisite organizational power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Each of the Companies is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect. True, accurate and complete copies of each of the Companies' articles of incorporation, certificate of partnership, certificate of formation, or other organizational documents, as amended, and each of the Companies' bylaws, partnership agreement, regulations, or other similar documents, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Purchaser.

         SECTION 5.2. CAPITALIZATION.

                  (a) One or more of the Companies holds of record and beneficially all of the equity securities of the Companies, excluding the Direct Ownership Interests, as set forth on Schedule 1. Schedule 1 also sets forth for each Company (i) its name, jurisdiction of organization and form of organization, (ii) the classes and number of shares of its authorized capital stock or other equity securities, (iii) the number of issued and outstanding shares of each class of its capital stock or other equity securities, and (iv) the number of shares of its capital stock or other equity securities held in treasury. All of the Sellers' ownership interests in the Companies were validly issued and are fully paid, and nonassessable. No Subsidiary of any of the Companies, other than as described on Schedule 1, holds any ownership interests in any of the Companies.

                  (b) Except as disclosed on Schedule 5.2(b), there are no outstanding (i) subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement obligating any of the Companies to issue, deliver or sell, or cause to be issued, delivered or sold, additional ownership interests in any of the Companies, or obligating any of the Companies to grant, extend or enter into any such agreement or commitment or (ii) obligations of any of the Companies to repurchase, redeem or otherwise acquire any securities referred to in clause (i) above. There are no voting trusts, proxies or other agreements or understandings to which any of the Companies is a party or is bound with respect to the voting of any ownership interests of any of the Companies.

         SECTION 5.3. AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) This Agreement has been approved by the respective boards of directors, partners and/or members of the Companies, and no other proceedings on the part of the Companies are necessary to authorize the execution and delivery of this Agreement or the consummation by the Companies and the Sellers of the transactions contemplated hereby.

                  (b) Except as disclosed on Schedule 5.3 hereto, the execution and delivery of this Agreement by the Sellers and the consummation by the Sellers of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of any of the Companies under any of the terms, conditions or provisions of (i) the respective charters, bylaws, partnership agreements, regulations or other similar documents of any of the Companies, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to any of the Companies, or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which any of the Companies is now a party or by which any of the Companies or any of their respective properties or assets may be bound or affected.

                  (c) Except as disclosed on Schedule 5.3 hereto, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary on the part of the Companies for the execution and delivery of this Agreement by the Sellers or the consummation by the Sellers of the transactions contemplated hereby.



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

         SECTION 5.4. SUBSIDIARIES. Except as set forth on Schedule 1, none of the Companies has any Subsidiaries, nor do any of the Companies hold any equity interest in or control (directly or indirectly, through the ownership of securities, by contract, by proxy, alone or in combination with others, or otherwise) any corporation, limited liability company, partnership, business organization or other Person.

         SECTION 5.5. FINANCIAL STATEMENTS. The audited financial statements of the Companies (excluding NETCO-Waterbury, Limited Partnership, NETCO-Waterbury Systems, Inc. and NETCO-Residuals Management Systems, Inc.) for the fiscal year ended December 31, 1998, attached as part of Schedule 5.5, have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of the Companies as of the dates thereof and the results of their operations and cash flows for the periods then ended. The unaudited financial statements for NETCO-Waterbury, Limited Partnership, NETCO-Waterbury Systems, Inc. and NETCO-Residuals Management Systems, Inc. for the fiscal year ended December 31, 1998, and the unaudited interim financial statements of the Companies for the seven (7) months ended July 31, 1999, also attached as part of Schedule 5.5 (and together with the audited financial statements described in the preceding sentence, the "Companies' Financial Statements"), have been prepared in accordance with the accrual method of accounting and fairly present in all material respects the financial position of the Companies as of the dates thereof and the results of their operations and cash flows for the seven (7) month period then ended, subject to normal year-end adjustments and any other adjustments described therein.

         SECTION 5.6. ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed on
Schedule 5.6, the Companies have not incurred any liabilities or contingencies (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities (i) which are accrued or reserved against the Companies' Financial Statements or reflected in the notes thereto or (ii) which were incurred after December 31, 1998, and were incurred in the ordinary course of business and consistent with past practices.

         SECTION 5.7. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since July 31, 1999, and except as described on Schedule 5.7, (i) the Companies have not declared or set aside or paid any dividend or made any other distribution with respect to any outstanding securities or ownership interests, or, directly or indirectly, purchased, redeemed or otherwise acquired any of their securities or ownership interests and (ii) the Companies have not granted any general increase in the compensation of any of their officers, directors or employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) and have not paid any bonuses to any officers, directors or employees. Since December 31, 1998, and except as described on Schedule 5.7, (i) the Companies have not adopted, entered into or amended any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law; (ii) the Companies have not made any amendment to any of their articles of incorporation, certificates of partnership, regulations, bylaws, partnership agreements, operating agreements or other similar documents or changed the character of any of their businesses in any manner; (iii) the businesses of the Companies have been conducted in the ordinary course of business consistent with past practices; and (iv) there has not been any event, occurrence, development or state of circumstances or facts which has had, or could reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 5.8. LITIGATION. Except as described on Schedule 5.8, there are no claims, suits, actions, Environmental Claims, inspections, investigations or proceedings pending or, to the knowledge of any of the Companies or Sellers, threatened against, relating to or affecting any of the Companies before any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator. Except as described on Schedule 5.8, none of the Companies is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator.

         SECTION 5.9. ACCOUNTS RECEIVABLE. All accounts receivable reflected on the Companies' Financial Statements represent sales actually made in the ordinary course of business and are collectible in the ordinary course of business.

         SECTION 5.10. NO VIOLATION OF LAW; COMPLIANCE WITH AGREEMENTS.

                  (a) Except as disclosed on Schedule 5.10, none of the Companies is in violation of, and none of the Companies has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Law) of any governmental or regulatory body or authority. To the knowledge of the Sellers, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. Except as disclosed on Schedule 5.10, the Companies have all permits (including without limitation Environmental Permits), licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals required or necessary to conduct their business as presently conducted (collectively, the "Company Permits"). The Companies are not in violation of the terms of any of the Company Permits.

                  (b) Except as disclosed on Schedule 5.10, none of the Companies nor any of the Sellers is in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) the charter, bylaws, partnership agreement, regulations or similar organizational instruments of any of the Companies or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which any of the Companies is a party or by which any of the Companies is bound or to which any of their property is subject.

         SECTION 5.11. INSURANCE. The Sellers have heretofore delivered to the Purchaser true and correct copies of all insurance policies owned by the Companies or by which any of the Companies or any of their properties or assets is covered against present losses, all of which are now in full force and effect. No insurance has been refused with respect to any operations, properties or assets of any of the Companies nor has coverage of any insurance been limited by any insurance carrier that has carried, or received any application for, any such insurance during the last three years. No insurance carrier has denied any claims made against any of the Companies' policies.

         SECTION 5.12. TAXES.

                  (a) Except as set forth on Schedule 5.12, (i) the Companies have (x) duly filed (or there have been filed on their behalf) with the appropriate taxing authorities all Tax Returns (as hereinafter defined) required to be filed by the Companies on or prior to the date hereof, and (y) duly paid in full or made adequate provision therefor on the Companies' Financial Statements in accordance with GAAP (or there have been paid or adequate provision has been made on their behalf) for the payment of all Taxes (as hereinafter defined) for all periods ending through the date hereof; (ii) all such Tax Returns filed by or on behalf of the Companies are true, correct and complete in all material respects; (iii) the Companies are not the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has been made since January 1, 1997 by any authority in a jurisdiction where the Companies do not file Tax Returns that they are or may be subject to taxation by that jurisdiction; (v) the liabilities and reserves for Taxes reflected in the most recent balance sheet included in the Companies' Financial Statements to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been determined in accordance with GAAP, and there is no material liability for Taxes for any period beginning after such date other than Taxes arising in the ordinary course of business; (vi) there are no Liens for Taxes upon any property or assets of the Companies, except for Liens for Taxes not yet due; (vii) the Companies have not made any change in accounting methods since December 31, 1998; (viii) the Companies have not received a ruling from any taxing authority or signed an agreement with any taxing authority; (ix) the Companies have complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, as amended or similar provisions under any foreign laws) and have, within the time and the manner prescribed by law, withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid over under all applicable laws in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, partner, member or other third party; (x) no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Companies, and as of the date of this Agreement the Companies have not received a written notice of any pending audits or proceedings; (xi) no partner, stockholder, member, director or officer (or employee responsible for Tax matters) of the Companies expects any authority to assess any additional Taxes with respect to the Companies for any period for which Tax Returns have been filed; (xii) the federal income Tax Returns of the Companies have been examined by the Internal Revenue Service ("IRS") (which examination has been completed) or the statute of limitations for the assessment of federal income Taxes of the Companies has expired, for all periods through and including December 31, 1994, and no deficiencies were asserted as a result of such examinations which have not been resolved and fully paid; (xiii) no adjustments or deficiencies relating to Tax Returns of the Companies have been proposed, asserted or assessed by any taxing authority, except for such adjustments or deficiencies which have been fully paid or finally settled; and (xiv) the Companies have delivered to the Purchaser true, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Companies since December 31, 1993.

                  (b) There are no outstanding requests, agreements, consents or waivers to extend the statute of limitations applicable to the assessment of any Taxes or deficiencies against the Companies, and no power of attorney granted by any of the Companies with respect to any Taxes is currently in force. The Companies have disclosed on their federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code. The Companies are not a party to any agreement providing for the allocation or sharing of Taxes with an entity that is not directly or indirectly a wholly-owned Subsidiary of one of the Companies. The Companies have not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of
Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Companies. None of the Companies (i) has been a member of an affiliate group filing a consolidated federal income Tax Return (other than a group the common parent of which was one of the Companies) and (ii) has liability for Taxes of any Person (other than any of the Companies and their Subsidiaries) under Section 1.1502-6 of the United States Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

         SECTION 5.13. EMPLOYEE BENEFIT PLANS.

                  (a) Each Plan and each Benefit Program (as such terms are defined below) is listed on Schedule 5.13 hereto. No Plan or Benefit Program is or has been (i) covered by Title IV of the Employer Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) subject to the minimum funding requirements of Section 412 of the Code or (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA, nor have any of the Companies contributed to, or ever had any obligation to contribute to, any multi-employer plan. Each Plan and Benefit Program intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on Schedule 5.13 and is so qualified. No Plan or Benefit Program provides for any retiree health benefits for any employees or dependents of any of the Companies other than as required by the Consolidated Budget Reconciliation Act of 1985, as amended ("COBRA"). There are no claims pending with respect to, or under, any Plan or any Benefit Program, other than routine claims for benefits, and there are no disputes or litigation pending or, to the knowledge of any of the Companies, threatened, with respect to any such Plans or Benefit Programs.

                  (b) The Sellers have heretofore delivered to Purchaser true and correct copies of the following, if any:

                           (i) each Plan and each Benefit Program listed on
Schedule 5.13, all amendments thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Plans and Benefit Programs;

                           (ii) each trust agreement and annuity contract (or
any other funding instruments) pertaining to any of the Plans or Benefit Programs, including all amendments to such documents to the date hereof;

                           (iii) each management or employment contract or
contract for personal services and a complete description of any understanding or commitment between any of the Companies and any officer, consultant, director, employee or independent contractor of any of the Companies; and

                           (iv) a complete description of each other plan,
policy, contract, program, commitment or arrangement providing for bonuses, deferred compensation, retirement payments, profit sharing, incentive pay, commissions, hospitalization or medical expenses or insurance (including, without limitation, health, dental, life and disability insurance) or any other benefits for any officer, consultant, director, annuitant, employee or independent contractor of any of the Companies as such or members of their families (other than directors' and officers' liability policies), whether or not insured (a "Benefit Program"). For purposes of this Agreement, "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by any of the Companies or by any trade or business, whether or not incorporated, which, together with any of the Companies, is under common control, as described in Section 414(b) or (c) of the Code.

                  (c) Except as disclosed on Schedule 5.13, to the best knowledge of the Sellers, each Plan and Benefit Program has been maintained and administered in compliance with its terms and in accordance with all applicable laws, rules and regulations. The Companies have no commitment or obligation to establish or adopt any new or additional Plans or Benefit Programs or to increase the benefits under any existing Plan or Benefit Program.

                  (d) Except as set forth on Schedule 5.13, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any payment to be made by any of the Companies, including, without limitation, severance, unemployment compensation, golden parachute (defined in Section 280G of the Code) or otherwise, becoming due to any employee of any of the Companies, or (ii) increase any benefits otherwise payable under any Plan or any Benefit Program.

                  (e) As of the date hereof, the Companies do not sponsor any simplified employee pension plans as described in Section 408(k) of the Code and there are no claims against any of the Companies for benefits relating to any such plans.

         SECTION 5.14. EMPLOYEE AND LABOR MATTERS.

                  (a) Schedule 5.14 hereto includes a true and complete list, dated as of August 19, 1999, of all employees of the Companies, listing the title or position held, base salary or wage rate and, for the period since July 31, 1999, any bonuses, commissions or profit sharing payable to such employees.

                  (b) Except as set forth on Schedule 5.14, none of the Companies is a party to or bound by any written employment agreements or commitments, other than on an at-will basis. The Companies are in compliance with all applicable laws respecting the employment and employment practices, terms and conditions of employment and wages and hours of their employees and are not engaged in any unfair labor practice. To the best knowledge of the Sellers, all employees of the Companies who work in the United States are lawfully authorized to work in the United States according to federal immigration laws. There is no labor strike or labor disturbance pending or, to the knowledge of the Sellers, threatened against any of the Companies with respect to the Business and, during the past five years, the Companies have not experienced a work stoppage.

                  (c) Except as set forth on Schedule 5.14, (i) none of the Companies is a party to or bound by the terms of any collective bargaining agreement or other union contract applicable to any employee of any of the Companies and no such agreement or contract has been requested by any employee or group of employees of any of the Companies, nor has there been any discussion with respect thereto by management of any of the Companies with any employees of any of the Companies, (ii) the Sellers are not aware of any union organizing activities or proceedings involving, or any pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for, or where the purpose is to organize, any group or groups of employees of any of the Companies, or (iii) there is not currently pending, with regard to any of its facilities, any proceeding before the National Labor Relations Board, wherein any labor organization is seeking representation of any employees of any of the Companies.

         SECTION 5.15. ENVIRONMENTAL MATTERS. Except as set forth on Schedule
5.15 to this Agreement:

                  (a) None of the Companies nor any of their Business Facilities (as defined in Exhibit A), is in violation of, or has violated, or has been or is in non-compliance with, any Environmental Law, including, but not limited to, the conduct of the business of the Companies or the ownership, use, maintenance or operation of any of the Business Facilities by the Companies.

                  (b) Except in compliance with Environmental Laws (including, without limitation, by obtaining necessary Environmental Permits), (i) no Materials of Environmental Concern (as defined in Exhibit A) have been used, generated, extracted, mined, beneficiated, manufactured, stored, treated, or disposed of, or in any other way released (and no release is threatened) by any of the Companies, on, under or about any Business Facility or transferred or transported by any of the Companies to or from any Business Facility, and (ii) to the knowledge of the Sellers no Materials of Environmental Concern have been generated, manufactured, stored or treated or disposed of, or in any other way released (and no release is threatened) by any of the

Companies, on, under, about or from any property adjacent to any current Business Facility;

                  (c) There are no Environmental Claims known, pending or, to the knowledge of the Sellers, threatened against any of the Companies or any of their Business Facilities, and, to the knowledge of the Sellers, there is no basis for same;

                  (d) The Companies and all of their Business Facilities have obtained all Environmental Permits applicable to the operation of the business of the Companies as presently conducted, and the Companies and their Business Facilities are in compliance with all terms and conditions of such Environmental Permits. The Company and all of their Business Facilities have timely filed applications for renewal of all such Environmental Permits. Regarding all Environmental Permits for which renewal, amendment, or modification is sought or pending, no material expenditures, capital improvements, or changes in operation will be necessary as a condition or as a result of such renewal, amendment, or modification;

                  (e) The Companies have all environmental and pollution control equipment necessary to comply with all Environmental Laws (including, without limitation, to comply with all applicable Environmental Permits applicable to the operation of the business of the Companies as presently conducted;

                  (f) To the knowledge of the Sellers, there are no Materials of Environmental Concern on any Business Facility of any of the Companies exceeding any standard or limitation established, published or promulgated pursuant to Environmental Laws, or which would require reporting to any Governmental Authority or Remediation to comply with the Requirements of Environmental Laws (as defined in Exhibit A);

                  (g) To the knowledge of the Sellers, none of the off-site locations where Materials of Environmental Concern generated from any Business Facility of any of the Companies, or for which any of the Companies has arranged for their disposal, treatment or application, has been nominated or identified as a facility which is subject to an existing or potential claim under Environmental Laws;

                  (h) None of the Companies have been named as a potentially responsible party under, and no Business Facility of the Companies have been nominated or identified as a facility which is subject to, an existing or potential claim under CERCLA or comparable Environmental Laws, and, to the knowledge of the Sellers, no Business Facility of the Companies is subject to any Lien arising under Environmental Laws;

                  (i) The Companies have not received any notice of any release or threatened release of Materials of Environmental Concern, or remedial obligation under, Environmental Laws or Permits, relating to the ownership, use, maintenance, operation of any Business Facility of the Companies or in connection with the business of the Companies, nor, to the knowledge of the Sellers, is there any basis for any of the foregoing, nor have the Companies voluntarily undertaken Remediation or other decontamination or cleanup of any facility or site or entered into any agreement for the payment of costs associated with such activity;

                  (j) To the knowledge of the Sellers, there is no Environmental Law or Requirement of Environmental Laws that will require future compliance costs on the part of the Companies in excess of One Hundred Thousand Dollars ($100,000) above costs currently expended in the ordinary course of business;

                  (k) The Companies have filed all notices, notifications, financial security, waste managements plans, or applications which are required to be filed by the Companies for the operation of its business or the use or operation of any Business Facility of any of the Companies; and

                  (l) Except for sludge and processed by-products, no current Business Facility (or equipment thereon) of the Companies contains any lead containing materials, asbestos containing materials or polychlorinated biphenyls in any form.

For purposes of this Section, the "Companies" shall include any entity which is, in whole or in part, a predecessor of any of the Companies and all of their present and former Subsidiaries and their successors of predecessors.

         SECTION 5.16. NON-COMPETITION AGREEMENTS. Except as disclosed on
Schedule 5.16 hereto, none of the Companies or the Sellers is a party to any agreement which purports to restrict or prohibit any of them from, directly or indirectly, engaging in any business currently engaged in by the Companies. None of the Sellers' is a party to any agreement which, by virtue of such person's relationship with one or more of the Companies, restricts the Companies or any Subsidiary of any of the Companies from, directly or indirectly, engaging in any of the businesses described above.

         SECTION 5.17. TITLE TO ASSETS. Except as disclosed on Schedule 5.17, the Companies have good and indefeasible title to their assets and valid leasehold interests in their leased assets and properties, as reflected in the most recent balance sheet included in the Companies' Financial Statements, except for properties and assets that have been disposed of in the ordinary course of the conduct of the Business since the date of the latest balance sheet included therein, free and clear of all Liens, except (i) Liens for current taxes, payments of which are not yet delinquent, (ii) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not interfere with the present use of the property subject thereto or affected thereby, or otherwise impair the Companies' business operations (in the manner presently carried on by the Companies), or
(iii) any Lien securing any debt or obligation described on Schedule 5.17 which is expressly referenced as being secured.

All leases under which the Companies lease any real property have been delivered to Purchaser and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event which, with notice or lapse of time or both, would become a default by or on behalf of the Companies or their Subsidiaries, or by or on behalf of any third party.

         SECTION 5.18. CONTRACTS, AGREEMENTS, PLANS AND COMMITMENTS. Schedule
5.18 hereto sets forth a complete list of the following contracts, agreements, plans and commitments (collectively, the "Contracts") to which any of the Companies is a party or by which any of the Companies or any of their assets is bound as of the date hereof:

                  (a) any contract, commitment or agreement that involves aggregate expenditures by one or more of the Companies of more than Fifty Thousand Dollars ($50,000) per year;

                  (b) any contract or agreement (including any such contracts or agreements entered into with any Governmental Authority) relating to the maintenance or operation of the Business that involves aggregate expenditures by one or more of the Companies of more than Fifty Thousand Dollars ($50,000);

                  (c) any indenture, loan agreement or note under which any of the Companies has outstanding indebtedness, obligations or liabilities for borrowed money;

                  (d) any lease or sublease for the use or occupancy of real property;

                  (e) any non-competition agreement described in Section 5.16;

                  (f) any guarantee, direct or indirect, by any Person of any contract, lease or agreement entered into by any of the Companies;

                  (g) any partnership, joint venture or construction and operation agreement;

                  (h) any agreement of surety, guarantee or indemnification with respect to which any of the Companies is the obligor, outside of the ordinary course of business;

                  (i) any contract that requires any of the Companies to pay for goods or services substantially in excess of its estimated needs for such items or the fair market value of such items;

                  (j) any contract, agreement, agreed order or consent agreement that requires any of the Companies to take any actions or incur any expenses to remedy non-compliance with any Environmental Law; and

                  (k) any other contract material to any of the Companies or their business.

True, correct and complete copies of each of such contracts, agreements, plans and commitments have been delivered to or made available for inspection by Purchaser. All such contracts, agreements, plans and commitments (i) were duly and validly executed and delivered by one or more of the Companies and (ii) to the knowledge of the Sellers, are valid and in full force and effect. Except as set forth on Schedule 5.18, the Companies have fulfilled all material obligations required of the Companies under each such contract, agreement, plan or commitment to have been performed by them prior to the date hereof, including timely paying all interest on its debt as such interest has become due and payable. Except as set forth on Schedule 5.18, there are no counterclaims or offsets under any of such contracts, agreements, plans and commitments.

         SECTION 5.19. SUPPLIES. To the knowledge of the Sellers, the Supplies of the Companies are of a quantity and quality that have been normal for the Companies in the ordinary course of business of the Companies.

         SECTION 5.20. BROKERS AND FINDERS. Except as disclosed on Schedule 5.20, none of the Companies has entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of any of the Companies to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by any of the Companies of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         SECTION 5.21. INTELLECTUAL PROPERTY. To the knowledge of the Sellers, except as disclosed on Schedule 5.21 hereto, the Companies have rights to use, whether through ownership, licensing or otherwise, all patents, trademarks, service marks, trade names, copyrights, software, trade secrets and other proprietary rights and processes that are material to its business as now conducted (collectively, the "Company Intellectual Property Rights"). Except as set forth on Schedule 5.21, the Companies do not own any patents. The Companies have no knowledge of any infringement by any other Person of any of the Company Intellectual Property Rights, and, other than within the ordinary course of business, the Companies have not entered into any agreement to indemnify any other party against any charge of infringement of any of the Company Intellectual Property Rights. To the knowledge of the Sellers, the Companies have not and do not violate or infringe any intellectual property right of any other Person, and the Companies have not received any communication alleging that they violated or infringed the intellectual property right of any other person. The Companies have not been sued for infringing any intellectual property right of another person. There is no claim or demand of any Person pertaining to, or any proceeding which is pending or, to the knowledge of any of the Companies, threatened, that challenges the rights of the Companies in respect of any Company Intellectual Property Rights, or that claims that any default exists under any Company Intellectual Property Rights. None of the Company Intellectual Property Rights is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, tribunal, arbitrator, or other Governmental Authority.

         SECTION 5.22. RELATIONSHIPS. Except as set forth on Schedule 5.22, since January 1,



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

1999, the Companies have not received notice from any customer, supplier or any party to any Contract involving more than Fifty Thousand Dollars ($50,000) annually with one or more of the Companies (each a "Contract Party") that such Contract Party intends to discontinue doing business with the Companies, and, since such date, no Contract Party has indicated any intention (a) to terminate its existing business relationship with any of the Companies or (b) not to continue its business relationship with any of the Companies, whether as a result of the transactions contemplated hereby or otherwise. Except as set forth on Schedule 5.22, the Companies have not entered into or participated in any related party transaction during the past year.

         SECTION 5.23. YEAR 2000. To the knowledge of the Sellers, after reasonable investigation by the Sellers and except as disclosed on Schedule 5.23 hereto, all emissions monitors and computers controlling the operation of incinerators used by the Companies are Year 2000 Compliant. "Year 2000 Compliant" means as to any device (including, without limitation, all software, firmware, microprocessing chips and/or other data processing devices related to such device) utilized by and material to the business operations of any of the Companies, that such device will be able to accurately process date data from, into and between the twentieth and twenty-first centuries when used in accordance with the applicable documentation setting forth the requirements for the use of the specific item.

         SECTION 5.24. CERTAIN PAYMENTS. To the best knowledge of the Sellers, none of the Companies nor any stockholder, member, partner, officer, director or employee of the Companies have paid or received or caused to be paid or received, directly or indirectly, in connection with any of the businesses of the Companies (a) any bribe, kickback or other similar payment to or from any domestic or foreign government or agency thereof or any other Person or (b) any contribution to any domestic or foreign political party or candidate (other than from personal funds of such stockholder, member, partner, officer, director or employee not reimbursed by the Companies or as permitted by applicable law).

         SECTION 5.25. BOOKS AND RECORDS. To the knowledge of the Sellers, the minute books and other organizational records of the Companies are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. To the knowledge of the Sellers, all actions reflected in said books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction and no meeting of the Board of Directors of any of the Companies or any committee thereof has been held for which minutes have not been prepared and are not contained in the minute books. All such books and records are located in the offices of the Companies.

         SECTION 5.26. CONDITION AND SUFFICIENCY OF ASSETS. To the knowledge of the Sellers, except as disclosed on Schedule 5.26 hereto, all buildings, improvements and equipment owned or leased by the Companies are structurally sound, in good operating condition and repair (subject to normal wear and tear) and adequate for the uses to which they are being put, and none of the buildings, improvements and equipment owned or leased by the Companies is in need of maintenance or repairs except for ordinary, routine maintenance and repairs not in excess of $100,000 per repair.



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

                                   ARTICLE VI
                      CONDUCT OF BUSINESS PENDING CLOSING.

         SECTION 6.1. CONDUCT OF BUSINESS BY THE SELLERS PENDING CLOSING. After the date hereof and prior to the Closing Date, unless Purchaser shall otherwise agree in writing, the Sellers shall, and the Sellers shall cause the Companies to:

                  (a) conduct their businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) not (i) amend or propose to amend any of the Companies' charters or bylaws or other similar documents, (ii) split, combine, reorganize, reclassify, recapitalize or take any similar action with respect to any of the Companies' outstanding capital stock or other equity securities or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

                  (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional share of, or any options, warrants or rights of any kind to acquire any share of, any of the Companies' capital stock or other equity securities of any class or any debt or equity securities convertible into or exchangeable for such capital stock or other equity securities;

                  (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, (ii) redeem, purchase, acquire or offer to redeem, purchase or acquire any shares of any of the Companies' capital stock or any options, warrants or rights to acquire any of the Companies' capital stock or other equity securities or any security convertible into or exchangeable for any of the Companies' capital stock or other equity securities,
(iii) make any acquisition of any assets or businesses other than expenditures for fixed or capital assets described on Schedule 3.3(d) hereto or in the ordinary course of business not exceeding $100,000 in any instance or $200,000 in the aggregate, (iv) sell, pledge, dispose of or encumber any assets or businesses other than sales in the ordinary course of business or (v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

                  (e) use all reasonable efforts to preserve intact the Companies' business organization and goodwill, keep available the services of the Companies' respective present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

                  (f) not enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or key employees;

                  (g) not adopt, enter into or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law or as contemplated hereunder;

                  (h) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on the Companies' tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (i) not make, change or revoke any material Tax election or make any material agreement or settlement regarding Taxes with any taxing authority;

                  (j) not make any change in the Companies' financial, Tax or accounting methods, practices or policies, or in any assumption underlying such a method, practice or policy;

                  (k) give prompt written notice to Purchaser of the commencement of any Environmental Claim, or non-routine inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Purchaser such information as Purchaser may reasonably request regarding any such Environmental Claim, any developments in connection therewith, and, as applicable, any anticipated or actual response thereto;

                  (l) not enter into or assume any contracts or agreements having a value or imposing an obligation upon any of the Companies in excess of $100,000 annually and all contracts or agreements having a value to or imposing an obligation on any of the Companies that have remaining obligations of $200,000 or more, regardless of the annual payment;

                  (m) maintain the Companies' books of account and records in the usual, regular and ordinary manner consistent with past policies and practice;

                  (n) not compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation or claims of any nature whatsoever pending against any of the Companies; and

                  (o) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in this Agreement.

         SECTION 6.2. OTHER OFFERS. Except in connection with the transactions contemplated by this Agreement, from and after the date hereof, and continuing through the earlier of Closing or the termination of this Agreement in accordance with the terms hereof, the Sellers shall not, and shall not permit any of the Companies or the Companies' officers, directors, employees, Affiliates, representatives or agents to, directly or indirectly, (i) solicit, initiate or knowingly encourage any offer or proposal for, or any indication of interest in, a merger or business combination involving any of the Companies or the acquisition of an equity interest in, or any substantial portion of the assets of, any of the Companies or (ii) engage in negotiations with or disclose any nonpublic information relating to any of the Companies or Purchaser, or afford access to the properties, books or records of any the Companies, to any Person. The Companies shall promptly notify and provide copies to Purchaser of any offer, proposal, solicitation or indication of interest, or communication with respect thereto, delivered to or received from any third party.

         SECTION 6.3. ACCESS TO INFORMATION. The Sellers shall, and shall cause the Companies to, give the Purchaser, its accountants, counsel, financial advisors, and other representatives (the "Purchaser Representatives") full access (and shall otherwise fully cooperate, including by making available copies of all of the following documents which are susceptible to photostatic reproduction) during normal business hours throughout the period prior to Closing to all of its respective properties, books, records (including, but not limited to, Tax Returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which the Company can facilitate or control), Contracts, premises, permits, Environmental Permits, licenses, Governmental Authorizations, commitments of any nature (whether written or oral) and records, and shall permit the Purchaser and Purchaser Representatives to make such inspections (including without limitation environmental inspections, sampling, and analysis) as they may require and furnish to the Purchaser and Purchaser Representatives during such period all such information concerning the Companies and their affairs as the Purchaser may reasonably request.

         SECTION 6.4. COMMERCIALLY REASONABLE EFFORTS. The Sellers will use all reasonable commercial efforts to cause the representations and warranties contained in Articles IV-A and V hereof to continue to be true and correct through the Closing Date and to obtain the satisfaction of the conditions to Closing set forth in Section 8.1 and 8.3 hereof.




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

                                  ARTICLE VII
              CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES

         SECTION 7.1. CONSENTS. Subsequent to the Closing Date, the Sellers will use all reasonable commercial efforts, at the request of the Purchaser provided that the Purchaser reimburses the Sellers for all out of-pocket costs and expenses, to assist the Purchaser in obtaining all necessary, proper, appropriate or advisable consents, novations, approvals or waivers which the Purchaser may reasonably seek from time to time in order to effect, confirm or document the transactions contemplated by this Agreement, including using their reasonable commercial efforts to obtain all necessary, proper, appropriate or advisable consents, novations, approvals or waivers of third parties required in order to preserve material contractual relationships of the Companies.

         SECTION 7.2. FURTHER ASSURANCES. The Parties shall execute and deliver to the others, after the Closing Date, any other instrument which may be requested by another Party and which is reasonably appropriate to perfect or evidence any of the sales, assignments, transfers or conveyances contemplated by this Agreement or to obtain any consents or licenses necessary for Purchaser to operate the Business in the manner operated by the Companies prior to the date hereof.

         SECTION 7.3. EXPENSES AND FEES. The Companies shall pay all costs and expenses incurred by the Companies in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any and all broker's commissions, employee bonuses, and the fees and expenses of the Companies' attorneys and accountants. The Companies will make all necessary arrangements so that the Purchaser will not be charged with any such costs or expenses, and all such costs and expenses shall be accrued on the financial books and records of the Companies prior to Closing and shall be included in the calculation of Net Working Capital. Each Seller shall be responsible for all costs and expenses incurred by such Seller in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of the Seller's attorneys. Purchaser shall pay all costs and expenses incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby, including without limitation, the fees and expenses of its attorneys and accountants.

         SECTION 7.4. AGREEMENT TO COOPERATE. Subject to the terms and conditions herein provided, the Parties shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary, proper or advisable waivers, consents and approvals under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of the Companies.

         SECTION 7.5. NOTIFICATION OF CERTAIN MATTERS. Each of the Parties agrees to give prompt notice to each other Party of, and to use their respective reasonable efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material



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

respect (or in all respects in the case of any representation or warranty containing any materiality qualification) at any time from the date hereof to the Closing and (ii) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The Sellers shall give prompt written notice to Purchaser of the commencement of any Environmental Claim, or inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Purchaser such information as Purchaser may reasonably request regarding such Environmental Claim, any developments in connection therewith, and, as applicable, the Companies' anticipated or actual response thereto. Notwithstanding the other provisions of this Section 7.5 and except for those supplements to the Disclosure Schedules permitted in Section 7.14 hereof, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

         SECTION 7.6. REGISTRATION STATEMENTS.

                  (a) The Sellers as a group shall be entitled to a maximum of four demand registrations with respect to Purchaser Shares issued pursuant to
Section 3.4 to the Sellers as Earn Out Payments in accordance with this Section
7.6. Purchaser shall use reasonable efforts to file with the SEC promptly upon receipt of a written request from all of the Sellers as a group (provided that (i) the first request may not be made or delivered any earlier than the date (eleven) 11 months after the first issuance of Purchaser Shares by the Purchaser to Seller pursuant to Section 3.4, (ii) the Purchaser shall not be obligated to effect more than one (1) demand registration in any two (2) year period and
(iii) no such requests may be made after December 31, 2009), a Registration Statement registering all of the Purchaser Shares then held by the Sellers and shall use reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as reasonably practicable. Purchaser shall also take any action required to be taken under applicable state blue sky or securities laws in connection with the issuance and registration of Purchaser Shares pursuant hereto. Purchaser and the Sellers shall promptly furnish to each other all information, and take such other actions, as may reasonably be requested in connection with any action by any of them in connection with this Section. Except as otherwise provided in this Section 7.6, no Purchaser Shares may be transferred or sold during the twelve (12) months following issuance of such Purchaser Shares. The Registration Statements shall cover the resale of the Purchaser Shares on Form S-3, if available, and the Purchaser may combine registrations of Purchaser Shares under this Section 7.6 with registrations of Purchaser Common Stock required under the Merger Agreement. The Purchaser shall use its commercially reasonable efforts to cause such shelf Registration Statement to become effective as soon as practical after such filing, and to cause the Purchaser Shares to be qualified in such state jurisdictions as the Sellers may reasonably request. The Purchaser shall use commercially reasonable efforts to keep the shelf Registration Statement current and effective for one year after it is first declared effective.

                  (b) If Purchaser proposes to register for its own account any of its securities under the Securities Act for sale (other than a registration statement on Form S-4 or S-8, a registration statement filed in connection with an exchange offer or an offering of securities



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

solely to Purchaser's existing shareholders, or a registration statement filed in connection with an exchange offer or an offering of securities by any of the Purchaser's shareholders), Purchaser shall give written notice to the Sellers of the Purchaser's intention to effect such a registration not later than 15 days prior to the anticipated date of filing with the SEC of a Registration Statement, which notice shall offer the Sellers the opportunity to include in such Registration Statement any of the Purchaser Shares held by the Sellers that the Sellers may request be included therein (a "Piggyback Registration"). Notwithstanding the preceding sentence, Purchaser's obligation under this
Section 7.6(b) shall be limited to registrations as to which a Registration Statement is to be filed (i) during the period beginning on the second anniversary of the Closing Date and ending on December 31, 2009, and (ii) only if the Sellers are subject to the volume restrictions set forth in Rule 144 of the Securities Act. Subject to the provisions of this Agreement, Purchaser will use its reasonable efforts to cause all the Purchaser Shares for which the Sellers have requested registration to be registered under the Securities Act to the extent required to permit the sale by the Sellers of such Purchaser Shares; provided, that if a Piggyback Registration relates to an underwritten public offering and the managing underwriter or underwriters believe that the inclusion of all shares requested to be included in the proposed registration would adversely affect the marketing of such shares, Purchaser may first include in such registration all securities Purchaser proposes to sell, and the Sellers shall accept a reduction (including a total elimination) in the number of shares to be included in such registration, pro rata (among the Sellers, in accordance with the percentages set forth in Section 3.2) with the other holders of Purchaser Common Stock making requests for registration, on the basis of the number of shares of Purchaser Common Stock so requested to be included by the Sellers and the other selling shareholders. Nothing in this Section 7.6(b) shall limit Purchaser's ability to withdraw a Registration Statement it has filed either before or after effectiveness.

                  (c) Purchaser shall pay the expenses incurred in connection with any proposed registration of securities by Purchaser under this Section 7.6, whether or not effected or consummated, including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for Purchaser.

         SECTION 7.7. PURCHASER'S LIQUIDITY PROGRAM. Notwithstanding any other provision set forth herein, with respect to all sales by the Sellers of Purchaser Shares through the NASDAQ or any such other exchange, each Seller may only sell such shares on any day after the first sale of Purchaser Common Stock has occurred through the NASDAQ or such other exchange and on such day, Sellers may only sell 1,000 Purchaser Shares in the aggregate for each 1,000 shares of Purchaser Common Stock sold by unrelated third parties through the NASDAQ or such other exchange on such day. In no event shall the plan of distribution of Purchaser Shares include the use of a contractual underwriter, nor shall Purchaser have any obligation to enter into an underwriting agreement with any investment banking firm participating as a broker in the execution of any such resales. Purchaser agrees that it will furnish to the Sellers such number of prospectuses, prospectus supplements, or other documents incident to any registration, qualification or compliance referred to herein as the Sellers from time to time may reasonably request.

         SECTION 7.8. EXCHANGE LISTING. Purchaser shall use its reasonable efforts to effect, at or before the effective date of a Registration Statement, authorization for listing on NASDAQ, upon official notice of issuance, of the shares of Purchaser Common Stock to be issued pursuant to the transactions contemplated by this Agreement.

         SECTION 7.9. PUBLIC STATEMENTS. Except as required by law or the National Association of Securities Dealers ("NASD"), the Parties shall obtain the written consent of the other Party prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consent, which will not be unreasonably withheld.

         SECTION 7.10. SECTION 338(h)(10) ELECTION. At the Purchaser's election, Sellers and Purchaser shall timely make a joint election under Section 338(h)(10) of the Code (and any corresponding elections under state, local or foreign tax law) (collectively the "Section 338(h)(10) Election") with respect to the purchase and sale of the stock of the Companies hereunder. Sellers will pay any Tax imposed on them under the Tax laws as a direct result of the making of the Section 338(h)(10) Election, and the Purchaser and the Companies will pay any Tax imposed on them. The value of the assets is hereby agreed to be as follows: all assets other than depreciable assets will be reflected at net book value, depreciable assets at net tax basis, and all excess value will be allocated to good will. Purchaser will prepare the election forms and provide them to Sellers for Sellers' review at least 30 days before the date the Section 338(h)(10) Election is due. Sellers will execute and return the election forms to Purchaser at least 15 days before the date the Section 338(h)(10) Election is due, and Purchaser will file such election forms on or before the respective due dates for each such election form.

         SECTION 7.11. ALLOCATION OF PURCHASE PRICE. Within 60 days following the Closing Date, Sellers, Purchaser and the Companies shall agree to an allocation of the Purchase Price and the liabilities of the Companies (plus other relevant items) among the Companies and (consistent with Section 7.10 and
Section 7.12 to the assets of the Companies for all purposes (including Tax and financial accounting purposes). Sellers and Purchaser will file all Tax Returns (including amended returns and claims for refund) and information reports in a manner consistent with such allocation.

         SECTION 7.12. CODE SECTION 754 ADJUSTMENTS. The Sellers agree to cooperate with the Purchaser to elect under Code Section 754, to the extent Purchaser deems such cooperation necessary or desirable, in order to elect to adjust the tax basis of the assets of the Partnerships. The value of the assets is hereby agreed to be as follows: all assets other than depreciable assets will be reflected at net book value, depreciable assets at net tax basis, and all excess value will be allocated to good will. "Partnership" means the Companies identified as limited partnerships or limited liability companies on Schedule 1.

         SECTION 7.13. CONTROL OF TAX RETURNS. Sellers shall be responsible for preparing and filing all income Tax Returns of the Companies for periods ending on or before the Closing Date (including short periods ending on the Closing Date as a result of the application of Section 708, Section 338(h)(10) or
Section 1362 of the Code). The Parties agree to make the election under Section 1362(e)(3) to the extent applicable. Except as provided in the first sentence of this

Section, after the Closing, Purchaser and the Companies shall be responsible for preparing and filing all Tax Returns of the Companies. The Parties shall provide each other such information and assistance as may be necessary to prepare and file the Tax Returns.

         SECTION 7.14. SUPPLEMENTS TO DISCLOSURE SCHEDULES. From time to time prior to the date ten (10) days prior to Closing, the Sellers may update the Disclosure Schedules to this Agreement in order to make the information set forth therein complete and accurate, so long as such an update does not disclose an event, fact or condition which could have a Material Adverse Effect on one or more of the Companies. In the event such an update discloses an event or condition which could have a Material Adverse Effect on one or more of the Companies, then Purchaser may terminate this Agreement if (i) the Purchaser notified the Seller that Purchaser believed, in its reasonable business judgment, that the updated information disclosed an event, fact or condition which could have a Material Adverse Effect on one or more of the Companies, (ii) the Purchaser negotiated in good faith with the Seller with respect to adjustments, if any, to the terms of this Agreement as a result of the updated information, and (iii) the Parties failed to agree on any such adjustments.


                                  ARTICLE VIII
                             CONDITIONS TO CLOSING.

         SECTION 8.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE. The respective obligations of each Party to close the transactions contemplated hereby shall be subject to the fulfillment or waiver, if permissible, of the following conditions on or prior to the Closing Date:

                  (a) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect (each Party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted); and

                  (b) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the transactions contemplated by this Agreement or make the consummation of the transaction contemplated by this Agreement illegal; and

                  (c) the transactions contemplated by the Agreement and Plan of Merger dated the same date as this Agreement by and among Purchaser, RESTEC Acquisition Corp., Mr. Toretta, NETCO, Mrs. Guerrera, the Estate and the Trust (the "Merger Agreement") shall have been consummated.

         SECTION 8.2. CONDITIONS TO OBLIGATION OF THE SELLERS. Unless waived by the Sellers, the obligation of the Sellers to close the transactions contemplated herein shall be subject to the fulfillment of the following additional conditions on or prior to the Closing Date:

                  (a) Purchaser shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) its agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) the Sellers shall have received a certificate executed on behalf of Purchaser by the President or a Vice President of the Purchaser with respect to (a) and (b) above;

                  (d) the Sellers shall have received legal opinions from in-house legal counsel to the Purchaser, dated the Closing Date, in a form reasonably satisfactory to the Sellers; and

                  (e) the Purchaser shall have entered into a Consulting Agreement with Mr. Toretta, individually, in the form attached hereto as Exhibit D.

         SECTION 8.3. CONDITIONS TO OBLIGATIONS OF PURCHASER. Unless waived by Purchaser, the obligation of Purchaser to close the transactions contemplated herein shall be subject to the fulfillment of the following additional conditions on or prior to the Closing Date:

                  (a) the Sellers and the Companies shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of the Sellers contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) since the date hereof, there shall have been no changes that constitute, and no event or events shall have occurred which have resulted in or constitute, a Material Adverse Effect;

                  (d) the Purchaser shall have obtained financing in an amount and pursuant to terms satisfactory to Purchaser to consummate the transactions contemplated in this Agreement;

                  (e) Purchaser shall have received legal opinions from legal counsel to the Sellers, dated the Closing Date, in a form reasonable satisfactory to Purchaser, and as described in Section 3.5(a);



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

                  (f) the Sellers shall have executed Release of Claims Agreements, in the form attached hereto as Exhibit C;

                  (g) Mr. Toretta, individually, shall have entered into a Consulting Agreement, in the form attached hereto as Exhibit D;

                  (h) Mr. Toretta, individually, and the Grat shall have entered into Covenant Not to Compete Agreements, in the form attached hereto as Exhibit E;

                  (i) the Estate, Mrs. Guerrera, the Trust and the Trucking Company shall have entered into Covenant Not to Compete Agreements, in the form attached hereto as Exhibit F;

                  (j) Purchaser shall have received certificates representing the certificated Ownership Interests duly endorsed for transfer as described in
Section 3.5(a)(i);

                  (k) Purchaser shall have received a certificate executed by each of the Sellers with respect to (a) and (b) above; and

                  (l) Purchaser shall have entered into employment agreements with Mark McCormick and Terry Szczesiul.


                                   ARTICLE IX
                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 9.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

                  (a) Any Seller shall have the right to terminate this
Agreement:

                           (i) if the representations and warranties of
Purchaser shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to Purchaser by the Seller;



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

                           (ii) if the transactions contemplated hereby are not
completed by November 1, 1999, (provided that (a) the right to terminate this Agreement under this Section 9.1(a)(ii) shall not be available to the Seller if the failure of the Seller to fulfill any obligation to Purchaser under or in connection with this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date and (b) Purchaser has not exercised its option to extend under Section 9.4);

                           (iii) if the transactions contemplated hereby are
enjoined by a final, unappealable court order; or

                           (iv) if Purchaser (A) fails to perform in any
material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to Purchaser by the Seller.

                  (b) Purchaser shall have the right to terminate this
Agreement:

                           (i) if the representations and warranties of the
Sellers shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to the Sellers by Purchaser;

                           (ii) if the transactions contemplated hereby are not
completed by November 1, 1999, as such date may be extended pursuant to Section
9.4 below (provided that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to Purchaser if the failure of Purchaser to fulfill any obligation to the Sellers under or in connection with this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date);

                           (iii) if the Sellers (A) fail to perform in any
material respect (or in all respects in the case of any covenant containing any materiality qualification) any of their covenants in this Agreement and (B) do not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to the Sellers by Purchaser; or

                           (iv) pursuant to Section 7.14.

                  (c) The Sellers and Purchaser mutually agree in writing.

         SECTION 9.2. EFFECT OF TERMINATION. The following provisions shall apply in the event of a termination of the Agreement:

                  (a) If this Agreement is terminated by either Purchaser or the Sellers pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Sellers or Purchaser or its stockholders, directors, officers, employees, agents or representatives. Notwithstanding the preceding sentence or any other provision set forth herein, nothing in this Section 9.2 shall relieve any Party from liability for any breach of this Agreement, including, without limitation, any breach of the prohibition in Section 7.14 against updating the Disclosure Schedules with information which could have a Material Adverse Effect on one or more of the Companies.

                  (b) The Parties acknowledge and agree that Purchaser, as a result of the actual damages Purchaser would sustain by reason of such negligent or willful failure of the Sellers to perform their obligations hereunder, could not be made whole by monetary damages, and it is accordingly agreed that Purchaser shall have the right to elect, in addition to any and all other remedies at law or in equity, to enforce specific performance under this Agreement and the Sellers waive the defense in any such action for specific performance that a remedy at law would be adequate.

         SECTION 9.3. EXTENSIONS; WAIVER. At any time prior to the Closing Date, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a Party to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Party.

         SECTION 9.4. PURCHASER'S OPTION TO EXTEND. At Purchaser's option (exercised by providing written notice to the Sellers prior to November 1, 1999), the deadline of November 1, 1999 set forth in Sections 9.1(a)(ii) and 9.1(b)(ii), above, may be extended to December 31, 1999; provided, however, that if the transactions contemplated hereby fail to close by the expiration of such extended period, Purchaser shall pay to the Companies $300,000 in the aggregate as reimbursement for the costs and expenses incurred by the Companies in connection with the negotiation and execution of this Agreement, as well as the Merger Agreement, unless the Sellers have breached this Agreement or the failure of any Seller to fulfill any obligation to Purchaser under or in connection with this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to close before the expiration of such extended period.


                                   ARTICLE X
                   INDEMNIFICATION AND LIMITATION ON LIABILITY

         SECTION 10.1. THE SELLERS' INDEMNITY OBLIGATIONS.

                  (a) Each Seller shall, severally but not jointly (except for the obligations of

Mr. Toretta and the Grat, which shall be joint and several obligations of Mr. Toretta and the Grat), indemnify and hold harmless the Companies (after the Closing), Purchaser and the Companies' (after the Closing) and the Purchaser's respective officers, directors, stockholders, partners, members, employees, agents, representatives and Affiliates (each a "Purchaser Indemnified Party") from and against any and all claims, actions, causes of action, arbitrations, proceedings, losses, damages, remediations, liabilities, strict liabilities, judgments, fines, penalties and expenses (including, without limitation, reasonable attorneys' fees) (collectively, the "Indemnified Amounts") paid, imposed on or incurred by a Purchaser Indemnified Party, directly or indirectly,
(i) relating to, resulting from or arising out of (x) any breach or misrepresentation in any of the representations and warranties made by such Seller in Article IV-A of this Agreement, or any certificate or instrument delivered by such Seller in connection with this Agreement, or (y) any violation or breach by such Seller of, or default by such Seller under, the terms of this Agreement or any certificate or instrument delivered by such Seller in connection with this Agreement, or (ii) relating to, resulting from or arising out of any allegation of a third party of the events described in Sections 10.1(a)(i), above.

                  (b) The Sellers shall, jointly and severally, indemnify and hold harmless the Purchaser and the Companies (after the Closing) and the other Purchaser Indemnified Parties from and against any and all Indemnified Amounts paid, imposed on or incurred by a Purchaser Indemnified Party, directly or indirectly, (i) relating to, resulting from or arising out of any breach or misrepresentation in any of the representations and warranties made by the Sellers in Article V of this Agreement, including without limitation with respect to environmental matters, or any certificate or instrument delivered in connection with this Agreement or (ii) relating to, resulting from or arising out of any allegation of a third party of the events described in Sections 10.1(b)(i), above.

                  (c) For purposes of Section 10.1(a) and (b), Indemnified Amounts shall include without limitation those Indemnified Amounts ARISING OUT OF THE STRICT LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY ARISING PURSUANT TO ENVIRONMENTAL LAWS) OR NEGLIGENCE OF ANY OF THE PARTIES, INCLUDING ANY PURCHASER INDEMNIFIED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

         SECTION 10.2. PURCHASER'S INDEMNITY OBLIGATIONS. Purchaser shall indemnify and hold harmless the Sellers and the Sellers' agents, representatives and Affiliates (each a "Sellers Indemnified Party") from and against any and all Indemnified Amounts incurred by a Sellers Indemnified Party as a result of (a) any breach or misrepresentation in any of the representations and warranties made by or on behalf of Purchaser in this Agreement or any certificate or instrument delivered in connection with this Agreement, or (b) any violation or breach by Purchaser of or default by Purchaser under the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement.

         SECTION 10.3. INDEMNIFICATION PROCEDURES. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                  (a) Promptly after receipt by an indemnified party under
Section 10.1 or 10.2 of notice of the commencement of any third-party claim or claims asserted against it ("Third-Party Claim"), such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                  (b) If any Third-Party Claim referred to in Section 10.3(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Third-Party Claim, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Third-Party Claim and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Third-Party Claim and the indemnified party determines in good faith that joint representation would be inappropriate, or
(ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Third-Party Claim, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article X for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the indemnified party in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Third-Party Claim, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of law, rule, regulation or other legal requirement or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, (B) the indemnified party receives as part of such settlement a legal, binding and enforceable unconditional satisfaction and/or release, in form and substance reasonably satisfactory to it, providing that such Third-Party Claim and any claimed liability of the indemnified party with respect thereto is being fully satisfied by reason of such compromise or settlement and that the indemnified party is being released from any and all obligations or liabilities it may have with respect thereto, and (C) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Third-Party Claim and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Third-Party Claim, the indemnifying party will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the indemnified party.

                  (c) Notwithstanding the foregoing, if an indemnified party determines in good



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

faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Third-Party Claim, but the indemnifying party will not be bound by any determination of a Third-Party Claim so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

                  (d) Sellers hereby consent to the non-exclusive jurisdiction of any court in which a Third-Party Claim is brought against any indemnified party for purposes of any claim that an indemnified party may have under this Agreement with respect to such Third-Party Claim or the matters alleged therein, and agree that process may be served on Sellers with respect to such a claim anywhere in the world.

                  (e) In the event any indemnified party should have a claim against any indemnifying party hereunder that does not involve a Third-Party Claim, the indemnified party shall transmit to the indemnifying party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the indemnified party's request for indemnification under this Agreement.

         SECTION 10.4. LIMITATION OF SELLERS' LIABILITY.

                  (a) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of the Estate for any event or occurrence giving rise to the Estate being required to indemnify Purchaser Indemnified Parties pursuant to Section 10.1 of this Agreement shall be limited to the cash portion of the Purchase Price received by the Estate plus any amounts deducted from such cash portion of the Purchase Price pursuant to Section 3.2(a)(ii)(1) and (2).

                  (b) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of each of Mr. Toretta and the Grat for any event or occurrence giving rise to such Seller being required to indemnify Purchaser Indemnified Parties pursuant to Section 10.1 of this Agreement shall be limited to the combined cash portions of the Purchase Price received by Mr. Toretta and the Grat plus any amounts deducted from such cash portions of the Purchase Price pursuant to Section 3.2(a)(ii)(1) and (2).

                  (c) Purchaser Indemnified Parties are entitled to indemnification pursuant to Section 10.1 as follows:

                           (i) until and including the first anniversary of the
Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Merger Agreement, exceeds Two Hundred Fifty Thousand Dollars ($250,000), and then only to the extent of such excess; and

                  (ii) after the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Merger Agreement since the Closing Date, exceeds Five Hundred Thousand Dollars ($500,000), and then only to the extent of such excess.

         SECTION 10.5. LIMITATION OF PURCHASER'S LIABILITY. Sellers Indemnified Parties are entitled to indemnification pursuant to Section 10.2 as follows:

                  (i) until and including the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Merger Agreement, exceeds Two Hundred Fifty Thousand Dollars ($250,000), and then only to the extent of such excess; and

                  (ii) after the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate, with all other Indemnified Amounts hereunder and under the terms of the Merger Agreement since the Closing Date, exceeds Five Hundred Thousand Dollars ($500,000), and then only to the extent of such excess.


                                   ARTICLE XI
                               GENERAL PROVISIONS

         SECTION 11.1. SURVIVAL. The representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall be continuing and shall survive the Closing for a period of two years following the date of Closing; provided, however, that in the case of all such representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) there shall be no such termination with respect to any such representation, warranty, covenant or agreement as to which a bona fide claim has been asserted by written notice of such claim delivered to the Party or Parties making such representation, warranty, covenant or agreement prior to the expiration of the survival period; provided, further, that (i) the representations and warranties set forth in Sections 4A.1 (Ownership), 4A.2 (Authority; Non-Contravention; Approvals) and
5.2 (Capitalization) hereof shall survive the Closing indefinitely, (ii) Section
5.12 (Taxes) shall survive the Closing for the greater of two years or the statutory survival period applicable to Taxes, (iii) the covenants contained in this Agreement to be performed after the Closing shall survive until fully performed; and (iv) the indemnification obligations of the Sellers set forth in
Section 10.1(a) and Section 10.1(b) shall survive the Closing until the termination of the respective representations and warranties.

         SECTION 11.2. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by a nationally recognized overnight delivery service, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  (a) If to Purchaser or the Companies (on or after Closing), to:

                           Synagro Technologies, Inc.
                           1800 Bering Drive, Suite 1000
                           Houston, Texas 77057
                           Attention: Mark A. Rome
                           Telecopy: 713/369-1760

                           with a copy to:

                           Locke Liddell & Sapp LLP
                           600 Travis, Suite 3200
                           Houston, Texas 77002
                           Attention: Michael T. Peters
                           Telecopy: 713/223-3717

                  (b)      If to Mr. Toretta or the Companies (prior to
                           Closing), to:

                           Paul A. Toretta
                           30 Lakewood Circle
                           Greenwich, Connecticut 06830
                           Telecopy: 203/633-9064

                           with a copy to:

                           Edward M. Kane, Esq.
                           Richards & O'Neil, LLP
                           43 Arch Street
                           Greenwich, Connecticut 06830
                           Telecopy: 203/869-6565

                  (c)      If to Frances A. Guerrera, as
                           Executrix of the Estate of Richard J. Guerrera or as Co-Trustee of the Richard J. Guerrera Revocable Trust, to:

                           Frances A. Guerrera
                           31 Munson Road
                           Middlebury, Connecticut 06762



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

                           with a copy to:

                           John J. Palmeri, Esq.
                           Palmeri, Rock & Talbot, P.C.
                           100 Hinman Street
                           P.O. Box 277
                           Cheshire, Connecticut 06410
                           Telecopy: 203/250-1795

                           and

                           Donald F. Dwyer
                           c/o Astra Zeneca
                           725 Chesterbrook Blvd.
                           Wayne, Pennsylvania 19087
                           Telecopy: 610/695-4491

                  (d)      If to Frances A. Guerrera, individually, to:

                           Frances A. Guerrera
                           31 Munson Road
                           Middlebury, Connecticut 06762

                           with a copy to:

                           Shipman & Goodwin, LLP
                           One Landmark Square
                           Stamford, Connecticut 06901
                           Attention: Steven M. Gold, Esq.
                           Telecopy: 203/324-8191

                           and

                           Donald F. Dwyer
                           c/o Astra Zeneca
                           725 Chesterbrook Blvd.
                           Wayne, Pennsylvania 19087
                           Telecopy: 610/695-4491



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                  (e)      If to Robert Dionne, as Co-Trustee of the Richard J.
                           Guerrera Revocable Trust, to:

                           Robert Dionne (Personal and Confidential)
                           c/o R. J. Guerrera, Inc.
                           P.O. Box 700
                           Naugatuck, Connecticut 06770
                           Telecopy: 203/723-5640

                           with a copy to:

                           John J. Palmeri, Esq.
                           Palmeri, Rock & Talbot, P.C.
                           100 Hinman Street
                           P.O. Box 277
                           Cheshire, Connecticut 06410
                           Telecopy: 203/250-1795

                  (f) If to Eileen Toretta, as Trustee of the Paul A. Toretta 1998 Grat, to:

                           Eileen Toretta
                           30 Lakewood Circle
                           Greenwich, Connecticut 06830
                           Telecopy: 203/633-9064

                           with a copy to:

                           Jerome Caulfield, Esq.
                           Carter, Ledyard & Milburn
                           Two Wall Street
                           New York, New York 10005
                           Telecopy: 212/732-3232

         SECTION 11.3. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement. In this Agreement, unless a contrary intention is specifically set forth, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any Party solely because such Party or its legal representative drafted such provision.

         SECTION 11.4. MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein and the Schedules and Exhibits attached hereto) constitutes the



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entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor the rights, interests and obligations arising pursuant to this Agreement (including the documents and instruments referred to herein and the Schedules and Exhibits attached hereto) shall not be assigned by operation of law or otherwise except that Purchaser may assign this Agreement to any other wholly-owned Subsidiary of Purchaser, but no such assignment shall relieve the Purchaser of its obligations hereunder.

         SECTION 11.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 11.6. BINDING ARBITRATION.

                  (a) General. Notwithstanding any provision of this Agreement to the contrary, upon the request of any Party (defined for the purpose of this provision to include Affiliates, principals and agents of any such Party), any dispute, controversy or claim arising out of, relating to, or in connection with, this Agreement or any agreement executed in connection herewith or contemplated hereby, or the breach, termination, interpretation, or validity hereof or thereof (hereinafter referred to as a "Dispute"), shall be finally resolved by mandatory and binding arbitration in accordance with the terms hereof. Any Party may bring an action in court to compel arbitration of any Dispute. Any Party who fails or refuses to submit any Dispute to binding arbitration following a lawful demand by the opposing Party shall bear all costs and expenses incurred by the opposing Party in compelling arbitration of such Dispute.

                  (b) Governing Rules. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties. The seat of the arbitration shall be New York, New York. Notwithstanding Section 11.6, the arbitration and this clause shall be governed by the Federal Arbitration Act, 9 U.S.C. ss.ss. 1 et seq. (the "Federal Arbitration Act"). The arbitrator shall award all reasonable and necessary costs (including the reasonable fees and expenses of counsel) incurred in conducting the arbitration to the prevailing Party in any such Dispute. The Parties expressly waive all rights whatsoever to file an appeal against or otherwise to challenge any award by the arbitrators hereunder; provided, that the foregoing shall not limit the rights of any Party to bring a proceeding in any applicable jurisdiction to confirm, enforce or enter judgment upon such award (and the rights of the other Party, if such proceeding is brought to contest such confirmation, enforcement or entry of judgment, but only to the extent permitted by the Federal Arbitration Act).

                  (c) No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under this Agreement shall limit the right of any Party to apply for injunctive relief or similar equitable relief with respect to the enforcement of this Agreement or any agreement executed in connection herewith or contemplated hereby, and any such action shall not be deemed an election of remedies. Such rights can be exercised at any time except to the extent



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

such action is contrary to a final award or decision in any arbitration proceeding. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. The institution and maintenance of an action for injunctive relief or similar equitable relief shall not constitute a waiver of the right of any Party, including without limitation the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions of this Agreement.

                  (d) Arbitration Proceeding. In addition to the authority conferred on the arbitration tribunal by the rules specified above, the arbitration tribunal shall have the authority to order reasonable discovery, including the deposition of party witnesses and production of documents. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the Parties with no right of appeal. All statutes of limitations that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including without limitation any protection afforded the work-product of any attorney, that could otherwise be claimed by any Party shall be available to and may be claimed by any such Party in any arbitration proceeding. No Party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Agreement. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information to the Parties' legal counsel or auditors or those required by applicable law. The arbitrators shall determine the matters in dispute in accordance with the substantive law of the State of Delaware, without regard to conflict of law rules. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

                  (e) Appointment of Arbitrators. The arbitration shall be conducted by three (3) arbitrators. The Party initiating arbitration (the "Claimant") shall appoint its arbitrator in its request for arbitration (the "Request"). The other Party (the "Respondent") shall appoint its arbitrator within 30 days after receipt of the Request and shall notify the Claimant of such appointment in writing. If the Respondent fails to appoint an arbitrator within such 30-day period, the arbitrator named in the Request shall decide the controversy or claim as sole arbitrator. Otherwise, the two (2) arbitrators appointed by the Parties shall appoint a third (3rd) arbitrator within 30 days after the Respondent has notified Claimant of the appointment of the Respondent's arbitrator. When the third (3rd) arbitrator has accepted the appointment, the two (2) Party-appointed arbitrators shall promptly notify the Parties of the appointment. If the two (2) arbitrators appointed by the Parties fail to appoint a third (3rd) arbitrator or so to notify the Parties within the time period prescribed above, then the appointment of the third (3rd) arbitrator shall be made by the American Arbitration Association, which shall promptly notify the Parties of the appointment. The third (3rd) arbitrator shall act as Chair of the panel.

                  (f) Other Matters. This arbitration provision constitutes the entire agreement of the Parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. This arbitration provision shall survive any termination, amendment, renewal, extension or expiration of this Agreement or any agreement executed in connection herewith or contemplated hereby unless the Parties otherwise expressly agree in writing. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

         SECTION 11.7. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the Parties.

         SECTION 11.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 11.9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 11.10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         SECTION 11.11. GUARANTEE. Frances Guerrera, individually and as Co-Trustee of the Trust, and Robert Dionne, as Co-Trustee of the Trust, jointly and severally, unconditionally and irrevocably guarantee the full, prompt and complete performance of all obligations of the Estate and Trust, as the case may be, under this Agreement and the documents executed and delivered by the Estate and Trust in connection with the transactions contemplated in this Agreement.



                [REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement effective as of the date first written above.

                                        SYNAGRO TECHNOLOGIES, INC.

                                        By:  /s/ Ross M. Patten
                                           -------------------------------------
                                             Ross M. Patton, Chairman and Chief
                                             Executive Officer


                                           /s/ Frances A. Guerrera
                                        ----------------------------------------
                                        Frances A. Guerrera, individually


                                        THE RICHARD J. GUERRERA REVOCABLE
                                        TRUST

                                        By:  /s/ Frances A. Guerrera
                                           -------------------------------------
                                             Frances A. Guerrera, Co-Trustee

                                        By:  /s/ Robert Dionne
                                           -------------------------------------
                                             Robert Dionne, Co-Trustee


                                        THE SELLERS:

                                           /s/ Paul A. Toretta
                                        ----------------------------------------
                                        Paul A. Toretta, individually


                                        THE ESTATE OF RICHARD J. GUERRERA

                                        By:  /s/ Frances A. Guerrera
                                           -------------------------------------
                                             Frances A. Guerrera, Executrix


                                        THE PAUL A. TORETTA 1998 GRAT


                                        By:  /s/ Eileen Toretta
                                           -------------------------------------
                                             Eileen Toretta, Trustee

                                    EXHIBIT A

                                    GLOSSARY

         For purposes of this Agreement, the following terms shall have the meaning specified or referred to below when capitalized (or if not capitalized, unless the context clearly requires otherwise) when used in this Agreement.

         "Accounting Arbitrator" shall mean an independent accounting firm selected by mutual agreement of the Auditor and the Earn Out Representative's independent accounting firm.

         "Affiliate(s)" with respect to any Person, means any Person directly or indirectly controlling, controlled by or under common control with such Person, and any natural person who is an officer, director or partner of such Person and any members of their immediate families living within the same household. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Auditor" shall have the meaning given in Section 3.4.

         "Average Purchaser Common Stock Price" means the average of the Daily Per Share Prices for the twenty(20) consecutive trading days beginning on the twenty-first (21st) trading day prior to the last day of the applicable calendar year for purposes of Section 3.4.

         "Business Facility" or "Business Facilities" includes any property (whether real or personal) which the Companies or any of their Subsidiaries currently lease, operate, or own or manage in any manner or which the Companies or any of their Subsidiaries or any of their respective organizational predecessors formerly leased, operated, owned or managed in any manner.

         "Code" means the Internal Revenue Code of 1986, as amended, or any amending or superseding tax laws of the United States of America.

         "Daily Per Share Price" means the per share closing price on the NASDAQ Small Cap Exchange (the "NASDAQ") of Purchaser Common Stock (as reported by The Wall Street Journal for that day).

         "Earn Out Payment" shall have the meaning given in Section 3.4.

         "Earn Out Period" shall have the meaning given in Section 3.4.

         "Earn Out Representative" means Paul A. Toretta, or, if Mr. Toretta dies, resigns or for any reason refuses or is unable to act, a substitute specified in a written notice of substitution



                               Exhibit A - Page 1
delivered to the Purchaser and signed by the Grat and Mr. Toretta (or his legal representative, heirs, successors or designees).

         "Earnings" shall mean, with respect to any period, the total revenues of the Companies during such period after deduction for direct operating expenses, other expenses, interest expense, depreciation and amortization but before deduction for income taxes; provided, however, that in determining Earnings there shall be no deduction for (or inclusion as an expense in respect of) (a) any expenses directed by the Purchaser or its Affiliates in excess of those reasonably required to operate the Companies in accordance with past practices (as illustrated generally by the adjusted income statement for the trailing twelve (12) month period ended July 31, 1999, attached hereto as
Schedule 3.4(j) and subject to normal inflation increases), unless approved in writing by the Earn Out Representative before being incurred; (b) any management fees charged by the Purchaser or its Affiliates to the Companies; (c) any allocation of corporate overhead of the Purchaser or its Affiliates, provided, however, that the Purchaser may allocate a reasonable amount to the Companies, consistent with the Companies' past expenditures, for accounting services (including fifty percent (50%) of the cost of any special accounting services rendered by the Auditor and Accounting Arbiter pursuant to Section 3.4 hereof);
(d) any expenses incurred in connection with the transactions contemplated by this Agreement; (e) any amortization of goodwill recognized in connection with the transactions contemplated by this Agreement or any purchase accounting adjustments recorded by the Purchaser or its Affiliates in connection with the transactions contemplated by this Agreement; and (f) any extraordinary or non-recurring transition expenses resulting from the transactions contemplated by this Agreement, including, without limitation, lease and insurance cancellation penalties.

         "Earnings Dispute Notice" shall have the meaning given in Section 3.4.

         "Environmental Claim(s)" means any claim; litigation; demand; action; cause of action; suit; loss; cost, including, but not limited to, attorneys' fees, diminution in value, and expert's fees; damage; punitive damage; fine, penalty, expense, liability, criminal liability, strict liability, judgment, governmental or private investigation and testing; notification of status of being potentially responsible for clean-up of any facility or for being in violation or in potential violation of any Environmental Law; proceeding; consent or administrative orders, agreements or decrees; lien; personal injury or death of any person; or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover losses, damages, costs, expenses and/or liabilities related to, or seeks to impose liability for: (i) improper use or treatment of wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials ("NORM")); (iv) explosives; (v) pollution, contamination, preservation, protection, decontamination, remediation or clean-up of the air, surface water, groundwater, soil or protected lands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Materials or Environmental Concern and the effects thereof; (viii) the release or threatened release (into the indoor or outdoor environment), generation, extraction, mining, beneficiating, manufacture, processing, distribution in commerce, use, transfer, transportation, treatment, storage, disposal of Remediation of Materials of Environmental Concern; (ix) injury to, death of or threat to the



                               Exhibit A - Page 2
health or safety of any person or persons caused directly or indirectly by Materials of Environmental Concern; (x) destruction caused directly or indirectly by Materials of Environmental Concern or the release or threatened release of any Materials of Environmental Concern or any property (whether real or personal); (xi) the implementation of spill prevention and/or disaster plans relating to Material of Environmental Concern; (xiii) community right-to-know and other disclosure laws; or (xiii) maintaining, disclosing or reporting information to Governmental Authorities of any other third person under any Environmental Law. The term, "Environmental Claim," also includes, without limitation, any losses, damages, costs, expenses and/or liabilities incurred in testing, if such testing confirms the presence of Materials of Environmental Concern.

         "Environmental Law(s)" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, guidance document, order, consent agreement, order or consent judgment, decree, injunction, requirement or agreement with any governmental entity or any judicial or administrative decision relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, application, production, release or disposal of Materials of Environmental Concern, in each case as amended from time to time, or (z) health, worker protection or community's right to know. The term "Environmental Law" includes, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Occupational Safety and Health Act of 1970, each as amended from time to time, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Materials of Environmental Concern.

         "Environmental Permit(s)" means all permits, licenses, certificates, registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any current Business Facility or to conduct the Companies' business as currently conducted in compliance with Requirements of Environmental Laws.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "GAAP" means U.S. generally accepted accounting principals applied on a consistent basis.



                               Exhibit A - Page 3

         "Governmental Authority" or "Governmental Authorities" means any nation or government, any state or political subdivision thereof and any agency or entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         "Indebtedness" means the aggregate long-term indebtedness, net of sinking fund and other cash reserves described on Schedule 3.2 hereto that are not included in Net Working Capital, and other long-term liabilities of the Companies determined in accordance with GAAP.

         "Lien(s)" means any mortgage, pledge, hypothecation, security interest, encumbrance, claim, right of first refusal, option, lien, charge, condition, restriction or burden of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

         When used in this Agreement in connection with the Companies and their Subsidiaries, or the Purchaser and its Subsidiaries, as the case may be, "Material Adverse Effect" means any event, occurrence, fact, condition, change, development or effect that is or could reasonably be anticipated to be materially adverse to the business, assets (including intangible assets), liabilities, financial condition, results of operations, properties (including intangible properties) or business prospects of the Companies and all of their Subsidiaries or the Purchaser and all of its Subsidiaries, as applicable, taken as a whole.

         "Materials of Environmental Concern" means: (i) those substances included within the statutory and/or regulatory definitions or listings of "hazardous substance," "medical waste," "special waste," "hazardous waste," "extremely hazardous substance," "regulated substance," "solid waste," "hazardous materials," or "toxic substances," under any Environmental Law; (ii) any material, waste or substance which is or contains: (A) petroleum, oil or a fraction thereof, (B) explosives, or (C) radioactive materials (including naturally occurring radioactive materials); and (iii) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any applicable federal, state or local law or regulation.

         "Net Working Capital" means the aggregate current assets of the Companies less the aggregate current liabilities of the Companies determined in accordance with GAAP.

         "New England" means Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont.

         "Person" means any individual, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization, government or agency or subdivision thereof or any other entity.

         "Purchaser Common Stock" means validly issued, fully paid and nonassessable shares of common stock, par value $.002 per share, of Purchaser.



                               Exhibit A - Page 4

         "Purchaser Shares" means the shares of Purchaser Common Stock issuable to Mr. Toretta as determined pursuant to Section 3.4 of the Agreement.

         "Remediation" means any action necessary to: (i) comply with and ensure compliance with the Requirements of Environmental Laws and (ii) the taking of all reasonably necessary precautions to protect against and/or respond to, remove or remediate or monitor the release or threatened release of Materials of Environmental Concern at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at any Business Facility of the Companies or any of their Subsidiaries or of any property affected by the business, operations, acts omissions, or Materials of Environmental Concern of the Companies or any of their Subsidiaries.

         "Requirement(s) of Environmental Law(s)" means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to the Companies or any of their Subsidiaries or the assets, Business Facilities and/or the business of the Companies or any of their Subsidiaries.

         "Subsidiary" or "Subsidiaries" shall mean, when used with reference to an entity, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, or a majority of the outstanding voting securities of which, are owned directly or indirectly by such entity.

         "Supplies" means all office supplies, kitchen supplies, laundry supplies, medical supplies, spare parts, safety equipment, maintenance supplies, other supplies used or consumed in the Business and other similar items which exist on the Closing Date.

         "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, severance, environmental, license, net worth, payroll, employment, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

         "Tax Return(s)" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns and documents (i) with respect to or accompanying payments of estimated Taxes or (ii) with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information, including any schedule or attachment thereto and any amendment thereof.



                               Exhibit A - Page 5

Friday, January 07, 2000


Paul A. Toretta
Don F. Dwyer
Residual Technologies
55 Old Field Point Road
Greenwich, CT  06830

Subject:   Termination Extensions

================================================================================

Dear Paul and Don:

     This letter (the "Letter Agreement") is intended to amend the following agreements:

          o Purchase and Sale Agreement (the "Sale Agreement"), dated as of October 20, 1999, by and among Synagro Technologies, Inc. (the "Purchaser"), Paul A. Toretta, Eileen Toretta as Trustee of the Paul A. Toretta 1998 GRAT (the "GRAT"), Frances A. Guerrera, Frances A. Guerrera as Executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne as Co-Trustees of the Richard J. Guerrera Revocable Trust Under Agreement dated November 2, 1998 (collectively, the "Shareholders"), and

          o Agreement and Plan of Merger (the "Merger Agreement"), dated October 20, 1999, by and among Synagro Technologies, Inc., ResTec Acquisition Corp., New England Treatment Company, Inc. ("NETCO"), Paul A. Toretta, Frances A. Guerrera, Frances A. Guerrera, Frances A. Guerrera as Executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne as Co-Trustees of the Richard J. Guerrera Revocable Trust Under Agreement dated November 2, 1998

     This Letter Agreement is to confirm and give effect to the following agreements between the Purchaser and the Shareholders:

          1. The optional extension date of December 31, 1999 set forth in
     Section 9.4 of the Sale Agreement and Section 9.4 of the Merger Agreement, including the obligation to pay the $300,000 breakup fee referred to therein, is hereby extended to January 31, 2000. It is anticipated that the actual closings of the Sale Agreement and the Merger Agreement will take place during the week of January 10, 2000.

          In consideration for this extension, the Purchaser and the Shareholders agree to the following:

          2. It is hereby agreed that the number of shares of Parent Common Stock to be issued in accordance with Section 3.1(a)(i) of the Merger Agreement shall be fixed at 325,000. However, this number shall be reduced by the amount of any Indebtedness that NETCO has at closing and the amount, if any, by which NETCO's Net Working Capital as of closing is less than $910,000. The reduction in shares shall be calculated by dividing the sum of NETCO's Indebtedness at closing and the shortfall in Net Working Capital by 6.1538. It is also agreed that (i) the "amount of cash and liabilities" in Section 3.3(d) of the Merger Agreement shall be changed to $910,000 from $260,000, (ii) the "amount of cash and liabilities" in Section 3.3(d) of the Sale Agreement shall be changed to $400,000 from $1,050,000, and (iii) the "Net Working Capital" amount in Section 3.2(i) of the Sale Agreement shall be changed to $490,000 from $1,140,000.

          3. The Purchaser agrees to permit NETCO to issue shares of its nonvoting common stock to Janet Cordano, Mark McCormick, and Terry Szczesiul, in lieu of a portion of the bonus payments otherwise payable to such employees in connection with the consummation of the transactions contemplated by the Merger Agreement. These shares of nonvoting common stock shall be subject to exchange pursuant to the terms of the Merger Agreement on a pro rata basis.

          4. Section 3.2(i) of the Sale Agreement shall be amended to increase the initial cash amount to Forty-Four Million Six Hundred Thousand Dollars ($44,600,000) to reflect the parties' estimate of the difference in the tax payable by the Shareholders as a result of closing the Sale Agreement and the Merger Agreement in 2000 rather than in 1999 (the "Tax Payment"). If the actual Tax Payment is less than $600,000, the Shareholders shall remit such excess to the Purchaser.

          5. The Purchaser agrees, if requested by Mr. Toretta, to work with GTCR Golder Rauner, LLC to provide a $3 million loan to Mr. Toretta and the GRAT three days prior to the closing day for payment of bonuses to selected ResTec employees. The loan shall be repaid prior to funding the Sale Agreement or shall be netted against the cash consideration due under the Sale Agreement.

          6. Section 2(e) of the Covenant Not to Compete Agreement to be entered into by Mr. Toretta and the Purchaser shall be amended to read, in its entirety, as follows:

               (e) "Business" means the management of municipal sewage sludge, including, but not limited to, the collection, treatment, transportation, land application, incineration, disposal, and/or composting of such municipal sewage sludge.

          7. Notwithstanding Section 7.14 of the Sale Agreement and Section 7.14 of the Merger Agreement, the Shareholders and NETCO may deliver updates to the Disclosure Schedules to the Sale Agreement and Merger Agreement at least through January 17, 2000.

          8. The Purchaser hereby consents to ResTec's transfer of its recently acquired centrifuges to NETCO.

          9. The Purchaser hereby consents to Providence Soils, LLC's entry into agreements with the Rhode Island Resource Recovery Corporation and the Narragansett Bay Commission for the construction and operation of a facility in Rhode Island.

          10. To the extent any provision in this Letter Agreement is inconsistent with the Sale Agreement or the Merger Agreement, this Letter Agreement shall control and shall constitute an amendment to those Agreements. As amended by this Letter Agreement, both the Sale Agreement and the Merger Agreement shall continue in full force and effect. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in those Agreements.

     Please indicate your agreement with the foregoing by executing this letter in the space provided below and returning it to me.


Synagro Technologies, Inc.



   /s/ Mark A. Rome
-------------------------------------------
By:  Mark A. Rome, Executive Vice President

ACCEPTED AND AGREED TO:


   /s/ Paul A. Toretta
-----------------------------------------------
Paul A. Toretta, Individually


THE PAUL A. TORETTA 1998 GRAT



   /s/ Eileen Toretta
-----------------------------------------------
Eileen Toretta, Trustee




THE RICHARD J. GUERRERA REVOCABLE TRUST



/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Frances A. Guerrera, Co-Trustee



/s/ Donald F. Dwyer for Robert Dionne
-----------------------------------------------
Robert Dionne, Co-Trustee



THE ESTATE OF RICHARD J. GUERRERA


/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Frances A. Guerrera, Executrix



/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Francis A. Guerrera, Individually

                                SECOND AMENDMENT
                         TO PURCHASE AND SALE AGREEMENT

         THIS SECOND AMENDMENT ("Amendment") is entered into as of January 26, 2000, by and between SYNAGRO TECHNOLOGIES, INC., a Delaware corporation ("Purchaser"), PAUL A. TORETTA, individually ("Mr. Toretta"), EILEEN TORETTA, as Trustee of the Paul A. Toretta 1998 Grat (the "Grat"), FRANCES A. GUERRERA, individually ("Mrs. Guerrera"), FRANCES A. GUERRERA, as Executrix of the Estate of Richard J. Guerrera (the "Estate"), and FRANCES A. GUERRERA and ROBERT DIONNE, as Co-Trustees of the Richard J. Guerrera Revocable Trust under agreement dated November 2, 1998 (the "Trust") (collectively, the "Parties").

                                    RECITALS

         WHEREAS, the Parties entered into that certain Purchase and Sale Agreement dated October 20, 1999, as amended by a letter agreement dated January 7, 2000 (as amended, the "Agreement");

         WHEREAS, the Parties now desire to amend the Agreement to provide, among other things, that the cash portion of the Purchase Price is reduced by an amount equal to certain bonuses which Purchaser has agreed to pay to certain employees of the Companies, as more fully set forth herein; and

         WHEREAS, capitalized terms used herein shall have the meanings ascribed to them herein or in the Agreement, and references to Sections herein shall mean the corresponding Sections of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable and consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Adoption of Letter Agreement. The parties hereto hereby consent to, confirm, approve and adopt the letter agreement dated January 7, 2000, among Parent, Mr. Toretta, the Grat, the Trust, the Estate, and Mrs. Guerrera.

         2. NETCO-Waterbury Systems, Inc. The Sellers jointly and severally represent to the Purchaser that all of the capital stock of NETCO-Waterbury Systems, Inc., a Delaware corporation ("Waterbury"), is pledged to First Union Bank (the "Trustee") pursuant to that certain Pledge and Security Agreement (the "Pledge and Security Agreement") dated June 30, 1995, between the Trustee, Mr. Toretta and Richard J. Guerrera, in connection with a loan agreement dated June 1, 1995, between the Connecticut Development Authority and NETCO-Waterbury Limited Partnership, a Delaware limited partnership. Upon execution and delivery of this Amendment and subject to any liens created by the Pledge and Security Agreement, the Sellers hereby convey, assign, transfer, set over and deliver all right, title and interest in and to all of the capital stock of Waterbury to the Purchaser. In the event either Seller receives any stock certificate(s) representing capital stock of Waterbury, whether from the Trustee or otherwise, such Seller shall immediately deliver such stock certificate(s) to the Purchaser.

         3. Amendments to Agreement.

                  a. Section 3.2(i) of the Agreement is hereby amended to read in its entirety:

                                    (i) cash equal to Forty-Four Million Six
                           Hundred Thousand Dollars ($44,600,000) minus (1) the Companies' Indebtedness as of Closing, plus or minus
                           (2) the amount, if any, by which the Companies' Net Working Capital as of Closing is greater than or less than Four Hundred Ninety Thousand Dollars ($490,000), minus (3) the amount, if any, of the Employee Bonuses (as defined in Section 3.3(e)). The amount, if any, by which the cash portion of the Purchase Price is adjusted pursuant to this Section 3.2(i) (i.e., the sum of (1), (2) and (3) above) is referred to herein as the "Adjustment Amount"; and

                  b. Section 3.3 of the Agreement is hereby amended to add a new subparagraph (e), as follows:

                                             (e) As soon as practicable after
                           Closing, the Companies shall pay in the aggregate a bonus of $423,394.50 to Janet Cordano; a bonus of $1,129,052.00 to Mark McCormick; and a bonus of $705,657.50 to Terry Szczesiul (collectively, the "Employee Bonuses"). The parties acknowledge that such bonuses were awarded prior to Closing. The cash portion of the Purchase Price shall be reduced by the total dollar amount of the Employee Bonuses as set forth in Section 3.2, and such Employee Bonuses shall be excluded from the computations of Indebtedness and Net Working Capital for purposes of this Agreement.

         4. No Other Amendments to Agreement. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect, without any amendment or modification thereto.

         5. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, and signature pages may be delivered by telecopy, with the original executed signature pages to be furnished promptly thereafter.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first written above.


                                     SYNAGRO TECHNOLOGIES, INC.




                                     By:  /s/ Mark A. Rome
                                        ----------------------------------------
                                          Mark A. Rome, Executive Vice President






                                          /s/ Paul A. Toretta
                                        ----------------------------------------
                                        Paul A. Toretta, individually


                                     THE PAUL A. TORETTA 1998 GRAT




                                     By:  /s/ Eileen Toretta
                                        ----------------------------------------
                                          Eileen Toretta, Trustee

                                          /s/ Frances A. Guerrera
                                        ----------------------------------------
                                        Frances A. Guerrera, individually


                                     THE ESTATE OF RICHARD J. GUERRERA




                                     By:  /s/ Frances A. Guerrera
                                        ----------------------------------------
                                          Frances A. Guerrera, Executrix


                                     THE RICHARD J. GUERRERA REVOCABLE TRUST




                                     By:  /s/ Frances A. Guerrera
                                        ----------------------------------------
                                          Frances A. Guerrera, Co-Trustee




                                     By:  /s/ Robert Dionne
                                        ----------------------------------------
                                          Robert Dionne, Co-Trustee

                                    EXHIBIT F

                                MERGER AGREEMENT

                          AGREEMENT AND PLAN OF MERGER

                                  BY AND AMONG

                           SYNAGRO TECHNOLOGIES, INC.,

                            RESTEC ACQUISITION CORP.,

                      NEW ENGLAND TREATMENT COMPANY, INC.,

                                PAUL A. TORETTA,

                              FRANCES A. GUERRERA,

                              FRANCES A. GUERRERA,
                          AS EXECUTRIX OF THE ESTATE OF
                               RICHARD J. GUERRERA

                                       AND

                     FRANCES A. GUERRERA AND ROBERT DIONNE,
                              AS CO-TRUSTEES OF THE
                       RICHARD J. GUERRERA REVOCABLE TRUST
                     UNDER AGREEMENT DATED NOVEMBER 2, 1998


                                OCTOBER 20, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I

         THE MERGER...............................................................................................2
                  Section 1.1.        The Merger..................................................................2
                  Section 1.2.        Effective Time of the Merger................................................2

ARTICLE II
         THE SURVIVING CORPORATION................................................................................2
                  Section 2.1.        Certificate of Incorporation................................................2
                  Section 2.2.        Bylaws......................................................................2
                  Section 2.3.        Directors...................................................................2
                  Section 2.4.        Officers....................................................................2

ARTICLE III
         CONVERSION OF SHARES.....................................................................................3
                  Section 3.1.        Effect on Capital Stock.....................................................3
                  Section 3.2.        Exchange of Certificates....................................................4
                  Section 3.3.        Purchase Price Adjustment...................................................4
                  Section 3.4.        Stock Transfer Books........................................................6
                  Section 3.5.        No Further Ownership Rights in Company Common Stock.........................6
                  Section 3.6.        Tax and Accounting Consequences.............................................6
                  Section 3.7.        Taking of Necessary Action; Further Action..................................6
                  Section 3.8.        Closing.....................................................................6
                  Section 3.9.        Closing Deliveries..........................................................6

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER......................................................8
                  Section 4.1.        Organization and Qualification..............................................8
                  Section 4.2.        Capitalization..............................................................8
                  Section 4.3.        Authority; Non-Contravention; Approvals.....................................9
                  Section 4.4.        Registration Statements....................................................10
                  Section 4.5.        Reports and Financial Statements...........................................10
                  Section 4.6.        Brokers and Finders........................................................11

ARTICLE IV-A
         REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS CONCERNING THE TRANSACTION...........................11
                  Section 4A.1.       Ownership..................................................................11
                  Section 4A.2.       Authority; Non-Contravention; Approvals....................................11
                  Section 4A.3.       Brokers and Finders........................................................12
                  Section 4A.4.       Registration Statements....................................................12
                  Section 4A.5.       Investment Representations.................................................12

ARTICLE V
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SHAREHOLDERS CONCERNING THE
         COMPANY.................................................................................................14
                  Section 5.1.        Organization and Qualification.............................................14
                  Section 5.2.        Capitalization.............................................................14
                  Section 5.3.        Authority; Non-Contravention; Approvals....................................15
                  Section 5.4.        Subsidiaries...............................................................15
                  Section 5.5.        Financial Statements.......................................................16
                  Section 5.6.        Absence of Undisclosed Liabilities.........................................16
                  Section 5.7.        Absence of Certain Changes or Events.......................................16
                  Section 5.8.        Litigation.................................................................16
                  Section 5.9.        Accounts Receivable........................................................17
                  Section 5.10.       No Violation of Law; Compliance with Agreements............................17
                  Section 5.11.       Insurance..................................................................17
                  Section 5.12.       Taxes......................................................................17
                  Section 5.13.       Employee Benefit Plans.....................................................19
                  Section 5.14.       Employee and Labor Matters.................................................20
                  Section 5.15.       Environmental Matters......................................................21
                  Section 5.16.       Non-Competition Agreements.................................................22
                  Section 5.17.       Title to Assets............................................................23
                  Section 5.18.       Contracts, Agreements, Plans and Commitments...............................23
                  Section 5.19.       Supplies...................................................................24
                  Section 5.20.       Brokers and Finders........................................................24
                  Section 5.21.       Intellectual Property......................................................24
                  Section 5.22.       Relationships..............................................................25
                  Section 5.23.       Year 2000..................................................................25
                  Section 5.24.       Certain Payments...........................................................25
                  Section 5.25.       Books and Records..........................................................26
                  Section 5.26.       Condition and Sufficiency of Assets........................................26

ARTICLE VI
         CONDUCT OF BUSINESS PENDING CLOSING.....................................................................26
                  Section 6.1.        Conduct of Business by the Company Pending the Merger......................26
                  Section 6.2.        Other Offers...............................................................28
                  Section 6.3.        Access to Information......................................................28
                  Section 6.4.        Commercially Reasonable Efforts............................................28

ARTICLE VII
         CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES....................................................28
                  Section 7.1.        Consents...................................................................28
                  Section 7.2.        Further Assurances.........................................................29
                  Section 7.3.        Expenses and Fees..........................................................29
                  Section 7.4.        Agreement to Cooperate.....................................................29
                  Section 7.5.        Notification of Certain Matters............................................29
                  Section 7.6.        Registration Statements....................................................30
                  Section 7.7.        Purchaser's Liquidity Program..............................................31
                  Section 7.8.        Exchange Listing...........................................................31
                  Section 7.9.        Public Statements..........................................................31
                  Section 7.10.       Supplements to Disclosure Schedules........................................32

ARTICLE VIII
         CONDITIONS TO CLOSING...................................................................................32
                  Section 8.1.        Conditions to Each Party's Obligation to Effect the Merger.................32
                  Section 8.2.        Conditions to Obligation of the Company and the
                                      Shareholders to Effect the Merger..........................................32
                  Section 8.3.        Conditions to Obligations of Parent to Effect the Merger...................33

ARTICLE IX
         TERMINATION, AMENDMENT AND WAIVER.......................................................................34
                  Section 9.1.        Termination................................................................34
                  Section 9.2.        Effect of Termination......................................................35
                  Section 9.3.        Extensions; Waiver.........................................................36
                  Section 9.4.        Parent's Option to Extend..................................................36

ARTICLE X
         INDEMNIFICATION AND LIMITATION ON LIABILITY.............................................................36
                  Section 10.1.       The Shareholders' Indemnity Obligations....................................36
                  Section 10.2.       Parent's Indemnity Obligations.............................................37
                  Section 10.3.       Indemnification Procedures.................................................37
                  Section 10.4.       Limitation of Shareholders' Liability......................................39
                  Section 10.5.       Limitation of Parent's Liability...........................................39

ARTICLE XI
         GENERAL PROVISIONS......................................................................................40
                  Section 11.1.       Survival...................................................................40
                  Section 11.2.       Notices....................................................................40
                  Section 11.3.       Interpretation.............................................................43
                  Section 11.4.       Miscellaneous..............................................................43
                  Section 11.5.       Governing Law..............................................................43

                  Section 11.6.       Binding Arbitration........................................................43
                  Section 11.7.       Amendment..................................................................45
                  Section 11.8.       Counterparts...............................................................45
                  Section 11.9.       Parties in Interest........................................................45
                  Section 11.10.      Validity...................................................................45
                  Section 11.11.      Guarantee..................................................................45

EXHIBITS:

Exhibit A             Glossary
Exhibit B             Form of Estimated Adjustment Amount Worksheet
Exhibit C             Form of Release of Claims Agreement
Exhibit D             Form of Consulting Agreement
Exhibit E             Form of Covenant Not to Compete Agreement
Exhibit F             Form of Covenant Not to Compete Agreement


SCHEDULES:

Schedule 1            Ownership of the Company
Schedule 2.3          Directors of the Surviving Corporation
Schedule 2.4          Officers of the Surviving Corporation
Schedule 3.3(d)       Projects
Schedule 3.9          Guarantees and Surety Obligations
Schedule 4A.3         Shareholders' Brokers and Finders
Schedule 5.2(b)       Capitalization
Schedule 5.3          Authority; Non-Contravention; Approvals
Schedule 5.4          Subsidiaries
Schedule 5.5          Financial Statements
Schedule 5.6          Absence of Undisclosed Liabilities
Schedule 5.7          Absence of Certain Changes or Events
Schedule 5.8          Litigation
Schedule 5.10         No Violation of Law; Compliance with Agreements
Schedule 5.12         Taxes
Schedule 5.13         Employee Benefit Plans
Schedule 5.14         Employee and Labor Matters
Schedule 5.15         Environmental Matters
Schedule 5.16         Non-Competition Agreements
Schedule 5.17         Title to Assets
Schedule 5.18         Contracts, Agreements, Plans and Commitments
Schedule 5.20         Company's Brokers and Finders
Schedule 5.21         Intellectual Property
Schedule 5.22         Relationships
Schedule 5.23         Year 2000 Compliance
Schedule 5.26         Condition and Sufficiency of Assets

                          AGREEMENT AND PLAN OF MERGER


         THIS AGREEMENT AND PLAN OF MERGER, dated as of October 20, 1999 (the "Agreement"), is by and among SYNAGRO TECHNOLOGIES, INC., a Delaware corporation ("Parent"), RESTEC ACQUISITION CORP., a Rhode Island corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), NEW ENGLAND TREATMENT COMPANY, INC., a Rhode Island corporation ("Company"), PAUL A. TORETTA, individually ("Mr. Toretta"), FRANCES A. GUERRERA, individually ("Mrs. Guerrera"), FRANCES A. GUERRERA, as Executrix of the Estate of Richard J. Guerrera (the "Estate"), and FRANCES A. GUERRERA and ROBERT DIONNE, as Co-Trustees of the Richard J. Guerrera Revocable Trust under agreement dated November 2, 1998 (the "Trust"). Each of Mr. Toretta and the Estate is a "Shareholder" and, collectively, they are sometimes referred to as the "Shareholders". The Parent, Merger Sub, Company and each of the other signatories to this Agreement is a "Party" and, collectively, they are sometimes referred to as the "Parties." Mrs. Guerrera, individually and in her capacity as Co-Trustee of the Trust, and Robert Dionne, in his capacity as Co-Trustee of the Trust, join this Agreement for purposes of guaranteeing the performance by the Estate and Trust, as the case may be, of their respective joint and several obligations under this Agreement, as further set forth in
Section 11.11 of this Agreement.

                              W I T N E S S E T H:

         WHEREAS, Parent, Merger Sub, the Company and the Shareholders desire that Merger Sub merge with and into the Company (the "Merger");

         WHEREAS, Parent, Merger Sub and the Company intend the Merger to qualify as a tax-free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder;

         WHEREAS, the Company, the Shareholders, Mrs. Guerrera and the Trust are making certain representations, warranties, covenants, agreements and indemnities herein, as inducement to Parent and Merger Sub to enter into this Agreement; and

         WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Glossary attached as Exhibit A.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements stated herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, covenant and agree as follows:

                                   ARTICLE I
                                   THE MERGER

         SECTION 1.1. THE MERGER. Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) in accordance with the Rhode Island Business Corporation Act, the Merger Sub shall be merged with and into the Company and the separate existence of the Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger and is hereinafter sometimes referred to as the "Surviving Corporation."


         SECTION 1.2. EFFECTIVE TIME OF THE MERGER. The Merger shall become effective at such time (the "Effective Time") as articles of merger are filed with the Secretary of State of the State of Rhode Island in accordance with the Rhode Island Business Corporation Act (the "Merger Filing"). The Merger Filing shall be made simultaneously with or as soon as practicable after the Closing (as defined in Section 3.8) in accordance with Article III. The Parties acknowledge that it is their mutual desire and intent to consummate the Merger as soon as practicable after the date hereof, and in any event within five (5) business days after the satisfaction, or waiver, of all conditions to Closing set forth in Article VIII hereof, subject to the terms and conditions hereof. Accordingly, subject to the provisions hereof, the Parties shall use all reasonable efforts to consummate, as soon as practicable, the transactions contemplated by this Agreement in accordance with Article VIII.


                                   ARTICLE II
                            THE SURVIVING CORPORATION

         SECTION 2.1. CERTIFICATE OF INCORPORATION. The Articles of Incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time, as the same may thereafter be amended in accordance with its terms and as provided under the Rhode Island Business Corporation Act.

         SECTION 2.2. BYLAWS. The Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation after the Effective Time, as the same may thereafter be amended in accordance with their terms and as provided by the Articles of Incorporation of the Surviving Corporation and the Rhode Island Business Corporation Act.

         SECTION 2.3. DIRECTORS. The directors of the Surviving Corporation shall be as designated in Schedule 2.3, and such directors shall serve in accordance with the Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

         SECTION 2.4. OFFICERS. The officers of the Surviving Corporation shall be as designated in Schedule 2.4, and such officers shall serve in accordance with the Bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

                                  ARTICLE III
                              CONVERSION OF SHARES


         SECTION 3.1. EFFECT ON CAPITAL STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the Parent, Merger Sub, the Company or the Shareholders:

                  (a) CONVERSION OF SECURITIES. All of the Company's common stock, $1.00 par value per share (the "Company Common Stock"), issued and outstanding immediately prior to the Effective Time (excluding any shares of the Company Common Stock to be canceled pursuant to Section 3.1(b)) shall be converted, subject to Section 3.1(e), into the right to receive at Closing, in the aggregate, the sum of:


                           (i) the number of validly issued, fully paid and
                  nonassessable shares of common stock, par value $.002 per share, of Parent ("Parent Common Stock"), determined by dividing (x) $2,000,000 less (1) the Company's Indebtedness as of Closing and (2) the amount, if any, by which the Company's Net Working Capital as of Closing is less than $260,000 by (y) the Average Parent Common Stock Price; and

                           (ii) 1,000,000 shares of Parent Common Stock;
                  provided, however, for purposes of this Section 3.1(a)(ii) (1) in the event the Average Parent Common Stock Price is less than $3.00, Parent will issue to the Shareholders, in the aggregate, the number of shares of Parent Common Stock determined by dividing Three Million Dollars ($3,000,000) by the Average Parent Common Stock Price, and (2) in the event the Average Parent Common Stock Price is more than $7.50, Parent will issue to the Shareholders, in the aggregate, the number of shares of Parent Common Stock determined by dividing Seven Million Five Hundred Thousand Dollars ($7,500,000) by the Average Parent Common Stock Price.

                           (iii) Shares issued under Section 3.1(a)(i) and (ii)
                  to the Shareholders are referred to herein as the "Parent Shares." Each Shareholder shall be entitled to receive one-half of the aggregate consideration issuable pursuant to this Section 3.1(a).

                  (b) CANCELLATION. Each share of Company Common Stock held in the treasury of the Company and each share of Company Common Stock held by any direct or indirect wholly-owned Subsidiary of the Company, if any, immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

                  (c) CAPITAL STOCK OF MERGER SUB. Each share of common stock, $.01 par value per share, of Merger Sub ("Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $.01 par value per share, of the Surviving Corporation.

                  (d) ADJUSTMENTS TO MERGER CONSIDERATION. The Merger Consideration (as defined in Section 3.2(a)) shall be appropriately adjusted to reflect fully the effect of any stock split, reverse split, stock dividend (including any dividend of securities convertible into Parent Common Stock), reorganization, reclassification, recapitalization or other similar change with respect to Parent Common Stock occurring (including the record date thereof) after the date hereof and prior to the Effective Time. In no event shall the number of shares of Parent Common Stock issued pursuant to Section 3.1(a) exceed twenty percent (20%) of the total outstanding shares of Parent Common Stock at the time of Closing.

                  (e) FRACTIONAL SHARES. No certificates or scrip representing less than one share of Parent Common Stock shall be issued upon the surrender for exchange of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (the "Certificates"). In lieu of any such fractional share, each holder of shares of Company Common Stock who would otherwise have been entitled to a fraction of a share of Parent Common Stock upon surrender of Certificates for exchange shall be paid upon such surrender cash (without interest) in an amount equal to such fraction multiplied by the Average Parent Common Stock Price on the Closing Date.

         SECTION 3.2. EXCHANGE OF CERTIFICATES.

                  (a) Immediately after the Effective Time, Parent will deliver to each Shareholder upon surrender of all such Certificates for cancellation together with such other customary documents as may be required, and the Shareholders shall be entitled to receive in exchange therefor, (A) certificates evidencing that number of whole shares of Parent Common Stock in immediately available funds which such holder has the right to receive in accordance with
Section 3.1 hereof in respect of the shares of Company Common Stock formerly evidenced by such Certificate, and (B) cash in respect of fractional shares as provided in Section 3.1(e) (the shares of Parent Common Stock and cash being, collectively, the "Merger Consideration"), and the Certificates so surrendered shall forthwith be canceled.

                  (b) Parent shall be entitled to deduct and withhold from the Merger Consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as Parent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent.

         SECTION 3.3. PURCHASE PRICE ADJUSTMENT.

                  (a) Prior to the Closing Date, Mr. Toretta shall deliver to the Parent a worksheet, in the form attached as Exhibit B hereto, setting forth a reasonable estimate of the Indebtedness and Net Working Capital as of the Closing Date, as well as a computation of the estimated Adjustment Amount (the "Estimated Adjusted Amount"). The worksheet shall be prepared by Mr. Toretta, with a copy provided to the Estate, and shall be reasonably acceptable to the Parent. If the Estimated Adjustment Amount is a positive number, the Merger

Consideration payable at Closing to the Shareholders shall be decreased in an amount equal to the number of validly issued, fully paid and nonassessable shares of Parent Common Stock determined by dividing the positive Estimated Adjustment Amount by the Average Parent Common Stock Price. If the Estimated Adjustment Amount is a negative number, the Merger Consideration payable at Closing to the Shareholders shall be increased in an amount equal to the number of validly issued, fully paid and nonassessable shares of Parent Common Stock determined by dividing the negative Estimated Adjustment Amount by the Average Parent Common Stock Price.

                  (b) Within 90 days after the Closing, Parent shall cause the Company to prepare a consolidated balance sheet of the Company as of the Closing Date (the "Closing Date Balance Sheet"), including a computation of the actual Adjustment Amount of the Companies as of the Closing Date (the "Actual Adjustment Amount"). If within 15 days following delivery of the Closing Date Balance Sheet the Shareholders do not object in writing thereto, then the Actual Adjustment Amount shall be as computed on such Closing Date Balance Sheet. If the Shareholders do object in writing to the computation within such 15-day period, then the Parent and the Shareholders shall negotiate in good faith and attempt to resolve their disagreement. Should such negotiations not result in an agreement within 20 days, then the matter shall be submitted to an independent accounting firm of national reputation mutually acceptable to the Parent and the Shareholders (the "Neutral Auditors"). If the Parent and the Shareholders are unable to agree on the Neutral Auditors, then they shall request the American Arbitration Association to appoint the Neutral Auditors. All fees and expenses relating to appointment of the Neutral Auditors and the work, if any, to be performed by the Neutral Auditors will be borne equally by the Parent and the Shareholders. The Neutral Auditors will deliver to the Parent and the Shareholders a written determination (such determination to include a worksheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Auditors by the Parent and the Shareholders, or their respective affiliates) of the disputed items within 30 days of receipt of the disputed items, which determination will be final, binding and conclusive on the Parties.

                  (c) Promptly following agreement on or delivery of the final, binding and conclusive Closing Date Balance Sheet setting forth the Actual Adjustment Amount, the Parent and the Shareholders shall account to each other as provided for in this Section 3.3(c). If the Estimated Adjustment Amount less the Actual Adjustment Amount is a positive number, the Shareholders shall have a right to receive a cash payment equal to such excess. If the Estimated Adjustment Amount less the Actual Adjustment Amount is a negative number, Parent shall be entitled to receive a cash payment from the Shareholders equal to such deficit. Any such excess or deficit payment shall be due and payable within three (3) business days after the Actual Adjustment Amount is determined pursuant to this Section 3.3. Any payments due from or to the Shareholders pursuant to this Section 3.3(c) shall be payable or paid fifty percent (50%) by or to each Shareholder.

                  (d) For purposes of determining the Net Working Capital pursuant to this Section 3.3, any cash payments made or current liabilities incurred on or after August 1, 1999, and prior to Closing with respect to the projects described on Schedule 3.3(d) hereto, up to an aggregate amount of cash and current liabilities of $260,000, shall not be deducted in the Net Working Capital computation.

         SECTION 3.4. STOCK TRANSFER BOOKS. At the Effective Time, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers of the Company Common Stock thereafter on the records of the Company.

         SECTION 3.5. NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK. The Merger Consideration delivered upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled.

         SECTION 3.6. TAX AND ACCOUNTING CONSEQUENCES. It is intended by the Parties that the Merger shall constitute a reorganization within the meaning of
Section 368 of the Code. The Parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

         SECTION 3.7. TAKING OF NECESSARY ACTION; FURTHER ACTION. Each of Parent, Merger Sub, each of the Shareholders and the Company will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub in office immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

         SECTION 3.8. CLOSING. Subject to the terms and provisions of Article IX, the closing of the transactions provided for herein (the "Closing") shall take place at the offices of RICHARDS & O'NEIL, LLP, 43 Arch Street, Greenwich, Connecticut as promptly as practicable (but in any event within five (5) business days) following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived, or at such other time and place as the Parties shall agree. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."

         SECTION 3.9. CLOSING DELIVERIES.

                  (a) At the Closing, the Shareholders shall deliver to the
Parent:

                           (i) certificates representing the Company Common Stock, duly endorsed for transfer to the Parent or accompanied by duly executed assignment documents, which shall transfer to the Parent good and valid title to the Company Common Stock, free and clear of all Liens;

                           (ii) Release of Claims Agreements executed by the officers, directors and stockholders of the Company releasing the Company from any and all prior claims of such officers, directors and stockholders, in the form attached hereto as Exhibit C;

                           (iii) all corporate, accounting, business and tax records of the Company;

                           (iv) a legal opinion from Richards & O'Neil, LLP, counsel to Mr. Toretta and the Company, in a form reasonably satisfactory to Parent;

                           (v) a legal opinion from Palmeri, Rock & Talbot, P.C., counsel to Frances Guerrera, individually, the Estate and the Trust, in a form reasonably satisfactory to Parent;

                           (vi) a Consulting Agreement between the Parent and Mr. Toretta, individually, in the form attached as Exhibit D hereto; -

                           (vii) a Covenant Not to Compete Agreement between the Parent and Mr. Toretta, individually, in the form attached as Exhibit E hereto;

                           (viii) Covenant Not to Compete Agreements between the Parent and each of Mrs. Guerrera, individually, the Estate, the Trust and R. J. Guerrera Trucking Company, Inc. (the "Trucking Company"), in the form attached as Exhibit F hereto; and


                           (ix) such other documents, including certificates of the Shareholders, as may be required by this Agreement or reasonably requested by the Parent.

                  (b) At the Closing, the Parent shall deliver to:

                           (i) the Shareholders, the Merger Consideration determined in accordance with Section 3.2;

                           (ii) Mr. Toretta, individually, a Consulting
         Agreement, in the form attached as Exhibit D;

                           (iii) Mr. Toretta, individually, a Covenant Not to Compete Agreement, in the form attached as Exhibit E;

                           (iv) each of the Estate, Mrs. Guerrera, individually, the Trust and the Trucking Company, a Covenant Not to Compete Agreement, in the form attached as Exhibit F; and

                           (v) documents relating to the removal of the Shareholders from any and all personal guarantees and/or surety obligations in connection with the Company's debts or operations listed on Schedule 3.9; and

                           (vi) legal opinions from in-house legal counsel to the Parent, dated the Closing Date, in a form reasonably satisfactory to the Sellers.

                                   ARTICLE IV
                               REPRESENTATIONS AND
                         WARRANTIES OF PARENT AND MERGER

         Parent and Merger Sub each represent and warrant to the Shareholders as follows, except as set forth in the Parent's Form 10-K for the fiscal year ended December 31, 1998, all quarterly reports on Form 10-Q filed with the SEC since January 1, 1999, and all amendments to any of the foregoing.

         SECTION 4.1. ORGANIZATION AND QUALIFICATION. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Parent is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect (as defined in Exhibit A).

         SECTION 4.2. CAPITALIZATION.

                  (a) As of June 30, 1999, the authorized capital stock of Parent consisted of 100,000,000 shares of Parent Common Stock, of which 17,392,790 shares were issued and outstanding, and 10,000,000 shares of preferred stock, par value $.002 per share, of which 500,000 shares have been designated as "Preferred Stock-Junior Participating Series A" and reserved for issuance upon exercise of rights evidenced by the certificates representing all outstanding shares of Parent Common Stock, but no such shares are issued and outstanding. All of the issued and outstanding shares of Parent Common Stock were validly issued and are fully paid, nonassessable and free of preemptive rights.

                  (b) As of June 30, 1999, except for 4,020,393 options granted pursuant to Parent incentive or option plans (or to current or former employees of Parent), warrants to acquire 770,000 shares of Parent Common Stock and shares issuable in connection with proposed acquisitions, if any, there are no outstanding (i) securities of Parent convertible into or exchangeable for shares of capital stock or voting securities of Parent or (ii) options or other rights to acquire from Parent or other obligations of Parent to issue, any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of Parent.

                  (c) All of the shares of capital stock of Merger Sub are owned beneficially and of record by Parent.

                  (d) The shares of Parent Common Stock to be issued as part of the Merger Consideration have been duly authorized and when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or other similar right.

         SECTION 4.3. AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) Parent and Merger Sub each have full corporate power and authority to execute and deliver this Agreement and, subject to the Parent Required Statutory Approvals (as defined in Section 4.3(c)), to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors of the Parent and no other corporate proceedings on the part of Parent are necessary to authorize the execution and delivery of this Agreement or the consummation by Parent of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a valid and legally binding agreement of each of Parent and Merger Sub enforceable against each of them in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) general equitable principles.

                  (b) The execution and delivery of this Agreement by each of Parent and Merger Sub and the consummation by them of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien, upon, any of the properties or assets of Parent or any of its Subsidiaries under any of the terms, conditions or provisions of (i) the respective charters or bylaws of Parent or any of its Subsidiaries, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to Parent or any of its Subsidiaries or any of their respective properties or assets (assuming compliance with the matters referred to in Section 4.3(c)) or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which Parent or any of its Subsidiaries is now a party or by which Parent or any of its Subsidiaries or any of their respective properties or assets may be bound or affected, except, in the case of clauses (ii) and (iii), for matters as would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Parent to consummate the transactions contemplated by this Agreement.

                  (c) Except for (i) the filing of the Registration Statements (as defined in Section 4.4) with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and the declaration of the effectiveness thereof by the SEC and filings with various state blue sky authorities, and (ii) the making of the Merger Filing with the Secretary of State of Rhode Island in connection with the Merger (the filings and approvals referred to in clauses (i) and (ii) are collectively referred to as the "Parent Required Statutory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by Parent or Merger Sub or the consummation by Parent or Merger Sub of the transactions contemplated hereby, other than such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not made or obtained, as the case may be, would not, have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect or materially impair the ability of Parent or Merger Sub to consummate the transactions contemplated by this Agreement.

         SECTION 4.4. REGISTRATION STATEMENTS. None of the information to be supplied by Parent or its Subsidiaries for inclusion in the Registration Statements on Form S-3 to be filed under the Securities Act with the SEC by Parent pursuant to Section 7.6 of this Agreement for the purpose of registering the Parent Shares (as amended or supplemented, the "Registration Statements") will, at the time they become effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         SECTION 4.5. REPORTS AND FINANCIAL STATEMENTS.

                  (a) Since January 1, 1999, Parent has filed with the SEC all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act, the Securities Exchange Act of 1934, as amended, and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate acts and the rules and regulations thereunder.

                  (b) Parent has previously made available or delivered to the Company or the Shareholders copies of Parent's (a) Annual Reports on Form 10-K for the fiscal year ended December 31, 1998, and for the immediately preceding fiscal year, as filed with the SEC, (b) proxy and information statements relating to (i) all meetings of its shareholders (whether annual or special) and
(ii) any actions by written consent in lieu of a shareholders' meeting from January 1, 1999, until the date hereof, and (c) all other reports, including quarterly reports, or registration statements filed by Parent with the SEC since January 1, 1999 (other than Registration Statements filed on Form S-8) (the documents referred to in clauses (a), (b) and (c), including the exhibits thereto, are collectively referred to as the "Parent SEC Reports").

                  (c) As of their respective dates, the Parent SEC Reports did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) The audited consolidated financial statements and unaudited interim consolidated financial statements of Parent included in such reports (collectively, the "Parent Financial Statements") have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments and any other adjustments described therein.

         SECTION 4.6. BROKERS AND FINDERS. Parent has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of Parent to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by Parent of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

                                  ARTICLE IV-A
               REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS
                           CONCERNING THE TRANSACTION

         Each Shareholder and the Company, severally but not jointly, represent and warrant to the Parent and Merger Sub as follows:

         SECTION 4A.1 OWNERSHIP.

                  (a) The Shareholder holds of record and beneficially all of the capital stock of the Company shown as owned by the Shareholder on Schedule 1 free and clear of any Liens (except for Liens arising under Federal and state securities laws and restrictions arising under the Company's organizational documents which have been waived).

                  (b) There are no outstanding subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement obligating the Shareholder to deliver or sell, or cause to be delivered or sold, any capital stock in the Company, or obligating the Shareholder to grant, extend or enter into any such agreement or commitment. There are no voting trusts, proxies or other agreements or understandings to which the Shareholder is a party or is bound with respect to the voting of any ownership interest of the Company.

         SECTION 4A.2 AUTHORITY; NON-CONTRAVENTION; APPROVALS.

(a) The Shareholder has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors and shareholders of the Company, and no other proceedings on the part of the Shareholder are necessary to authorize the execution and delivery of this

Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholder, and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a valid and legally binding agreement of the Shareholder, enforceable against the Shareholder in accordance with its terms, except that such enforcement may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally, and (ii) general equitable principles.

         (b) The execution and delivery of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Shareholder under any of the terms, conditions or provisions of (i) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to the Shareholder, or any of its properties or assets, or
(ii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Shareholder is now a party or by which the Shareholder or any of the Shareholder's properties or assets may be bound or affected.

         (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Shareholder or the consummation by the Shareholder of the transactions contemplated hereby.

         SECTION 4A.3 BROKERS AND FINDERS. Except as disclosed on Schedule 4A.3, the Shareholder has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby.

         SECTION 4A.4 REGISTRATION STATEMENTS. None of the information to be supplied by the Shareholder for inclusion in the Registration Statements will contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         SECTION 4A.5 INVESTMENT REPRESENTATIONS. The Shareholder acknowledges, represents and agrees that:

                  (a) (i) Parent has made available to the Shareholder the information and documents described in Section 4.5 hereof, (ii) the Shareholder understands the risks associated with ownership of Parent Common Stock, and
(iii) the Shareholder is capable of bearing the financial risks associated with such ownership;

                  (b) The Parent Shares included within the Merger Consideration have not been registered under the Securities Act or registered or qualified under any applicable state securities laws;

                  (c) The Parent Shares are being issued to the Shareholder in reliance upon exemptions from such registration or qualification requirements, and the availability of such exemptions depends in part upon the Shareholder's bona fide investment intent with respect to the Parent Shares;

                  (d) The Shareholder's acquisition of the Parent Shares is solely for the Shareholder's own account for investment, and the Shareholder is not acquiring such Parent Shares for the account of any other Person or with a view toward resale, assignment, fractionalization, or distribution thereof;

                  (e) The Shareholder shall not offer for sale, sell, transfer, pledge, hypothecate or otherwise dispose of any of the Parent Shares except in accordance with this Agreement and (A) the registration requirements of the Securities Act and applicable state securities laws or (B) upon delivery to Parent of an opinion of legal counsel reasonably satisfactory to Parent that an exemption from registration is available or pursuant to an effective registration statement covering the Parent Shares to be sold;

                  (f) The Shareholder has such knowledge and experience in financial and business matters that the Shareholder is capable of evaluating the merits and risks of an investment in the Parent Shares, and to make an informed investment decision with respect thereto;

                  (g) The Shareholder has had the opportunity to ask questions of, and receive answers from, Parent's officers and directors concerning the Shareholder's acquisition of the Parent Shares and to obtain such other information concerning Parent and the Parent Shares, to the extent Parent's officers and directors possessed the same or could acquire it without unreasonable effort or expense, as the Shareholder deemed necessary in connection with making an informed investment decision; and

                  (h) In addition to any other legends required by law or the other agreements entered into in connection herewith, each certificate evidencing the Parent Shares will bear a conspicuous restrictive legend substantially as follows:

                  THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
                  AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE
                  SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION
                  REQUIREMENTS OF THE ACT

              AND SUCH OTHER STATE LAWS OR UPON DELIVERY TO THIS
              CORPORATION OF AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                   ARTICLE V
                      REPRESENTATIONS AND WARRANTIES OF THE
              COMPANY AND THE SHAREHOLDERS CONCERNING THE COMPANY.

         The Company and the Shareholders, jointly and severally, represent and warrant to Parent and Merger Sub as follows:

         SECTION 5.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect. True, accurate and complete copies of the Company's articles or certificates of incorporation, as amended, and the Company's bylaws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Parent.

         SECTION 5.2. CAPITALIZATION.

                  (a) The authorized capital stock of the Company consists of 8,000 shares of Company Common Stock. As of the date of this Agreement there are, and as of Closing there will be, 250 shares of Company Common Stock issued and outstanding and no other shares of capital stock of the Company issued and outstanding. All of such issued and outstanding shares of Company Common Stock are validly issued and are fully paid, nonassessable and free of preemptive rights and are owned beneficially and of record as set forth on Schedule 1, free and clear of all Liens. No Subsidiary of the Company, other than as described on
Schedule 1, holds any shares of the capital stock of the Company.

                  (b) Except as set forth on Schedule 5.2(b), there are no outstanding (i) subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company, or obligating the Company to grant, extend or enter into any such agreement or commitment or (ii) obligations of the Company to repurchase, redeem or otherwise acquire any securities referred to in clause (i) above. There are no voting trusts, proxies or other agreements or understandings to which the Company is a party or is bound with respect to the voting of any shares of capital stock of the Companies.

         SECTION 5.3. AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) The Company has full corporate power and authority to execute and deliver this Agreement and, subject to the Company Required Statutory Approvals (as defined in Section 5.3(c), to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors and Shareholders of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or the consummation by the Company and the Shareholders of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company, and, assuming the due authorization, execution and delivery hereof by the other Parties, constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms.

                  (b) Except as disclosed on Schedule 5.3 hereto, the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any Lien upon any of the properties or assets of the Company under any of the terms, conditions or provisions of (i) charters or bylaws of the Company, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or Governmental Authority applicable to the Company, or any of its respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company is now a party or by which any of the Company or any of its respective properties or assets may be bound or affected.

                  (c) Except for the Merger Filing with the Secretary of State of the State of Rhode Island in connection with the Merger (the "Company Required Statutory Approval") or as disclosed on Schedule 5.3 hereto, no declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Company or the Shareholders or the consummation by the Company or the Shareholders of the transactions contemplated hereby.

         SECTION 5.4. SUBSIDIARIES. Except as set forth on Schedule 5.4, the Company does not have any Subsidiaries, nor does the Company hold any equity interest in or control (directly or indirectly, through the ownership of securities, by contract, by proxy, alone or in combination with others, or otherwise) any corporation, limited liability company, partnership, business organization or other Person.

         SECTION 5.5. FINANCIAL STATEMENTS. The audited financial statements of the Company for the fiscal year ended December 31, 1998, attached as part of
Schedule 5.5, have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended. The unaudited interim financial statements of the Company for the seven (7) months ended July 31, 1999, also attached as part of Schedule 5.5 (and together with the audited financial statements described in the preceding sentence, the "Company's Financial Statements"), have been prepared in accordance with the accrual method of accounting and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the seven (7) month period then ended, subject to normal year-end adjustments and any other adjustments described therein.

         SECTION 5.6. ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed on
Schedule 5.6, the Company has not incurred any liabilities or contingencies (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities (i) which are accrued or reserved against the Company's Financial Statements or reflected in the notes thereto or (ii) which were incurred after December 31, 1998, and were incurred in the ordinary course of business and consistent with past practices.

         SECTION 5.7. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since July 31, 1999, and except as described on Schedule 5.7, (i) the Company has not declared or set aside or paid any dividend or made any other distribution with respect to any outstanding securities or ownership interests, or, directly or indirectly, purchased, redeemed or otherwise acquired any of its securities or ownership interests and (ii) the Company has not granted any general increase in the compensation of any of its officers, directors or employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) and has not paid any bonuses to any officers, directors or employees. Since December 31, 1998, and except as described on Schedule 5.7, (i) the Company has not adopted, entered into or amended any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law; (ii) the Company has not made any amendment to any of the articles of incorporation, certificates of partnership, regulations, bylaws, partnership agreements, operating agreements or other similar documents or changed the character of any of its businesses in any manner; (iii) the businesses of the Company have been conducted in the ordinary course of business consistent with past practices; and (iv) there has not been any event, occurrence, development or state of circumstances or facts which has had, or could reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 5.8. LITIGATION. Except as described on Schedule 5.8, there are no claims, suits, actions, Environmental Claims, inspections, investigations or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company before any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator. Except as described on Schedule 5.8, the Company is not subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator.

         SECTION 5.9. ACCOUNTS RECEIVABLE. All accounts receivable reflected on the Company's Financial Statements represent sales actually made in the ordinary course of business and are collectible in the ordinary course of business.

         SECTION 5.10. NO VIOLATION OF LAW; COMPLIANCE WITH AGREEMENTS.

                  (a) Except as disclosed on Schedule 5.10, the Company is not in violation of and has been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Law) of any governmental or regulatory body or authority. To the knowledge of the Shareholders, no investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. Except as disclosed on Schedule 5.10, the Company has all permits (including without limitation Environmental Permits), licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals required or necessary to conduct its business as presently conducted (collectively, the "Company Permits"). The Company is not in violation of the terms of the Company Permits.

                  (b) Except as disclosed on Schedule 5.10, the Company is not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (i) the charter, bylaws or similar organizational instruments of the Company or (ii) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which the Company is a party or by which it is bound or to which any of its property is subject.

         SECTION 5.11. INSURANCE. The Shareholders have heretofore delivered to the Parent true and correct copies of all insurance policies owned by the Company or by which the Company or any of its properties or assets is covered against present losses, all of which are now in full force and effect. No insurance has been refused with respect to any operations, properties or assets of the Company nor has coverage of any insurance been limited by any insurance carrier that has carried, or received any application for, any such insurance during the last three years. No insurance carrier has denied any claims made against any of the Company's policies.

         SECTION 5.12. TAXES.

                  (a) Except as set forth on Schedule 5.12, (i) the Company has
(x) duly filed (or there has been filed on its behalf) with the appropriate taxing authorities all Tax Returns (as hereinafter defined) required to be filed by it on or prior to the date hereof, and (y) duly paid in full or made adequate provision therefor on the Company's Financial Statements in accordance with GAAP (or there has been paid or adequate provision has been made on its behalf) for the payment of all Taxes (as hereinafter defined) for all periods ending through the date hereof; (ii) all such Tax Returns filed by or on behalf of the Company are true, correct and complete in all material respects; (iii) the Company is not the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has been made since January 1, 1997 by any authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction; (v) the liabilities and reserves for Taxes reflected in the most recent balance sheet included in the Company's Financial Statements to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been determined in accordance with GAAP, and there is no material liability for Taxes for any period beginning after such date other than Taxes arising in the ordinary course of business; (vi) there are no Liens for Taxes upon any property or assets of the Company, except for Liens for Taxes not yet due; (vii) the Company has not made any change in accounting methods since December 31, 1998; (viii) the Company has not received a ruling from any taxing authority or signed an agreement with any taxing authority; (ix) the Company has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, as amended or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid over under all applicable laws in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, partner, member or other third party; (x) no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Company, and as of the date of this Agreement the Company has not received a written notice of any pending audits or proceedings; (xi) no partner, stockholder, member, director or officer (or employee responsible for Tax matters) of the Company expects any authority to assess any additional Taxes with respect to the Company for any period for which Tax Returns have been filed; (xii) the federal income Tax Returns of the Company have been examined by the Internal Revenue Service ("IRS") (which examination has been completed) or the statute of limitations for the assessment of federal income Taxes of the Company has expired, for all periods through and including December 31, 1994, and no deficiencies were asserted as a result of such examinations which have not been resolved and fully paid; (xiii) no adjustments or deficiencies relating to Tax Returns of the Company have been proposed, asserted or assessed by any taxing authority, except for such adjustments or deficiencies which have been fully paid or finally settled; and (xiv) the Company has delivered to the Parent true, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 1993.

                  (b) There are no outstanding requests, agreements, consents or waivers to extend the statute of limitations applicable to the assessment of any Taxes or deficiencies against the Company, and no power of attorney granted by the Company with respect to any Taxes is currently in force. The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code. The Company is not a party to any agreement providing for the allocation or sharing of Taxes with an entity that is not directly or indirectly a wholly-owned Subsidiary of the Company. The Company has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a


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
subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company. The Company (i) has not been a member of an affiliate group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) and (ii) has no liability for Taxes of any Person (other than any of the Company and its Subsidiaries) under Section 1.1502-6 of the United States Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

         SECTION 5.13. EMPLOYEE BENEFIT PLANS.

                  (a) Each Plan and each Benefit Program (as such terms are defined below) is listed on Schedule 5.13 hereto. No Plan or Benefit Program is or has been (i) covered by Title IV of the Employer Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) subject to the minimum funding requirements of Section 412 of the Code or (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA, nor has the Company contributed to, or ever had any obligation to contribute to, any multi-employer plan. Each Plan and Benefit Program intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on Schedule 5.13 and is so qualified. No Plan or Benefit Program provides for any retiree health benefits for any employees or dependents of the Company other than as required by the Consolidated Budget Reconciliation Act of 1985, as amended ("COBRA"). There are no claims pending with respect to, or under, any Plan or any Benefit Program, other than routine claims for benefits, and there are no disputes or litigation pending or, to the knowledge of the Companies, threatened, with respect to any such Plans or Benefit Programs.

                  (b) The Shareholders have heretofore delivered to Parent true and correct copies of the following, if any:

                           (i) each Plan and each Benefit Program listed on
         Schedule 5.13, all amendments thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Plans and Benefit Programs;

                           (ii) each trust agreement and annuity contract (or any other funding instruments) pertaining to any of the Plans or Benefit Programs, including all amendments to such documents to the date hereof;

                           (iii) each management or employment contract or contract for personal services and a complete description of any understanding or commitment between the Company and any officer, consultant, director, employee or independent contractor of the Company; and

                           (iv) a complete description of each other plan, policy, contract, program, commitment or arrangement providing for bonuses, deferred compensation, retirement payments, profit sharing, incentive pay, commissions, hospitalization or medical expenses or insurance (including, without limitation, health, dental, life and disability insurance) or any other benefits for any officer, consultant, director, annuitant, employee or independent contractor of the Company as such or members of their families (other than directors' and officers' liability policies), whether or not insured (a "Benefit

         Program"). For purposes of this Agreement, "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

                  (c) Except as disclosed on Schedule 5.13, to the best knowledge of the Shareholders, each Plan and Benefit Program has been maintained and administered in compliance with its terms and in accordance with all applicable laws, rules and regulations. The Company has no commitment or obligation to establish or adopt any new or additional Plans or Benefit Programs or to increase the benefits under any existing Plan or Benefit Program.

                  (d) Except as set forth on Schedule 5.13, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any payment to be made by the Company, including, without limitation, severance, unemployment compensation, golden parachute (defined in Section 280G of the Code) or otherwise, becoming due to any employee of the Company, or (ii) increase any benefits otherwise payable under any Plan or any Benefit Program.

                  (e) As of the date hereof, the Company does not sponsor any simplified employee pension plans as described in Section 408(k) of the Code and there are no claims against the Company for benefits relating to any such plans.

         SECTION 5.14. EMPLOYEE AND LABOR MATTERS.

                  (a) Schedule 5.14 hereto includes a true and complete list, dated as of August 19, 1999, of all employees of the Company, listing the title or position held, base salary or wage rate and, for the period since July 31, 1999, any bonuses, commissions or profit sharing payable to such employees.

                  (b) Except as set forth on Schedule 5.14, the Company is not a party to or bound by any written employment agreements or commitments, other than on an at-will basis. The Company is in compliance with all applicable laws respecting the employment and employment practices, terms and conditions of employment and wages and hours of its employees and are not engaged in any unfair labor practice. To the best knowledge of the Shareholders, all employees of the Company who work in the United States are lawfully authorized to work in the United States according to federal immigration laws. There is no labor strike or labor disturbance pending or, to the knowledge of the Company or the Shareholders, threatened against the Company with respect to the Business and, during the past five years, the Company has not experienced a work stoppage.

                  (c) Except as set forth on Schedule 5.14, (i) the Company is not a party to or bound by the terms of any collective bargaining agreement or other union contract applicable to any employee of the Company and no such agreement or contract has been requested by any employee or group of employees of the Company, nor has there been any discussion with respect thereto by management of the Company with any employees of any of the Companies, (ii)


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
neither the Company nor either of the Shareholders is aware of any union organizing activities or proceedings involving, or any pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for, or where the purpose is to organize, any group or groups of employees of the Company, or (iii) there is not currently pending, with regard to any of its facilities, any proceeding before the National Labor Relations Board, wherein any labor organization is seeking representation of any employees of the Company.

         SECTION 5.15. ENVIRONMENTAL MATTERS. Except as set forth on Schedule
5.15 to this Agreement:

                  (a) Neither the Company nor any of its Business Facilities (as defined in Exhibit A) is in violation of, or has violated, or has been or is in non-compliance with, any Environmental Law, including, but not limited to, the conduct of the business of the Company or the ownership, use, maintenance or operation of any of the Business Facilities by the Company.

                  (b) Except in compliance with Environmental Laws (including, without limitation, by obtaining necessary Environmental Permits), (i) no Materials of Environmental Concern (as defined in Exhibit A) have been used, generated, extracted, mined, beneficiated, manufactured, stored, treated, or disposed of, or in any other way released (and no release is threatened) by the Company, on, under or about any Business Facility or transferred or transported by the Company to or from any Business Facility, and (ii) to the knowledge of the Shareholders no Materials of Environmental Concern have been generated, manufactured, stored or treated or disposed of, or in any other way released (and no release is threatened) by the Company, on, under, about or from any property adjacent to any current Business Facility;

                  (c) There are no Environmental Claims known, pending or, to the knowledge of the Shareholders, threatened against the Company or any of its Business Facilities, and, to the knowledge of the Shareholders, there is no basis for same;

                  (d) The Company and all of its Business Facilities have obtained all Environmental Permits applicable to the operation of the business of the Company as presently conducted, and the Company and its Business Facilities are in compliance with all terms and conditions of such Environmental Permits. The Company and all of its Business Facilities have timely filed applications for renewal of all such Environmental Permits. Regarding all Environmental Permits for which renewal, amendment, or modification is sought or pending, no material expenditures, capital improvements, or changes in operation will be necessary as a condition or as a result of such renewal, amendment, or modification;

                  (e) The Company has all environmental and pollution control equipment necessary to comply with all Environmental Laws (including, without limitation, to comply with all applicable Environmental Permits applicable to the operation of the business of the Company as presently conducted);

                  (f) To the knowledge of the Shareholders, there are no Materials of Environmental Concern on any Business Facility of the Company exceeding any standard or limitation established, published or promulgated pursuant to Environmental Laws, or which would require reporting to any Governmental Authority or Remediation to comply with the Requirements of Environmental Laws (as defined in Exhibit A);

                  (g) To the knowledge of the Shareholders, none of the off-site locations where Materials of Environmental Concern generated from any Business Facility of the Company, or for which the Company has arranged for their disposal, treatment or application, has been nominated or identified as a facility which is subject to an existing or potential claim under Environmental Laws;

                  (h) The Company has not been named as a potentially responsible party under, and no Business Facility of the Company has been nominated or identified as a facility which is subject to, an existing or potential claim under CERCLA or comparable Environmental Laws, and, to the knowledge of the Shareholders, no Business Facility of the Company is subject to any Lien arising under Environmental Laws;

                  (i) The Company has not received any notice of any release or threatened release of Materials of Environmental Concern, or remedial obligation under, Environmental Laws or Permits, relating to the ownership, use, maintenance, operation of any Business Facility of the Company or in connection with the business of the Company, nor, to the knowledge of the Shareholders, is there any basis for any of the foregoing, nor has the Company voluntarily undertaken Remediation or other decontamination or cleanup of any facility or site or entered into any agreement for the payment of costs associated with such activity;

                  (j) To the knowledge of the Shareholders, there is no Environmental Law or Requirement of Environmental Laws that will require future compliance costs on the part of the Company in excess of One Hundred Thousand Dollars ($100,000) above costs currently expended in the ordinary course of business;

                  (k) The Company has filed all notices, notifications, financial security, waste managements plans, or applications which are required to be filed by the Company for the operation of its business or the use or operation of any Business Facility of the Company; and (l) Except for sludge and processed by-products, no current Business Facility (or equipment thereon) of the Company contains any lead containing materials, asbestos containing materials or polychlorinated biphenyls in any form.

For purposes of this Section, the "Company" shall include any entity which is, in whole or in part, a predecessor of the Company and all of its present and former Subsidiaries and their successors of predecessors.

         SECTION 5.16. NON-COMPETITION AGREEMENTS. Except as disclosed on
Schedule 5.16 hereto, neither the Company nor either of the Shareholders is a party to any agreement which purports to restrict or prohibit any of them from, directly or indirectly, engaging in any business currently engaged in by the Company. None of the Shareholders is a party to any agreement which, by virtue of such person's relationship with the Company, restricts the Company or any

Subsidiary of the Company from, directly or indirectly, engaging in any of the businesses described above.

         SECTION 5.17. TITLE TO ASSETS. Except as disclosed on Schedule 5.17, the Company has good and indefeasible title to its assets and valid leasehold interests in its leased assets and properties, as reflected in the most recent balance sheet included in the Company's Financial Statements, except for properties and assets that have been disposed of in the ordinary course of the conduct of the Business since the date of the latest balance sheet included therein, free and clear of all Liens, except (i) Liens for current taxes, payments of which are not yet delinquent, (ii) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not interfere with the present use of the property subject thereto or affected thereby, or otherwise impair the Company's business operations (in the manner presently carried on by the Company), or (iii) any Lien securing any debt or obligation described on Schedule 5.17 which is expressly referenced as being secured. All leases under which the Company leases any real property have been delivered to Parent and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event which, with notice or lapse of time or both, would become a default by or on behalf of the Company or its Subsidiaries, or by or on behalf of any third party.

         SECTION 5.18. CONTRACTS, AGREEMENTS, PLANS AND COMMITMENTS. Schedule
5.18 hereto sets forth a complete list of the following contracts, agreements, plans and commitments (collectively, the "Contracts") to which the Company is a party or by which the Company or any of its assets is bound as of the date hereof:

                  (a) any contract, commitment or agreement that involves aggregate expenditures by the Company of more than Fifty Thousand Dollars ($50,000) per year;

                  (b) any contract or agreement (including any such contracts or agreements entered into with any Governmental Authority) relating to the maintenance or operation of the Business that involves aggregate expenditures by the Company of more than Fifty Thousand Dollars ($50,000);

                  (c) any indenture, loan agreement or note under which the Company has outstanding indebtedness, obligations or liabilities for borrowed money;

                  (d) any lease or sublease for the use or occupancy of real property;

                  (e) any non-competition agreement described in Section 5.16;

                  (f) any guarantee, direct or indirect, by any Person of any contract, lease or agreement entered into by the Company;

                  (g) any partnership, joint venture or construction and operation agreement;

                  (h) any agreement of surety, guarantee or indemnification with respect to which the Company is the obligor, outside of the ordinary course of business;

                  (i) any contract that requires the Company to pay for goods or services substantially in excess of its estimated needs for such items or the fair market value of such items;

                  (j) any contract, agreement, agreed order or consent agreement that requires the Company to take any actions or incur any expenses to remedy non-compliance with any Environmental Law; and

                  (k) any other contract material to the Company or its business.

True, correct and complete copies of each of such contracts, agreements, plans and commitments have been delivered to or made available for inspection by Parent. All such contracts, agreements, plans and commitments (i) were duly and validly executed and delivered by the Company and (ii) to the knowledge of the Shareholders, are valid and in full force and effect. Except as set forth on
Schedule 5.18, the Company has fulfilled all material obligations required of the Company under each such contract, agreement, plan or commitment to have been performed by it prior to the date hereof, including timely paying all interest on its debt as such interest has become due and payable. Except as set forth on
Schedule 5.18, there are no counterclaims or offsets under any of such contracts, agreements, plans and commitments.

         The consummation of the Merger will vest in the Surviving Corporation all rights and benefits under the Contracts and the right to operate the Company's business and assets under the terms of the Contracts and the manner currently operated and used by the Company.

         SECTION 5.19. SUPPLIES. To the knowledge of the Shareholders, the Supplies of the Company are of a quantity and quality that have been normal for the Company in the ordinary course of business of the Company.

         SECTION 5.20. BROKERS AND FINDERS. Except as disclosed on Schedule 5.20, the Company has not entered into any contract, arrangement or understanding with any Person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         SECTION 5.21. INTELLECTUAL PROPERTY. To the knowledge of the Shareholders, except as disclosed on Schedule 5.21 hereto, the Company has rights to use, whether through ownership, licensing or otherwise, all patents, trademarks, service marks, trade names, copyrights, software, trade secrets and other proprietary rights and processes that are material to its business as now


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
conducted (collectively, the "Company Intellectual Property Rights"). Except as set forth on Schedule 5.21, the Company does not own any patents. The Company has no knowledge of any infringement by any other Person of any of the Company Intellectual Property Rights, and, other than within the ordinary course of business, the Company has not entered into any agreement to indemnify any other party against any charge of infringement of any of the Company Intellectual Property Rights. To the knowledge of the Shareholders, the Company has not and does not violate or infringe any intellectual property right of any other Person, and the Company has not received any communication alleging that they violated or infringed the intellectual property right of any other person. The Companies have not been sued for infringing any intellectual property right of another person. There is no claim or demand of any Person pertaining to, or any proceeding which is pending or, to the knowledge of the Company, threatened, that challenges the rights of the Company in respect of any Company Intellectual Property Rights, or that claims that any default exists under any Company Intellectual Property Rights. None of the Company Intellectual Property Rights is subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, tribunal, arbitrator, or other Governmental Authority.

         SECTION 5.22. RELATIONSHIPS. Except as set forth on Schedule 5.22, since January 1, 1999, the Company has not received notice from any customer, supplier or any party to any Contract involving more than Fifty Thousand Dollars ($50,000) annually with the Company (each a "Contract Party") that such Contract Party intends to discontinue doing business with the Company, and, since such date, no Contract Party has indicated any intention (a) to terminate its existing business relationship with any of the Companies or (b) not to continue its business relationship with the Company, whether as a result of the transactions contemplated hereby or otherwise. Except as set forth on Schedule 5.22, the Company has not entered into or participated in any related party transaction during the past year.

         SECTION 5.23. YEAR 2000. To the knowledge of the Shareholders, after reasonable investigation by the Shareholders and except as disclosed on Schedule
5.23 hereto, all emissions monitors and computers controlling the operation of incinerators used by the Company are Year 2000 Compliant. "Year 2000 Compliant" means as to any device (including, without limitation, all software, firmware, microprocessing chips and/or other data processing devices related to such device) utilized by and material to the business operations of the Company, that such device will be able to accurately process date data from, into and between the twentieth and twenty-first centuries when used in accordance with the applicable documentation setting forth the requirements for the use of the specific item.

         SECTION 5.24. CERTAIN PAYMENTS. To the best knowledge of the Shareholders, neither the Company nor any stockholder, officer, director or employee of the Company has paid or received or caused to be paid or received, directly or indirectly, in connection with any of the business of the Company
(a) any bribe, kickback or other similar payment to or from any domestic or foreign government or agency thereof or any other Person or (b) any contribution to any domestic or foreign political party or candidate (other than from personal funds of such stockholder, officer, director or employee not reimbursed by the Company or as permitted by applicable law).

         SECTION 5.25. BOOKS AND RECORDS. To the knowledge of the Shareholders, the corporate minute books and other organizational records of the Company are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. To the knowledge of the Shareholders, all actions reflected in said books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction and no meeting of the Board of Directors of the Company or any committee thereof has been held for which minutes have not been prepared and are not contained in the minute books. All such books and records are located in the offices of the Company.

         SECTION 5.26. CONDITION AND SUFFICIENCY OF ASSETS. To the knowledge of the Shareholders and the Company, except as disclosed on Schedule 5.26 hereto, all buildings, improvements and equipment owned or leased by the Company is structurally sound, in good operating condition and repair (subject to normal wear and tear) and adequate for the uses to which they are being put, and none of the buildings, improvements and equipment owned or leased by the Company is in need of maintenance or repairs except for ordinary, routine maintenance and repairs not in excess of $100,000 per repair.

                                   ARTICLE VI
                      CONDUCT OF BUSINESS PENDING CLOSING

         SECTION 6.1. CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER. After the date hereof and prior to the Closing Date, unless Parent shall otherwise agree in writing, the Company shall, and the Shareholders shall cause the Company to:

                  (a) conduct its businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) not (i) amend or propose to amend its charter or bylaw,
(ii) split, combine, reorganize, reclassify, recapitalize or take any similar action with respect to its outstanding capital stock or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

                  (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional share of, or any options, warrants or rights of any kind to acquire any share of, its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock;

                  (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, (ii) redeem, purchase, acquire or offer to redeem, purchase or acquire any shares of its capital stock or any options, warrants or rights to acquire any of its capital stock or any security convertible into or exchangeable for its capital stock, (iii) make any acquisition of any assets or businesses other than expenditures for fixed or capital assets described on Schedule 3.3(d) hereto or in the ordinary course of business not exceeding $100,000 in any instance or $200,000 in the aggregate,
(iv) sell, pledge, dispose of or encumber any assets or businesses other than sales in the ordinary course of business or
(v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

                  (e) use all reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its respective present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

                  (f) not enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or key employees;

                  (g) not adopt, enter into or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law or as contemplated hereunder;

                  (h) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (i) not make, change or revoke any material Tax election or make any material agreement or settlement regarding Taxes with any taxing authority;

                  (j) not make any change in the Company's financial, Tax or accounting methods, practices or policies, or in any assumption underlying such a method, practice or policy;

                  (k) give prompt written notice to Parent of the commencement of any Environmental Claim, or non-routine inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Parent such information as Parent may reasonably request regarding any such Environmental Claim, any developments in connection therewith, and, as applicable, any anticipated or actual response thereto;

                  (l) not enter into or assume any contracts or agreements having a value or imposing an obligation upon the Company in excess of $100,000 annually and all contracts or agreements having a value to or imposing an obligation on the Company that have remaining obligations of $200,000 or more, regardless of the annual payment;

                  (m) maintain its books of account and records in the usual, regular and ordinary manner consistent with past policies and practice;

                  (n) not compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation or claims of any nature whatsoever pending against the Company; and

                  (o) not take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in this Agreement.

         SECTION 6.2. OTHER OFFERS. Except in connection with the transactions contemplated by this Agreement, from and after the date hereof, and continuing through the earlier of Closing or the termination of this Agreement in accordance with the terms hereof, the Shareholders and the Company shall not, and shall not permit the Company's officers, directors, employees, Affiliates, representatives or agents to, directly or indirectly, (i) solicit, initiate or knowingly encourage any offer or proposal for, or any indication of interest in, a merger or business combination involving the Company or the acquisition of an equity interest in, or any substantial portion of the assets of the Company or
(ii) engage in negotiations with or disclose any nonpublic information relating to the Company or Parent, or afford access to the properties, books or records of the Company, to any Person. The Company shall promptly notify and provide copies to Parent of any offer, proposal, solicitation or indication of interest, or communication with respect thereto, delivered to or received from any third party.

         SECTION 6.3. ACCESS TO INFORMATION. The Shareholders and the Company shall give the Parent and Merger Sub, and their respective accountants, counsel, financial advisors, and other representatives (the "Parent Representatives") full access (and shall otherwise fully cooperate, including by making available copies of all of the following documents which are susceptible to photostatic reproduction) during normal business hours throughout the period prior to Closing to all of the Company's respective properties, books, records (including, but not limited to, Tax Returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which the Company can facilitate or control), Contracts, premises, permits, Environmental Permits, licenses, Governmental Authorizations, commitments of any nature (whether written or oral) and records, and shall permit the Parent, Merger Sub and/or Parent Representatives to make such inspections (including without limitation environmental inspections, sampling, and analysis) as they may require and furnish to the Parent, Merger Sub and/or Parent Representatives during such period all such information concerning the Company and its affairs as the Parent may reasonably request.

         SECTION 6.4. COMMERCIALLY REASONABLE EFFORTS. The Shareholders and Company will use all reasonable commercial efforts to cause the representations and warranties contained in Articles IV-A and V hereof to continue to be true and correct through the Closing Date and to obtain the satisfaction of the conditions to Closing set forth in Section 8.1 and 8.3 hereof.

                                  ARTICLE VII
              CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES

         SECTION 7.1. CONSENTS. Subsequent to the Closing Date, the Shareholders will use all reasonable commercial efforts, at the request of the Parent or Merger Sub provided that the

Parent reimburses the Shareholders for all out of-pocket costs and expenses, to assist the Parent or Merger Sub in obtaining all necessary, proper, appropriate or advisable consents, novations, approvals or waivers which the Parent or Merger Sub may reasonably seek from time to time in order to effect, confirm or document the transactions contemplated by this Agreement, including using their reasonable commercial efforts to obtain all necessary, proper, appropriate or advisable consents, novations, approvals or waivers of third parties required in order to preserve material contractual relationships of the Company.

         SECTION 7.2. FURTHER ASSURANCES. The Parties shall execute and deliver to the others, after the Closing Date, any other instrument which may be requested by another Party and which is reasonably appropriate to perfect or evidence any of the sales, assignments, transfers or conveyances contemplated by this Agreement or to obtain any consents or licenses necessary to operate the Business in the manner operated by the Company prior to the date hereof.

         SECTION 7.3. EXPENSES AND FEES. The Company shall pay all costs and expenses incurred by the Company in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any and all broker's commissions, employee bonuses, and the fees and expenses of the Company' attorneys and accountants. The Company will make all necessary arrangements so that Parent or Merger Sub will not be charged with any such costs or expenses, and all such costs and expenses shall be accrued on the financial books and records of the Company prior to Closing and shall be included in the calculation of Net Working Capital. Each Shareholder shall be responsible for all costs and expenses incurred by such Shareholder in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of the Shareholder's attorneys. Parent shall pay all costs and expenses incurred by Parent and Merger Sub in connection with this Agreement and the transactions contemplated hereby, including without limitation, the fees and expenses of their attorneys and accountants.

         SECTION 7.4. AGREEMENT TO COOPERATE. Subject to the terms and conditions herein provided, the Parties shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary, proper or advisable waivers, consents and approvals under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using its reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of the Company.

         SECTION 7.5. NOTIFICATION OF CERTAIN MATTERS. Each of the Parties agrees to give prompt notice to each other Party of, and to use their respective reasonable best efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its representations or warranties in this Agreement to be untrue or inaccurate in any material respect (or in all respects in the case of any representation or warranty containing any materiality qualification) at any time from the date hereof to the Closing and (ii) any material failure (or any failure in the case of any covenant, condition or agreement containing any


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
materiality qualification) on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder. The Shareholders shall give prompt written notice to Parent of the commencement of any Environmental Claim, or inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Parent such information as Parent may reasonably request regarding such Environmental Claim, any developments in connection therewith, and, as applicable, the Company' anticipated or actual response thereto. Notwithstanding the other provisions of this Section 7.5 and except for those supplements to the Disclosure Schedules permitted in Section 7.10 hereof, the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

         SECTION 7.6. REGISTRATION STATEMENTS.

                  (a) Parent shall use reasonable efforts to file with the SEC promptly upon receipt of a written request from all of the Shareholders as a group (provided that such request may be made or delivered no earlier than August 31, 2000), the Registration Statement registering all of the Parent Shares and shall use reasonable efforts to have the Registration Statement declared effective by the SEC as promptly as reasonably practicable. Parent shall also take any action required to be taken under applicable state blue sky or securities laws in connection with the issuance and registration of Parent Shares pursuant hereto. Parent and the Shareholders shall promptly furnish to each other all information, and take such other actions, as may reasonably be requested in connection with any action by any of them in connection with this Section. Except as otherwise provided in this Section 7.6, no Parent Shares may be transferred or sold during the twelve (12) months following Closing. The Registration Statement shall cover the resale of the Parent Shares on Form S-3, if available, and the Parent may combine registrations of Parent Shares under this Section 7.6 with registrations of Parent Common Stock required under the Purchase and Sale Agreement. The Parent shall use its commercially reasonable efforts to cause such shelf Registration Statement to become effective as soon as practical after such filing, and to cause the Parent Shares to be qualified in such state jurisdictions as the Shareholders may reasonably request. The Parent shall use commercially reasonable efforts to keep the shelf Registration Statement current and effective for one year after it is first declared effective.

                  (b) If Parent proposes to register for its own account any of its securities under the Securities Act for sale (other than a registration statement on Form S-4 or S-8, a registration statement filed in connection with an exchange offer or an offering of securities solely to Parent's existing shareholders, or a registration statement filed in connection with an exchange offer or an offering of securities by any of the Parent's shareholders), Parent shall give written notice to the Shareholders of the Parent's intention to effect such a registration not later than 15 days prior to the anticipated date of filing with the SEC of a Registration Statement, which notice shall offer the Shareholders the opportunity to include in such Registration Statement any of the Parent Shares held by the Shareholders that the Shareholders may request be included therein (a "Piggyback Registration"). Notwithstanding the preceding sentence, Parent's obligation under this Section 7.6(b) shall be limited to registrations as to which a Registration Statement is to be filed (i) during the period beginning on the first anniversary of the Closing Date and ending on the fifth anniversary of the Closing Date, and (ii) only if the

Shareholders are subject to the volume restrictions set forth in Rule 144 of the Securities Act. Subject to the provisions of this Agreement, Parent will use its reasonable efforts to cause all the Parent Shares for which the Shareholders have requested registration to be registered under the Securities Act to the extent required to permit the sale by the Shareholders of such Parent Shares; provided, that if a Piggyback Registration relates to an underwritten public offering and the managing underwriter or underwriters believe that the inclusion of all shares requested to be included in the proposed registration would adversely affect the marketing of such shares, Parent may first include in such registration all securities Parent proposes to sell, and The Shareholders shall accept a reduction (including a total elimination) in the number of shares to be included in such registration, pro rata with the other holders of Parent Common Stock making requests for registration, on the basis of the number of shares of Parent Common Stock so requested to be included by the Shareholders and the other selling shareholders. Nothing in this Section 7.6(b) shall limit Parent's ability to withdraw a Registration Statement it has filed either before or after effectiveness.

                  (c) Parent shall pay the expenses incurred in connection with any proposed registration of securities by Parent under this Section 7.6, whether or not effected or consummated, including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for Parent.

         SECTION 7.7. PURCHASER'S LIQUIDITY PROGRAM. Notwithstanding any other provision set forth herein, with respect to all sales by the Shareholders of Parent Shares through the NASDAQ or any such other exchange, the Shareholders may only sell such shares on any day after the first sale of Parent Common Stock has occurred through the NASDAQ or such other exchange and on such day, the Shareholders may only sell 1,000 Parent Shares in the aggregate for each 1,000 shares of Parent Common Stock sold by unrelated third parties through the NASDAQ or such other exchange on such day. In no event shall the plan of distribution of Parent Shares include the use of a contractual underwriter, nor shall Parent have any obligation to enter into an underwriting agreement with any investment banking firm participating as a broker in the execution of any such resales. Parent agrees that it will furnish to the Shareholders such number of prospectuses, prospectus supplements, or other documents incident to any registration, qualification or compliance referred to herein as the Shareholders from time to time may reasonably request.

         SECTION 7.8. EXCHANGE LISTING. Parent shall use its reasonable efforts to effect, at or before the effective date of a Registration Statement, authorization for listing on NASDAQ, upon official notice of issuance, of the shares of Parent Common Stock to be issued pursuant to the transactions contemplated by this Agreement.

         SECTION 7.9. PUBLIC STATEMENTS. Except as required by law or the National Association of Securities Dealers ("NASD"), the Parties shall obtain the written consent of the other Parties prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consent, which will not be unreasonably withheld.

         SECTION 7.10. SUPPLEMENTS TO DISCLOSURE SCHEDULES. From time to time prior to the date ten (10) days prior to Closing, the Shareholders may update the Disclosure Schedules to this Agreement in order to make the information set forth therein complete and accurate, so long as such an update does not disclose an event, fact or condition which could have a Material Adverse Effect on the Company. In the event such an update discloses an event or condition which could have a Material Adverse Effect on the Company, then Parent may terminate this Agreement if (i) the Parent notified the Shareholders that Parent believed, in its reasonable business judgment, that the updated information disclosed an event, fact or condition which could have a Material Adverse Effect on the Company, (ii) the Parent negotiated in good faith with the Shareholders with respect to adjustments, if any, to the terms of this Agreement as a result of the updated information, and (iii) the Parties failed to agree on any such adjustments.

                                  ARTICLE VIII
                             CONDITIONS TO CLOSING

         SECTION 8.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligations of each Party to effect the Merger shall be subject to the fulfillment or waiver, if permissible, of the following conditions on or prior to the Effective Time:

                  (a) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the Merger shall have been issued and remain in effect (each Party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted); and

                  (b) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the Merger or make the consummation of the Merger illegal; and

                  (c) the transactions contemplated by the Purchase and Sale Agreement dated the same date as this Agreement by and among Parent, Mr. Toretta, Mrs. Guerrera, the Estate, the Trust and Eileen Toretta, as Trustee of the Paul A. Toretta 1998 Grat (the "Purchase and Sale Agreement"), shall have been consummated.

         SECTION 8.2. CONDITIONS TO OBLIGATION OF THE COMPANY AND THE SHAREHOLDERS TO EFFECT THE MERGER. Unless waived by the Company and the Shareholders, the obligations of the Company and the Shareholders to effect the Merger shall be subject to the fulfillment of the following additional conditions on or prior to the Closing Date:

                  (a) Parent and Merger Sub shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their agreements contained in this Agreement required to be performed on or prior to the Effective Time;

                  (b) the representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) the Shareholders shall have received certificates executed on behalf of Parent and Merger Sub by the President or a Vice President of the Parent and Merger Sub with respect to (a) and (b) above;

                  (d) the Shareholders shall have received legal opinions from in-house legal counsel to the Parent, dated the Closing Date, in a form reasonably satisfactory to the Sellers; and

                  (e) the Parent shall have entered into a Consulting Agreement with Mr. Toretta, in the form attached hereto as Exhibit D.

         SECTION 8.3. CONDITIONS TO OBLIGATIONS OF PARENT TO EFFECT THE MERGER. Unless waived by Parent and Merger Sub, the obligations of Parent and Merger Sub to effect the Merger shall be subject to the fulfillment of the following additional conditions on or prior to the Effective Time:

                  (a) the Shareholders and the Company shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of the Shareholders and the Company contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) since the date hereof, there shall have been no changes that constitute, and no event or events shall have occurred which have resulted in or constitute, a Material Adverse Effect;

                  (d) Parent shall have received legal opinions from legal counsel to the Shareholders and the Company, dated the Closing Date, in a form reasonable satisfactory to Parent, and as described in Section 3.8(a);

                  (e) the Shareholders shall have executed Release of Claims Agreements, in the form attached hereto as Exhibit C;

                  (f) Mr. Toretta, individually, shall have entered into a Consulting Agreement, in the form attached hereto as Exhibit D;

                  (g) Mr. Toretta, individually, shall have entered into a Covenant Not to Compete Agreement, in the form attached hereto as Exhibit E;

                  (h) the Estate, Mrs. Guerrera, individually, the Trust and the Trucking Company shall have entered into Covenant Not to Compete Agreements, in the form attached hereto as Exhibit F;

                  (i) Parent shall have received certificates representing the Company Common Stock duly endorsed for transfer as described in Section 3.8(a)(i);

                  (j) Parent shall have received a certificate executed by each of the Shareholders with respect to (a) and (b) above; and

                  (k) Parent shall have entered into employment agreements with Mark McCormick and Terry Szczesiul.

                                   ARTICLE IX
                        TERMINATION, AMENDMENT AND WAIVER

         SECTION 9.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time in the following manner:

                  (a) Any Shareholder shall have the right to terminate this
Agreement:

                           (i) if the representations and warranties of Parent and Merger Sub shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to Parent by the Shareholders;

                           (ii) if the Merger is not completed by November 1, 1999 (provided that (a) the right to terminate this Agreement under this Section 9.1(a)(ii) shall not be available to the Shareholder if the failure of the Shareholder to fulfill any obligation to Parent or Merger Sub under or in connection with this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date and (b) Parent has not exercised its option to extend under
         Section 9.4);

                           (iii) if the Merger is enjoined by a final, unappealable court order; or

                           (iv) if Parent or Merger Sub (A) fails to perform in any material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to Parent by the Shareholder.

                  (b) Parent shall have the right to terminate this Agreement;

                           (i) if the representations and warranties of the Company or the Shareholders shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 15 days after written notice of such failure is given to the Shareholders by Parent;

                           (ii) if the Merger is not completed by November 1, 1999, as such date may be extended pursuant to Section 9.4 below (provided that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to Parent if the failure of Parent to fulfill any obligation to the Shareholders under or in connection with this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date);

                           (iii) if the Shareholders or the Company (A) fail to perform in any material respect (or in all respects in the case of any covenant containing any materiality qualification) any of their covenants in this Agreement and (B) do not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to the Shareholders by Parent; or

                           (iv) pursuant to Section 7.10.

                  (c) The Shareholders and Parent mutually agree in writing.

         SECTION 9.2. EFFECT OF TERMINATION. The following provisions shall apply in the event of a termination of the Agreement:

                  (a) If this Agreement is terminated by either Parent or the Shareholders pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Shareholders, Parent, Company or Merger Sub, or their respective stockholders, directors, officers, employees, agents or representatives. Notwithstanding the preceding sentence or any other provision set forth herein, nothing in this Section 9.2 shall relieve any Party from liability for any breach of this Agreement, including, without limitation, any breach of the prohibition in Section 7.10 against updating the Disclosure Schedules with information which could have a Material Adverse Effect on the Company.

                  (b) The Parties acknowledge and agree that Parent, as a result of the actual damages Parent would sustain by reason of such negligent or willful failure of the Company or the Shareholders to perform their obligations hereunder, could not be made whole by monetary damages, and it is accordingly agreed that Parent shall have the right to elect, in addition to any and all other remedies at law or in equity, to enforce specific performance under this Agreement and the Company or the Shareholders waive the defense in any such action for specific performance that a remedy at law would be adequate.

         SECTION 9.3. EXTENSIONS; WAIVER. At any time prior to the Effective Time, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a Party to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Party.

         SECTION 9.4. PARENT'S OPTION TO EXTEND. At Parent's option (exercised by providing written notice to the Shareholders prior to November 1, 1999), the deadline of November 1, 1999 set forth in Sections 9.1(a)(ii) and 9.1(b)(ii), above, may be extended to December 31, 1999; provided, however, that if the transactions contemplated hereby fail to close by the expiration of such extended period, Parent shall pay the reimbursement payment set forth in Section
9.4 of the Purchase and Sale Agreement as reimbursement for the costs and expenses incurred by the Company in connection with the negotiation and execution of this Agreement, as well as the Purchase and Sale Agreement, unless the Shareholders have breached this Agreement or the failure of any Shareholder to fulfill any obligation to Purchaser under or in connection with this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to close before the expiration of such extended period.

                                   ARTICLE X
                  INDEMNIFICATION AND LIMITATION ON LIABILITY

         SECTION 10.1. THE SHAREHOLDERS' INDEMNITY OBLIGATIONS.

                  (a) Each Shareholder shall, severally but not jointly, indemnify and hold harmless the Company (after the Closing), Parent and the Company's (after the Closing) and the Parent's respective officers, directors, stockholders, employees, agents, representatives and Affiliates (each a "Parent Indemnified Party") from and against any and all claims, actions, causes of action, arbitrations, proceedings, losses, damages, remediations, liabilities, strict liabilities, judgments, fines, penalties and expenses (including, without limitation, reasonable attorneys' fees) (collectively, the "Indemnified Amounts") paid, imposed on or incurred by a Parent Indemnified Party, directly or indirectly, (i) relating to, resulting from or arising out of (x) any breach or misrepresentation in any of the representations and warranties made by such Shareholder in Article IV-A of this Agreement, or any certificate or instrument delivered by such Shareholder in connection with this Agreement, or (y) any violation or breach by such Shareholder of, or default by such Shareholder under, the terms of this Agreement or any certificate or instrument delivered by such Shareholder in connection with this Agreement, or (ii) relating to, resulting from or arising out of any allegation of a third party of the events described in Sections 10.1(a)(i), above.

                  (b) The Shareholders shall, jointly and severally, indemnify and hold harmless the Parent and the Company (after the Closing) and the other Parent Indemnified Parties from and against any and all Indemnified Amounts paid, imposed on or incurred by a Parent Indemnified Party, directly or indirectly, (i) relating to, resulting from or arising out of (x) any breach or misrepresentation in any of the representations and warranties made by the Company or the Shareholders in Article V of this Agreement, including without limitation with respect to environmental matters, or any certificate or instrument delivered in connection with this Agreement, or (y) any violation or breach by the Company of, or default by the Company under, the terms of this Agreement or any certificate or instrument delivered by the Company in connection with this Agreement, or (ii) relating to, resulting from or arising out of any allegation of a third party of the events described in Sections 10.1(b)(i), above.

                  (c) For purposes of Section 10.1(a) and (b), Indemnified Amounts shall include without limitation those Indemnified Amounts ARISING OUT OF THE STRICT LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY ARISING PURSUANT TO ENVIRONMENTAL LAWS) OR NEGLIGENCE OF ANY OF THE PARTIES, INCLUDING ANY PARENT INDEMNIFIED PARTY, WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

         SECTION 10.2. PARENT'S INDEMNITY OBLIGATIONS. Parent shall indemnify and hold harmless the Shareholders and the Shareholders' agents, representatives and Affiliates (each a "Shareholders Indemnified Party") from and against any and all Indemnified Amounts incurred by a Shareholders Indemnified Party as a result of (a) any breach or misrepresentation in any of the representations and warranties made by or on behalf of Parent in this Agreement or any certificate or instrument delivered in connection with this Agreement, or (b) any violation or breach by Parent or Merger Sub of or default by Parent or Merger Sub under the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement.

         SECTION 10.3. INDEMNIFICATION PROCEDURES. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                  (a) Promptly after receipt by an indemnified party under
Section 10.1 or 10.2 of notice of the commencement of any third party claim or claims asserted against it ("Third-Party Claim"), such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

                  (b) If any Third-Party Claim referred to in Section 10.3(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Third-Party Claim, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Third-Party Claim and, to the extent that it wishes (unless
(i) the indemnifying party is also a party to such Third-Party Claim and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Third-Party Claim, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Article X for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the indemnified party in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Third-Party Claim, (i) it will be conclusively established for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of law, rule, regulation or other legal requirement or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, (B) the indemnified party receives as part of such settlement a legal, binding and enforceable unconditional satisfaction and/or release, in form and substance reasonably satisfactory to it, providing that such Third-Party Claim and any claimed liability of the indemnified party with respect thereto is being fully satisfied by reason of such compromise or settlement and that the indemnified party is being released from any and all obligations or liabilities it may have with respect thereto, and (C) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Third-Party Claim and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Third-Party Claim, the indemnifying party will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the indemnified party.

                  (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its Affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Third-Party Claim, but the indemnifying party will not be bound by any determination of a Third-Party Claim so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

                  (d) Shareholders hereby consent to the non-exclusive jurisdiction of any court in which a Third-Party Claim is brought against any indemnified party for purposes of any claim that an indemnified party may have under this Agreement with respect to such Third-Party Claim or the matters alleged therein, and agree that process may be served on Shareholders with respect to such a claim anywhere in the world.

                  (e) In the event any indemnified party should have a claim against any indemnifying party hereunder that does not involve a Third-Party Claim, the indemnified party shall transmit to the indemnifying party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the indemnified party's request for indemnification under this Agreement.

                  (f) The Shareholders may satisfy any claim for indemnification hereunder by the delivery of Parent Shares to the Parent which Parent Shares shall be valued at the average of the Daily Per Share Prices for the twenty (20) consecutive trading days beginning on the twenty-first (21st) trading day prior to delivery by the Shareholders to the Parent pursuant to this Article X.

         SECTION 10.4. LIMITATION OF SHAREHOLDERS' LIABILITY.

                  (a) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of the Estate for any event or occurrence giving rise to the Estate being required to indemnify Parent Indemnified Parties pursuant to Section 10.1 of this Agreement shall be limited to $3,500,000.

                  (b) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of Mr. Toretta for any event or occurrence giving rise to Mr. Toretta being required to indemnify Parent Indemnified Parties pursuant to Section 10.1 of this Agreement shall be limited to $3,500,000.

                  (c) Parent Indemnified Parties are entitled to indemnification pursuant to Section 10.1 as follows:

                           (i) until and including the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Purchase and Sale Agreement, exceeds Two Hundred Fifty Thousand Dollars ($250,000), and then only to the extent of such excess; and

                           (ii) after the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Purchase and Sale Agreement since the Closing Date, exceeds Five Hundred Thousand Dollars ($500,000), and then only to the extent of such excess.

         SECTION 10.5. LIMITATION OF PARENT'S LIABILITY. Shareholders Indemnified Parties are entitled to indemnification pursuant to Section 10.2 as follows:

                           (i) until and including the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Purchase and Sale Agreement, exceeds Two Hundred Fifty Thousand Dollars ($250,000), and then only to the extent of such excess; and

                  (ii) after the first anniversary of the Closing Date, only if the amount of any Indemnified Amount, individually or in the aggregate with all other Indemnified Amounts hereunder and under the terms of the Purchase and Sale Agreement since the Closing Date, exceeds Five Hundred Thousand Dollars ($500,000), and then only to the extent of such excess.

                                   ARTICLE XI
                               GENERAL PROVISIONS

         SECTION 11.1. SURVIVAL. The representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall be continuing and shall survive the Closing for a period of two years following the date of Closing; provided, however, that in the case of all such representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) there shall be no such termination with respect to any such representation, warranty, covenant or agreement as to which a bona fide claim has been asserted by written notice of such claim delivered to the Party or Parties making such representation, warranty, covenant or agreement prior to the expiration of the survival period; provided, further, that (i) the representations and warranties set forth in Sections 4A.1 (Ownership), 4A.2 (Authority; Non-Contravention; Approvals) and
5.2 (Capitalization) hereof shall survive the Closing indefinitely, (ii) Section
5.12 (Taxes) shall survive the Closing for the greater of two years or the statutory survival period applicable to Taxes, (iii) the covenants contained in this Agreement to be performed after the Closing shall survive until fully performed; and (iv) the indemnification obligations of the Shareholders set forth in Section 10.1(a) and Section 10.1(b) shall survive the Closing until the termination of the respective representations and warranties.

         SECTION 11.2. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by a nationally recognized overnight delivery service, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  (a) If to Parent, Merger Sub or the Company (on or after Closing), to:

                           Synagro Technologies, Inc.
                           1800 Bering Drive, Suite 1000
                           Houston, Texas 77057
                           Attention: Mark A. Rome
                           Telecopy: 713/369-1760
                           with a copy to:

                           Locke Liddell & Sapp LLP
                           600 Travis, Suite 3200
                           Houston, Texas 77002
                           Attention: Michael T. Peters
                           Telecopy: 713/223-3717

                  (b) If to Mr. Toretta or the Company (prior to Closing), to:

                           Paul A. Toretta
                           30 Lakewood Circle
                           Greenwich, Connecticut 06830
                           Telecopy: 203/622-9064

                           with a copy to:

                           Edward M. Kane, Esq.
                           Richards & O'Neil, LLP
                           43 Arch Street
                           Greenwich, Connecticut 06830
                           Telecopy: 203/869-6565

                  (c)      If to Frances A. Guerrera, as

                              Executrix of the Estate of Richard J. Guerrera or as Co-Trustee of the Richard J. Guerrera Revocable Trust, to:

                           Frances A. Guerrera
                           31 Munson Road
                           Middlebury, Connecticut 06762

                           with a copy to:

                           John J. Palmeri, Esq.
                           Palmeri, Rock & Talbot, P.C.
                           100 Hinman Street
                           P.O. Box 277
                           Cheshire, Connecticut 06410
                           Telecopy: 203/250-1795

                           and

                           Donald F. Dwyer
                           c/o Astra Zeneca
                           725 Chesterbrook Blvd.
                           Wayne, Pennsylvania 19087
                           Telecopy: 610/695-4491

                  (d)      If to Frances A. Guerrera, individually, to:

                           Frances A. Guerrera
                           31 Munson Road
                           Middlebury, Connecticut 06762

                           with a copy to:

                           Shipman & Goodwin, LLP
                           One Landmark Square
                           Stamford, Connecticut 06901
                           Attention: Steven M. Gold, Esq.
                           Telecopy: 203/324-8191

                           and

                           Donald F. Dwyer
                           c/o Astra Zeneca
                           725 Chesterbrook Blvd.
                           Wayne, Pennsylvania 19087
                           Telecopy: 610/695-4491

                  (e) If to Robert Dionne, as Co-Trustee of the Richard J. Guerrera Revocable Trust, to:

                           Robert Dionne (Personal and Confidential)
                           c/o R. J. Guerrera, Inc.
                           P.O. Box 700
                           Naugatuck, Connecticut 06770
                           Telecopy: 203/723-5640

                           with a copy to:

                           John J. Palmeri, Esq.
                           Palmeri, Rock & Talbot, P.C.
                           100 Hinman Street
                           P.O. Box 277
                           Cheshire, Connecticut 06410
                           Telecopy: 203/250-1795

         SECTION 11.3. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement. In this Agreement, unless a contrary intention is specifically set forth, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any Party solely because such Party or its legal representative drafted such provision.

         SECTION 11.4. MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein and the Schedules and Exhibits attached hereto) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof. Neither this Agreement nor the rights, interests and obligations arising pursuant to this Agreement (including the documents and instruments referred to herein and the Schedules and Exhibits attached hereto) shall not be assigned by operation of law or otherwise except that Merger Sub or Parent may assign this Agreement to any other wholly-owned Subsidiary of Parent, but no such assignment shall relieve the Parent or the Merger Sub, as the case may be, of its obligations hereunder.

         SECTION 11.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 11.6. BINDING ARBITRATION.

                  (a) General. Notwithstanding any provision of this Agreement to the contrary, upon the request of any Party (defined for the purpose of this provision to include Affiliates, principals and agents of any such Party), any dispute, controversy or claim arising out of, relating to, or in connection with, this Agreement or any agreement executed in connection herewith or contemplated hereby, or the breach, termination, interpretation, or validity hereof or thereof (hereinafter referred to as a "Dispute"), shall be finally resolved by mandatory and binding arbitration in accordance with the terms hereof. Any Party may bring an action in court to compel arbitration of any Dispute. Any Party who fails or refuses to submit any Dispute to binding arbitration following a lawful demand by the opposing Party shall bear all costs and expenses incurred by the opposing Party in compelling arbitration of such Dispute.

                  (b) Governing Rules. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties. The seat of the arbitration shall be New York, New York. Notwithstanding Section 11.6, the arbitration and this clause shall be governed by the Federal Arbitration Act, 9 U.S.C. Section 1 et seq.

(the "Federal Arbitration Act"). The arbitrator shall award all reasonable and necessary costs (including the reasonable fees and expenses of counsel) incurred in conducting the arbitration to the prevailing Party in any such Dispute. The Parties expressly waive all rights whatsoever to file an appeal against or otherwise to challenge any award by the arbitrators hereunder; provided, that the foregoing shall not limit the rights of any Party to bring a proceeding in any applicable jurisdiction to confirm, enforce or enter judgment upon such award (and the rights of the other Party, if such proceeding is brought to contest such confirmation, enforcement or entry of judgment, but only to the extent permitted by the Federal Arbitration Act).


         (c) No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under this Agreement shall limit the right of any Party to apply for injunctive relief or similar equitable relief with respect to the enforcement of this Agreement or any agreement executed in connection herewith or contemplated hereby, and any such action shall not be deemed an election of remedies. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. The institution and maintenance of an action for injunctive relief or similar equitable relief shall not constitute a waiver of the right of any Party, including without limitation the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions of this Agreement.

         (d) Arbitration Proceeding. In addition to the authority conferred on the arbitration tribunal by the rules specified above, the arbitration tribunal shall have the authority to order reasonable discovery, including the deposition of party witnesses and production of documents. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the Parties with no right of appeal. All statutes of limitations that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including without limitation any protection afforded the work-product of any attorney, that could otherwise be claimed by any Party shall be available to and may be claimed by any such Party in any arbitration proceeding. No Party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Agreement. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information to the Parties' legal counsel or auditors or those required by applicable law. The arbitrators shall determine the matters in dispute in accordance with the substantive law of the State of Delaware, without regard to conflict of law rules. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

         (e) Appointment of Arbitrators. The arbitration shall be conducted by three (3) arbitrators. The Party initiating arbitration (the "Claimant") shall appoint its arbitrator in its request for arbitration (the "Request"). The other Party (the "Respondent") shall appoint its arbitrator within 30 days after receipt of the Request and shall notify the Claimant of such appointment in writing. If the Respondent fails to appoint an arbitrator within such 30-day period, the arbitrator named in the Request shall decide the controversy or claim as sole arbitrator. Otherwise, the two (2) arbitrators appointed by the Parties shall appoint a third (3rd) arbitrator within 30 days after the Respondent has notified Claimant of the appointment of the Respondent's arbitrator. When the third (3rd) arbitrator has accepted the appointment, the two (2) Party-appointed arbitrators shall promptly notify the Parties of the appointment. If the two (2) arbitrators appointed by the Parties fail to appoint a third (3rd) arbitrator or so to notify the Parties within the time period prescribed above, then the appointment of the third (3rd) arbitrator shall be made by the American Arbitration Association, which shall promptly notify the Parties of the appointment. The third (3rd) arbitrator shall act as Chair of the panel.

         (f) Other Matters. This arbitration provision constitutes the entire agreement of the Parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. This arbitration provision shall survive any termination, amendment, renewal, extension or expiration of this Agreement or any agreement executed in connection herewith or contemplated hereby unless the Parties otherwise expressly agree in writing. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

         SECTION 11.7. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the Parties.

         SECTION 11.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 11.9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 11.10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

         SECTION 11.11. GUARANTEE. Frances Guerrera, individually and as Co-Trustee of the Trust, and Robert Dionne, as Co-Trustee of the Trust, jointly and severally, unconditionally and irrevocably guarantee the full, prompt and complete performance of all obligations of the Estate and Trust, as the case may be, under this Agreement and the documents executed and delivered by the Estate and Trust in connection with the transactions contemplated in this Agreement.

         IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement effective as of the date first written above.

                                    SYNAGRO TECHNOLOGIES, INC.

                                    By:   /s/ Ross M. Patten
                                         ---------------------------------------
                                          Ross M. Patten, Chairman and Chief
                                          Executive Officer


                                    RESTEC ACQUISITION CORP.

                                    By:   /s/ Ross M. Patten
                                         ---------------------------------------
                                          Ross M. Patten, Chairman and Chief
                                          Executive Officer

                                    NEW ENGLAND TREATMENT COMPANY,
                                    INC.

                                    By:   /s/ Paul A. Toretta
                                         ---------------------------------------
                                          Paul A. Toretta, President


                                          /s/ Frances A. Guerrera
                                         ---------------------------------------
                                          Frances A. Guerrera, individually


                                    THE RICHARD J. GUERRERA
                                    REVOCABLE TRUST

                                    By:   /s/ Frances A. Guerrera
                                         ---------------------------------------
                                           Frances A. Guerrera, Co-Trustee

                                    By:   /s/ Robert Dionne
                                         ---------------------------------------
                                          Robert Dionne, Co-Trustee


                                    THE SHAREHOLDERS:

                                          /s/ Paul A. Toretta
                                         ---------------------------------------
                                          Paul A. Toretta, individually


                                    THE ESTATE OF RICHARD J. GUERRERA

                                    By:   /s/ Frances A. Guerrera
                                         ---------------------------------------
                                          Frances A. Guerrera, Executrix

                                    EXHIBIT A

                                    GLOSSARY

         For purposes of this Agreement, the following terms shall have the meaning specified or referred to below when capitalized (or if not capitalized, unless the context clearly requires otherwise) when used in this Agreement.

         "Affiliate(s)" with respect to any Person, means any Person directly or indirectly controlling, controlled by or under common control with such Person, and any natural person who is an officer, director or partner of such Person and any members of their immediate families living within the same household. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Average Parent Common Stock Price" means the average of the Daily Per Share Prices for the twenty (20) consecutive trading days beginning on the twenty-first (21st) trading day prior to the date of this Agreement.

         "Business Facility" or "Business Facilities" includes any property (whether real or personal) which the Company or any of their Subsidiaries currently lease, operate, or own or manage in any manner or which the Company or any of their Subsidiaries or any of their respective organizational predecessors formerly leased, operated, owned or managed in any manner.

         "Code" means the Internal Revenue Code of 1986, as amended, or any amending or superseding tax laws of the United States of America.

         "Daily Per Share Price" means the per share closing price on the NASDAQ Small Cap Exchange (the "NASDAQ") of Parent Common Stock (as reported by The Wall Street Journal for that day).

         "Environmental Claim(s)" means any claim; litigation; demand; action; cause of action; suit; loss; cost, including, but not limited to, attorneys' fees, diminution in value, and expert's fees; damage; punitive damage; fine, penalty, expense, liability, criminal liability, strict liability, judgment, governmental or private investigation and testing; notification of status of being potentially responsible for clean-up of any facility or for being in violation or in potential violation of any Environmental Law; proceeding;


                               Exhibit A - Page 1
consent or administrative orders, agreements or decrees; lien; personal injury or death of any person; or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover losses, damages, costs, expenses and/or liabilities related to, or seeks to impose liability for: (i) improper use or treatment of wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials ("NORM")); (iv) explosives; (v) pollution, contamination, preservation, protection, decontamination, remediation or clean-up of the air, surface water, groundwater, soil or protected lands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Materials or Environmental Concern and the effects thereof; (viii) the release or threatened release (into the indoor or outdoor environment), generation, extraction, mining, beneficiating, manufacture, processing, distribution in commerce, use, transfer, transportation, treatment, storage, disposal of Remediation of Materials of Environmental Concern; (ix) injury to, death of or threat to the health or safety of any person or persons caused directly or indirectly by Materials of Environmental Concern; (x) destruction caused directly or indirectly by Materials of Environmental Concern or the release or threatened release of any Materials of Environmental Concern or any property (whether real or personal); (xi) the implementation of spill prevention and/or disaster plans relating to Material of Environmental Concern; (xiii) community right-to-know and other disclosure laws; or (xiii) maintaining, disclosing or reporting information to Governmental Authorities of any other third person under any Environmental Law. The term, "Environmental Claim," also includes, without limitation, any losses, damages, costs, expenses and/or liabilities incurred in testing, if such testing confirms the presence of Materials of Environmental Concern.

         "Environmental Law(s)" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, guidance document, order, consent agreement, order or consent judgment, decree, injunction, requirement or agreement with any governmental entity or any judicial or administrative decision relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, application, production, release or disposal of Materials of Environmental Concern, in each case as amended from time to time, or (z) health, worker protection or community's right to know. The term "Environmental Law" includes, without limitation, (i) the Federal Comprehensive Environmental Response


                               Exhibit A - Page 2

Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Occupational Safety and Health Act of 1970, each as amended from time to time, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Materials of Environmental Concern.

         "Environmental Permit(s)" means all permits, licenses, certificates, registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any current Business Facility or to conduct the Company' business as currently conducted in compliance with Requirements of Environmental Laws.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "GAAP" means U.S. generally accepted accounting principals applied on a consistent basis.

         "Governmental Authority" or "Governmental Authorities" means any nation or government, any state or political subdivision thereof and any agency or entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         "Indebtedness" means the aggregate long-term indebtedness, net of sinking fund and other cash reserves, if any, that are not included in Net Working Capital, and other long-term liabilities of the Companies determined in accordance with GAAP.

         "Lien(s)" means any mortgage, pledge, hypothecation, security interest, encumbrance, claim, right of first refusal, option, lien, charge, condition, restriction or burden of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).


                               Exhibit A - Page 3

         When used in this Agreement in connection with the Company and their Subsidiaries, or the Parent and its Subsidiaries, as the case may be, "Material Adverse Effect" means any event, occurrence, fact, condition, change, development or effect that is or could reasonably be anticipated to be materially adverse to the business, assets (including intangible assets), liabilities, financial condition, results of operations, properties (including intangible properties) or business prospects of the Company and all of their Subsidiaries or the Parent and all of its Subsidiaries, as applicable, taken as a whole.

         "Materials of Environmental Concern" means: (i) those substances included within the statutory and/or regulatory definitions or listings of "hazardous substance," "medical waste," "special waste," "hazardous waste," "extremely hazardous substance," "regulated substance," "solid waste," "hazardous materials," or "toxic substances," under any Environmental Law; (ii) any material, waste or substance which is or contains: (A) petroleum, oil or a fraction thereof, (B) explosives, or (C) radioactive materials (including naturally occurring radioactive materials); and (iii) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any applicable federal, state or local law or regulation.

         "Net Working Capital" means the aggregate current assets of the Company less the aggregate current liabilities of the Company determined in accordance with GAAP.

         "Person" means any individual, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization, government or agency or subdivision thereof or any other entity.

         "Parent Common Stock" means validly issued, fully paid and nonassessable shares of common stock, par value $.002 per share, of Parent.

         "Parent Shares" means the shares of Parent Common Stock issuable to the Shareholders as determined pursuant to Section 3.1 of the Agreement.

         "Remediation" means any action necessary to: (i) comply with and ensure compliance with the Requirements of Environmental Laws and (ii) the taking of all reasonably necessary precautions to protect against and/or respond to, remove or remediate or monitor the release or threatened release of Materials of Environmental Concern at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at any Business Facility of the Company or any of their Subsidiaries or of any


                               Exhibit A - Page 4
property affected by the business, operations, acts omissions, or Materials of Environmental Concern of the Company or any of their Subsidiaries.

         "Requirement(s) of Environmental Law(s)"means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to the Company or any of their Subsidiaries or the assets, Business Facilities and/or the business of the Company or any of their Subsidiaries.

         "Subsidiary" or "Subsidiaries" shall mean, when used with reference to an entity, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, or a majority of the outstanding voting securities of which, are owned directly or indirectly by such entity.

         "Supplies" means all office supplies, kitchen supplies, laundry supplies, medical supplies, spare parts, safety equipment, maintenance supplies, other supplies used or consumed in the Business and other similar items which exist on the Closing Date.

         "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, severance, environmental, license, net worth, payroll, employment, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

         "Tax Return(s)" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns and documents (i) with respect to or accompanying payments of estimated Taxes or (ii) with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information, including any schedule or attachment thereto and any amendment thereof.



                               Exhibit A - Page 5

Friday, January 07, 2000


Paul A. Toretta
Don F. Dwyer
Residual Technologies
55 Old Field Point Road
Greenwich, CT  06830

Subject:   Termination Extensions

================================================================================

Dear Paul and Don:

     This letter (the "Letter Agreement") is intended to amend the following agreements:

          o Purchase and Sale Agreement (the "Sale Agreement"), dated as of October 20, 1999, by and among Synagro Technologies, Inc. (the "Purchaser"), Paul A. Toretta, Eileen Toretta as Trustee of the Paul A. Toretta 1998 GRAT (the "GRAT"), Frances A. Guerrera, Frances A. Guerrera as Executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne as Co-Trustees of the Richard J. Guerrera Revocable Trust Under Agreement dated November 2, 1998 (collectively, the "Shareholders"), and

          o Agreement and Plan of Merger (the "Merger Agreement"), dated October 20, 1999, by and among Synagro Technologies, Inc., ResTec Acquisition Corp., New England Treatment Company, Inc. ("NETCO"), Paul A. Toretta, Frances A. Guerrera, Frances A. Guerrera, Frances A. Guerrera as Executrix of the Estate of Richard J. Guerrera, and Frances A. Guerrera and Robert Dionne as Co-Trustees of the Richard J. Guerrera Revocable Trust Under Agreement dated November 2, 1998

     This Letter Agreement is to confirm and give effect to the following agreements between the Purchaser and the Shareholders:

          1. The optional extension date of December 31, 1999 set forth in
     Section 9.4 of the Sale Agreement and Section 9.4 of the Merger Agreement, including the obligation to pay the $300,000 breakup fee referred to therein, is hereby extended to January 31, 2000. It is anticipated that the actual closings of the Sale Agreement and the Merger Agreement will take place during the week of January 10, 2000.

          In consideration for this extension, the Purchaser and the Shareholders agree to the following:

          2. It is hereby agreed that the number of shares of Parent Common Stock to be issued in accordance with Section 3.1(a)(i) of the Merger Agreement shall be fixed at 325,000. However, this number shall be reduced by the amount of any Indebtedness that NETCO has at closing and the amount, if any, by which NETCO's Net Working Capital as of closing is less than $910,000. The reduction in shares shall be calculated by dividing the sum of NETCO's Indebtedness at closing and the shortfall in Net Working Capital by 6.1538. It is also agreed that (i) the "amount of cash and liabilities" in Section 3.3(d) of the Merger Agreement shall be changed to $910,000 from $260,000, (ii) the "amount of cash and liabilities" in Section 3.3(d) of the Sale Agreement shall be changed to $400,000 from $1,050,000, and (iii) the "Net Working Capital" amount in Section 3.2(i) of the Sale Agreement shall be changed to $490,000 from $1,140,000.

          3. The Purchaser agrees to permit NETCO to issue shares of its nonvoting common stock to Janet Cordano, Mark McCormick, and Terry Szczesiul, in lieu of a portion of the bonus payments otherwise payable to such employees in connection with the consummation of the transactions contemplated by the Merger Agreement. These shares of nonvoting common stock shall be subject to exchange pursuant to the terms of the Merger Agreement on a pro rata basis.

          4. Section 3.2(i) of the Sale Agreement shall be amended to increase the initial cash amount to Forty-Four Million Six Hundred Thousand Dollars ($44,600,000) to reflect the parties' estimate of the difference in the tax payable by the Shareholders as a result of closing the Sale Agreement and the Merger Agreement in 2000 rather than in 1999 (the "Tax Payment"). If the actual Tax Payment is less than $600,000, the Shareholders shall remit such excess to the Purchaser.

          5. The Purchaser agrees, if requested by Mr. Toretta, to work with GTCR Golder Rauner, LLC to provide a $3 million loan to Mr. Toretta and the GRAT three days prior to the closing day for payment of bonuses to selected ResTec employees. The loan shall be repaid prior to funding the Sale Agreement or shall be netted against the cash consideration due under the Sale Agreement.

          6. Section 2(e) of the Covenant Not to Compete Agreement to be entered into by Mr. Toretta and the Purchaser shall be amended to read, in its entirety, as follows:

               (e) "Business" means the management of municipal sewage sludge, including, but not limited to, the collection, treatment, transportation, land application, incineration, disposal, and/or composting of such municipal sewage sludge.

          7. Notwithstanding Section 7.14 of the Sale Agreement and Section 7.14 of the Merger Agreement, the Shareholders and NETCO may deliver updates to the Disclosure Schedules to the Sale Agreement and Merger Agreement at least through January 17, 2000.

          8. The Purchaser hereby consents to ResTec's transfer of its recently acquired centrifuges to NETCO.

          9. The Purchaser hereby consents to Providence Soils, LLC's entry into agreements with the Rhode Island Resource Recovery Corporation and the Narragansett Bay Commission for the construction and operation of a facility in Rhode Island.

          10. To the extent any provision in this Letter Agreement is inconsistent with the Sale Agreement or the Merger Agreement, this Letter Agreement shall control and shall constitute an amendment to those Agreements. As amended by this Letter Agreement, both the Sale Agreement and the Merger Agreement shall continue in full force and effect. Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in those Agreements.

     Please indicate your agreement with the foregoing by executing this letter in the space provided below and returning it to me.


Synagro Technologies, Inc.



   /s/ Mark A. Rome
-------------------------------------------
By:  Mark A. Rome, Executive Vice President

ACCEPTED AND AGREED TO:


   /s/ Paul A. Toretta
-----------------------------------------------
Paul A. Toretta, Individually


THE PAUL A. TORETTA 1998 GRAT



   /s/ Eileen Toretta
-----------------------------------------------
Eileen Toretta, Trustee




THE RICHARD J. GUERRERA REVOCABLE TRUST



/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Frances A. Guerrera, Co-Trustee



/s/ Donald F. Dwyer for Robert Dionne
-----------------------------------------------
Robert Dionne, Co-Trustee



THE ESTATE OF RICHARD J. GUERRERA


/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Frances A. Guerrera, Executrix



/s/ Donald F. Dwyer for Frances A. Guerrera
-----------------------------------------------
Francis A. Guerrera, Individually

                                SECOND AMENDMENT
                         TO AGREEMENT AND PLAN OF MERGER

         THIS SECOND AMENDMENT ("Amendment") is entered into as of January 26, 2000, by and between SYNAGRO TECHNOLOGIES, INC., a Delaware corporation ("Parent"), RESTEC ACQUISITION CORP., a Rhode Island corporation and a wholly-owned subsidiary of Parent ("Rhode Island Merger Sub"), NEW ENGLAND TREATMENT COMPANY, INC., a Rhode Island corporation ("Company"), PAUL A. TORETTA, individually ("Mr. Toretta"), FRANCES A. GUERRERA, individually ("Mrs. Guerrera"), FRANCES A. GUERRERA, as Executrix of the Estate of Richard J. Guerrera (the "Estate"), FRANCES A. GUERRERA and ROBERT DIONNE, as Co-Trustees of the Richard J. Guerrera Revocable Trust under agreement dated November 2, 1998 (the "Trust") (collectively, the "Merger Parties") and RESTEC ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent ("Delaware Merger Sub").

                                    RECITALS

         WHEREAS, the Merger Parties entered into that certain Agreement and Plan of Merger dated October 20, 1999, as amended by a letter agreement dated January 7, 2000 (as amended, the "Agreement"), under the terms of which Rhode Island Merger Sub was, upon satisfaction or waiver of the conditions to Closing set forth in the Agreement, and at the Effective Time, to merge with and into the Company (the "Merger");

         WHEREAS, the Merger Parties now desire to amend the Agreement to provide, among other things, that Delaware Merger Sub, rather than Rhode Island Merger Sub, will, upon satisfaction or waiver of the conditions to Closing set forth in the Agreement, and at the Effective Time, merge with and into the Company, and that the Company will issue shares of nonvoting stock prior to the Merger, as more fully set forth herein; and

         WHEREAS, capitalized terms used herein shall have the meanings ascribed to them herein or in the Agreement, and references to Sections herein shall mean the corresponding Sections of the Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable and consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

         1. Adoption of Letter Agreement. The parties hereto hereby consent to, confirm, approve and adopt the letter agreement dated January 7, 2000, among Parent, Mr. Toretta, the Grat, the Trust, the Estate, and Mrs. Guerrera.

         2. Amendments to Agreement.

                  a. Any and all references in the Agreement (including any Exhibits or Schedules thereto, any documents required for the consummation of the transactions contemplated by the Agreement, and any amendments to the

                  Agreements other than this Amendment) to RESTEC Acquisition Corp., a Rhode Island corporation, are hereby amended to be references to RESTEC Acquisition Corp., a Delaware corporation, and, as a result of this Amendment, the defined term "Merger Sub" as used in the Agreement (including any Exhibits or Schedules thereto, any documents required for the consummation of the transactions contemplated by the Agreement, and any amendments to the Agreements other than this Amendment) for RESTEC Acquisition Corp., a Rhode Island corporation, is now a reference to RESTEC Acquisition Corp., a Delaware corporation.

                  b. The first complete sentence of Section 1.1 of the Agreement is hereby amended to read:

                           Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined in Section 1.2) in accordance with the Rhode Island Business Corporation Act and the General Corporation Law of the State of Delaware, the Merger Sub shall be merged with and into the Company and the separate existence of the Merger Sub shall thereupon cease.

                  c. The first complete sentence of Section 1.2 of the Agreement is hereby amended to read:

                           The Merger shall become effective at such time (the "Effective Time") as (i) articles of merger are filed with the Secretary of State of the State of Rhode Island in accordance with the Rhode Island Business Corporation Act and (ii) a certificate of merger is filed with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of the State of Delaware (collectively, the "Merger Filing").

                  d. Section 2.1 of the Agreement is hereby amended to read in its entirety:

                           SECTION 2.1. CERTIFICATE OF INCORPORATION. The Articles of Incorporation of the Company as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation after the Effective Time, as the same may thereafter be amended in accordance with its terms and as provided under the Rhode Island Business Corporation Act.

                  e. The last sentence of Section 3.1(a) of the Agreement is hereby amended to read in its entirety:

                           Each Shareholder and each of Mark McCormick, Terry Szczesiul and Janet Cordano (as new shareholders of the Company) shall be entitled to receive the percentages of the aggregate consideration issuable pursuant to this Section 3.1(a) as set forth on Schedule 1 to this Amendment.

         3. No Other Amendments to Agreement. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect, without any amendment or modification thereto.

         4. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, and signature pages may be delivered by telecopy, with the original executed signature pages to be furnished promptly thereafter.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day first written above.


                                      SYNAGRO TECHNOLOGIES, INC.




                                      By: /s/ Mark A. Rome
                                         ---------------------------------------
                                          Mark A. Rome, Executive Vice President


                                      RESTEC ACQUISITION CORP.,
                                          a Rhode Island corporation




                                      By: /s/ Mark A. Rome
                                         ---------------------------------------
                                          Mark A. Rome, Vice President


                                      RESTEC ACQUISITION CORP.,
                                          a Delaware corporation




                                      By: /s/ Mark A. Rome
                                         ---------------------------------------
                                          Mark A. Rome, Vice President


                                      NEW ENGLAND TREATMENT COMPANY, INC.



                                      By: /s/ Paul A. Toretta
                                         ---------------------------------------
                                          Paul A. Toretta, President






                                       /s/ Paul A. Toretta
                                      ------------------------------------------
                                          Paul A. Toretta, individually

                                       /s/ Frances A. Guerrera
                                      ------------------------------------------
                                      Frances A. Guerrera, individually


                                      THE RICHARD J. GUERRERA REVOCABLE TRUST




                                      By: /s/ Frances A. Guerrera
                                         ---------------------------------------
                                          Frances A. Guerrera, Co-Trustee




                                      By: /s/ Robert Dionne
                                         ---------------------------------------
                                          Robert Dionne, Co-Trustee


                                      THE ESTATE OF RICHARD J. GUERRERA




                                      By: /s/ Frances A. Guerrera
                                         ---------------------------------------
                                          Frances A. Guerrera, Executrix

         SCHEDULE 1 TO SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         Paul A. Toretta                    46%


         Estate of Richard J. Guerrera      46%


         Mark McCormick                      4%


         Terry Szczesiul                   2.5%


         Janet Cordano                     1.5%

                                    EXHIBIT G

                        ECOSYSTEMATICS PURCHASE AGREEMENT

                             STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                          SYNAGRO TECHNOLOGIES, INC.,

                            CHRISTOPHER J. SCHRADER

                                      AND

                              KATHLEEN A. SCHRADER




                                OCTOBER 20, 1999

                               TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----
ARTICLE I DEFINITIONS..............................................................................1
                         Section 1.1.  Accounting Terms............................................1
                         Section 1.2.  Defined Terms...............................................1

ARTICLE II CLOSING.................................................................................2
                         Section 2.1.  Closing.....................................................2

ARTICLE III SALE OF STOCK..........................................................................2
                         Section 3.1.  Company Common Stock........................................2
                         Section 3.2.  Purchase Price..............................................2
                         Section 3.3.  Purchase Price Adjustment...................................3
                         Section 3.4.  Closing Deliveries..........................................3

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF PURCHASER.............................................5
                         Section 4.1.  Organization and Qualification..............................5
                         Section 4.2.  Authority; Binding Agreement................................5

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS.......................................6
                         Section 5.1.  Organization and Qualification..............................6
                         Section 5.2.  Capitalization..............................................6
                         Section 5.3.  Authority; Non-Contravention; Approvals.....................6
                         Section 5.4.  Subsidiaries................................................7
                         Section 5.5.  Financial Statements........................................7
                         Section 5.6.  Absence of Undisclosed Liabilities..........................7
                         Section 5.7.  Absence of Certain Changes or Events........................7
                         Section 5.8.  Litigation..................................................8
                         Section 5.9.  Accounts Receivable.........................................8
                         Section 5.10. No Violation of Law; Compliance with Agreements.............8
                         Section 5.11. Insurance...................................................8
                         Section 5.12. Taxes.......................................................9
                         Section 5.13. Employee Benefit Plans.....................................10
                         Section 5.14. Employee and Labor Matters.................................11
                         Section 5.15. Environmental Matters......................................12
                         Section 5.16. Non-Competition Agreements.................................15
                         Section 5.17. Title to Assets............................................15
                         Section 5.18. Contracts, Agreements, Plans and Commitments...............15
                         Section 5.19. Supplies...................................................16
                         Section 5.20. Brokers and Finders........................................16
                         Section 5.21. Intellectual Property......................................17
                         Section 5.22. Relationships..............................................17
                         Section 5.23. Certain Payments...........................................17
                         Section 5.24. Books and Records..........................................17
                         Section 5.25. Condition and Sufficiency of Assets........................18
                         Section 5.26. Disclosure.................................................18

ARTICLE VI CONDUCT OF BUSINESS PENDING CLOSING.....................................................18
                         Section 6.1.  Conduct of Business by the Shareholders Pending Closing.....18
                         Section 6.2.  Other Offers................................................20
                         Section 6.3.  Access to Information; Environmental Due Diligence..........20
                         Section 6.4.  Best Efforts................................................20

ARTICLE VII CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES...................................21
                         Section 7.1.  Confidentiality.............................................21
                         Section 7.2.  Further Assurances..........................................21
                         Section 7.3.  Expenses and Fees...........................................21
                         Section 7.4.  Agreement to Cooperate......................................21
                         Section 7.5.  Public Statements...........................................22
                         Section 7.6.  Notification of Certain Matters.............................22
                         Section 7.7.  Notice of Environmental Claims..............................22
                         Section 7.8.  Tax Matters.................................................22

ARTICLE VIII CONDITIONS TO CLOSING.................................................................24
                         Section 8.1.  Conditions to Each Party's Obligation to Close..............24
                         Section 8.2.  Conditions to Obligation of  the Shareholders...............24
                         Section 8.3.  Conditions to Obligations of Purchaser......................25

ARTICLE IX TERMINATION, AMENDMENT AND WAIVER.......................................................26
                         Section 9.1.  Termination.................................................26
                         Section 9.2.  Effect of Termination.......................................27
                         Section 9.3.  Extensions; Waiver..........................................27

ARTICLE X INDEMNIFICATION..........................................................................28
                         Section 10.1.  The Shareholders' Indemnity Obligations....................28
                         Section 10.2.  Purchaser's Indemnity Obligations..........................28
                         Section 10.3.  Indemnification Procedures.................................28
                         Section 10.4.  Limitation of Shareholders' Liability......................30
                         Section 10.5.  Limitation of Purchaser's Liability........................30
                         Section 10.6.  Limitation on Indemnified Amounts..........................31

ARTICLE XI GENERAL PROVISIONS......................................................................31
                         Section 11.1.  Survival...................................................31
                         Section 11.2.  Notices....................................................31
                         Section 11.3.  Interpretation.............................................32
                         Section 11.4.  Miscellaneous..............................................32
                         Section 11.5.  Governing Law..............................................32
                         Section 11.6.  Binding Arbitration........................................33
                         Section 11.7.  Amendment..................................................34
                         Section 11.8.  Counterparts...............................................34
                         Section 11.9.  Parties in Interest........................................34
                         Section 11.10. Validity...................................................35

Exhibits
--------
Exhibit A                Glossary
Exhibit B                Estimated Adjustment Amount
Exhibit C                Release of Claims Agreement
Exhibit D                Employment and Covenant Not to Compete Agreements
Exhibit E                Lease


Schedules
---------
Schedule 3.2             Shareholder Consideration
Schedule 3.4(b)(iii)     Guarantees or Surety Obligations
Schedule 5.2             Capitalization
Schedule 5.5             Financial Statements
Schedule 5.6             Absence of Undisclosed Liabilities
Schedule 5.7             Absence of Certain Changes or Events
Schedule 5.8             Litigation
Schedule 5.11            Insurance Policies
Schedule 5.12            Taxes
Schedule 5.13            Employee Benefit Plans
Schedule 5.14            Employee and Labor Matters
Schedule 5.15            Environmental Matters
Schedule 5.17            Title to Assets
Schedule 5.18            Contracts, Agreements, Plans and Commitments
Schedule 5.21            Intellectual Property
Schedule 5.22            Relationships

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT, dated as of October 20, 1999 (the "Agreement"), is by and among SYNAGRO TECHNOLOGIES, INC., a Delaware corporation (the "Purchaser"), and CHRISTOPHER J. SCHRADER and KATHLEEN A. SCHRADER (collectively, the "Shareholders"). The Purchaser and each of the Shareholders are a "Party" and, collectively, they are sometimes referred to as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, the Shareholders own 100 shares of the issued and outstanding shares of common stock, $1.00 par value per share, of Ecosystematics, Inc., a Florida corporation (the "Company"), which constitutes all of the issued and outstanding capital stock of the Company ("Company Common Stock") as of the date hereof;

         WHEREAS, the Company is in the business of wastewater treatment operations and associated laboratory testing (the "Business");

         WHEREAS, Purchaser desires to purchase from the Shareholders, and the Shareholders desire to sell to the Purchaser, the Company Common Stock upon the terms and conditions set forth herein; and

         WHEREAS, the Shareholders are making certain representations, warranties and indemnities herein, as an inducement to Purchaser to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements stated herein, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, covenant and agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

         SECTION 1.1. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles ("GAAP") and on a basis not inconsistent with those applied in the preparation of the financial statements referred to in Section
5.5 hereof.

         SECTION 1.2. DEFINED TERMS. As used in this Agreement, certain words and terms have the meanings ascribed to them in the Glossary attached hereto as Exhibit A. Other capitalized terms have the meanings ascribed to them elsewhere in this Agreement.

                                   ARTICLE II
                                    CLOSING

         SECTION 2.1. CLOSING. Subject to the terms and provisions of Article IX, the purchase and sale of the Company Common Stock (the "Closing") provided for in this Agreement shall take place at a location mutually agreeable to the parties hereto in Monroe County, Florida, as promptly as practicable (but in any event within (5) five business days) following the date on which the last of the conditions set forth in Article VIII is fulfilled or waived, or at such other time and place as the Parties shall agree; provided, that the Closing shall take place no later than November 1, 1999 unless mutually agreed by the Parties in writing. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date."


                                  ARTICLE III
                                 SALE OF STOCK

         SECTION 3.1. COMPANY COMMON STOCK. Subject to the terms and conditions of this Agreement, the Shareholders will sell, transfer and deliver to the Purchaser, and the Purchaser will purchase and tender the Purchase Price (as hereinafter defined) for, the Company Common Stock on the Closing Date.

         SECTION 3.2. PURCHASE PRICE.

                  (a) The aggregate purchase price (the "Purchase Price") for the Company Common Stock and the representations, warranties, covenants and agreements referenced herein shall be an amount paid in cash at Closing equal to One Million Three Hundred Twenty-Seven Thousand Three Hundred and Fifty-Two Dollars ($1,327,352) less (1) the Company's Indebtedness as of Closing and (2) the amount, if any, by which the Company's Net Working Capital as of Closing is less than One Hundred Seventy-Three Thousand Three Hundred and Seven Dollars ($173,307). The amount, if any, by which the cash portion of the Purchase Price is reduced pursuant to this Section 3.2(a) (i.e., the sum of (1) and (2) above) is referred to herein as the "Adjustment Amount." The aggregate consideration payable to each Shareholder is set forth opposite each Shareholder's name on
Schedule 3.2.

                  (b) The capitalized terms used in this Section shall have the following meanings:

                           "Indebtedness" means the aggregate long-term
indebtedness and other long-term liabilities of the Company determined in accordance with GAAP. To the extent the promissory note in favor of the Small Business Administration in the principal amount of $322,800 is paid in full by the Company at Closing, such Indebtedness shall not be deducted a second time from the Purchase Price.

                           "Net Working Capital" means the aggregate current
assets of the Company less the aggregate current liabilities of the Company determined in accordance with GAAP.

         SECTION 3.3. PURCHASE PRICE ADJUSTMENT.

                  (a) Prior to the Closing Date, the Shareholders shall deliver to the Purchaser a worksheet as of the Closing Date, which shall be attached as Exhibit B hereto, setting forth a reasonable estimate of the Indebtedness and Net Working Capital as of the Closing Date as well as a computation of the estimated Adjustment Amount (the "Estimated Adjustment Amount"). The worksheet shall be prepared by the Shareholders and accepted by the Purchaser in its reasonable discretion. If the worksheet is not accepted by the Purchaser, the worksheet shall be promptly submitted with Purchaser's comments to the Shareholders, and both Purchaser and the Shareholders shall endeavor to promptly address such comments so as to not delay the Closing. If the Estimated Adjustment Amount is a positive number, the Purchase Price payable at Closing shall be decreased in an amount equal to the positive Estimated Adjustment Amount.

                  (b) Within 90 days after the Closing, Purchaser shall cause the Company to prepare a consolidated balance sheet of the Company as of the Closing Date (the "Closing Date Balance Sheet"), including a computation of the actual Adjustment Amount of the Company as of the Closing Date (the "Actual Adjustment Amount"). If within 15 days following delivery of the Closing Date Balance Sheet the Shareholders do not object in writing thereto, then the Actual Adjustment Amount shall be as computed on such Closing Date Balance Sheet. If the Shareholders object in writing to the computation, then the Purchaser and the Shareholders shall negotiate in good faith and attempt to resolve their disagreement. Should such negotiations not result in an agreement within 20 days, then the matter shall be submitted to PricewaterhouseCoopers (the "Neutral Auditor"). All fees and expenses relating to appointment of the Neutral Auditor and the work, if any, to be performed by the Neutral Auditor will be borne equally by the Purchaser and the Shareholders. The Neutral Auditor will deliver to the Purchaser and the Shareholders a written determination (such determination to include a worksheet setting forth all material calculations used in arriving at such determination and to be based solely on information provided to the Neutral Auditor by the Purchaser and the Shareholders, or their respective affiliates) of the disputed items within 30 days of receipt of the disputed items, which determination will be final, binding and conclusive on the Parties.

                  (c) Promptly following agreement on or delivery of the final, binding and conclusive Closing Date Balance Sheet setting forth the Actual Adjustment Amount, the Purchaser and the Shareholders shall account to each other as provided for in this Section 3.3(c). If the Estimated Adjustment Amount less the Actual Adjustment Amount is a positive number, the Shareholders shall have a right to receive a cash payment equal to such excess as an increase in the Purchase Price. If the Estimated Adjustment Amount less the Actual Adjustment Amount is a negative number, Purchaser shall be entitled to receive a cash payment from the Shareholders equal to such deficit. Any such excess or deficit payment shall be due and payable within three (3) business days after the Actual Adjustment Amount is determined pursuant to this Section 3.3.

         SECTION 3.4. CLOSING DELIVERIES.

                  (a) At the Closing, the Shareholders shall deliver to the
Purchaser:

                           (i) certificates representing the Company Common
Stock, duly endorsed for transfer to the Purchaser or accompanied by duly executed assignment documents, which shall transfer to the Purchaser good and valid title to the Company Common Stock, free and clear of all liens, claims, restrictions and encumbrances of any nature whatsoever;

                           (ii) evidence of consents, if any, as shall be
required to enable Purchaser to continue to enjoy the benefit of any governmental authorization, lease, license, permit, contract or other agreement or instrument to or of which the Company is a party or a beneficiary and which can, by its terms (with consent) and consistent with applicable law, be so enjoyed after the transfer of the Company Common Stock to Purchaser. If there is in existence any lease, license, permit or other governmental authorization that by its terms or applicable law expires, terminates or is otherwise rendered invalid upon the transfer of the Company Common Stock to Purchaser and is required in order for any of the business of the Company to continue to be conducted following the transfer of the Company Common Stock in the same manner as conducted previously, the Shareholders shall have delivered to Purchaser an equivalent of that lease, license, permit or other governmental authorization, effective as of and after the Closing Date;

                           (iii) Release of Claims Agreements executed by the
Shareholders, officers and directors of the Company releasing the Company from any and all prior claims of such officers, directors and stockholders in the form attached hereto as Exhibit C;

                           (iv) all corporate, accounting, business and tax
records of the Company;

                           (v) a legal opinion from Patrick C. Barthet, P.A.,
counsel to the Shareholders, in a form customary to such transactions and reasonably satisfactory to Purchaser;

                           (vi) Employment and Covenant Not to Compete
Agreements between the Purchaser and each of the Shareholders, attached as Exhibit D hereto;

                           (vii) new real property lease with respect to
properties owned by the Shareholders, or affiliates of the Shareholders, in the form attached hereto as Exhibit E;

                           (viii) evidence of approval by the Board of
Directors and the Shareholders of the Seller of the Agreement and the closing of the transactions contemplated herein; and

                           (ix) such other documents, including certificates of
the Shareholders, as may be required by this Agreement or reasonably requested by the Purchaser.

                  (b) At the Closing Date, the Purchaser shall deliver the following to the Shareholders:

                           (i) the Purchase Price set forth in Section 3.2;

                           (ii) Employment and Covenant Not to Compete
Agreements between the Purchaser and each of the Shareholders, attached as Exhibit D;

                           (iii) documents relating to the removal of the
Shareholders from any and all personal guaranties and/or surety obligations in connection with the Company's debts or operations listed on Schedule 3.4(b)(iii);

                           (iv) evidence of approval by the Board of Directors
of the Purchaser of this Agreement and the Closing of the transactions contemplated herein;

                           (v) a legal opinion from the Purchaser in a form
customary to such transactions and reasonably satisfactory to the Shareholders; and

                           (vi) such other documents, including certificates of
the Company, as may be required by this Agreement or reasonably requested by the Shareholders.


                                   ARTICLE IV
                              REPRESENTATIONS AND
                            WARRANTIES OF PURCHASER

         Purchaser represents and warrants to the Shareholders as follows:

         SECTION 4.1. ORGANIZATION AND QUALIFICATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified and in good standing would not have, or could not reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect (as defined in Exhibit A).

         SECTION 4.2. AUTHORITY; BINDING AGREEMENT. Purchaser has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery hereof by the Shareholders, constitutes a valid and legally binding agreement of Purchaser and is enforceable against Purchaser in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization or other similar laws affecting or relating to enforcement of creditors' rights generally.

                                   ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                              OF THE SHAREHOLDERS

         The Shareholders, jointly and severally, represent and warrant to Purchaser as follows:

         SECTION 5.1. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the properties owned, leased, or operated by it or the nature of the business conducted by it makes such qualification necessary. True, accurate and complete copies of the Company's articles of incorporation and bylaws, in each case as in effect on the date hereof, including all amendments thereto, have heretofore been delivered to Purchaser.

         SECTION 5.2. CAPITALIZATION.

                  (a) The authorized capital stock of the Company consists of 100 shares of Company Common Stock, of which 100 shares are issued and outstanding, and no other shares of capital stock of the Company are issued and outstanding. All of the issued and outstanding shares of Company Common Stock were validly issued and are fully paid, nonassessable and free of preemptive rights and are owned beneficially and of record as set forth on Schedule 5.2, free and clear of all restrictions, liens, claims and encumbrances. No Subsidiary of the Company holds any shares of the capital stock of the Company.

                  (b) Except as set forth on Schedule 5.2, there are no outstanding (i) subscriptions, options, calls, contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, debenture, instrument or other agreement obligating the Company or any Shareholder to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of the Company or obligating the Company or any Shareholder to grant, extend or enter into any such agreement or commitment or
(ii) obligations of the Company or any Shareholder to repurchase, redeem or otherwise acquire any securities referred to in clause (i) above. There are no voting trusts, proxies or other agreements or understandings to which the Company or any Shareholder is a party or is bound with respect to the voting of any shares of capital stock of the Company.

         SECTION 5.3. AUTHORITY; NON-CONTRAVENTION; APPROVALS.

                  (a) The Shareholders have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been approved by the Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or the consummation by the Shareholders of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Shareholders, and, assuming the due authorization, execution and delivery hereof by Purchaser, constitutes a valid and legally binding agreement of the Shareholders, enforceable against the Shareholders in accordance with its terms.

                  (b) The execution and delivery of this Agreement by the Shareholders and the consummation by the Shareholders of the transactions contemplated hereby do not and will not violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or the Shareholders under any of the terms, conditions or provisions of (i) the articles of incorporation or bylaws of the Company, (ii) any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any court or governmental authority applicable to the Company or the Shareholders, or any of their respective properties or assets, or (iii) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which the Company or any of the Shareholders is now a party or by which the Company or the Shareholders or any of their respective properties or assets may be bound or affected.

                  (c) No declaration, filing or registration with, or notice to, or authorization, consent or approval of, any governmental or regulatory body or authority is necessary for the execution and delivery of this Agreement by the Shareholders or the consummation by the Shareholders of the transactions contemplated hereby.

         SECTION 5.4. SUBSIDIARIES. The Company does not have any Subsidiaries, nor does the Company hold any equity interest in or control (directly or indirectly, through the ownership of securities, by contract, by proxy, alone or in combination with others, or otherwise) any corporation, limited liability company, partnership, business organization or other Person.

         SECTION 5.5. FINANCIAL STATEMENTS. The financial statements of the Company attached as Schedule 5.5 (the "Company Financial Statements") have been prepared in accordance with the accrual basis of accounting and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein.

         SECTION 5.6. ABSENCE OF UNDISCLOSED LIABILITIES. Except as disclosed in Schedule 5.6, the Company has not incurred any liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except liabilities, obligations or contingencies (i) which are accrued or reserved against the Company Financial Statements or reflected in the notes thereto or
(ii) which were incurred after June 30, 1999, and were incurred in the ordinary course of business and consistent with past practices.

         SECTION 5.7. ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as provided in Schedule 5.7, since August 31, 1999, (i) the Company has not declared or set aside or paid any dividend or made any other distribution with respect to its outstanding securities, or, directly or indirectly, purchased, redeemed or otherwise acquired any of its securities; (ii) the Company has not granted any general increase in the compensation of its officers, directors or employees (including any increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) and has not paid any bonuses to any officers, directors or employees; (iii) the Company has not adopted, entered into or amended any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law; (iv) the Company has not made any amendment to its articles of incorporation or bylaws or changed the character of its business in any manner; (v) the business of the Company has been conducted in the ordinary course of business consistent with past practices; and (vi) there has not been any event, occurrence, development or state of circumstances or facts which has had, or could reasonably be anticipated to have, individually or in the aggregate, a Material Adverse Effect.

         SECTION 5.8. LITIGATION. Except as described in Schedule 5.8, there are no claims, suits, actions, Environmental Claims, inspections, investigations or proceedings pending or, to the knowledge of the Shareholders, threatened against, relating to or affecting the Company before any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator and there is no basis for the same. Except as described in Schedule 5.8, the Company is not subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality, authority, or any mediator or arbitrator.

         SECTION 5.9. ACCOUNTS RECEIVABLE. All accounts receivable reflected on the Company Financial Statements represent sales actually made in the ordinary course of business and are collectible within 90 days after the applicable billing date which is fifteen (15) days after the date on the invoice.

         SECTION 5.10. NO VIOLATION OF LAW; COMPLIANCE WITH AGREEMENTS.

                  (a) The Company is not in violation of and has not been given notice or been charged with any violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable Environmental Law) of any governmental or regulatory body or authority. No investigation or review by any governmental or regulatory body or authority is pending or threatened, nor has any governmental or regulatory body or authority indicated an intention to conduct the same. The Company has all permits (including without limitation Environmental Permits), licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals required or necessary to conduct its business as presently conducted (collectively, the "Company Permits"). The Company is not in violation of the terms of any of the Company Permits.

                  (b) The Company and each of the Shareholders are not in breach or violation of or in default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a default under, (a) the charter, bylaws or similar organizational instruments of the Company or (b) any contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which the Company is a party or by which it is bound or to which any of its property is subject.

         SECTION 5.11. INSURANCE. Schedule 5.11 hereto sets forth a list of all insurance policies owned by the Company or by which the Company or any of its properties or assets is covered against present losses, all of which are now in full force and effect. No insurance has been refused with respect to any operations, properties or assets of the Company nor has coverage of any insurance been limited by any insurance carrier that has carried, or received any application for, any such insurance during the last three years. No insurance carrier has denied any claims made against any of the policies listed on Schedule 5.11 hereto other than as noted on such Schedule.

         SECTION 5.12. TAXES.

                  (a) Except as set forth on Schedule 5.12, (i) the Company has
(x) duly filed (or there has been filed on its behalf) with the appropriate taxing authorities all Tax Returns (as hereinafter defined) required to be filed by it on or prior to the date hereof, and (y) duly paid in full or made adequate provision therefor on the Company Financial Statements in accordance with GAAP (or there has been paid or adequate provision has been made on its behalf) for the payment of all Taxes (as hereinafter defined) for all periods ending through the date hereof (whether or not shown on any Tax Return); (ii) all such Tax Returns filed by or on behalf of the Company are true, correct and complete in all material respects; (iii) the Company is not the beneficiary of any extension of time within which to file any Tax Return; (iv) no claim has ever been made by any authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction;
(v) the liabilities and reserves for Taxes reflected in the most recent balance sheet included in the Company Financial Statements to cover all Taxes for all periods ending at or prior to the date of such balance sheet have been determined in accordance with GAAP, and there is no material liability for Taxes for any period beginning after such date other than Taxes arising in the ordinary course of business; (vi) there are no liens for Taxes upon any property or assets of the Company, except for liens for Taxes not yet due;
(vii) the Company has not made any change in accounting methods since December 31, 1998; (viii) the Company has not received a ruling from any taxing authority or signed an agreement with any taxing authority; (ix) the Company has complied in all respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code, as amended or similar provisions under any foreign laws) and has, within the time and the manner prescribed by law, withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid over under all applicable laws in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party;
(x) no federal, state, local or foreign audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of the Company, and as of the date of this Agreement the Company has not received a written notice of any pending audits or proceedings; (xi) no shareholder or director or officer (or employee responsible for Tax matters) of the Company expects any authority to assess any additional Taxes for any period for which Tax Returns have been filed; (xii) the federal income Tax Returns of the Company have not been examined by the Internal Revenue Service ("IRS") (which examination has been completed) or the statute of limitations for the assessment of federal income Taxes of the Company has expired, for all periods through and including September 30, 1995, and no deficiencies have been asserted as a result of such examinations which have not been resolved and fully paid; (xiii) no adjustments or deficiencies relating to Tax Returns of the Company have been proposed, asserted or assessed by any taxing authority, except for such adjustments or deficiencies which have been fully paid or finally settled; (xiv) the Company has delivered to the Purchaser true, correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 1994; (xv) the Company has been a validly electing S corporation within the meaning of Sections 1361 and 1362 of the Code at all times since October 1, 1997, and the Company will be an S corporation up to and including the Closing Date; (xvi) prior to October 1, 1997, the Company operated and filed its income tax returns as a regular Subchapter C corporation; (xvii) after September 30, 1997, the Company has operated and filed or will file its income tax returns as an S corporation through the Closing Date; (xviii) notwithstanding anything to the contrary in this Section 5.12, (A) during the time the Company has operated as a Subchapter S corporation, no tax provision has been or will be made on the Company's books or the Company's Financial Statements; (B) the Company's Financial Statements are not prepared in accordance with GAAP with respect to depreciation and accumulated depreciation; (C) the Company's Financial Statements provide that depreciation and accumulated depreciation are maintained on the tax basis of accounting; and (D) the Company files its tax returns on the cash basis; (xix) neither the Company nor any qualified subchapter S subsidiary of the Company has, in the past ten years, (i) acquired assets from another corporation in a transaction which the Company's Tax basis for the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (ii) acquired the stock of any corporation which is a qualified subchapter S subsidiary; (xx) the Company has timely filed tax returns on extension; and (xxi) the Company will be liable for Taxes under
Section 1274 of the Code if its assets (or the assets of any qualified Subchapter S Subsidiary) were sold for their fair market value as of the Closing Date.

                  (b) There are no outstanding requests, agreements, consents or waivers to extend the statute of limitations applicable to the assessment of any Taxes or deficiencies against the Company, and no power of attorney granted by the Company with respect to any Taxes is currently in force. The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code. The Company is not a party to any Tax allocation or sharing Agreement. The Company has not made any payments, is not obligated to make any payments and is not a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 280G of the Code. The Company has not, with regard to any assets or property held, acquired or to be acquired by it, filed a consent to the application of Section 341(f) of the Code, or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company. The Company (i) has not been a member of an affiliate group filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company) and (ii) has no liability for Taxes of any Person (other than any of the Company and its Subsidiaries) under Section 1.1502-6 of the United States Treasury Regulations (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

         SECTION 5.13. EMPLOYEE BENEFIT PLANS.

                  (a) Each Plan and each Benefit Program (as such terms are defined below) is listed on Schedule 5.13 hereto. No Plan or Benefit Program is or has been (i) covered by Title IV of the Employer Retirement Income Security Act of 1974, as amended ("ERISA"), (ii) subject to the minimum funding requirements of Section 412 of the Code or (iii) a "multi-employer plan" as defined in Section 3(37) of ERISA, nor has the Company contributed to, or ever had any obligation to contribute to, any multi-employer plan. Each Plan and Benefit Program intended to be qualified under Section 401(a) of the Code is designated as a tax-qualified plan on Schedule 5.13 and is so qualified. No Plan or Benefit Program provides for any retiree health benefits for any employees or dependents of the Company other than as required by COBRA (as hereinafter defined). There are no claims pending with respect to, or under, any Plan or any Benefit Program, other than routine claims for benefits, and there are no disputes or litigation pending or, to the knowledge of the Company, threatened, with respect to any such Plans or Benefit Programs.

                  (b) The Shareholders have heretofore delivered to Purchaser true and correct copies of the following, if any:

                           (i) each Plan and each Benefit Program listed on
Schedule 5.13, all amendments thereto as of the date hereof and all current summary plan descriptions provided to employees regarding the Plans and Benefit Programs; and

                           (ii) each management or employment contract or
contract for personal services and a complete description of any understanding or commitment between the Company and any officer, consultant, director, employee or independent contractor of the Company.

                  (c) Each Plan and Benefit Program has been maintained and administered in compliance with its terms and in accordance with all applicable laws, rules and regulations. The Company has no commitment or obligation to establish or adopt any new or additional Plans or Benefit Programs or to increase the benefits under any existing Plan or Benefit Program.

                  (d) Except as set forth in Schedule 5.13, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) result in any payment to be made by the Company, including, without limitation, severance, unemployment compensation, golden parachute (defined in Section 280G of the Code) or otherwise, becoming due to any employee of the Company, or (ii) increase any benefits otherwise payable under any Plan or any Benefit Program.

                  (e) As of the date hereof, the Company does not sponsor any simplified employee pension plans as described in Section 408(k) of the Code and there are no claims against the Company for benefits relating to any such plans.

         SECTION 5.14. EMPLOYEE AND LABOR MATTERS.

                  (a) Shareholders have provided Purchaser with a true and complete list dated as of August 31, 1999 (the "Employee Schedule") of all employees of the Company listing the title or position held, base salary or wage rate and any bonuses, commissions, profit sharing, the Company's vehicles, club memberships or other compensation or perquisites payable, all employee benefits received by such employees and any other material terms of any written agreement with the Company. As of the date of this Agreement, the combined projected annual payroll for the calendar year ending May 31, 1998 of the Company required to operate its business is not materially different from that as listed on the Employee Schedule, and the Company has not entered into any agreement or agreements pursuant to which the combined annual payroll of the Company, including projected pay increases, overtime and fringe benefit costs, required to operate its business (including all administrative and support personnel) would be greater than as listed on the Employee Schedule. Set forth on Schedule 5.14 is a detailed description of all health, dental, life and disability insurance plans of the Company and a description of the cost per employee under each such plan for individual coverage as well as for coverage of such employee's dependents.

                  (b) Except as set forth on Schedule 5.14, the Company is not a party to or bound by any written employment agreements or commitments, other than on an at-will basis. The Company is in compliance with all applicable laws respecting the employment and employment practices, terms and conditions of employment and wages and hours of its employees and is not engaged in any unfair labor practice. All employees of the Company who work in the United States are lawfully authorized to work in the United States according to federal immigration laws. There is no labor strike or labor disturbance pending or, to the knowledge of the Shareholders, threatened against the Company with respect to the Business and, during the past five years, the Company has not experienced a work stoppage.

                  (c) Except as set forth on Schedule 5.14, (i) the Company is not a party to or bound by the terms of any collective bargaining agreement or other union contract applicable to any employee of the Company and no such agreement or contract has been requested by any employee or group of employees of the Company, nor has there been any discussion with respect thereto by management of the Company with any employees of the Company, (ii) the Shareholders are not aware of any union organizing activities or proceedings involving, or any pending petitions for recognition of, a labor union or association as the exclusive bargaining agent for, or where the purpose is to organize, any group or groups of employees of the Company, or (iii) there is not currently pending, with regard to any of its facilities, any proceeding before the National Labor Relations Board, wherein any labor organization is seeking representation of any employees of the Company.

         SECTION 5.15. ENVIRONMENTAL MATTERS. Without in any manner limiting any other representations and warranties set forth in this Agreement:

                  (a) Neither the Company nor, to the knowledge of the Shareholders, its Business Facility, is in violation of, or has violated, or has been or is in non-compliance with, any Environmental Laws, including, but not limited to, the conduct of the business of the Company or the ownership, use, maintenance or operation of the Business Facility by the Company. The Shareholders are not aware of any pending or currently proposed changes to any Environmental Laws and regulations which, when implemented or effective may affect the operations of the Business in any material manner.

                  (b) Without in any manner limiting the generality of (a) above:

                           (i) Except in compliance with Environmental Laws
(including, without limitation, by obtaining necessary Environmental Permits), no Materials of Environmental Concern

(as defined in Exhibit A) have been used, generated, extracted, mined, beneficiated, manufactured, stored, treated, or disposed of, or in any other way released (and no release is threatened) by the Company, on, under or about the Business Facility (as defined in Exhibit A) or transferred or transported by the Company to or from the Business Facility, and to the knowledge of the Shareholders no Materials of Environmental Concern have been generated, manufactured, stored or treated or disposed of, or in any other way released (and no release is threatened) by the Company, on, under, about or from any property adjacent to the current Business Facility;

                           (ii) To the knowledge of the Shareholders, the
Company is not now, and will not be in the future, as a result of the conduct, operation or condition of the business of the Company on or prior to the date hereof, and as of the date of Closing, subject to any: (a) contingent liability in connection with any release or threatened release of any Materials of Environmental Concern into the environment whether on or off the Business Facility; (b) reclamation, decontamination or Remediation (as defined in Exhibit A) requirements under Environmental Laws, or any reporting requirements related thereto; or (c) consent order, compliance order or administrative order relating to or issued under any Environmental Law;

                           (iii) There are no Environmental Claims known,
pending or threatened against the Company or, to the knowledge of the Shareholders, its Business Facility, and the Company and the Shareholders are not aware that there is any basis for the same;

                           (iv) The Company has, and its Business Facility has,
all Environmental Permits necessary to comply with all Environmental Laws applicable to the operations of the business of the Company as presently conducted, and the Company and its Business Facility is in compliance with all terms and conditions of such Environmental Permits. The Company further represents and warrants that it and its Business Facility has environmental and pollution control equipment necessary to comply with all Environmental Laws (including, without limitation, to comply with all applicable Environmental Permits) applicable to the operation of the business of the Company as presently conducted. Exhibit 5.15 lists each such permit, license or other authorization in the possession of the Business;

                           (v) The Company has received no notice and has no
knowledge that any occupant or tenant of the Business Facility (a) is in violation of any Environmental Law; (b) is the subject of any Environmental Claims; or (c) does not have or has not renewed any Environmental Permits applicable to its assets or operations;

                           (vi) To the Company's and Shareholders' knowledge,
there are no, nor have there ever been any, storage tanks or solid waste management units located on or under the Business Facility of the Company, and, to the knowledge of the Shareholders, there are no Materials of Environmental Concern on the Business Facility of the Company exceeding any standard or limitation established, published or promulgated pursuant to Environmental Laws, or which would require reporting to any governmental authority or Remediation to comply with the Requirements of Environmental Laws (as defined in Exhibit A);

                           (vii) To the knowledge of the Shareholders, none of
the off-site locations where Materials of Environmental Concern generated from the Business Facility of the Company or for which the Company has arranged for their disposal, treatment or application has been nominated or identified as a facility which is subject to an existing or potential claim under Environmental Laws;

                           (viii) The Company has not been named as a
potentially responsible party under, and no Business Facility of the Company has been nominated or identified as a facility which is subject to an existing or potential claim under CERCLA or comparable Environmental Laws, and no Business Facility of the Company is subject to any lien arising under Environmental Laws;

                           (ix) The Company has not received any notice of any
release or threatened release of Materials of Environmental Concern, or of any violation of, noncompliance with, or remedial obligation under, Environmental Laws or Permits, relating to the ownership, use, maintenance, operation of the Business Facility of the Company or in connection with the business of the Company, nor is the Company aware of any basis for any of the foregoing, nor has the Company voluntarily undertaken Remediation or other decontamination or cleanup of any facility or site or entered into any agreement for the payment of costs associated with such activity;

                           (x) Except as set forth on Schedule 5.15, there are
no present or past events, conditions, circumstances, activities, practices, incidents, actions or plans known to the Company and its Shareholders which may interfere with or prevent continued compliance by the Company with Environmental Laws or which may give rise to any common law or statutory liability under Environmental Laws or form the basis of an Environmental Claim against the Company relating to the ownership, use, maintenance or operation of the Business Facility by the Company or in connection with the conduct of the business of the Company;

                           (xi) There are no obligations, undertakings or
liabilities arising out of or relating to Environmental Laws which the Company has agreed to, assumed or retained, by contract or otherwise;

                           (xii) To the extent they are required, the Company
has filed all notices, notifications, financial security, waste managements plans, or applications which are required to be obtained or filed by the Company for the operation of its business or the use or operation of the Business Facility of the Company; and

                           (xiii) To the Company's or Shareholders' knowledge,
no current Business Facility (or equipment thereon) of the Company contains any asbestos containing materials or polychlorinated biphenyls in any form nor any wetland areas or other land subject to restricted development under Environmental Laws.

For purposes of this Section, the "Company" shall include any entity which is, in whole or in part, a predecessor of the Company and all of its present and former Subsidiaries and their predecessors.

         SECTION 5.16. NON-COMPETITION AGREEMENTS. Neither the Company nor any Shareholder is a party to any agreement which purports to restrict or prohibit any of them from, directly or indirectly, engaging in any business currently engaged in by the Company. None of the Company's shareholders, officers, directors, or key employees is a party to any agreement which, by virtue of such person's relationship with the Company, restricts the Company or any Subsidiary of the Company from, directly or indirectly, engaging in any of the businesses described above.

         SECTION 5.17. TITLE TO ASSETS. The Company has good and marketable title to all its assets and valid leasehold interests in their leased assets and properties, as reflected in the most recent balance sheet included in the Company Financial Statements, except for properties and assets that have been disposed of in the ordinary course of business since the date of the latest balance sheet included therein, free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever, except (i) liens for current taxes, payments of which are not yet delinquent, (ii) such imperfections in title and easements and encumbrances, if any, as are not substantial in character, amount or extent and do not detract from the value, or interfere with the present use or marketability of the property subject thereto or affected thereby, or otherwise impair the Company's business operations (in the manner presently carried on by the Company), or (iii) any lien securing any debt or obligation described on Schedule 5.17 which is expressly referenced as being secured. All leases under which the Company leases any real property have been delivered to Purchaser and are in good standing, valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing default or event which with notice or lapse of time or both would become a default by or on behalf of the Company or its Subsidiaries, or by or on behalf of any third party.

         SECTION 5.18. CONTRACTS, AGREEMENTS, PLANS AND COMMITMENTS. Schedule
5.18 hereto sets forth a complete list of the following contracts, agreements, plans and commitments (collectively, the "Contracts") to which the Company is a party or by which the Company or any of their assets is bound as of the date hereof:

                  (a) any contract, commitment or agreement that involves aggregate expenditures by the Company of more than $10,000 per year;

                  (b) any contract or agreement (including any such contracts or agreements entered into with any Governmental Authority) relating to the maintenance or operation of the business that involves aggregate expenditures by the Company of more than $10,000;

                  (c) any indenture, loan agreement or note under which the Company has outstanding indebtedness, obligations or liabilities for borrowed money;

                  (d) any lease or sublease for the use or occupancy of real property;

                  (e) any agreement that restricts the right of the Company to engage in any type of business;

                  (f) any guarantee, direct or indirect, by any person of any contract, lease or agreement entered into by the Company;

                  (g) any partnership, joint venture or construction and operation agreement;

                  (h) any agreement of surety, guarantee or indemnification with respect to which the Company is the obligor, outside of the ordinary course of business;

                  (i) any contract that requires the Company to pay for goods or services substantially in excess of its estimated needs for such items or the fair market value of such items;

                  (j) any contract, agreement, agreed order or consent agreement that requires the Company to take any actions or incur expenses to remedy non-compliance with any Environmental Law; and

                  (k) any other contract material to the Company or its business.

True, correct and complete copies of each of such contracts, agreements, plans and commitments have been delivered to or made available for inspection by Purchaser. All such contracts, agreements, plans and commitments (i) were duly and validly executed and delivered by the Company and the other parties thereto and (ii) are valid and in full force and effect. Except as set forth on
Schedule 5.18, the Company has fulfilled all material obligations required of the Company under each such contract, agreement, plan or commitment to have been performed by it prior to the date hereof, including timely paying all interest on its debt as such interest has become due and payable. Except as set forth on Schedule 5.18, there are no counterclaims or offsets under any of such contracts, agreements, plans and commitments.

         The consummation of the transactions contemplated herein will vest in the Purchaser all rights and benefits under the Contracts and the right to operate the Company's business and assets under the terms of the Contracts in the manner currently operated and used by the Company.

         SECTION 5.19. SUPPLIES. The Supplies of the Company are of a quantity and quality that have been normal for the Company in the ordinary course of business of the Company and are owned by the Company free and clear of any Liens.

         SECTION 5.20. BROKERS AND FINDERS. Neither the Company nor the Shareholders have entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the Company to pay any finder's fees, brokerage or agent commissions or other like payments in connection with the transactions contemplated hereby. There is no claim for payment by the Company of any investment banking fees, finder's fees, brokerage or agent commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

         SECTION 5.21. INTELLECTUAL PROPERTY. Set forth on Schedule 5.21 is a complete list of all registered patents, trademarks, service marks, trade names and copyrights, and applications for and licenses (to or from the Company) with respect to any of the foregoing (collectively, "Registered Intellectual Property"), owned by the Company or with respect to which the Company has any rights. The Company has the sole and exclusive right to use all Registered Intellectual Property and other computer software and software licenses, intellectual property, proprietary information, trade secrets, trademarks, trade names, copyrights, material and manufacturing specifications, drawings and designs (collectively, "Intellectual Property") used by the Company or necessary in connection with the operation of the Company's business, without infringing on or otherwise acting adversely to the rights or claimed rights of any Person, and neither the Company nor any Shareholder is obligated to pay any royalty or other consideration to any Person in connection with the use of any such Intellectual Property. To the knowledge of the Company or the Shareholders, no other Person is infringing the rights of the Company in any of its Intellectual Property.

         SECTION 5.22. RELATIONSHIPS. Except as set forth on Schedule 5.22, since December 31, 1998, the Company has not received notice from any customer, supplier or any party to any Contract involving more than $10,000 annually with the Company (each a "Contract Party") that such customer, supplier or Contract Party intends to discontinue doing business with the Company, and, since such date, no customer, supplier or Contract Party has indicated any intention (a) to terminate its existing business relationship with the Company or (b) not to continue its business relationship with the Company, whether as a result of the transactions contemplated hereby or otherwise. Except as set forth on Schedule 5.22, the Company has not entered into or participated in any related party transaction during the past three years.

         SECTION 5.23. CERTAIN PAYMENTS. Neither the Company nor any shareholder, officer, director or employee of the Company has paid or received or caused to be paid or received, directly or indirectly, in connection with the business of the Company (a) any bribe, kickback or other similar payment to or from any domestic or foreign government or agency thereof or any other person or (b) any contribution to any domestic or foreign political party or candidate (other than from personal funds of such shareholder, officer, director or employee not reimbursed by the Company or as permitted by applicable law).

         SECTION 5.24. BOOKS AND RECORDS. The corporate minute books and other corporate records of the Company are correct and complete in all material respects and the signatures appearing on all documents contained therein are the true signatures of the person purporting to have signed the same. All actions reflected in said books and records were duly and validly taken in compliance with the laws of the applicable jurisdiction and no meeting of the board of directors of the Company or any committee thereof has been held for which minutes have not been prepared and are not contained in the minute books. To the extent that they exist, all personnel files, reports, strategic planning documents, financial forecasts, accounting and tax records and all other records of every type and description that relate to the business of the Company have been prepared and maintained in accordance with good business practices and, where applicable, in substantial conformity with GAAP and applicable laws and regulations. All such books and records are located in the offices of the Company.

         SECTION 5.25. CONDITION AND SUFFICIENCY OF ASSETS. All buildings, improvements and equipment owned or leased by the Company are structurally sound, in good operating condition and repair (subject to normal wear and tear) and adequate for the uses to which they are being put, and none of the buildings, improvements and equipment owned or leased by the Company is in need of maintenance or repairs except for ordinary, routine maintenance and repairs consistent with past practice.

         SECTION 5.26. DISCLOSURE. To the best knowledge of the Shareholders, there is no fact known to the Company or the Shareholders (other than general economic conditions or prospective state, county or local business developments) that would have a Material Adverse Effect that has not been set forth in this Agreement or in the schedules attached hereto or to be delivered in connection with this Agreement.


                                   ARTICLE VI
                      CONDUCT OF BUSINESS PENDING CLOSING

         SECTION 6.1. CONDUCT OF BUSINESS BY THE SHAREHOLDERS PENDING CLOSING. After the date hereof and prior to the Closing Date, unless Purchaser shall otherwise agree in writing, the Shareholders shall, and the Shareholders shall cause the Company to:

                  (a) conduct its businesses in the ordinary and usual course of business and consistent with past practice;

                  (b) not (i) amend or propose to amend its charter or bylaws,
(ii) split, combine, reorganize, reclassify, recapitalize or take any similar action with respect to their outstanding capital stock or (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise;

                  (c) not issue, sell, pledge or dispose of, or agree to issue, sell, pledge or dispose of, any additional share of, or any options, warrants or rights of any kind to acquire any share of, its capital stock of any class or any debt or equity securities convertible into or exchangeable for such capital stock;

                  (d) not (i) incur or become contingently liable with respect to any indebtedness for borrowed money, (ii) redeem, purchase, acquire or offer to redeem, purchase or acquire any shares of its capital stock or any options, warrants or rights to acquire any of its capital stock or any security convertible into or exchangeable for its capital stock, (iii) make any acquisition of any assets or businesses other than expenditures for fixed or capital assets in the ordinary course of business not exceeding $10,000 in any instance or $50,000 in the aggregate, (iv) sell, pledge, dispose of or encumber any assets or businesses other than sales in the ordinary course of business or
(v) enter into any contract, agreement, commitment or arrangement with respect to any of the foregoing;

                  (e) use reasonable efforts to preserve intact its business organization and goodwill, keep available the services of their respective present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with them and not engage in any action, directly or indirectly, with the intent to adversely impact the transactions contemplated by this Agreement;

                  (f) not enter into or amend any employment, severance, special pay arrangement with respect to termination of employment or other similar arrangements or agreements with any directors, officers or key employees;

                  (g) not adopt, enter into or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, health care, employment or other employee benefit plan, agreement, trust fund or arrangement for the benefit or welfare of any employee or retiree, except as required to comply with changes in applicable law or as contemplated hereunder;

                  (h) use commercially reasonable efforts to maintain with financially responsible insurance companies insurance on its tangible assets and its businesses in such amounts and against such risks and losses as are consistent with past practice;

                  (i) not make, change or revoke any material Tax election or make any material agreement or settlement regarding Taxes with any taxing authority;

                  (j) not make any change in the Company's financial, Tax or accounting methods, practices or policies, or in any assumption underlying such a method, practice or policy;

                  (k) give prompt written notice to Purchaser of the commencement of any Environmental Claim, or non-routine inspection by any governmental authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Purchaser such information as Purchaser may reasonably request regarding such Environmental Claim, any developments in connection therewith, and, as applicable, the Company's anticipated or actual response thereto;

                  (l) not enter into or assume any contracts or agreements having a value or imposing an obligation upon the Company in excess of $10,000 annually and all contracts or agreements having a value to or imposing an obligation on the Company that have remaining obligations of $50,000 or more, regardless of the annual payment;

                  (m) maintain its books of account and records in the usual, regular and ordinary manner consistent with past policies and practice;

                  (n) not compromise, settle, grant any waiver or release relating to or otherwise adjust any litigation or claims of any nature whatsoever pending against the Company; and

                  (o) not intentionally take any action or omit to take any action, which action or omission would result in a breach of any of the representations and warranties set forth in this Agreement.

         SECTION 6.2. OTHER OFFERS. Except in connection with the transactions contemplated by this Agreement and the Business Premises, from and after the date hereof, and continuing through the earlier of Closing or the termination of this Agreement in accordance with the terms hereof, the Company and the Shareholders shall not, and shall not permit any of the Company's officers, directors, employees, Affiliates, representatives or agents to, directly or indirectly, (i) solicit, initiate or knowingly encourage any offer or proposal for, or any indication of interest in, a merger or business combination involving the Company or the acquisition of an equity interest in, or any substantial portion of the assets of, the Company or (ii) engage in negotiations with or disclose any nonpublic information relating to the Company or Purchaser, or afford access to the properties, books or records of the Company, to any Person. The Company shall promptly notify and provide copies to Purchaser of any offer, proposal or indication of interest, or communication with respect thereto, delivered to or received from any third party.

         SECTION 6.3. ACCESS TO INFORMATION; ENVIRONMENTAL DUE DILIGENCE. The Shareholders shall, and shall cause the Company to, give the Purchaser, its accountants, counsel, financial advisors, and other representatives (the "Purchaser Representatives") full access (and shall otherwise fully cooperate, including by making available copies of all of the following documents which are susceptible to photostatic reproduction) during normal business hours throughout the period prior to Closing to all of its respective properties, books, records (including, but not limited to, Tax Returns and any and all records or documents which are within the possession of governmental or regulatory authorities, agencies or bodies, and the disclosure of which the Company can facilitate or control), Contracts, premises, permits, Environmental Permits, licenses, Governmental Authorizations, commitments of any nature (whether written or oral) and records, and shall permit the Purchaser and Purchaser Representatives to make such inspections (including without limitation environmental inspections, sampling, and analysis) as they may require and furnish to the Purchaser and Purchaser Representatives during such period all such information concerning the Company and its affairs as they may reasonably request. The Purchaser and the Company acknowledge the existence and continuance of the Confidentiality Agreement previously entered into which shall govern the management of information or records of the Company and the conduct of the due diligence by Purchaser hereunder. The Shareholders shall provide to Purchaser copies of all (aa) Permits, (bb) reports or results of all inspections, audits, assessments, and analytical data and (cc) such other information as Purchaser may reasonably request in the possession or control of the Shareholders regarding any of Company's current or prior Business Facilities or operations and relating to (i) compliance with applicable requirements of Environmental Laws or (ii) the exposure to, presence, release, or any aspect of management, handling, or use of Materials of Environmental Concern. The Purchaser shall be responsible to leave the Business Premises in the same condition in which it found them if the Purchaser does not close this transaction.

         SECTION 6.4. BEST EFFORTS. The Shareholders will use their best efforts to cause the representations and warranties contained in Article V hereof to continue to be true and correct through the Closing Date and to obtain the satisfaction of the conditions to Closing set forth in Section 8.3 hereof.


                                  ARTICLE VII
              CERTAIN UNDERSTANDINGS AND AGREEMENTS OF THE PARTIES

         SECTION 7.1. CONFIDENTIALITY. Without the express written consent of the Parties, each of the Parties agrees to maintain in confidence and not disclose to any other Person the terms of the transactions contemplated hereby or the information delivered in connection with the proposed due diligence investigation, other than disclosures required to obtain the approvals for the transactions contemplated hereby, disclosures to those professionals and advisors who have a need to know, disclosures of information already available to the public or any other disclosures required by applicable law or the rules of the NASD. In the event that the Purchaser, the Company or the Shareholders is at any time requested or required (by oral questions, interrogatories, request for information or documents, subpoena or other similar process) to disclose any information supplied to it in connection with this transaction, such Party agrees to provide the other Parties prompt notice of such request so that an appropriate protective order may be sought and/or such other party may waive the first Party's compliance with the terms of this Section 7.1.

         SECTION 7.2. FURTHER ASSURANCES. The Shareholders and Purchaser shall execute and deliver to the other, after the Closing Date, any other instrument which may be reasonably requested by the other and which is reasonably appropriate to perfect or evidence any of the sales, assignments, transfers or conveyances contemplated by this Agreement or to obtain any consents or licenses necessary for Purchaser to operate the Business in the manner operated by the Company prior to the Closing Date.

         SECTION 7.3. EXPENSES AND FEES. The Shareholders shall pay all costs and expenses incurred by the Company and the Shareholders in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any and all broker's commissions, employee bonuses and the fees and expenses of the Company's and the Shareholders' attorneys and accountants, and will make all necessary arrangements so that the Purchaser will not be charged with any such cost or expense. Purchaser shall pay all costs and expenses incurred by Purchaser in connection with this Agreement and the transactions contemplated hereby, including without limitation, the fees and expenses of their attorneys and accountants.

         SECTION 7.4. AGREEMENT TO COOPERATE. Subject to the terms and conditions herein provided, the Parties hereto shall use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable efforts to obtain all necessary, proper or advisable waivers, consents and approvals under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including using all reasonable efforts to obtain all necessary or appropriate waivers, consents or approvals of third parties required in order to preserve material contractual relationships of the Company.

         SECTION 7.5. PUBLIC STATEMENTS. Except as required by law or the NASD, the Parties shall obtain the written consent of the other prior to issuing any press release or any written public statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or written public statement prior to such consent, which will not be unreasonably withheld.

         SECTION 7.6. NOTIFICATION OF CERTAIN MATTERS. Each of the Shareholders, the Company and the Purchaser agree to give prompt notice to each other of, and to use their respective reasonable best efforts to prevent or promptly remedy, (i) the occurrence or failure to occur or the impending or threatened occurrence or failure to occur, of any event which occurrence or failure to occur would be likely to cause any of its or another's representations or warranties in this Agreement to be untrue or inaccurate in any material respect (or in all respects in the case of any representation or warranty containing any materiality qualification) at any time from the date hereof to the Closing and (ii) any material failure (or any failure in the case of any covenant, condition or agreement containing any materiality qualification) on its or another's part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

         SECTION 7.7. NOTICE OF ENVIRONMENTAL CLAIMS. The Shareholders shall give prompt written notice to Purchaser of the commencement of any Environmental Claim, or inspection by any Governmental Authority with responsibility for enforcing or implementing any applicable Environmental Laws, and provide to Purchaser such information as Purchaser may reasonably request regarding such Environmental Claim, any developments in connection therewith, and, as applicable, the Shareholders' anticipated or actual response thereto.

         SECTION 7.8. TAX MATTERS. The following provisions shall govern the allocation of responsibility as between the Purchaser and the Shareholders for certain tax matters following the Closing Date:

         (a) Tax Periods Ending on or Before the Closing Date. Shareholders shall prepare or cause to be prepared and file or cause to be filed all Tax Returns for the Company for all periods ending on or prior to the Closing Date which are filed after the Closing Date. Shareholders shall permit the Purchaser to review and comment on each such Tax Return described in the preceding sentence prior to filing. It is contemplated by the Parties that the Company will file as an S Corporation for the period from January 1, 1999 to the Closing Date and shall be prepared in a manner consistent with the prior practice of the Company. The Shareholders shall reimburse the Company with respect to such periods within fifteen (15) days after payment by the Company of such Taxes paid by the Company to the extent such Taxes are not reflected in the reserve for Taxes (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the latest Company Financial Statements as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company. The Shareholders shall not reimburse the Company with respect to any taxes paid by them as shareholders of a Subchapter S corporation or income reflected in their individual income tax returns.

         (b) Tax Periods Beginning Before and Ending After the Closing Date. Purchaser shall prepare or cause to be prepared and file or cause to be filed any Tax Returns of the Company for Tax periods which begin before the Closing Date and end after the Closing Date, if any. It is contemplated by the Parties that the Company will no longer by eligible for S Corporation status and will file as a regular Subchapter C corporation beginning the day after the Closing Date. The Shareholders shall pay to the Company within fifteen (15) days after the date on which Taxes are paid with respect to such periods an amount equal to the portion of such Taxes which relates to the portion of such Taxable period ending on the Closing Date to the extent such Taxes are not reflected in the reserve for Taxes (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) shown on the face of the latest Company Financial Statements as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company. For purposes of this section, in the case of any Taxes that are imposed on a periodic basis and are payable for a Taxable period which includes (but does not end on) the Closing Date, the portion of such Tax which relates to the portion of such Taxable period ending on the Closing Date shall
(i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Taxable period multiplied by a fraction, the numerator of which is the number of days in the Taxable period ending on the Closing Date and the denominator of which is the number of days in the entire Taxable period, and (ii) in the case of any Tax based upon or related to income or receipts be deemed equal to the amount which would be payable if the relevant Taxable period ending on the Closing Date. Any credits relating to a Taxable period which begins before and ends after the Closing Date shall be taken into account as though the relevant Taxable period ended on the Closing Date. All determinations necessary to give effect to the foregoing allocation shall be made in a manner consistent with prior practice of the Company.

         (c) Cooperation on Tax Matters. Purchaser, the Company and the Shareholders shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns pursuant to this section and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Company and the Shareholders agree (i) to retain all books and records with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by Purchaser or the Shareholders, any extensions thereof) of the respective taxable periods, and to abide by all the record retention agreements entered into with any taxing authority, and (ii) to give the other party reasonable written notice prior to the transferring, destroying or discarding any such books and records and, if the other party so requests, the Company or the Shareholders, as the case may be, shall allow the other party to take possession of such books and records. Purchaser and the Shareholders further agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including but not limited to with respect to the transactions contemplated hereby). Purchaser and the Shareholders further agree, upon request, to provide the other party with all information that either party may be required to report pursuant to Section 6043 of the Code and all Treasury Department Regulations promulgated thereunder.

         (d) Tax Sharing Agreements. All tax sharing agreements or similar agreements with respect to or involving the Company shall be terminated as of the Closing Date and, after the Closing Date, the Company shall not be bound thereby or have any liability thereunder.

         (e) Certain Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement shall be paid by the Shareholders when due, and the Shareholders will, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and, if required by applicable law, Purchaser will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.


                                  ARTICLE VIII
                             CONDITIONS TO CLOSING

         SECTION 8.1. CONDITIONS TO EACH PARTY'S OBLIGATION TO CLOSE. The respective obligations of each party to close the transactions contemplated hereby shall be subject to the fulfillment or waiver, if permissible, of the following conditions on or prior to the Closing Date:

                  (a) no preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the transactions contemplated hereby shall have been issued and remain in effect (each party agreeing to use its reasonable efforts to have any such injunction, order or decree lifted);

                  (b) no action shall have been taken, and no statute, rule or regulation shall have been enacted, by any state or federal government or governmental agency in the United States which would prevent the consummation of the transactions contemplated by this Agreement or make the consummation of the transaction contemplated by this Agreement illegal; and

                  (c) all necessary governmental and regulatory consents and approvals, if any, shall have been obtained.

         SECTION 8.2. CONDITIONS TO OBLIGATION OF THE SHAREHOLDERS. Unless waived by the Shareholders, the obligation of the Shareholders to close the transactions contemplated herein shall be subject to the fulfillment of the following additional conditions on or prior to the Closing Date:

                  (a) Purchaser shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) their agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) the Shareholders shall have received a legal opinion from the Purchaser, dated as of the Closing Date, in a form customary to such transactions and reasonably satisfactory to Purchaser; and

                  (d) the Shareholders shall have received a certificate executed on behalf of Purchaser by the President or a Vice President of the Purchaser with respect to (a) and (b) above.

         SECTION 8.3. CONDITIONS TO OBLIGATIONS OF PURCHASER. Unless waived by Purchaser, the obligation of Purchaser to close the transactions contemplated herein shall be subject to the fulfillment of the following additional conditions on or prior to the Closing Date:

                  (a) the Shareholders and the Company shall have performed in all material respects (or in all respects in the case of any agreement containing any materiality qualification) its agreements contained in this Agreement required to be performed on or prior to the Closing Date;

                  (b) the representations and warranties of the Company and Shareholders contained in this Agreement shall be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made and on and as of the Closing Date as if made at and as of such date;

                  (c) since the date hereof, there shall have been no changes that constitute, and no event or events shall have occurred which have resulted in or constitute, a Material Adverse Effect;

                  (d) Purchaser shall have received a legal opinion from legal counsel to the Shareholders, dated as of the Closing Date, in a form customary to such transactions and reasonably satisfactory to Purchaser;

                  (e) each of the Shareholders, officers and directors of the Company shall have executed a Release of Claims Agreement, in the form attached hereto as Exhibit C;

                  (f) Each of the Shareholders shall have entered into an Employment and Non-Competition Agreement, in the form attached hereto as Exhibit D;

                  (g) The Parties shall have entered into real property leases, in the form attached hereto as Exhibit E;

                  (h) The Company shall have paid in full at Closing the promissory note in favor of the Small Business Administration in the principal amount of $322,800;

                  (i) Purchaser shall have received a certificate or certificates representing the Company Common Stock purchased at the Closing, in definitive form representing the Shareholders' shares, registered in the name of Purchaser and duly executed by the Company; and

                  (j) Purchaser shall have received a certificate executed by each of the Shareholders with respect to (a) through (c) above.


                                   ARTICLE IX
                       TERMINATION, AMENDMENT AND WAIVER

         SECTION 9.1. TERMINATION. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Closing in the following manner:

                  (a) The Shareholders shall have the right to terminate this
Agreement:

                           (i) if the representations and warranties of
Purchaser shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within thirty (30) days after written notice of such failure is given to Purchaser by the Shareholders;

                           (ii) if the transactions completed hereby are not
completed by November 1, 1999;

                           (iii) if the transactions contemplated hereby are
enjoined by a final, unappealable court order; or

                           (iv) if Purchaser (A) fails to perform in any
material respect (or in all respects in the case of any covenant containing any materiality qualification) any of its covenants in this Agreement and (B) does not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to Purchaser by the Shareholders.

                  (b) Purchaser shall have the right to terminate this Agreement;

                           (i) if the representations and warranties of the
Shareholders shall fail to be true and correct in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) on and as of the date made or, except in the case of any such representations and warranties made as of a specified date, on and as of any subsequent date as if made at and as of such subsequent date and such failure shall not have been cured in all material respects (or in all respects in the case of any representation or warranty containing any materiality qualification) within 30 days after written notice of such failure is given to the Shareholders by Purchaser;

                           (ii) if the transactions contemplated hereby are not
completed by November 1, 1999 (provided that the right to terminate this Agreement under this Section 9.1(b)(ii) shall not be available to Purchaser if the failure of Purchaser to fulfill any obligation to the Shareholders under or in connection with this Agreement has been the cause of or resulted in the failure of the transactions contemplated hereby to occur on or before such date); or

                           (iii) if the Shareholders (A) fail to perform in any
material respect (or in all respects in the case of any covenant containing any materiality qualification) any of their covenants in this Agreement and (B) do not cure such default in all material respects (or in all respects in the case of any covenant containing any materiality qualification) within 15 days after notice of such default is given to the Shareholders by Purchaser.

                  (c) The Shareholders and Purchaser mutually agree in writing.

         SECTION 9.2. EFFECT OF TERMINATION. The following provisions shall apply in the event of a termination of the Agreement:

                  (a) If this Agreement is terminated by either Purchaser or the Shareholders pursuant to the provisions of Section 9.1, this Agreement shall forthwith become void and there shall be no further obligations on the part of the Shareholders, or Purchaser or its stockholders, directors, officers, employees, agents or representatives (except as set forth in Sections
11.5 and 11.6, each of which shall survive termination in its entirety). Notwithstanding the preceding sentence or any other provision set forth herein, nothing in this Section 9.2 shall relieve any party from liability for any breach of this Agreement.

                  (b) The parties hereto acknowledge and agree that Purchaser, as a result of the actual damages Purchaser would sustain by reason of such negligent or willful failure of the Shareholders to perform their obligations hereunder, shall have the right to all remedies at law under this Agreement.

         SECTION 9.3. EXTENSIONS; WAIVER. At any time prior to the Closing Date, the Parties may (a) extend the time for the performance of any of the obligations or other acts of the other Parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant thereto and (c) waive compliance with any of the agreements or conditions herein. Any agreement on the part of a Party to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such Party.

                                   ARTICLE X
                  INDEMNIFICATION AND LIMITATION ON LIABILITY

         SECTION 10.1. THE SHAREHOLDERS' INDEMNITY OBLIGATIONS. The Shareholders shall, jointly and severally, indemnify and hold harmless the Company (after the Closing), the Purchaser and the Purchaser's subsidiaries (each a "Purchaser Indemnified Party") from and against any and all claims (including without limitation, Environmental Claims), actions, causes of action, arbitrations, proceedings, losses, damages, remediations, liabilities, strict liabilities, judgments, fines, penalties and expenses (including, without limitation, reasonable attorneys' fees) (collectively, the "Indemnified Amounts") paid, imposed on or incurred by a Purchaser Indemnified Party, directly or indirectly, (i) relating to, resulting from or arising out of (a) any breach or misrepresentation in any of the representations and warranties made by or on behalf of one or more of the Shareholders in this Agreement, including without limitation with respect to environmental matters, or any certificate or instrument delivered in connection with this Agreement, (b) any violation or breach by one or more of the Shareholders of, or default by one or more of the Shareholders under, the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement, (c) any Environmental Claim and/or any violation of any Requirements of Environmental Law if such Environmental Claim or violation relates, directly or indirectly, to events, conditions, operations, facts or circumstances which occurred or commenced on or prior to the Closing Date and were the result of an intentional or wrongful act of the Shareholders, or (d) any Taxes incurred by the Shareholders or the Company as a result of the consummation of the transactions contemplated by this Agreement or (ii) relating to, resulting from or arising out of any allegation of a third party of the events described in Sections 10.1(a), (b), (c) or (d) above. For purposes of this Section 10.1, Indemnified Amounts shall include without limitation those Indemnified Amounts ARISING OUT OF THE STRICT LIABILITY (INCLUDING BUT NOT LIMITED TO STRICT LIABILITY ARISING PURSUANT TO ENVIRONMENTAL LAWS) OR NEGLIGENCE OF THE COMPANY OR ANY SHAREHOLDER INDEMNIFIED PARTY WHETHER SUCH NEGLIGENCE BE SOLE, JOINT OR CONCURRENT, ACTIVE OR PASSIVE.

         SECTION 10.2. PURCHASER'S INDEMNITY OBLIGATIONS. Purchaser shall indemnify and hold harmless the Shareholders and the Shareholders' agents, representatives and Affiliates (each a "Shareholders' Indemnified Party") from and against any and all Indemnified Amounts incurred by a Shareholders' Indemnified Party as a result of (a) any breach or misrepresentation in any of the representations and warranties made by or on behalf of Purchaser in this Agreement or any certificate or instrument delivered in connection with this Agreement, or (b) any violation or breach by Purchaser of or default by Purchaser under the terms of this Agreement or any certificate or instrument delivered in connection with this Agreement.

         SECTION 10.3. INDEMNIFICATION PROCEDURES. All claims for indemnification under this Agreement shall be asserted and resolved as follows:

                  (a) Any of the Parties claiming indemnification under this Agreement (an "Indemnified Party") shall with reasonable promptness (i) notify the Party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party ("Third-Party Claim") for which indemnification is sought and (ii) transmit to the Indemnifying Party a copy of all papers served with respect to such claim (if any) and a written notice ("Claim Notice") containing a description in reasonable detail of the nature of the

Third-Party Claim, an estimate of the amount of damages attributable to the Third-Party Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party's request for indemnification under this Agreement.

         Within 15 days after receipt of any Claim Notice (the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (i) whether the Indemnifying Party disputes its potential liability to the Indemnified Party with respect to such Third-Party Claim and (ii) whether the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend the Indemnified Party against such Third-Party Claim.

         If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third-Party Claim, then the Indemnifying Party shall have the right to defend, at its sole cost and expense, such Third-Party Claim by all appropriate proceedings, which proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 10.3(a). The Indemnifying Party shall have full control of such defense and proceedings. To the extent the Indemnifying Party fails to defend the Indemnified Party, the Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party, to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall reasonably deem necessary or appropriate to protect its interests. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Third-Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third-Party Claim or any cross-complaint against any person. Except as otherwise provided herein, the Indemnified Party may participate in, but not control, any defense or settlement of any Third-Party Claim controlled by the Indemnifying Party pursuant to this Section 10.3 and shall bear its own costs and expenses with respect to such participation.

         If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to the preceding paragraph, or if the Indemnifying Party elects to defend the Indemnified Party but fails to reasonably prosecute or settle the Third-Party Claim as herein provided or if the Indemnified Party reasonably objects to such election on the grounds that counsel for such Indemnifying Party cannot represent both the Indemnified Party and the Indemnifying Parties because such representation would be reasonably likely to result in a conflict of interest, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third-Party Claim by all appropriate proceedings, which proceedings shall be promptly and reasonably prosecuted by the Indemnified Party to a final conclusion or settled. In such a situation, the Indemnified Party shall have full control of such defense and proceedings and the Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 10.3, and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

         The Indemnifying Party shall not settle or compromise any Third-Party Claim unless (i) the terms of such compromise or settlement require no more than the payment of money (i.e., such compromise or settlement does not require the Indemnified Party to admit any wrongdoing or take or refrain from taking any action), (ii) the full amount of such monetary compromise or settlement will be paid by the Indemnifying Party, and (iii) the Indemnified Party receives as part of such settlement a legal, binding and enforceable unconditional satisfaction and/or release, in form and substance reasonably satisfactory to it, providing that such Third-Party Claim and any claimed liability of the Indemnified Party with respect thereto is being fully satisfied by reason of such compromise or settlement and that the Indemnified Party is being released from any and all obligations or liabilities it may have with respect thereto. The Indemnified Party shall not settle or admit liability to any Third-Party Claim without the prior written consent of the Indemnifying Party unless (x) the Indemnifying Party has disputed its potential liability to the Indemnified Party, and such dispute either has not been resolved or has been resolved in favor of the Indemnifying Party or (y) the Indemnifying Party has failed to respond to the Indemnified Party's Claim Notice.

                  (b) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third-Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis of the Indemnified Party's request for indemnification under this Agreement.

                  (c) Notwithstanding anything to the contrary within this Section or Agreement, both the Indemnifying Party and the Indemnified Party agree to reasonably cooperate in resolving any dispute or claim which triggers this Indemnification provision.

         SECTION 10.4. LIMITATION OF SHAREHOLDERS' LIABILITY.

                  (a) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of the Shareholders for any event or occurrence giving rise to the Shareholders being required to indemnify Purchaser Indemnified Parties pursuant to Section 10.1 of this Agreement shall be limited to the Purchase Price.

                  (b) Purchaser Indemnified Parties are entitled to indemnification pursuant to Section 10.1 only to the extent that the amount of any Indemnified Amount, individually or in the aggregate, exceeds $15,000 and then to the full amount of such Indemnified Amount, not to exceed the limitations described in Section 10.4(a).

         SECTION 10.5. LIMITATION OF PURCHASER'S LIABILITY.

                  (a) Notwithstanding anything to the contrary contained in
Article X, the aggregate liability of Purchaser for any event or occurrence giving rise to Purchaser being required to indemnify Shareholders' Indemnified Parties pursuant to Section 10.2 shall be limited to the Purchase Price.

                  (b) Company Indemnified Parties are entitled to indemnification pursuant to Section 10.2 only to the extent that the amount of any Indemnified Amount, individually or in the aggregate, exceeds $15,000 and then to the full amount of such Indemnified Amount, not to exceed the limitations described in Section 10.5(a).

         SECTION 10.6. LIMITATION ON INDEMNIFIED AMOUNTS. Notwithstanding any provision of this Article X to the contrary, Indemnified Amounts owed by an Indemnifying Party to an Indemnified Party shall be reduced by the amount of any mitigating recovery (net of reasonable expenses and taxes and other costs incurred in obtaining such recovery) an Indemnified Party shall have received or otherwise enjoyed with respect thereto from any recovery under any insurance policies. If such a mitigating recovery set forth in this Section 10.6 is received by an Indemnified Party after it receives payment or other credit under this Agreement with respect to Indemnified Amounts, then a refund equal in aggregate amount to the mitigating recovery, net of reasonable expenses and tax or other costs incurred in obtaining recovery, shall be made promptly to the Indemnifying Party.


                                   ARTICLE XI
                               GENERAL PROVISIONS

         SECTION 11.1. SURVIVAL. The representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) set forth in this Agreement and in any certificate or instrument delivered in connection herewith shall be continuing and shall survive the Closing for a period of two (2) years following the date of Closing; provided, however, that in the case of all such representations, warranties, covenants and agreements (including, but not limited to, indemnification obligations) there shall be no such termination with respect to any such representation, warranty, covenant or agreement as to which a bona fide claim has been asserted by written notice of such claim delivered to the Party or Parties making such representation, warranty, covenant or agreement prior to the expiration of the survival period.

         SECTION 11.2. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested) or sent via facsimile to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

                  (a)      If to Purchaser, to:

                           Synagro Technologies, Inc.
                           1800 Bering Drive, Suite 1000
                           Houston, Texas 77057
                           Attention: Mark A. Rome
                           Telecopy: 713/369-1760
                           with a copy to:

                           Locke Liddell & Sapp LLP
                           600 Travis, Suite 3200
                           Houston, Texas 77002
                           Attention: Michael T. Peters
                           Telecopy: 713/223-3717

                  (b)      If to Shareholders, to:

                           Christopher and Kathleen A. Schrader
                           203 Apache Street
                           Tavernier, Florida 33070

                           with a copy to:

                           Patrick C. Barthet, P.A.
                           200 South Biscayne Boulevard, Suite 1800
                           Miami, Florida 33131
                           Telecopy: 305/377-8695

         SECTION 11.3. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the interpretation of this Agreement. In this Agreement, unless a contrary intention is specifically set forth, (i) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision and (ii) reference to any Article or Section means such Article or Section hereof. No provision of this Agreement shall be interpreted or construed against any Party solely because such Party or its legal representative drafted such provision.

         SECTION 11.4. MISCELLANEOUS. This Agreement (including the documents and instruments referred to herein and the Schedules and Exhibits attached hereto) (a) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, and (b) shall not be assigned by operation of law or otherwise except that Purchaser may assign this Agreement to any other wholly-owned Subsidiary of Purchaser, but no such assignment shall relieve the Purchaser of its obligations hereunder.

         SECTION 11.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

         SECTION 11.6. BINDING ARBITRATION.

                  (a) General. Notwithstanding any provision of this Agreement to the contrary, upon the request of any Party (defined for the purpose of this provision to include Affiliates, principals and agents of any such Party), any dispute, controversy or claim arising out of, relating to, or in connection with, this Agreement or any agreement executed in connection herewith or contemplated hereby, or the breach, termination, interpretation, or validity hereof or thereof (hereinafter referred to as a "Dispute"), shall be finally resolved by mandatory and binding arbitration in accordance with the terms hereof. Any Party may bring an action in court to compel arbitration of any Dispute. Any Party who fails or refuses to submit any Dispute to binding arbitration following a lawful demand by the opposing Party shall bear all costs and expenses incurred by the opposing Party in compelling arbitration of such Dispute.

                  (b) Governing Rules. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Parties. The seat of the arbitration shall be Miami, Florida. Notwithstanding Section 11.6, the arbitration and this clause shall be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. (the "Federal Arbitration Act"). The arbitrator shall award all reasonable and necessary costs (including the reasonable fees and expenses of counsel) incurred in conducting the arbitration to the prevailing Party in any such Dispute. The Parties expressly waive all rights whatsoever to file an appeal against or otherwise to challenge any award by the arbitrators hereunder; provided, that the foregoing shall not limit the rights of any Party to bring a proceeding in any applicable jurisdiction to confirm, enforce or enter judgment upon such award (and the rights of the other Party, if such proceeding is brought to contest such confirmation, enforcement or entry of judgment, but only to the extent permitted by the Federal Arbitration Act).

                  (c) No Waiver; Preservation of Remedies. No provision of, nor the exercise of any rights under this Agreement shall limit the right of any Party to apply for injunctive relief or similar equitable relief with respect to the enforcement of this Agreement or any agreement executed in connection herewith or contemplated hereby, and any such action shall not be deemed an election of remedies. Such rights can be exercised at any time except to the extent such action is contrary to a final award or decision in any arbitration proceeding. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof. The institution and maintenance of an action for injunctive relief or similar equitable relief shall not constitute a waiver of the right of any Party, including without limitation the plaintiff, to submit any Dispute to arbitration nor render inapplicable the compulsory arbitration provisions of this Agreement.

                  (d) Arbitration Proceeding. In addition to the authority conferred on the arbitration tribunal by the rules specified above, the arbitration tribunal shall have the authority to order reasonable discovery, including the deposition of party witnesses and production of documents. The arbitral award shall be in writing, state the reasons for the award, and be final and binding on the Parties with no right of appeal. All statutes of limitations that would otherwise be applicable shall apply to any arbitration proceeding. Any attorney-client privilege and other protection against disclosure of confidential information, including without limitation any protection afforded the work-product of any attorney, that could otherwise be claimed by any Party shall be available to and may be claimed by any such Party in any arbitration proceeding. No Party waives any attorney-client privilege or any other protection against disclosure of confidential information by reason of anything contained in or done pursuant to or in connection with this Agreement. Each Party agrees to keep all Disputes and arbitration proceedings strictly confidential, except for disclosures of information to the Parties' legal counsel or auditors or those required by applicable law. The arbitrators shall determine the matters in dispute in accordance with the substantive law of Delaware, without regard to conflict of law rules. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

                  (e) Appointment of Arbitrators. The arbitration shall be conducted by three (3) arbitrators. The Party initiating arbitration (the "Claimant") shall appoint its arbitrator in its request for arbitration (the "Request"). The other Party (the "Respondent") shall appoint its arbitrator within thirty (30) days after receipt of the Request and shall notify the Claimant of such appointment in writing. If the Respondent fails to appoint an arbitrator within such thirty (30) day period, the arbitrator named in the Request shall decide the controversy or claim as sole arbitrator. Otherwise, the two (2) arbitrators appointed by the Parties shall appoint a third (3rd) arbitrator within thirty (30) days after the Respondent has notified Claimant of the appointment of the Respondent's arbitrator. When the third (3rd) arbitrator has accepted the appointment, the two (2) Party-appointed arbitrators shall promptly notify the Parties of the appointment. If the two
(2) arbitrators appointed by the Parties fail to appoint a third (3rd) arbitrator or so to notify the Parties within the time period prescribed above, then the appointment of the third (3rd) arbitrator shall be made by the American Arbitration Association, which shall promptly notify the Parties of the appointment. The third (3rd) arbitrator shall act as Chair of the panel.

                  (f) Other Matters. This arbitration provision constitutes the entire agreement of the Parties with respect to its subject matter and supersedes all prior discussions, arrangements, negotiations and other communications on dispute resolution. This arbitration provision shall survive any termination, amendment, renewal, extension or expiration of this Agreement or any agreement executed in connection herewith or contemplated hereby unless the Parties otherwise expressly agree in writing. The obligation to arbitrate any dispute shall be binding upon the successors and assigns of each of the Parties.

         SECTION 11.7. AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of all of the Parties.

         SECTION 11.8. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         SECTION 11.9. PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

         SECTION 11.10. VALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Purchaser and the Shareholders have executed and delivered this Agreement effective as of the date first written above.

                                      PURCHASER:

                                      SYNAGRO TECHNOLOGIES, INC.


                                      By: /s/ MARK A. ROME
                                          --------------------------------------
                                          Mark A. Rome, Executive Vice President


                                      THE SHAREHOLDERS:


                                      /s/ CHRISTOPHER J. SCHRADER
                                      ------------------------------------------
                                      Christopher J. Schrader


                                      /s/ KATHLEEN A. SCHRADER
                                      ------------------------------------------
                                      Kathleen A. Schrader

                                   EXHIBIT A

                                    GLOSSARY

         For purposes of this Agreement, the following terms shall have the meaning specified or referred to below when capitalized (or if not capitalized, unless the context clearly requires otherwise) when used in this Agreement.

         "Affiliate(s)" with respect to any Person, means any Person directly or indirectly controlling, controlled by or under common control with such Person, and any natural Person who is an officer, director or partner of such Person and any members of their immediate families living within the same household. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Benefit Program" means any plan, policy, contract, program, commitment or arrangement providing for bonuses, deferred compensation, retirement payments, profit sharing, incentive pay, commissions, hospitalization or medical expenses or insurance or any other benefits for any officer, consultant, director, annuitant, employee or independent contractor of the Company as such or members of their families (other than directors' and officers' liability policies), whether or not insured.

         "Business Facility" or "Business Facilities" is that certain real property located at 89111 Overseas Highway, Tavernier, Florida.

         "Code" means the Internal Revenue Code of 1986, as amended, or any amending or superseding tax laws of the United States of America.

         "Environmental Claim(s)" means any claim; litigation; demand; action; cause of action; suit; loss; cost, including, but not limited to, attorneys' fees, diminution in value, and expert's fees; damage; punitive damage; fine, penalty, expense, liability, criminal liability, strict liability, judgment, governmental or private investigation and testing; notification of status of being potentially responsible for clean-up of any facility or for being in violation or in potential violation of any Environmental Law; proceeding; consent or administrative orders, agreements or decrees; lien; personal injury or death of any person; or property damage, whether threatened, sought, brought or imposed, that is related to or that seeks to recover losses, damages, costs, expenses and/or liabilities related to, or seeks to impose liability for: (i) improper use or treatment of wetlands, pinelands or other protected land or wildlife; (ii) noise; (iii) radioactive materials (including naturally occurring radioactive materials ("NORM")); (iv) explosives; (v) pollution, contamination, preservation, protection, decontamination, remediation or clean-up of the air, surface water, groundwater, soil or protected lands; (vi) solid, gaseous or liquid waste generation, handling, discharge, release, threatened release, treatment, storage, disposal or transportation; (vii) exposure of persons or property to Materials or Environmental Concern and the effects thereof; (viii) the release or threatened release (into the indoor or outdoor environment), generation, extraction, mining, beneficiating, manufacture, processing, distribution in commerce, use, transfer,


                               EXHIBIT A - PAGE 1
transportation, treatment, storage or disposal of Remediation of Materials of Environmental Concern; (ix) injury to, death of or threat to the health or safety of any person or persons caused directly or indirectly by Materials of Environmental Concern; (x) destruction caused directly or indirectly by Materials of Environmental Concern or the release or threatened release of any Materials of Environmental Concern of any property (whether real or personal);
(xi) the implementation of spill prevention and/or disaster plans relating to Material of Environmental Concern; (xiii) community right-to-know and other disclosure laws; or (xiii) maintaining, disclosing or reporting information to Governmental Authorities of any other third person under any Environmental Law. The term, "Environmental Claim," also includes, without limitation, any losses, damages, costs, expenses and/or liabilities incurred in testing, if such testing confirms the presence of Materials of Environmental Concern.

         "Environmental Law(s)" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, guidance document, order, consent agreement, order or consent judgment, decree, injunction, requirement or agreement with any governmental entity or any judicial or administrative decision relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, application, production, release or disposal of Materials of Environmental Concern, in each case as amended from time to time, or (z) health, worker protection or community's right to know. The term "Environmental Law" includes, without limitation, (i) the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including the hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Safe Drinking Water Act and the Federal Occupational Safety and Health Act of 1970, each as amended from time to time, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of, effects of or exposure to any Materials of Environmental Concern.

         "Environmental Permit(s)" means all permits, licenses, certificates, registrations, identification numbers, applications, consents, approvals, variances, notices of intent, and exemptions necessary for the ownership, use and/or operation of any current Business Facility or to conduct the Company's business as currently conducted in compliance with Requirements of Environmental Laws.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "GAAP" means generally accepted accounting principals applied on a consistent basis.


                               EXHIBIT A - PAGE 2

         "Governmental Authority" or "Governmental Authorities" means any nation or government, any state or political subdivision thereof and any agency or entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.

         "Lien(s)" means any mortgage, pledge, hypothecation, security interest, encumbrance, right of first refusal, option, lien, charge, condition, restriction or burden of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction).

         "Material Adverse Effect" means any event, occurrence, fact, condition, change, development or effect that is or could reasonably be anticipated to be materially adverse to the business, assets (including intangible assets), liabilities, financial condition, results of operations, properties (including intangible properties) or business prospects of the Company and all of its Subsidiaries or the Purchaser and all of its Subsidiaries, as applicable, taken as a whole.

         "Materials of Environmental Concern" means: (i) those substances included within the statutory and/or regulatory definitions or listings of "hazardous substance," "medical waste," "special waste," "hazardous waste," "sludges," "sewage sludge," "extremely hazardous substance," "regulated substance," "solid waste," "hazardous materials," or "toxic substances," under any Environmental Law; (ii) any material, waste or substance which is or contains: (A) petroleum, oil or a fraction thereof, (B) explosives, or (C) radioactive materials (including naturally occurring radioactive materials); and
(iii) such other substances, materials, or wastes that are or become classified or regulated as hazardous or toxic under any applicable federal, state or local law or regulation. To the extent that the laws or regulations of any applicable state or local jurisdiction establish a meaning for any term defined herein through reference to federal Environmental Laws which is broader than the meaning under such federal Environmental Laws, such broader meaning shall apply.

         "Person" means any individual, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization, government or agency or subdivision thereof or any other entity.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or by any trade or business, whether or not incorporated, which, together with the Company, is under common control, as described in Section 414(b) or (c) of the Code.

         "Remediation" means any action necessary to: (i) comply with and ensure compliance with the Requirements of Environmental Laws and (ii) the taking of all reasonably necessary precautions to protect against and/or respond to, remove or remediate or monitor the release or threatened release of Materials of Environmental Concern at, on, in, about, under, within or near the air, soil, surface water, groundwater or soil vapor at any Business Facility of the Company or any of its Subsidiaries or of any property affected by the business, operations, acts omissions, or Materials of Environmental Concern of the Company or any of its Subsidiaries.


                               EXHIBIT A - PAGE 3

         "Requirement(s) of Environmental Law(s)" means all requirements, conditions, restrictions or stipulations of Environmental Laws imposed upon or related to the Company or any of its Subsidiaries or the assets, Business Facilities and/or the business of the Company or any of its Subsidiaries.

         "Subsidiary" or "Subsidiaries" shall mean, when used with reference to an entity, any other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, or a majority of the outstanding voting securities of which, are owned directly or indirectly by such entity.

         "Supplies" means all office supplies, kitchen supplies, laundry supplies, medical supplies, spare parts, safety equipment, maintenance supplies, other supplies used or consumed in the Business and other similar items which exist on the Closing Date.

         "Taxes" shall mean any and all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real or personal property, sales, withholding, social security, occupation, use, severance, environmental, license, net worth, payroll, employment, franchise, transfer and recording taxes, fees and charges, imposed by the IRS or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies or other assessments.

         "Tax Return(s)" shall mean any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including, without limitation, information returns and documents (i) with respect to or accompanying payments of estimated Taxes or (ii) with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information, including any schedule or attachment thereto and any amendment thereof.



                               EXHIBIT A - PAGE 4